As filed with the Securities and Exchange Commission on April 29, 2014

Registration No. 333- 186032

811- 06032

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 1

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 156

SEPARATE ACCOUNT VA B

(Exact Name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8330

Darin D. Smith, Esq.

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Title of Securities Being Registered: Flexible Premium Variable Annuity Policies

It is proposed that this filing become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2014 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

TRANSAMERICA INCOME ELITESM II

Transamerica Life Insurance Company	Transamerica Financial Life Insurance Company
Separate Account B (EST. 1/19/1990)	Separate Account BNY (EST. 9/27/1994)
4333 Edgewood Road NE	4333 Edgewood Road NE
Cedar Rapids, Iowa 52499-0001	Cedar Rapids, Iowa 52499-0001
(800)525-6205	(800)525-6205
www.transamerica.com	www.transamerica.com

This prospectus describes information you should know before you purchase a Transamerica Income EliteSM II variable annuity. The prospectus describes a contract between each owner and joint owner (“you”) and Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company (“us,” “we,” “our” or “Company”). This is an individual, deferred, flexible premium variable annuity. This variable annuity allows you to allocate your premium payments among the fixed account (if available) and the Transamerica Series Trust.

This prospectus and the underlying fund prospectuses give you important information about the policies and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference. You can also contact us to get a Statement of Additional Information (SAI) free of charge. The SAI contains more information about this policy. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. The prospectus and SAI can also be obtained from the SEC’s website (www.sec.gov). The table of contents of the SAI is included at the end of this prospectus. The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice.

We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your policy nor are we acting in any capacity on behalf of tax-advantaged retirement plan. This information does not constitute personalized investment advice or financial planning advice.

Prospectus Date: May 1, 2014

Statement of Additional Information Date: May 1, 2014

TABLE OF CONTENTS continued

APPENDIX
DEATH BENEFIT	80
APPENDIX
HYPOTHETICAL ADJUSTED PARTIAL SURRENDERS - GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS	82
APPENDIX
HYPOTHETICAL EXAMPLE OF THE WITHDRAWAL BASE CALCULATION - RETIREMENT INCOME MAXSM RIDER	87

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INTRODUCTION

How to buy this variable annuity

Ö CHOOSE BETWEEN QUALIFIED AND NON-QUALIFIED

	Qualified Policy* Minimum Initial Deposit	Non-Qualified Policy Minimum Initial Deposit	Surrender Charge Period	Mortality & Expense Risk and Administrative Charges
Income Elite II	$1,000	$5,000	0 years	0.45%

* We currently issue new policies to the following plans: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, 457(f) plans (in certain circumstances) and Section 401(a) plans (including profit sharing plans, defined benefit pension plans, defined contribution pension plans, 401(k) plans, combination defined benefit/contribution plans).

This table does not show underlying fund portfolio expenses, annual service charge and optional rider fees. This variable annuity may not be available through your financial intermediary.

Ö CHOOSE INVESTMENT OPTIONS

—	Subaccounts - Funds representing a range of investment strategies, objectives and asset classes.
—	Fixed Account - A fixed interest account (if available).

Subject to limitations, you may move your policy value among each of these investment options.

Ö CHOOSE OPTIONAL GUARANTEED BENEFITS (IF DESIRED)

Guaranteed Lifetime Withdrawal Benefit	Retirement Income MaxSM*
Death Benefits	Return of Premium*

* Investment or other restrictions may apply

Additional fees may apply. Optional benefits may not be available through your financial intermediary or in all states.

Ö COMPLETE OUR APPLICATION OR ORDER FORM

Ö PAY THE APPLICABLE MINIMUM INITIAL DEPOSIT

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FEE TABLE AND EXPENSE EXAMPLES

The following describes the fees and expenses that you will pay when buying, owning, and surrendering the policy.

Please be certain to review the notes following the fee table and expense examples for further information about the fees and charges presented. The order of the notes follows the order in which the fees and charges under the policy are presented in the fee tables and the expense examples.

The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase the fees may be different than those described in the Fee Table. See EXPENSES.

The first section describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options. State premium taxes may also be deducted. State premium taxes currently range from 0% - 4%. Excess interest adjustments may be made to amounts surrendered or applied to annuity payment options from cash value from the fixed account. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)

Owner Transaction Expenses:
Front-End Sales Load On Purchase Payments	0%
Contingent Deferred Surrender Charge (as a percentage of premium surrendered)	0%
Transfer Fee	$0 - $10
Special Service Fee	$0 - $25

The next section describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)

Annual Service Charge	$0 - $50
Separate Account Annual Expenses (as a percentage, annually, of average separate account value):
Mortality and Expense Risk Fee	0.30%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.45%
Optional Separate Account Expenses:
Return of Premium Death Benefit	0.15%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses	0.60%
Optional Guaranteed Lifetime Withdrawal Benefit Rider Fees:
Retirement Income MaxSM Rider (annual charge - a % of withdrawal base):
Base Benefit (Maximum)	2.00%
Base Benefit (Current)	1.25%

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The next section shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2013 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses (Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses):

Lowest Gross	0.63%
Highest Gross	1.32%

The following Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2013, and the base policy with the combination of available optional features or riders with the highest fees and expenses, including the Return of Premium Death Benefit, and Retirement Income MaxSM Rider options (as of May 1, 2014). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Examples:

If the policy is surrendered or annuitized at the end of the applicable time period or if you do not surrender your policy:

1 Year	$321
3 Years	$995
5 Years	$1714
10 Years	$3724

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the policies, see OTHER INFORMATION - Distributor of the Policies.

NOTES TO FEE TABLE AND EXPENSE EXAMPLES

Owner Transaction Expenses:

Transfer Fee: The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the investment options. There is no fee for the first 12 transfers per policy year. For additional transfers, we may charge a fee of $10 per transfer.

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Special Service Fees: We may deduct a charge for special services, including overnight delivery; duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

Annual Service Charge:

The maximum annual service charge is $50. In no event will the service charge exceed 2% of the policy value or the maximum amount.

Criteria for Potential Waiver	Potential Waiver Amount*
Policy Value or sum of all premium payments less all withdrawals:
$50,000 thru $249,999.99	up to $ 35
$250,000 or more	up to $ 50
Participation in e-delivery program	up to $ 15

*In no event will we waive in the aggregate more than the actual annual service charge for any policy year.

Separate Account Annual Expenses:

Mortality and Expense Risk Fee: The mortality and expense risk fee shown is for the accumulation phase with the base death benefit. During the income phase, the mortality and expense risk fee is at an annual rate of 0.45%.

Optional Separate Account Expenses: Any optional separate account expense is in addition to the mortality and expense risk and administrative fees.

Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses: This reflects the base separate account expenses, the Return of Premium Death Benefit fee, but does not include any annual Optional Rider Charges.

Optional Rider Charges and Optional Guaranteed Lifetime Withdrawal Benefit Rider Charges:

In some cases, riders to the policy are available that provide optional benefits. There are additional fees (each year) for those riders.

Retirement Income MaxSM Rider - Withdrawal Base: We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value.

Total Portfolio Annual Operating Expenses:

The fee table information relating to the underlying fund portfolios was provided to us by the underlying fund portfolios, their investment advisers or managers, and we have not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the portfolios may be greater or less than those shown

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in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

Expense Examples:

The Example does not reflect premium tax charges, special service fees, or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

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THE ANNUITY

This prospectus describes information you should know before you purchase the Transamerica Income EliteSM II.

An annuity is a contract between you, the owner, and an insurance company (in this case us), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are generally tax deferred. Tax deferral means you are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.

The policy is a “deferred” annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own policy.

The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional premium payments of at least $50 (but not more than the stated maximum total premium payment amount) until the annuity commencement date. You are not required to make any additional premium payments.

The policy is a “variable” annuity because the value of your policy can go up or down based on the performance of your subaccounts. If you invest in the separate account, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your subaccounts. You could lose the amount you allocate to the separate account. The amount of annuity payments you receive from the separate account also depends upon the investment performance of your subaccounts for the income phase.

The fixed account may, but is not guaranteed to always, be offered. If the fixed account is offered it will offer interest at a rate(s) that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that we may offer and that you select.

Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

PURCHASE

Policy Issue Requirements

We will not issue a policy unless:

—	we receive in good order (See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order) all information needed to issue the policy;
—	we receive in good order (at our Administrative Office) a minimum initial premium payment; and
—	the annuitant, owner, and any joint owner are age 90 or younger (the limit may be lower for qualified policies).

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We reserve the right to reject any application.

Premium Payments

General. You should make checks for premium payments payable to Transamerica Life Insurance Company or Transamerica Financial Life Insurance Company, as applicable, and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the policy.

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to us, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Initial Premium Requirements. The initial premium payment for nonqualified policies must be at least $5,000, and generally at least $1,000 for qualified policies. You must obtain our prior approval to purchase a policy with an amount in excess of our maximum premium amount.

Your initial premium payment may not be credited to your policy on the day that you leave your premium payment with your financial intermediary. Your financial intermediary may take up to seven market days to assess whether buying this policy is suitable for you. Your financial intermediary may send us your initial premium payment while they complete this assessment. Your financial intermediary must also ensure that we have all the information needed for us to process your policy. We will not begin to process your policy during this period.

We will first begin our review only once we receive both your initial premium payment and your application (or an electronic order form). We will credit your initial premium payment to your policy within two market days after the market day that we receive your initial premium payment, your application (or order form) and once we determine that your policy information is both complete and in good order. This time period is in addition to the time your financial intermediary may take to complete their part of the process. If we are unable to complete our part of the process within five market days from the market day that we receive your initial premium payment and your application (or electronic order form), then we will notify you or your financial intermediary, if applicable, and explain why we can’t process your policy. We will also return your initial premium payment at that time unless you let us keep it and credit it as soon as possible.

Neither we nor your financial intermediary are responsible for lost investment opportunities while we each complete our review processes. You will not earn interest on your initial premium payment during these review periods. Any initial premium payments received by us will be held in our general account until credited to your policy.

The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy quarters, policy months and policy anniversaries.

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Additional Premium Payments. You are not required to make any additional premium payments. However, you can generally make additional premium payments during the accumulation phase. Additional premium payments must be at least $50. After the first policy year, additional premium payments each policy year cannot, in the aggregate, without our prior approval exceed $25,000 for nonqualified policies and the lesser of (1) the IRS maximum annual contribution limit or (2) $60,000 for qualified policies. We reserve the right to refuse any additional premium payment in excess of these limits. We will credit additional premium payments to your policy as of the market day we receive your premium and required information in good order at our Administrative Office. Additional premium payments must be received before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) to get same-day pricing of the additional premium payment.

Maximum Total Premium Payments. For issue ages 0-80, we reserve the right to require prior approval of any cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant issued by us or an affiliate. For issue ages over 80, we reserve the right to require prior approval of any cumulative premium payments over $500,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant issued by us or an affiliate.

Allocation of Premium Payments. When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation. You could lose the amount you allocate to the variable subaccounts.

If you allocate premium payments to the Dollar Cost Averaging program (if it is available), you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.

You may change allocations for future additional premium payments by sending written instructions to our Administrative Office, or by telephone, or other electronic means acceptable to the Company, subject to the limitations described in ADDITIONAL FEATURES - Telephone and Electronic Transactions, or any other means acceptable to the Company. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.

The Company reserves the right to restrict or refuse any premium payment.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of trading on the New York Stock Exchange on each market day and ends at the close of trading on the next succeeding market day. A market day is each day that the New York Stock Exchange is open for business. The New York Stock Exchange usually closes at 4:00 p.m., Eastern time. Holidays are generally not market days.

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INVESTMENT OPTIONS

This policy offers you a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed in the “Appendix - Underlying Fund Portfolios Associated with the Subaccounts.”

The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.

More detailed information, including an explanation of the portfolios’ fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.

Note: If you received a summary prospectus for any of the portfolios listed in “Appendix - Portfolios Associated with the Subaccounts”, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Selection of Underlying Fund Portfolios

The underlying fund portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, volatility, hedgeability, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see EXPENSES - Revenue We Receive. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premium payments and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

We have developed this variable annuity in cooperation with one or more distributors, and may include certain underlying fund portfolios based on their recommendations. Their selection criteria may differ from our selection criteria.

You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

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In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to you, including each underlying fund portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the fund’s website provide more current information, including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We will not add, delete or substitute any underlying fund portfolio shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

If you elect certain optional riders, you will be subject to investment restrictions. In the future, we may change the investment restrictions.

Not all subaccounts may be available for all policies.

Addition, Deletion, or Substitution of Investment Options

We cannot and do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We retain the right, subject to any applicable law, to make certain changes to the separate account and its investment options. We reserve the right to add new portfolios (or portfolio classes) or close existing portfolios (or portfolio classes). We also reserve the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the SEC. Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by us. Each additional subaccount will purchase shares in an underlying fund portfolio, or other investment vehicle. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, we will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

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Similarly, we may, at our discretion, close a subaccount to new investments. Any subsequent premium payments, (including dollar cost averaging transactions) or transfers (including asset rebalance programs transactions) into a closed subaccount will be re-allocated to the remaining available investment options according to the investment allocation instructions you previously provided. If your previous investment allocation instructions do not include any available investment options, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and any premium payment will be returned. Under asset rebalance programs the value remaining in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your policy, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment option. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., policy reached maximum annuity commencement date) if an investment option is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment options you have purchased annuity units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment option is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other investment options you have value allocated to and which are open to new investment.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts or (5) add new underlying fund portfolios, or substitute a new underlying fund portfolio for an existing underlying fund portfolio.

The Fixed Account

The fixed account may, but is not guaranteed to always, be available. If available, premium payments allocated and amounts transferred to the fixed account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account when available will not be less than the guaranteed minimum effective annual interest rate shown on your policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the

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guaranteed minimum. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into the money market subaccount or if a money market subaccount is unavailable to a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment option by giving us notice within 30 days before the end of the expiring guaranteed period.

Surrenders, withdrawals, transfers, and amounts applied to an annuity payment option from a guaranteed period option of the fixed account prior to the end of the guaranteed period are generally subject to an excess interest adjustment. See ACCESS TO YOUR MONEY - Excess Interest Adjustment for more information about when an excess interest adjustment applies. This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below the guaranteed minimum.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the policy is issued.

If you select the fixed account, when it is available, your money will be placed with our other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of each annuity payment you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase. The interest credited as well as principal invested in the fixed account is based on our claims-paying ability.

We reserve the right to refuse any premium payment or transfer to the fixed account.

Transfers

During the accumulation phase, you may make transfers to or from any investment option within certain limitations. Transfers out of a guaranteed period option of the fixed account are limited to the following:

—	Transfers at the end of a guaranteed period.
—	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because unless otherwise directed transfers are deemed to come from the oldest premium payment first.
—	Other than at the end of a guaranteed period, transfers of amounts from the guaranteed period option in excess of amounts equal to interest credited, are subject to an excess interest adjustment. If it is a negative adjustment, the maximum amount you can transfer in any one policy year may be limited to 25% of the amount in that guaranteed period option, less any previous transfers during the current policy year. If it is a positive adjustment, we do not limit the amount that you can transfer. (Note: This restriction may prolong the period of time it takes to transfer the full amount in the guaranteed period option of the fixed account. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)

Each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received in good order while the New York Stock Exchange is open to get same-day pricing of the transaction. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

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The number of transfers permitted may be limited and a $10 charge for each transfer in excess of 12 in any policy year may apply. We reserve the right to prohibit transfers to the fixed account.

During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Transfers made by telephone, or other electronic means acceptable to the Company, are subject to the limitations described in ADDITIONAL FEATURES - Telephone and Electronic Transactions.

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity policy was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

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Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

For policies with Portfolio Allocation Method, the effect of transfers pursuant thereto may be considered disruptive for certain underlying fund portfolios. As a result, policy owners using Portfolio Allocation Method may have to change their selected underlying fund portfolios.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

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Under our current policies and procedures, we do not:

—	impose redemption fees on transfers; or
—	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
—	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

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Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Investment Restrictions

If you elect certain optional riders, you will be subject to investment restrictions. In the future, we may change the investment restrictions.

Certain underlying fund portfolios may employ investment strategies that are intended to reduce the risk of loss and/or mange volatility. These investment strategies also may dampen the performance of the funds, which in turn will affect your policy value and the value of the benefit under your optional rider. Investment options not available with your optional rider may offer the potential for higher investment returns.

Certain underlying fund portfolios may be selected as permitted investments under each optional rider, in part, to reduce the risk of investment losses that could require us to use our own assets to pay amounts due under that optional rider. In addition, these underlying fund portfolios may enable us to more efficiently manage the financial risks we bear under the guarantees provided by the optional riders.

For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios’ current prospectuses.

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EXPENSES

There are charges and expenses associated with your policy that reduce the return on your investment in the policy. In addition to the following charges, there are optional benefits that if selected, assess additional charges. Please see ADDITIONAL FEATURES for more information.

Excess Interest Adjustment

Surrenders, withdrawals, transfers, amounts applied when a death benefit is calculated, and amounts applied to an annuity option from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also apply to amounts applied to an annuity payment option. Please see “Appendix - Excess Interest Adjustment Examples” for an example showing the effect of a hypothetical excess interest adjustment calculation. The excess interest adjustment plays a role in calculating the total interest credited to the fixed account.

Mortality and Expense Risk Fees

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. This fee is assessed daily based on the net asset value of each subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the policy (including distribution related expenses), and assuming the risk that the current charges will be insufficient in the future to cover costs of selling, distributing and administering the policy.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

Premium Taxes

A deduction is also made for premium taxes, if any, imposed on us by a state, municipality or other government agency. The tax, currently ranging from 0% to 4%, is assessed at the time premium payments are made or when annuity payments begin. We pay the premium tax at the time it is imposed. We will, at our discretion, deduct the total amount of premium taxes, if any, from the policy value when such taxes are due to the applicable taxing authority, you begin receiving annuity payments, you surrender the policy or a death benefit is paid.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

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Special Service Fees

We may deduct a charge for special services, including overnight delivery; duplicate policies; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the annuity commencement date. If you make more than 12 transfers per policy year, we reserve the right to charge for each additional transfer. Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of your free transfers. All transfer requests made at the same time are treated as a single transfer.

Service Charge

We reserve the right to increase the annual service charge up to the maximum. A portion of the service charge may be waived, but is not guaranteed to always be waived. We reserve the right to vary the amount of any waiver and the circumstances in which any waiver or waivers apply.

Administrative Charges

We deduct a daily administrative charge to cover the costs of supporting and administering the policy (including certain distribution-related expenses). This charge is equal to a percentage of the daily net asset value of each subaccount during both the accumulation phase and the income phase.

Optional Benefits

If you elect to purchase optional benefits, we will deduct an additional fee. For some optional benefits the fee is assessed against the daily net asset value and for others it is deducted from each investment option in proportion to the amount of policy value in each investment option. Please refer to the FEE TABLE AND EXPENSE EXAMPLES for the list of fees for each optional benefit and ADDITIONAL FEATURES for more information.

Portfolio Fees and Expenses

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest underlying fund portfolio expenses for the previous calendar year are found in FEE TABLE AND EXPENSE EXAMPLES in this prospectus. See the prospectuses for the underlying fund portfolios for more information.

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Reduced Fees and Charges

We may, at our discretion, reduce or eliminate certain fees and charges for certain policies (including employer-sponsored savings plans) which may result in decreased costs and expenses.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

• Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain underlying fund portfolios available as investment options under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.45% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

• Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or subadviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis.

Incoming Payments to Us and/or TCI
Fund	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST	0.25%

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NOTES TO INCOMING PAYMENTS TABLE:

Maximum Fee % of assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in subaccounts that are closed to new premium payments, depending on the terms of the agreements supporting those payments and on the services provided.

TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is subadvised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are subadvised by non-affiliated entities. During 2013 we received $147,513,445.97 for Transamerica Life Insurance Company and $6,874,208.52 for Transamerica Financial Life Insurance Company in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

Other Payments. TCI also serves as the wholesale distributor for the policies, and in that capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and subadvisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or subadviser receives from the advisory fee deducted from underlying fund portfolio assets. Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and subadvisers of the underlying fund portfolios (or their affiliates):

—	may each directly or indirectly pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and subadvisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees.
—	may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies.
—	may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional efforts. The amounts may be significant and these arrangements provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.

For the calendar year ended December 31, 2013, TCI or its affiliates received total revenue sharing payments in the amount of $5,212,365.52 from the following Fund managers and/or subadvisers to participate in TCI’s events: Aegon USA Investment Management • Alliance Bernstein Investments • American Funds • BlackRock Investment Management, LLC. • Fidelity Investments • Franklin Templeton Investments • Hanlon Investment Management Inc. • ING Clarion Real Estate Securities • Janus Capital • Jennison Associates • JP Morgan Asset Management • Legg Mason Capital Management • Logan Circle Investment Partners • Madison Asset Management • MFS • Morgan Stanley Investment Management • Morningstar Advisors • Natixis Global Asset Management • Neuberger Berman • Oppenheimer Funds • Pacific Investment Management Company • Ranger Investments • Schroder • Suntrust Investments • Systematic Financial Management • TS&W • Vanguard • Wellington Management Company.

Please note some of the aforementioned managers and/or subadvisers may not be associated with underlying fund portfolios currently available in this product.

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Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.

ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in the following ways:

—	by making a surrender (either a full or partial surrender); or
—	by taking systematic payouts (See ADDITIONAL FEATURES - Systematic Payout Option for more details).

Surrenders

During the accumulation phase, if you take a full surrender you will receive your cash value. If you want to take a partial surrender, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the surrender from each of the investment options in proportion to the policy value. Surrenders may be referred to as withdrawals on your policy statement and other documents.

Remember that any surrender you take will reduce the policy value, and the amount of the death benefit. See DEATH BENEFIT, for more details. A partial surrender also may have a negative impact on certain other benefits and guarantees of your policy. See ADDITIONAL FEATURES, for more details.

Surrenders from the fixed account may be subject to an excess interest adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any surrenders you make.

Surrenders from qualified policies may be restricted or prohibited.

During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may defer such payment from the separate account if:

—	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;
—	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
—	the SEC permits a delay for the protection of owners.

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Transfers of amounts from the subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica Aegon Money Market VP portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, surrender (either full or partial), loan, or death benefit from the TA Aegon Money Market subaccount until the portfolio is liquidated.

Any payment or transfer request which is not in good order will cause a delay. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium payment check has cleared your bank.

Excess Interest Adjustment

Surrenders, withdrawals, transfers, and amounts applied to an annuity option, from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. If, at the time of such transactions the guaranteed interest rate set by us for the applicable period has risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value (but not below the excess interest adjustment floor described in “Appendix - Excess Interest Adjustment Examples”). However, if the guaranteed interest rate for the applicable period has fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on surrender or transfer. Please see “Appendix - Excess Interest Adjustment Examples” to see how the excess interest adjustment is calculated and illustrative examples using hypothetical values.

Any amount surrendered in excess of the cumulative interest credited for that guaranteed period option is generally subject to an excess interest adjustment. An excess interest adjustment may also be made on amounts applied to an annuity payment option.

The formula that will be used to determine the excess interest adjustment is:

S* (G-C)* (M/12)

S = Is the amount (before premium taxes and the application of any Guaranteed Minimum Death Benefits, if any) being surrendered, withdrawn, transferred, paid upon death, or applied to an income option that is subject to the excess interest adjustment;

G = Is the guaranteed interest rate for the guaranteed period applicable to “S”;

C = Is the current guaranteed interest rate then being offered on new premium payments for the next longer option

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period than “M”. If this policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month; and

M = Number of months remaining in the current option period for “S”, rounded up to the next higher whole number of months.

* = multiplication

Please see “Appendix - Excess Interest Adjustment Examples” for more detailed information concerning the excess interest adjustment calculation.

There will be no excess interest adjustment on any of the following:

—	withdrawals of cumulative interest credited for that guaranteed period option;
—	Nursing Care and Terminal Condition Waiver surrenders;
—	Unemployment Waiver surrenders;
—	transfers from a Dollar Cost Averaging fixed source;
—	withdrawals to satisfy any minimum distribution requirements; and
—	systematic withdrawals, which do not exceed cumulative interest credited at the time of payment.

Please note that in these circumstances you will not receive a higher cash value if interest rates have fallen nor will you receive a lower cash value if interest rates have risen.

The excess interest adjustment may vary for certain policies and may not be applicable for all policies.

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

—	Any surrenders over $250,000;
—	Certain surrenders on or within 15 days of an address change;
—	Any surrender request made on or within 15 days of an ownership change;
—	Any surrender when we have been directed to send proceeds to a different personal address from the address of record for that owner. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;
—	Any surrender when we do not have an originating or guaranteed signature on file;
—	Any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.

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ANNUITY PAYMENTS (THE INCOME PHASE)

You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The latest annuity commencement date generally cannot be later than the last day of the month following the month in which the annuitant attains age 99 (earlier if required by state law). In no event can this date be earlier than the third policy anniversary (earlier if required by state law).

Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse is eligible to and elects to continue the policy).

Unless you specify otherwise, the owner will receive the annuity payments. After the annuitant’s death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides several annuity payment options that are described below. You may choose any combination of annuity payment options. We will use your policy value to provide these annuity payments. If the policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if annuity payments would be less than the amount specified in your policy.) We may require proof of life before making annuity payments.

In deciding on which annuity payment option to elect, you must decide if fixed or variable payments are better for you. If you choose to receive fixed annuity payments, then the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable annuity payments. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) you select. The dollar amount of each variable annuity payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 3% at all times, the amount of each variable annuity payment would remain constant. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease.

You must also decide if you want your annuity payments to be guaranteed for the annuitant’s lifetime, a period certain, or a combination thereof. Generally, annuity payments will be lower if you combine a period certain, guaranteed amount, or liquidity with a lifetime guarantee (e.g., Life Income with 10 years Certain and Life with Guaranteed Return of Policy proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because you are guaranteed payments for a longer time).

A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin.

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The annuity payment options are explained below. Some options are fixed only.

Income for a Specified Period of at least 10 years (fixed only). We will make level annuity payments only for a fixed period of at least 10 years. No funds will remain at the end of the period. If your policy is a qualified policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Income of a Specified Amount (fixed only). Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level annuity payments followed by a smaller final annuity payment. If your policy is a qualified policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Life Income. You may choose between:

—	No Period Certain (fixed or variable) - Payments will be made only during the annuitant’s lifetime. The last annuity payment will be the payment immediately before the annuitant’s death.
—	10 Years Certain (fixed or variable) - Payments will be made for the longer of the annuitant’s lifetime or ten years.
—	Guaranteed Return of Policy Proceeds (fixed only) - Payments will be made for the longer of the annuitant’s lifetime or until the total dollar amount of annuity payments we made to you equals the annuitized amount (i.e., the adjusted policy value).

Joint and Survivor Annuity. You may choose:

—	No Period Certain (fixed or variable) - Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Annuity payments will be made as long as either person is living.
—	10 Year Certain (fixed only) - Payments will be made for the longer of the lifetime of the annuitant and joint annuitant or ten years.

Other annuity payment options may be arranged by agreement with us. Some annuity payment options may not be available for all policies, all ages or we may limit certain annuity payment options to ensure they comply with the applicable tax law provisions.

NOTE CAREFULLY

IF:

—	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and
—	the annuitant dies (or both joint annuitants die) before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

—	we may make only one (two, three, etc.) annuity payments.

IF:

—	you choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

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—	the person receiving annuity payments dies prior to the end of the guaranteed period;

THEN:

—	the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels) or a later date if agreed to by us. If you do not elect an annuity payment option, the default option will be Life with 10 Years Certain (subject to certain exceptions for qualified policies). Please note, all optional benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.

DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option (if you pick a variable annuity payment option fees and expenses will apply), or may choose to receive the death benefit via partial withdrawals, or lump sum withdrawal. The guarantees of these death benefits are based on our claims-paying ability.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, directions regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will pay the first beneficiary to provide us with due proof of death their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property.

Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. Due proof requires selecting a payment option. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once we receive due proof of death, investments in the separate account may be reallocated in accordance with the beneficiary’s instructions.

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We may permit the beneficiary to give a “one-time” written instruction to reallocate the policy value in the separate account to the money market subaccount after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant’s death (satisfactory evidence may include a certified death certificate).

When We Pay A Death Benefit

We will pay a death benefit IF:

—	you are both the annuitant and sole owner of the policy; and
—	you die before the annuity commencement date.

We will pay a death benefit to you (owner) IF:

—	you are not the annuitant; and
—	the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse of the owner, then he or she may elect, if eligible, to continue the policy as the new annuitant and owner, instead of receiving the death benefit. See DEATH BENEFIT - Spousal Continuation.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

—	you are the owner but not the annuitant; and
—	you die prior to the annuity commencement date.

Please note: Distribution requirements apply upon the death of any owner. Generally, upon the owner’s death (who is not the annuitant) the entire interest must be distributed within five years. See TAX INFORMATION for a more detailed discussion of the distribution requirements under the Code.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:

—	you are not the annuitant; and
—	you die on or after the annuity commencement date; and
—	the entire guaranteed interest in the policy has not been paid;

THEN:

—	the remaining portion of such guaranteed interest in the policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

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IF:

—	you are the owner and annuitant; and
—	you die after the annuity commencement date; and
—	the annuity payment option you selected did not have or no longer has a guaranteed period;

THEN:

—	no additional payments will be made (there is no death benefit).

Succession of Ownership

If an owner (who is not the annuitant) dies during the accumulation phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

—	any surviving owner;
—	primary beneficiary;
—	contingent beneficiary; or
—	owner’s estate.

Spousal Continuation

If the sole primary beneficiary is the spouse, upon the owner’s or the annuitant’s death, the beneficiary may elect to continue the policy in his or her own name. Upon the annuitant’s death if such election is made, the policy value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the annuitant. Any excess of the death benefit amount over the policy value will be allocated to each applicable investment option in the ratio that the policy value in the investment option bears to the total policy value. The terms and conditions of the policy that applied prior to the annuitant’s death will continue to apply, with certain exceptions described in the policy. For purposes of the death benefit on the continued policy, the death benefit is calculated in the same manner as it was prior to continuation except that all values used to calculate the death benefit are reset on the date the spouse continues the policy. See TAX INFORMATION - Same Sex Relationships for more information concerning spousal continuation involving the same sex spouses.

For these purposes, if the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

For these purposes, if the owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account, the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

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Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum, partial withdrawals or as annuity payments. The amount of the death benefit depends on the guaranteed minimum death benefit option, if any, you choose when you buy the policy. The “base policy” death benefit will generally be the greatest of:

—	the policy value on the date we receive the required information in good order at our Administrative Office;
—	the cash value on the date we receive the required information in good order at our Administrative Office (this will be more than the policy value if there is a positive excess interest adjustment);
—	minimum required cash value; and
—	the guaranteed minimum death benefit (if one was elected) on the date of death; plus premium payments, minus withdrawals, from the date of death to the date the death benefit is paid. Please see “Appendix - Death Benefit” for illustrative examples regarding death benefit calculations.

Please note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit

On the policy application, you may generally choose a guaranteed minimum death benefit (age limitations may apply) for an additional fee. After the policy is issued, you cannot make an election and the death benefit cannot be changed.

Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

—	total premium payments; minus
—	any adjusted partial surrenders (please see “Appendix - Death Benefit”) as of the date of death; minus
—	withdrawals from the date of death to the date the death benefit is paid.

This benefit is not available if you or the annuitant is 86 or older on the policy date. There is an extra charge for this death benefit. See FEE TABLE AND EXPENSE EXAMPLES.

Designated Investment Options. If you elected the Return of Premium Death Benefit, you must allocate 100% of your policy value to one or more of the designated investment options approved for the Return of Premium Death Benefit. See “Appendix - Designated Investment Options” for a complete listing of available subaccounts. Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.

Please note:

—	All policy value must be allocated to one or more designated investment options.
—	You may transfer amounts among the designated investment options; however, you cannot transfer any amount to any other subaccount if you elect this death benefit.

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Please note: You will not receive an optional guaranteed minimum death benefit if you do not choose one when you purchase your policy.

The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering a guaranteed minimum death benefit at any time.

Adjusted Partial Surrender

When you request a partial surrender, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial surrender. Under certain circumstances, the adjusted partial surrender may be more than the dollar amount of your surrender request. This will generally be the case if the guaranteed minimum death benefit exceeds the policy value at the time of surrender. It is also possible that if a death benefit is paid after you have made a partial surrender, then the total amount paid could be less than the total premium payments.

The formula used to calculate the adjusted partial surrender amount, is: adjusted partial surrender = (amount of the gross partial surrender * value of the current death proceeds immediately prior to the gross partial surrender ) / policy value immediately prior to the gross surrender.

We have included a detailed explanation of this adjustment with examples in the “Appendix - Death Benefit.” This is referred to as “adjusted partial surrender” in your policy. If you have a qualified policy, minimum required distributions rules may require you to request a partial surrender.

TAX INFORMATION

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. The federal income tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the policy value over the investment in the policy during each taxable year.

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There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or an employer sponsored retirement program, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or nonqualified, until a distribution occurs (either as a surrender, withdrawal, or as annuity payments). Under certain circumstances, however, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of living and death benefit options and riders elected may need to be considered in calculating minimum required distributions from a qualified plan/or policy.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.

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Tax Status of the Policy

Diversification Requirements. In order for a nonqualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The owners bear the risk that the entire contract could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death that will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity starting date, such owner’s surviving spouse is the sole beneficiary, under the nonqualified policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

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The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Annuities

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

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It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age. You should consult with a tax adviser about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

—	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
—	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Partial Withdrawals - Nonqualified Policies

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy,” which is generally your premiums paid (adjusted for any prior surrenders or portions thereof that were not taxable). Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy over the “investment in the policy.” In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your policy value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

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The Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals will be exempt from the penalty tax. They include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1⁄2; (2) paid after an owner dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Non-Qualified Stretch Annuity

In certain instances a non-spousal beneficiary may be permitted to elect a “stretch” annuity option as a means of disbursing death proceeds from a non-qualified annuity. the only method the Company uses for making distribution payments from a non-qualified “stretch” annuity is the required minimum distribution method as set forth in Revenue Ruling 2002-62. the applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

Guaranteed Lifetime Withdrawal Benefits

For policies with a guaranteed lifetime withdrawal benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

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Partial Annuitization

Under a tax provision enacted in 2010, if part of a non-qualified annuity policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Tax-Free Exchanges

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity policy for another annuity contract or a qualified long-term care insurance contract. Generally, an annuity policy issued in an exchange for another annuity policy is treated as new for purposes of the penalty and distribution at death rules.

If the initial contribution is made as a result of an exchange or surrender of another annuity policy, we may require that you provide information relating to the federal income tax status of the previous annuity policy to us.

Revenue Procedure 2011-38 significantly eases the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the newly enacted partial annuitization rule of Section 72(a)(2) of the code will not be treated as a distribution from either the old or new policy.

Pursuant to interim guidance provided in IRS Notice 2011-68, the IRS confirmed that it is permissible to partially exchange a portion of the cash surrender value of an annuity for a qualified long-term care insurance contract, provided that the requirements of Section 1035 are met. However, further guidance is needed regarding the application of Rev. Proc. 2011-38 to such transfers. Please discuss the tax consequences of any contemplated 1035 exchange transaction with a competent tax adviser.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified policy could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.

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Same Sex Relationships

Section 3 of the Federal Defense of Marriage Act was recently ruled unconstitutional and the Internal Revenue Service adopted a rule in response thereto recognizing the marriage of same sex individuals validly entered into in a jurisdiction that authorizes same sex marriages, even if the individuals are domiciled in a jurisdiction that does not recognize the marriage. The Internal Revenue Service also ruled that the term “spouse” does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a marriage under the laws of that jurisdiction. The Company intends to administer the policy consistent with these rulings until further guidance is provided. Therefore, exercise of the spousal continuation provisions of this policy or any riders by persons who do not meet the definition of “spouse” under federal law - e.g., domestic and civil union partners - may have adverse tax consequences.

Please note the jurisdiction where you are domiciled may not recognize same sex marriage which may limit your ability to take advantage of certain benefits provided to spouses under the policy. There are several unanswered questions regarding the scope and impact of this ruling and the subsequent guidance provided by the Internal Revenue Service. Please consult a tax adviser for more information on this subject.

Taxation of Surrenders and Partial Withdrawals - Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero.

The IRS has not reviewed this policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements. The actuarial present value of death and/or living benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1⁄2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.

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Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity starting dates, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, exchange or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Separate Account Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

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Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2013, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,000,000 indexed for inflation (currently $5,340,000) and 40% respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

Beginning in July of 2014, we may be required to withhold at a rate of 30% under FATCA on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective foreign entities are advised to consult with a competent tax adviser regarding the application of FATCA to their particular situation.

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Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code or to an annuity that is a qualified funding asset as defined in the Code Section 130(d) of the Code. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1⁄2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1⁄2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.

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Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59 1⁄2, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1⁄2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the

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policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Ineligible Owners-Qualified

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Qualified Plan Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1⁄2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1⁄2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

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Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive.

ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time during the accumulation phase to receive regular withdrawals from your policy by using the systematic payout option. Any systematic withdrawal in excess of the cumulative interest credited at the time of the payment may be subject to an excess interest adjustment. Systematic withdrawals can be made monthly, quarterly, semi-annually, or annually. Each withdrawal must be at least $50. Monthly and quarterly systematic withdrawals must generally be made by electronic funds transfer directly to your checking or savings account. There is no charge for this benefit.

Keep in mind that withdrawals under the systematic payout option may be taxable, and if made before age 59 1⁄2, may be subject to a 10% federal penalty tax.

Telephone and Electronic Transactions

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require you to create an account with a username and password, and to maintain a valid e-mail address.

We will not be liable for following instructions communicated by telephone or electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record conversations with you. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of any loss, theft or unauthorized use of your password.

Telephone and other electronic transactions must be received while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your financial representative’s can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request if the volume of transactions is unusually

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high, we might not have anyone available, or lines available, to take you transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We reserve the right to revoke your telephone and other electronic transaction privileges at any time without revoking all owners’ privileges. We may deny telephone and electronic transaction privileges to market timers or disruptive traders.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

There are two Dollar Cost Averaging programs available under your policy:

—	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly transfers or 4 quarterly transfers, and the maximum is 24 monthly transfers or 8 quarterly transfers. You can elect to transfer from the fixed account, money market or other specified subaccount.
—	Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment option into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin once we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note: Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st market day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

New Dollar Cost averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

IF:

—	we do not receive all necessary information to begin or restart a Dollar Cost Averaging program

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THEN:

—	any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
—	any amount allocated to a variable source will be invested in that variable source and will remain in that variable investment option; and
—	new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time. If a transfer is requested, we will honor the requested transfer and discontinue asset rebalancing. New instructions are required to start asset rebalancing. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually. Asset rebalancing can be used in conjunction with the Retirement Income MaxSM Rider. There is no charge for this benefit.

Retirement Income MaxSM Rider

You may elect to purchase the optional Retirement Income MaxSM rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value in certain designated investment options which are designed to help manage our risk and support the guarantees under the rider. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax adviser before electing the Retirement Income MaxSM rider for a qualified policy. Please Note: This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) and/or other “stretch” annuities whose required distributions are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1. The guaranteed lifetime withdrawal benefit is based on our claims-paying ability.

Retirement Income MaxSM - Base Benefit

Under this benefit, you can receive up to the rider withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary because your policy value goes to zero by other than an excess withdrawal, as payments from us for life), starting with the rider year immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s (or surviving spouse’s if

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the joint life option is elected) death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustments, below). A rider year begins on the rider date and thereafter on each anniversary of that date.

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See the “Appendix - Hypothetical Adjusted Partial Surrenders - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

—	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.
—	We have designed this rider to allow for withdrawals from your policy value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantee provided by the rider.
—	The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be, the higher the withdrawal base due to growth may be, and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.
—	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.
—	All policy value must be allocated to a limited number of specified investment options. You should consult with your registered representative to assist you in determining whether these certain investment options are suited for your financial needs and risk tolerance.
—	Any amount of withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.
—	An excess withdrawal may impact the withdrawal base on a greater than dollar-for-dollar basis and may cause you to lose the benefit of this rider.
—	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected and the surviving spouse was eligible to and elected to continue the policy), the Retirement Income MaxSM rider terminates and all benefits thereunder cease.

Like all withdrawals, withdrawals while this rider is in effect also:

—	reduce your policy value;
—	reduce your base policy death benefit and other benefits;
—	may be subject to excess interest adjustments;
—	may be subject to income taxes and federal tax penalties; and
—	may be limited or restricted under certain qualified policies.

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Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount in any rider year (after age 59) from your policy value without causing an excess withdrawal. See Withdrawal Base Adjustments below.

The rider withdrawal amount is zero if the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1⁄2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

—	the rider withdrawal amount described above; or
—	an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider. See “Appendix - Hypothetical Adjusted Partial Surrenders -Guaranteed Lifetime Withdrawal Benefit Riders” for an example showing the effect of a minimum required distribution amount.

If your policy value reaches zero:

—	due to a non-excess withdrawal, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reaches zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining minimum required distribution amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees.
—	due to an excess withdrawal, then this rider terminates (as does the policy).

Please note:

—	If the rider is added prior to the annuitant’s 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.
—	You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.
—	Excess withdrawals may cause you to lose the benefit of the rider.
—	All policy value must be allocated to a limited number of specified investment options. (See Designated Investment Options below.)

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Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Single Life Option Riders Issued on or after May 1, 2014	Joint Life Option Riders Issued on or after May 1, 2014	Single Life Option Riders Issued Prior to May 1, 2014	Joint Life Option Riders Issued Prior to May 1, 2014
0-58	0.0%	0.0%	0.0%	0.0%
59-64	4.30%	4.00%	4.30%	3.80%
65-79	5.30%	5.00%	5.30%	4.80%
≥ 80	6.30%	6.00%	6.30%	5.80%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value. During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.

Please note:

—	We determine the withdrawal base solely to calculate the rider withdrawal amount and rider fee.
—	Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.
—	Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

—	the current withdrawal base;
—	the withdrawal base immediately before the rider anniversary, increased by the growth percentage, if any (see Growth below);
—	the policy value on any monthiversarySM, (the same day of the month as the rider date, or the next market day if our Administrative Office or the New York Stock Exchange are closed) including the current rider anniversary (see Automatic Step-Up below).

See “Appendix - Hypothetical Example of the Withdrawal Base Calculation - Retirement Income MaxSM Rider” which illustrates the hypothetical example of the withdrawal base calculation.

Growth. On each of the first ten rider anniversaries, we will add a growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The growth percentage is as follows:

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Riders Issued On or after May 1, 2014	Riders Issued Prior to May 1, 2014
5.5%	5.0%

The annual growth credit is equal to the growth percentage multiplied by the withdrawal base immediately before the rider anniversary.

Please note: Because a withdrawal will eliminate the potential application of the growth percentage for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no excess withdrawal occurred, or (2) the policy value on the rider anniversary. If neither value is greater than the current withdrawal base, or the withdrawal base is increased by any growth percentage, no automatic step-up will occur. The withdrawal percentage (as indicated in the withdrawal percentage table) will also increase if you have crossed into another age band prior to the automatic step-up. Please note, the increase is part of the automatic step-up and if no automatic step-up occurs then there will be no withdrawal percentage increase.

On each rider anniversary the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum rider fee percentage in effect when you purchased the rider.

Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Any amount of gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. If an excess withdrawal reduces the policy value to zero, this rider will terminate. Withdrawal base adjustments occur immediately following excess withdrawals. See “Appendix - Hypothetical Adjusted Partial Surrenders -Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is amplified if the policy value is less than the withdrawal base. See the “Appendix - Hypothetical Adjusted Partial Surrenders - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical excess withdrawals in more detail.

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Please Note: We do not monitor for, or notify you of, excess withdrawals. If you take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 66 years old. Further assume that you do not make any withdrawals or additional premium payments, no automatic step-ups occurred, but that after five years your policy value has declined to $90,000 solely because of negative investment performance. With an annual growth rate percentage of 5.0%, after 5 years the withdrawal base is equal to $127,628 ($100,000 x 1.055). You could receive up to $6,764 which is the applicable withdrawal percentage of 5.3% for the single life option multiplied by the withdrawal base of $127,628, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 71, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future rider withdrawal amount to $6,501.

See the “Appendix - Hypothetical Adjusted Partial Surrenders - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail.

Designated Investment Options. If you elect this rider, you must designate 100% of your policy value into one or more of the designated investment options approved for the Retirement Income MaxSM Rider. See “Appendix - Designated Investment Options” for a complete listing of available subaccounts. Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.

Transfers between the designated investment options are allowed as permitted under the policy; however, you cannot transfer any amount (or allocate premium payments) to any non-designated investment option. Within 30 days following the fifth rider anniversary (and each successive fifth rider anniversary), you can terminate this rider. Starting the next market day after you terminate your rider, you may transfer (or allocate premium payments) to a non-designated investment option. Terminating the rider will result in losing all your benefits under the rider.

Please note:

—	The earliest you can transfer (or allocate premium payments) to a non-designated investment option is the first market day after the fifth rider anniversary. You will be required to terminate the rider first (and lose its benefits).
—	We can eliminate a designated investment option at any time. If this occurs, then an owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.

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Retirement Income MaxSM - Joint Life Option

If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse is eligible to and elects to continue the policy, see TAX INFORMATION - Tax Status of the Policy - Distribution Requirements). If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower.

Please note:

—	The withdrawal percentage for each “age at the time of the first withdrawal” is lower if you elect this option.
—	The annuitant’s spouse (or in certain instances a non-natural entity acting for the benefit of the annuitant’s spouse) must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option. (Please see Spousal Continuation section for rules defining annuitant’s spouse).
—	A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
—	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.
—	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.
—	This option may not be permitted in the case of certain non-natural owners.
—	The rider’s issue ages may vary if you elect this option.

Note: In certain instances a joint rider may be elected when a non-natural entity acting for the benefit of the annuitant’s spouse is named as joint owner or the sole primary beneficiary (if there is no joint owner).

Retirement Income MaxSM Rider Fees

Retirement Income MaxSM Rider Fee. The rider fee is calculated on the rider date and at the beginning of each rider quarter. The rider fee will be adjusted for any premium additions and excess withdrawals. It will be deducted automatically from your policy value at the end of each rider quarter.

On an annual basis, in general terms, the rider fee is the rider fee percentage times the withdrawal base. Specifically, the quarterly fee is calculated by multiplying (A) by (B) multiplied by (C), where:

(A)  is the withdrawal base;

(B)  is the rider fee percentage; and

(C)  is the number of (remaining) days in the rider quarter divided by the total number of days in the applicable rider year.

Example 1: Calculation at rider issue for first quarter rider fee assuming an initial withdrawal base of $100,000.

= 100,000*0.0125*(91/365)

= 1,250*(91/365)

= $311.64

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We will assess a prorated rider fee upon full surrender of the policy or other termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.

On each rider anniversary the rider fee percentage may increase (or decrease) at the time of an automatic step-up. Each time an automatic step-up results in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.

Please note regarding the rider fee:

—	Because the rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.
—	Because the rider fee is a percentage of the withdrawal base, the amount of the rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).

Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus an adjustment for a subsequent premium payment of $10,000 made with 20 days remaining in the first rider quarter. The withdrawal base change equals $10,000. The fee adjustment is:

= 10,000*0.0125*(20/365)

= 125*(20/365)

= $6.85

Total fee assessed at the end of the first rider quarter (assuming no further rider fee adjustments):

= 6.85 + 311.64

= $318.49

Retirement Income MaxSM Rider Issue Requirements

We will not issue the Retirement Income MaxSM rider unless:

—	the annuitant is not yet age 86 (lower if required by state law);
—	the annuitant is also an owner (except in the case of non-natural owners);
—	there are no more than two owners; and
—	if the joint life option is elected, the annuitant’s spouse is also not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

The use of joint life option may not be permitted in the case of certain non-natural owners.

Termination

The Retirement Income MaxSM rider will terminate upon the earliest of the following:

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—	the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;
—	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
—	annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);
—	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;
—	the date an excess withdrawal reduces your policy value to zero; or
—	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

The Retirement Income MaxSM rider and additional options may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.

OTHER INFORMATION

State Variations

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of policies we issue. References to certain state’s variations do not imply that we actually offer policies in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

Arizona. Owners age 65 and above have a 30 day right to cancel.

California. Policy may be canceled by returning the policy or by sending in a written notice. Owners age 60 and above have a 30 day right to cancel. Owners age 60 or above have the option to elect immediate investment in investment options of their choice, and receive policy value if they cancel; or, they may allocate the initial premium payment to the money market portfolio for 35 calendar days at the end of which the policy value is moved to the investment options of their choice, and they would receive return of premium if they cancel. Nursing Care and Terminal Condition Waiver are not available. The Retirement Income MaxSM rider does not terminate upon ownership changes or assignments that have not been approved by the Company. The fixed account is not available.

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Connecticut. During the right to cancel period, prior to delivery of the policy, the owner will receive return of premium. The unemployment waiver is not available. There is no excess interest adjustment upon annuitization. Service charge cannot be assessed at time of surrender. Transfer restrictions apply if more than one transfer is made in a 30 day period. We have the right to reject certain ownership changes and assignments on policies with the Retirement Income MaxSM and Retirement Income ChoiceSM 1.6 riders.

Florida. Owners have a 21 day right to cancel period and will receive Return of Premium. Excess interest adjustment is not applied upon annuitization or death. No surrender charge is applied upon death. The annuity commencement date is not allowed until after the first policy year. The Retirement Income MaxSM rider will terminate if the policy to which this rider is attached has an ownership change or the policy is assigned.

Montana. Unemployment waiver is not available. Death benefit must be paid within 60 days and any interest due after 30 days.

New York. Under the right to cancel provision the premium payment allocated to the fixed account, if any, plus the policy value in the separate account, if any, including any fees and charges is returned. If the policy is a replacement, the right to cancel period is extended to 60 days. Unemployment Waiver and Telephone Transactions are not available. There is no excess interest adjustment. Death benefit payable during the accumulation phase is the greater of policy value or guaranteed minimum death benefit, if any. Policy value is used upon annuitization. Annuity commencement date cannot be earlier than the first policy anniversary. Retirement Income MaxSM Rider issue requirements are annuitant is 58 - 85 for Single Life or 65 - 85 for Joint Life. Retirement Income MaxSM rider fees cannot be deducted from the fixed account if available. Retirement Income MaxSM rider does not terminate upon ownership changes or assignments that have not been approved by the Company.

North Dakota. Right to cancel period is 20 days.

Oregon. Retirement Income Choice 1.6SM rider may not terminate upon assignment or certain ownership changes.

Ownership

You, as owner of the policy, exercise all rights under the policy. You can generally change the owner at any time by notifying us in writing at our Administrative Office. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.

Beneficiary

The beneficiary designation will remain in effect until changed. The owner may change the designated beneficiary by sending us written notice. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by us. We will not be liable for any payment made before the written notice is received in our Administrative Office. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If, upon the death of the annuitant, there is a surviving owner(s), then the surviving owner(s) automatically takes the place of any beneficiary designation.

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Right to Cancel Period

You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days after you receive the policy (for replacements the right to cancel period is generally 30 days), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account. You bear the risk of any decline in policy value during the right to cancel period. However, if state law requires, we will refund your original premium payment(s). We will pay the refund within seven days after we receive in good order within the applicable period at our Administrative Office, written notice of cancellation and the returned policy. The policy will then be deemed void.

Assignment

You can also generally assign the policy any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in good order at our Administrative Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we approve the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.

Termination for Low Value

If a partial surrender or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your policy, we reserve the right to terminate your policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity policy will be terminated. Federal tax law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

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“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Regulatory Modifications to Policy

We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.

Certain Offers

We may pay you more than your current cash value for your voluntary participation in certain offerings. We will notify you of the terms of any such offers.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying fund portfolios. The underlying fund portfolios are not limited to selling their shares to this separate account and can accept investments from any insurance company separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering our variable annuity products, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including us, agree to take any necessary steps to resolve the matter. This may include removing their separate accounts from the underlying fund portfolios. See the underlying fund portfolios prospectuses for more details.

Exchanges and Reinstatements

You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

You may surrender your policy and transfer your money directly to another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also ask us to reinstate your policy after such a transfer and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds to the applicable investment options. The dollar amount will be used to purchase new

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accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

To the extent required by law, we will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned,

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administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

Information About Us

We are engaged in the sale of life and health insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company Inc., and is licensed in all states and the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947 and is licensed in all states and the District of Columbia. We are a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.

Financial Condition

We pay benefits under your policy from our general account assets and/or from your policy value held in the separate account. It is important that you understand that payments of the benefits depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your policy value that is allocated to the subaccounts of the separate account. Your policy value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to guaranteed period options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.

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We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division as well as the financial statements of the separate account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI’s available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website.

The Separate Account

Each separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios. Each separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or us. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to our other income, gains or losses.

The assets of each separate account are held in our name on behalf of the separate account and belong to us. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business we may conduct. The separate account may include other subaccounts that are not available under these policies. We do not guarantee the investment results of the Separate Account.

The Funds

At the time you purchase your policy, you may allocate your premium payment to subaccounts. These are subdivisions of our separate account, an account that keeps your policy assets separate from our company assets. The subaccounts then purchase shares of underlying fund portfolios set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each underlying fund portfolio has varying degrees of investment risk. Underlying fund portfolios are also subject to separate fees and

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expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other mutual funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Read the underlying fund portfolio prospectuses carefully before investing. We do not guarantee the investment results of any underlying fund portfolio. Certain underlying fund portfolios may not be available in all states and in all share classes. Please see “Appendix - Underlying Fund Portfolios Associated with the Subaccounts” for additional information.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI markets the policies through bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay commissions through TCI to the selling firms for their sales of the policies.

A limited number of affiliated and unaffiliated broker-dealers were paid commissions and overrides to “wholesale” the policies, that is, to provide sales support and training to sales representatives at the selling firms. We also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to the policies that have already been purchased.

There are no commissions paid on premium payments, however, an annual continuing fee based on policy values will be paid to the selling firms. These commissions are not deducted from premium payments.

To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The sales representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

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You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the policies.

Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCI and pay the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.

TCI’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness or loan guarantees.

Additional Compensation That We, TCI and/or Our Affiliates Pay to Selected Selling Firms. TCI, in connection with the sales of the policies, may pay certain selling firms additional cash amounts for “preferred product” treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, TCI and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the policies and other criteria. For instance, in 2013, TCI, in connection with the sales of our policies, made flat fee payments to several selling firms ranging from $15,000 to $500,000, and payments of between 0.10% and 0.50% on new sales. TCI also paid selling firms special fees based on new sales and/or assets under management.

During 2013, we and/or TCI had such “preferred product” arrangements with the following selling firms:

AXA Advisors LLC • BancWest Investment Services, Inc. • BBVA Compass Investment Solutions, Inc. • CCO Investment Services Corp. • Centarus Financial, Inc. • Cetera Advisor Networks • Cetera Advisors LLC • Cetera Financial Specialists • Cetera Investment Services • CFD Investments, Inc. • Citigroup • Commonwealth Financial Network • Equity Services Inc. • Fifth Third Securities, Inc. • FSC Securities Corporation • Gary Goldberg & Co., Inc. • Hantz Financial Services Inc. • Huntington Investment Company • ING Financial Partners • Invest Financial Corporation • Investacorp, Inc. • Investment Centers Of America • James T. Borello & Company • Janney Montgomery Scott, LLC • Linsco Private Ledger - LPL • M&T Securities Inc. • Merrill Lynch Life Agency • Money Concepts Capital, Corp • Morgan Stanley Smith Barney • National Planning • NFP Securities • Park Avenue Securities, LLC • Raymond James and Associates • Raymond James Financial Services • Royal Alliance Associates, Inc. • SagePoint Financial, Inc. • Securities America, Inc. • Sigma Financial Corporation • Signator Investors, Inc. •

63

SII Investments Inc. • SunTrust Investments Services, Inc. • The Investment Center, Inc. • Transamerica Financial Advisors • Triad Advisors, Inc. • UBS Financial Services, Inc. • US Bancorp Investments Inc. • VSR Financial Services, Inc. • Wells Fargo Advisors, L.L.C. • Wells Fargo Wealth Brokerage Insurance Agency, L.L.C. • Woodbury Financial

During 2013, in conjunction with TCI, we paid the following amounts (in addition to sales commissions) to the top 10 selling firms (in terms of amounts paid):

Name of Firm	Amount Paid in 2013
Linsco Private Ledger - LPL	$2,822,302.97
Morgan Stanley Smith Barney	$2,526,968.59
Wells Fargo Wealth Brokerage	$1,879,963.24
Wells Fargo Advisors, L.L.C.	$1,744,265.47
UBS Financial Services	$1,040,517.53
Transamerica Financial Advisors	$ 948,816.59
Merrill Lynch Life Agency	$ 830,405.66
Hantz Financial Services Inc	$ 675,217.79
CCO Investment Services Corp.	$ 558,323.84
National Planning	$ 536,125.52

No specific charge is assessed directly to owners or the separate account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms

The Policy - General Provisions

Investment Experience

Performance

Historical Performance Data

Published Ratings

State Regulation of Us

Administration

Records and Reports

Distribution of the Policies

Voting Rights

Other Products

Custody of Assets

Independent Registered Public Accounting Firm

Other Information

Financial Statements

64

GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value — The policy value increased or decreased by any excess interest adjustment.

Administrative Office — Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuitize (Annuitization) — When you switch from the accumulation phase to the income phase and we begin to make annuity payments to you (or your payee).

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may not be later than the last day of the policy month following the month in which the annuitant attains age 99 (earlier if required by state law and for certain qualified policies).

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Assumed Investment Return or AIR — The annual effective rate shown in the contract that is used in the calculation of each variable annuity payment.

Cash Value — The adjusted policy value less any rider fees (imposed upon surrender).

Excess Interest Adjustment — A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by us since the date any payment was received by, or an amount was transferred to, the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively. The excess interest adjustment does not apply to policies issued in New York by Transamerica Financial Life Insurance Company.

Fixed Account — One or more investment options under the policy that are part of our general assets and are not in the separate account.

Free Amount — The amount that can be withdrawn each year without incurring any excess interest adjustments.

Guaranteed Lifetime Withdrawal Benefit — Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including Retirement Income MaxSM Rider.

Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account which we may offer and into which premium payments may be paid or amounts transferred or amounts transferred when available.

65

Market Day — A day when the New York Stock Exchange is open for business.

Owner (You, Your) — The person who may exercise all rights and privileges under the policy.

Policy Date — The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

—	premium payments; minus
—	gross partial surrenders (partial surrenders plus or minus excess interest adjustments); plus
—	interest credited in the fixed account; plus
—	accumulated gains in the separate account; minus
—	accumulated losses in the separate account; minus
—	service charges, rider fees (including those imposed upon rider termination), premium taxes, transfer fees, and other charges, if any.

Policy Year — A policy year begins on the policy date and on each anniversary thereof.

Separate Account — Separate Account VA B and Separate Account VA BNY, separate accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Separate Account Value — The portion of the policy value that is invested in the separate account.

Subaccount — A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.

Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each market day.

Written Notice — Written notice, signed by the owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.

66

APPENDIX

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

SUBACCOUNT(1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TRANSAMERICA SERIES TRUST
TA Aegon Money Market - Service Class(2)	Transamerica Aegon Money Market VP - Service Class(2)	Aegon USA Investment Management, LLC
Investment Objective: Maximum current income from money market securities consistent with liquidity and preservation of principal.
TA Aegon Tactical Vanguard ETF - Balanced - Service Class	Transamerica Aegon Active Asset Allocation - Moderate VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation and current income.
TA Aegon Tactical Vanguard ETF - Conservative - Service Class	Transamerica Aegon Active Asset Allocation - Conservative VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Aegon Tactical Vanguard ETF - Growth - Service Class	Transamerica Aegon Active Asset Allocation - Moderate Growth VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as secondary objective.
TA Aegon U.S. Government Securities - Service Class	Transamerica Aegon U.S. Government Securities VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: As high a level of total return as is consistent with prudent investment strategies.
TA AllianceBernstein Dynamic Allocation - Service Class	Transamerica AllianceBernstein Dynamic Allocation VP - Service Class	Alliance Bernstein L.P.
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Conservative - Service Class	Transamerica Asset Allocation - Conservative VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth - Service Class	Transamerica Asset Allocation - Growth VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Long-term capital appreciation.
TA Asset Allocation - Moderate - Service Class	Transamerica Asset Allocation - Moderate VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth - Service Class	Transamerica Asset Allocation - Moderate Growth VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA BlackRock Global Allocation - Service Class	Transamerica BlackRock Global Allocation VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: High total investment return. Total investment return is the combination of capital appreciation and investment income.
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class	BlackRock Financial Management, Inc.
Investment Objective: Capital appreciation with current income as a secondary objective.
TA International Moderate Growth - Service Class	Transamerica International Moderate Growth VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA JPMorgan Core Bond - Service Class	Transamerica JPMorgan Core Bond VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Total return, consisting of current income and capital appreciation.
TA JPMorgan Mid Cap Value - Service Class	Transamerica JPMorgan Mid Cap Value VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Growth from capital appreciation.
TA JPMorgan Tactical Allocation - Service Class	Transamerica JPMorgan Tactical Allocation VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.

67

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT(1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP - Service Class	Janus Capital Management LLC
Investment Objective: Lon-term capital growth, consistent with preservation of capital and balanced by current income.
TA Legg Mason Dynamic Allocation - Balanced - Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP - Service Class	Legg Mason Global Asset Allocation, LLC
Investment Objective: Seeks capital appreciation and income.
TA Legg Mason Dynamic Allocation - Growth - Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP - Service Class	Legg Mason Global Asset Allocation, LLC
Investment Objective: Seeks capital appreciation and income.
TA Market Participation Strategy - Service Class	Transamerica Market Participation Strategy VP - Service Class	Quantitative Management Associates LLC
Investment Objective: Seeks capital appreciation.
TA Multi-Managed Balanced - Service Class	Transamerica Multi-Managed Balanced VP - Service Class	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.
TA PIMCO Real Return TIPS - Service Class	Transamerica PIMCO Real Return TIPS VP - Service Class	Pacific Investment Management Company LLC
Investment Objective: Maximum real return consistent with preservation of real capital and prudent investment management.
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical - Balanced VP - Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks combination of capital appreciation and income.
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical - Conservative VP - Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks combination of capital appreciation and income.
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical - Growth VP - Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks combination of capital appreciation and income.
TA PIMCO Total Return - Service Class	Transamerica PIMCO Total Return VP - Service Class	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA Vanguard ETF - Aggressive Growth - Service Class	Transamerica Vanguard ETF Portfolio - Aggressive Growth VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Long-term capital appreciation.
TA Vanguard ETF - Balanced - Service Class	Transamerica Vanguard ETF Portfolio - Balanced VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Balance capital appreciation and income.
TA Vanguard ETF - Conservative - Service Class	Transamerica Vanguard ETF Portfolio - Conservative VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Vanguard ETF - Growth - Service Class	Transamerica Vanguard ETF Portfolio - Growth VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TRANSAMERICA SERIES TRUST INITIAL CLASS
TA Aegon High Yield Bond - Initial Class	Transamerica Aegon High Yield Bond VP - Initial Class	Aegon USA Investment Management, LLC
Investment Objective: High level of current income by investing in high-yield debt securities.
TA Barrow Hanley Dividend Focused - Initial Class	Transamerica Barrow Hanley Dividend Focused VP - Initial Class	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Long-term capital growth.
TA Clarion Global Real Estate Securities - Initial Class	Transamerica Clarion Global Real Estate Securities VP - Initial Class	CBRE Clarion Securities, LLC
Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

68

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT(1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA JPMorgan Enhanced Index - Initial Class	Transamerica JPMorgan Enhanced Index VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Index (including reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.
TA Jennison Growth - Initial Class	Transamerica Jennison Growth VP - Initial Class	Jennison Associates LLC
Investment Objective: Long-term growth of capital.
TA MFS International Equity - Initial Class	Transamerica MFS International Equity VP - Initial Class	MFS ® Investment Management
Investment Objective: Capital growth.
TA Morgan Stanley Mid-Cap Growth - Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP - Initial Class	Morgan Stanley Investment Management Inc.
Investment Objective: Capital appreciation.
TA Systematic Small/Mid Cap Value - Initial Class	Transamerica Systematic Small/Mid Cap Value VP - Initial Class	Systematic Financial Management L.P.
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap - Initial Class	Transamerica T. Rowe Price Small Cap VP - Initial Class	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA Torray Concentrated Growth - Initial Class	Transamerica Torray Concentrated Growth VP - Initial Class	Torray LLC
Investment Objective: High total return.
TA TS&W International Equity - Initial Class	Transamerica TS&W International Equity VP - Initial Class	Thompson, Siegel & Walmsley LLC
Investment Objective: Maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stock of primarily non-U.S. issuers.
TA WMC Diversified Growth - Initial Class	Transamerica WMC Diversified Growth VP - Initial Class	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

(1)	Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.
(2)	There can be no assurance that the Transamerica Aegon Money Market VP - Service Class portfolio will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of policy charges, the yield on the TA Aegon Money Market - Service Class subaccount may become extremely low and possibly negative.
(3)	Effective on or about May 1, 2014, Transamerica Hanlon Income VP merged into Transamerica BlackRock Tactical Allocation VP.
(4)	Effective on or about May 1, 2014 Transamerica BNP Paribas Large Cap Growth VP was renamed Transamerica Torray Concentrated Growth VP and is subadvised by Torray, LLC.

Certain subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any subaccount at any time. In some cases, a subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a subaccount, please contact your financial intermediary or our Administrative Office.

69

APPENDIX

DESIGNATED INVESTMENT OPTIONS

The table below identifies the Designated Investment Options available for use with the Guaranteed Minimum Death Benefits and our Guaranteed Lifetime Withdrawal Benefits.

Funds	Return of Premium Death Benefit	Retirement Income MaxSM Rider
TA Aegon High Yield Bond - Initial Class	✓
TA Aegon Money Market - Service Class	✓	✓
TA Aegon Tactical Vanguard ETF - Balanced - Service Class	✓	✓
TA Aegon Tactical Vanguard ETF - Conservative - Service Class	✓	✓
TA Aegon Tactical Vanguard ETF - Growth - Service Class	✓
TA Aegon U.S. Government Securities - Service Class	✓	✓
TA AllianceBernstein Dynamic Allocation - Service Class	✓
TA Asset Allocation - Conservative - Service Class	✓	✓
TA Asset Allocation - Growth - Service Class	✓
TA Asset Allocation - Moderate - Service Class	✓	✓
TA Asset Allocation - Moderate Growth - Service Class	✓
TA Barrow Hanley Dividend Focused - Initial Class	✓
TA BlackRock Global Allocation - Service Class	✓
TA BlackRock Tactical Allocation - Service Class	✓
TA Clarion Global Real Estate Securities - Initial Class	✓
TA International Moderate Growth - Service Class	✓
TA Janus Balanced - Service Class	✓
TA Jennison Growth - Initial Class	✓
TA JPMorgan Core Bond - Service Class	✓	✓
TA JPMorgan Enhanced Index - Initial Class	✓
TA JPMorgan Mid Cap Value - Service Class	✓
TA JPMorgan Tactical Allocation - Service Class	✓	✓
TA Legg Mason Dynamic Allocation - Balanced - Service Class	✓	✓
TA Legg Mason Dynamic Allocation - Growth - Service Class	✓
TA Market Participation Strategy - Service Class	✓	✓
TA MFS International Equity - Initial Class	✓
TA Morgan Stanley Mid-Cap Growth - Initial Class	✓
TA Multi-Managed Balanced - Service Class	✓
TA PIMCO Real Return TIPS - Service Class	✓	✓
TA PIMCO Tactical - Balanced - Service Class	✓	✓
TA PIMCO Tactical - Conservative - Service Class	✓	✓
TA PIMCO Tactical - Growth - Service Class	✓

70

Funds	Return of Premium Death Benefit	Retirement Income MaxSM Rider
TA PIMCO Total Return - Service Class	✓	✓
TA Systematic Small/Mid Cap Value - Initial Class	✓
TA T. Rowe Price Small Cap - Initial Class	✓
TA Torray Concentrated Growth - Initial Class	✓
TA TS&W International Equity - Initial Class	✓
TA Vanguard ETF - Aggressive Growth - Service Class	✓
TA Vanguard ETF - Balanced - Service Class	✓	✓
TA Vanguard ETF - Conservative - Service Class	✓	✓
TA Vanguard ETF - Growth - Service Class	✓
TA WMC Diversified Growth - Initial Class	✓
Fixed Account	✓	✓

Certain designated investment options may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any designated investment option at any time. In some cases, a designated investment option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a designated investment option, please contact your financial intermediary or our Administrative Office.

71

APPENDIX

CONDENSED FINANCIAL INFORMATION

The following tables list the accumulation unit values and the number of accumulations units outstanding for the total separate account expenses listed therein for each subaccount.

		Separate Account Expense 0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Aegon Money Market - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.075660	0.000	0.000
TA Aegon High Yield Bond - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.960295	11,104.568	0.000
TA Aegon Tactical Vanguard ETF - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.486655	43,971.023	0.000
TA Aegon Tactical Vanguard ETF - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.234520	16,339.619	0.000
TA Aegon Tactical Vanguard ETF - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.831840	0.000	0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.605333	0.000	0.000
TA AllianceBernstein Dynamic Allocation - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.205317	0.000	0.000
TA Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.537085	0.000	7,165.138
TA Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.592070	0.000	0.000
TA Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.741836	64,870.617	0.000
TA Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.126499	0.000	0.000
TA Barrow Hanley Dividend Focused - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.699769	0.000	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.760639	0.000	0.000
TA BlackRock Tactical Allocation - Service Class(1) Subaccount inception date May 1, 2013	2013	$10.000000	$10.626375	0.000	0.000
TA Clarion Global Real Estate Securities - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.246492	0.000	0.000
TA Hanlon Income - Service Class(1) Subaccount inception date May 1, 2013	2013	$10.000000	$9.943857	0.000	0.000
TA International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.621815	0.000	0.000
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.033486	0.000	0.000
TA Jennison Growth - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.664733	0.000	0.000
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.658843	0.000	0.000
TA JPMorgan Enhanced Index - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.834803	0.000	0.000

72

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.706891	0.000	0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.144978	0.000	0.000
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.355070	0.000	0.000
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.780917	0.000	0.000
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.943354	0.000	0.000
TA MFS International Equity - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.178253	0.000	0.000
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.403617	0.000	0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.923256	0.000	0.000
TA PIMCO Real Return TIPS - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$8.945400	0.000	0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.500722	0.000	0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.227588	0.000	7,342.800
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.858861	0.000	0.000
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.549413	0.000	0.000
TA Systematic Small/Mid Cap Value - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.239105	0.000	0.000
TA T. Rowe Price Small Cap - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.954644	0.000	0.000
TA Torray Concentrated Growth - Initial Class(2) Subaccount inception date May 1, 2013	2013	$10.000000	$12.006628	5,413.190	0.000
TA TS&W International Equity - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.328498	0.000	0.000
TA Vanguard ETF - Aggressive Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.563657	5,078.613	0.000
TA Vanguard ETF - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.540719	0.000	0.000
TA Vanguard ETF - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.290195	0.000	0.000
TA Vanguard ETF - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.024941	0.000	0.000
TA WMC Diversified Growth - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.047699	0.000	0.000

73

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Aegon Money Market - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.085762	2,891.037	0.000
TA Aegon High Yield Bond - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.970265	74,301.299	0.000
TA Aegon Tactical Vanguard ETF - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.497167	228,909.208	0.000
TA Aegon Tactical Vanguard ETF - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.244785	0.000	0.000
TA Aegon Tactical Vanguard ETF - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.842707	1,895.312	0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.614974	0.000	0.000
TA AllianceBernstein Dynamic Allocation - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.215560	0.000	0.000
TA Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.547657	965.723	0.000
TA Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.603686	0.000	0.000
TA Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.752613	27,303.344	0.000
TA Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.137655	0.000	0.000
TA Barrow Hanley Dividend Focused - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.711490	0.000	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.771429	0.000	0.000
TA BlackRock Tactical Allocation - Service Class(1) Subaccount inception date May 1, 2013	2013	$10.000000	$10.637026	0.000	0.000
TA Clarion Global Real Estate Securities - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.255780	2,455.344	0.000
TA Hanlon Income - Service Class(1) Subaccount inception date May 1, 2013	2013	$10.000000	$9.953828	0.000	0.000
TA International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.632464	0.000	0.000
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.044553	0.000	0.000
TA Jennison Growth - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.677422	1,489.429	0.000
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.668537	1,029.159	0.000
TA JPMorgan Enhanced Index - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.846670	1,579.473	0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.718636	2,358.570	0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.155158	992.782	0.000

74

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.365462	0.000	0.000
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.791730	0.000	0.000
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.954316	0.000	0.000
TA MFS International Equity - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.189458	4,947.541	0.000
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.416050	5,079.552	0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.934214	0.000	0.000
TA PIMCO Real Return TIPS - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$8.954385	3,080.774	0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.511256	0.000	0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.237854	5,072.278	0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.869754	0.000	0.000
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.559002	3,528.573	0.000
TA Systematic Small/Mid Cap Value - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.251365	6,398.006	0.000
TA T. Rowe Price Small Cap - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.967620	2,435.328	0.000
TA Torray Concentrated Growth - Initial Class(2) Subaccount inception date May 1, 2013	2013	$10.000000	$12.018651	2,123.752	0.000
TA TS&W International Equity - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.339851	1,628.597	0.000
TA Vanguard ETF - Aggressive Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.575248	14,175.700	0.000
TA Vanguard ETF - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.551286	128,853.187	3,677.372
TA Vanguard ETF - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.300527	14,946.950	0.000
TA Vanguard ETF - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.035989	0.000	0.000
TA WMC Diversified Growth - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.059768	0.000	0.000

(1)	Effective on or about May 1, 2014, Transamerica Hanlon Income VP merged into Transamerica BlackRock Tactical Allocation VP.
(2)	Effective on or about May 1, 2014, Transamerica BNP Paribas Large Cap Growth VP was renamed Transamerica Torray Concentrated Growth VP and is subadvised by Torray LLC.

75

APPENDIX

EXCESS INTEREST ADJUSTMENT EXAMPLES

Money that you surrender from, transfer out of, or apply to an annuity payment option, from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment (“EIA”). If, at the time of such transactions interest rates set by us have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the policy value for a guaranteed period option below the premium payments and transfers to that guaranteed period option, less any prior partial surrenders and transfers from the guaranteed period option, plus interest at the policy’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment is:

S* (G-C)* (M/12)

S	=

Is the amount (before premium taxes and the application of any Guaranteed Minimum Death Benefits, if any) being surrendered, withdrawn, transferred, paid upon death, or applied to an income option that is subject to the excess interest adjustment.

G	=	Is the guaranteed interest rate for the guaranteed period applicable to “S”;
C	=	Is the current guaranteed interest rate then being offered on new premium payments for the next longer option period than “M”. If this policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month; and
M	=	Number of months remaining in the current option period for “S”, rounded up to the next higher whole number of months.
*	=	multiplication

The following examples are for illustrative purposes only and are calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal. In the following examples ^ denotes exponentiation. Please note the exponentiation represents the compounding of the interest rate.

76

Excess Interest Adjustment Examples — (Continued)

Example 1 (Full Surrender, rates increase by 4%):

Single premium payment:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 3 (this is represented by 2.5 in this example)
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 - 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess interest adjustment
G = .055
C = .095
M = 30
Excess interest adjustment	= S * (G - C) * (M/12)
= 50,000.00 * (.055 - .095) * (30/12)
= -5,000.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to 51,896.14 - 57,161.18 = -5,265.03
Adjusted policy value	= policy value + excess interest adjustment
= 57,161.18 + (-5,265.03) = 51,896.15
Cash value at middle of policy year 3	= policy value + excess interest adjustment
= 57,161.18 + (-5,265.03) = 51,896.15
Upon full surrender of the policy, the minimum cash value will never be less than that required by the non-forfeiture laws of your state.

77

Excess Interest Adjustment Examples — (Continued)

Example 2 (Full Surrender, rates decrease by 1%):

Single premium payment:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 3 (this is represented by 2.5 in this example)
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000.00 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 - 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess interest adjustment
G = .055
C = .045
M = 30
Excess interest adjustment	= S* (G-C) * (M/12)
= 50,000.00 * (.055 - .045) * (30/12) = 1,250.00
Adjusted policy value	= 57,161.18 + 1,250.00 = 58,411.18
Cash value at middle of policy year 3	= policy value + excess interest adjustment
= 57,161.18 + 1,250.00 = 58,411.18
Upon full surrender of the policy, the minimum cash value will never by less than that required by the non-forfeiture laws of your state.

On a partial surrender, the Company will pay the policyholder the full amount of surrender requested (as long as the policy value is sufficient). Amounts surrendered will reduce the policy value by an amount equal to:

R-E

R	=	the requested partial surrender
E	=	the excess interest adjustment

78

Excess Interest Adjustment Examples — (Continued)

Example 3 (Partial Surrender, rates increase by 1%):

Single premium payment:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000; middle of policy year 3 (this is represented by 2.5 in this example)
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of contract year 3	= 57,161.18 - 50,000.00 = 7,161.18
Excess interest adjustment
S = 20,000 - 7,161.18 = 12,838.82
G = .055
C = .065
M = 30
Excess interest adjustment	= S * (G-C) * (M/12)
= 12,838.82 * (.055 - .065) * (30/12)
= -320.97
Remaining policy value at middle of policy year 3	= 57,161.18 - (R - E)
= 57,161.18 - (20,000.00 - (-320.97)) = 36,840.21

Example 4 (Partial Surrender, rates decrease by 1%):

Single premium payment:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000; middle of policy year 3 (this is represented by 2.5 in this example)
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000.00 = 7,161.18
Excess interest adjustment
S = 20,000 - 7,161.18 = 12,838.82
G = .055
C = .045
M = 30
Excess interest adjustment	= 12,838.82 * (.055 - .045) * (30/12)
= 320.97
Remaining policy value at middle of policy year 3	= 57,161.18 - (R - E)
= 57,161.18 - (20,000.00 - 320.97) = 37,482.15

79

APPENDIX

DEATH BENEFIT

Adjusted Withdrawals. If you make a partial surrender (withdrawal), then your guaranteed minimum death benefit is reduced by an amount called the adjusted withdrawal. The amount of the reduction depends on the relationship between your death proceeds and policy value. The adjusted withdrawal is equal to the gross withdrawal multiplied by the death proceeds immediately prior to the withdrawal divided by the policy value immediately prior to the withdrawal. The formula is AW = GW x (DP/PV) where:

AW = adjusted withdrawal

GW = gross withdrawal

DP = death proceeds prior to the withdrawal = greatest of (PV, CV, or GMDB)

PV = policy value prior to the withdrawal

GMDB = guaranteed minimum death benefit prior to the withdrawal

CV = cash value prior to the withdrawal

The following examples describe the effect of a surrender on the guaranteed minimum death benefit and policy value.

Example 1: Death Proceeds Greater than Policy Value

Assumptions:

GMDB = $75,000

PV = $50,000

DP = $75,000

GW = $15,494

AW = $15,494 x ($75,000/$50,000) = $23,241

Summary:

Reduction in guaranteed minimum death benefit	= $23,241
Reduction in policy value	= $15,494
New guaranteed minimum death benefit amount	= $51,759
New policy value (after withdrawal)	= $34,506

The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value immediately prior to the withdrawal.

Example 2: Death Proceeds Equal to Policy Value

Assumptions:

GMDB = $50,000

PV = $75,000

DP = $75,000

GW = $15,494

AW = $15,494 x ($75,000/$75,000) = $15,494

80

Death Benefit — (Continued)

Summary:

Reduction in guaranteed minimum death benefit	= $15,494
Reduction in policy value	= $15,494
New guaranteed minimum death benefit amount	= $34,506
New policy value (after withdrawal)	= $59,506

The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was greater than the guaranteed minimum death benefit immediately prior to the withdrawal.

These examples are for illustrative purposes only. The purpose of these illustrations is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

Hypothetical Example

In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole owner and annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals. The difference between the two “Policy Value” columns is the fee for the guaranteed minimum death benefit.

End of Year	Net Rate of Return for Fund*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB
Issue	N/A	$100,000	$100,000	$100,000
1	-4%	$95,550	$95,400	$100,000
2	18%	$112,319	$112,000	$100,000
3	15%	$128,661	$128,128	$100,000
4	-7%	$119,076	$118,390	$100,000
5	2%	$120,922	$120,047	$100,000
6	10%	$132,470	$131,332	$100,000
7	14%	$150,420	$148,930	$100,000
8	-3%	$145,230	$143,569	$100,000
9	17%	$169,266	$167,114	$100,000
10	6%	$178,660	$176,138	$100,000

* The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base policy fees and hypothetical death benefit fees. Different hypothetical returns and fees would produce different results.

81

APPENDIX

HYPOTHETICAL ADJUSTED PARTIAL SURRENDERS - GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”) (also referred to as Total Withdrawal Base (“TWB”) for some riders);
2.	Rider Withdrawal Amount (“RWA”) (also referred to as Maximum Annual Withdrawal Amount (“MAWA”) for some riders); and
3.	Rider Death Benefit (“RDB”) (also referred to as Minimum Remaining Withdrawal Amount (“MRWA”) for some riders (if applicable)).

Withdrawal Base.  Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the withdrawal base prior to the withdrawal of the excess amount.

Rider Death Benefit.  Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under a guaranteed lifetime withdrawal benefit. The withdrawal percentages shown may not be available on all riders. Certain features (growth and rider death benefits) may not be available on all riders. For information regarding a specific rider, please refer to that rider section in this prospectus.

82

Hypothetical Adjusted Partial Surrenders - Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)

Example 1 (Base):

Assumptions:

WB = $100,000

Withdrawal Percentage = 5%

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

Gross partial withdrawal (“GPWD”) = $5,000

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000

Question:  Is any portion of the withdrawal greater than the rider withdrawal amount?

No.  There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.

Result.  In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

WB = $100,000

Withdrawal Percentage = 5%

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

GPWD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1. The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2. ($2,000 / ($90,000 - 5,000)) * $100,000 = $2,352.94

83

Hypothetical Adjusted Partial Surrenders - Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)

Step Three.  Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount? $2,352.94 pro rata amount.

Step Four.  What is the new withdrawal base upon which the rider withdrawal amount is based? $100,000 - $2,352.94 = $97,647.06

Result.  The new withdrawal base is $97,647.06

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.

Question:  What is the new rider withdrawal amount?

$97,647.06 (the adjusted withdrawal base) * 5% = $4,882.35

Result.  Going forward, the maximum you can take out in a year is $4,882.35 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).

Example 3 (Base demonstrating growth):

Assumptions:

WB = $100,000

Withdrawal Percentage = 5%

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the growth stops on the 10th rider anniversary.

GPWD = $8,144

EWD = None

PV = $90,000 in 10 years

Question:  Is any portion of the withdrawal greater than the rider withdrawal amount?

No.  There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Result.  In this example, because no portion of the withdrawal was in excess of $8,144, the withdrawal base does not change.

84

Hypothetical Adjusted Partial Surrenders - Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)

Example 4 (Base demonstrating WB growth with Additional Death Payment Option):

Assumptions:

Withdrawal Percentage = 5%

WB at rider issue = $100,000

WB in 10 years (assuming an annual growth rate percentage of 5%) = $100,000 * (1 + .05) ^ 10 = $162,889

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the growth stops on the 10th rider anniversary.

GPWD = $8,144

EWD = None

PV = $90,000 in 10 years

Step One.  Is any portion of the withdrawal greater than the rider withdrawal amount?

No.  There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Step Two.  What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (there is no excess to deduct)
2.	$100,000 - $8,144 = $91,856.

Result.  In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the rider death benefit reduces to $91,856.

Example 5 (Base with WB growth with Additional Death Payment Option illustrating excess withdrawal):

Assumptions:

Withdrawal Percentage = 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5%) = $100,000 * (1 + .05) ^ 10 = $162,889.

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken and the growth stops on the 10th rider anniversary.

85

Hypothetical Adjusted Partial Surrenders - Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)

GPWD = $10,000

EWD = $1,856 ($10,000 - $8,144)

PV = $90,000 in 10 years

Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?

Yes. $10,000 - $8,144 = $1,856 (the excess withdrawal amount)

Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 5% withdrawal)) * (RDB - 5% withdrawal)
2.	($1,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $2,082.74

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?

$2,082.74 pro rata amount.

Step Four. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (RWA) + $2,082.74 (pro rata excess) = $10,226.74
2.	$100,000 - $10,226.74 = $89,773.26.

Result. The rider benefit is $89,773.26.

Note: Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

The Retirement Income MaxSM, and Retirement Income ChoiceSM 1.6 riders and any additional options they offer may vary for certain policies, may not be available for all policies, and may not be available in all states.

This disclosure explains the material features of the Retirement Income MaxSM, and Retirement Income ChoiceSM 1.6 riders.

86

APPENDIX

HYPOTHETICAL EXAMPLE OF THE WITHDRAWAL BASE CALCULATION - RETIREMENT INCOME MAXSM RIDER

The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Retirement Income MaxSM Rider using an initial premium payment of $100,000 for a Single Life Option rider at an issue age of 80. All values shown are post transaction values.

Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Excess WB Adjustment	Growth Amount*	High MonthiversarySM Value	Withdrawal Base	Rider Withdrawal Amount
	$100,000	$	$	$		$$100,000	$100,000	$6,300
1	$102,000	$	$	$		$$102,000	$100,000	$6,300
1	$105,060	$	$	$		$$105,060	$100,000	$6,300
1	$107,161	$	$	$		$$107,161	$100,000	$6,300
1	$110,376	$	$	$		$$110,376	$100,000	$6,300
1	$112,584	$	$	$		$$112,584	$100,000	$6,300
1	$115,961	$	$	$		$$115,961	$100,000	$6,300
1	$118,280	$	$	$		$$118,280	$100,000	$6,300
1	$121,829	$	$	$		$$121,829	$100,000	$6,300
1	$124,265	$	$	$		$$124,265	$100,000	$6,300
1	$120,537	$	$	$		$$124,265	$100,000	$6,300
1	$115,716	$	$	$		$$124,265	$100,000	$6,300
1	$109,930	$	$		$$105,000	$124,265	$124,265[1]	$7,829
2	$112,129	$	$	$		$$112,129	$124,265	$7,829
2	$115,492	$	$	$		$$115,492	$124,265	$7,829
2	$117,802	$	$	$		$$117,802	$124,265	$7,829
2	$121,336	$	$	$		$$121,336	$124,265	$7,829
2	$124,976	$	$	$		$$124,976	$124,265	$7,829
2	$177,476	$50,000	$	$		$$177,476	$174,265	$10,979
2	$175,701	$	$	$		$$177,476	$174,265	$10,979
2	$172,187	$	$	$		$$177,476	$174,265	$10,979
2	$167,022	$	$	$		$$177,476	$174,265	$10,979
2	$163,681	$	$	$		$$177,476	$174,265	$10,979
2	$166,955	$	$	$		$$177,476	$174,265	$10,979
2	$170,294	$	$		$$182,979	$177,476	$182,979[2]	$11,528
3	$166,888	$	$	$		$$166,888	$182,979	$11,528
3	$171,895	$	$	$		$$171,895	$182,979	$11,528
3	$173,614	$	$	$		$$173,614	$182,979	$11,528
3	$178,822	$	$	$		$$178,822	$182,979	$11,528
3	$175,246	$	$	$		$$178,822	$182,979	$11,528
3	$151,741		$$20,000	$9,676	$		$$173,303	$
3	$154,775	$	$	$	$		$$173,303	$
3	$159,419	$	$	$	$		$$173,303	$

87

Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Excess WB Adjustment	Growth Amount*	High MonthiversarySM Value	Withdrawal Base	Rider Withdrawal Amount
3	$161,013	$	$	$	$		$$173,303	$
3	$165,843	$	$	$	$		$$173,303	$
3	$174,135	$	$	$	$		$$173,303	$
3	$181,101	$	$	$	$		$$181,101[1]	$11,409
(1)	Automatic Step Up Applied
(2)	Growth Applied

* Growth Percentage = 5%

88

TRANSAMERICA INCOME ELITESM II

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

Supplement Dated May 1, 2014

to the

Prospectus dated May 1, 2014

DELAWARE

For certain policies, the information provided in this supplement hereby amends and/or replaces the corresponding information contained in the prospectus. Please consult your financial representative to determine if this supplement applies to your policy.

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the FEE TABLE AND EXPENSE EXAMPLES section in the prospectus:

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2013, and the base policy with the combination of available optional features or riders with the highest fees and expenses, including the Return of Premium Death Benefit and Retirement Income MaxSM Rider options. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Examples:

If the policy is surrendered or annuitized at the end of the applicable time period or if you do not surrender your policy:

1 year	$321
3 years	$994
5 years	$1707
10 years	$3689

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

NOTES TO FEE TABLE AND EXPENSE EXAMPLES

Retirement Income MaxSM Rider -Withdrawal Base: We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value.

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the Retirement Income MaxSM – Base Benefit – Withdrawal Percentage section in the prospectus:

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Income EliteSM II dated May 1, 2014

withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Single Life Option	Joint Life Option
0-58	0.0%	0.0%
59-64	4.30%	3.80%
65-79	5.30%	4.80%
≥ 80	6.30%	5.80%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instanced involving automatic step-ups.

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the Retirement Income MaxSM – Base Benefit – Growth section in the prospectus:

Growth. On each of the first ten rider anniversaries, we will apply a growth percentage to your withdrawal base if no withdrawal occurred during the preceding rider year. The growth percentage is equal to 5.0% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate the potential application of the growth percentage for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.

STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA INCOME ELITESM II

Issued through

Transamerica Life Insurance Company	Transamerica Financial Life Insurance Company
Separate Account B (EST. 1/19/1990)	Separate Account BNY (EST. 9/27/1994)
4333 Edgewood Road NE	4333 Edgewood Road NE
Cedar Rapids, Iowa 52499-0001	Cedar Rapids, Iowa 52499-0001
(800)525-6205	(800)525-6205
www.transamerica.com	www.transamerica.com

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica Income EliteSM II variable annuity offered by Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company (“us,” “we”, “our” or “Company”). You may obtain a copy of the current prospectus, dated May 1, 2014, by calling (800) 525-6205, or write us at the addresses listed above. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.

Dated: May 1, 2014

GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value — The policy value increased or decreased by any excess interest adjustment.

Administrative Office — Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800)525-6205.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may not be later than the last day of the policy month following the month in which the annuitant attains age 99 (earlier if required by state law and for certain qualified policies).

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit — An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Assumed Investment Return or AIR — The annual effective rate shown in the contract specifications section of the contract that is used in the calculation of each variable annuity payment.

Beneficiary — The person who has the right to the death benefit as set forth in the policy.

Cash Value — The adjusted policy value less any rider fees (imposed upon surrender).

Code — The Internal Revenue Code of 1986, as amended.

Enrollment Form — A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Excess Interest Adjustment — A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by us since the date any payment was received by, or an amount was transferred to, the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively. The excess interest adjustment does not apply to policies issued in New York by Transamerica Financial Life Insurance Company.

Excess Partial Surrender — The portion of a partial surrender (surrender) that exceeds the free amount.

Fixed Account — One or more investment choices under the policy that are part of our general assets and are not in the separate account.

3

Free Amount — The amount that can be withdrawn each year without incurring any excess interest adjustments.

Guaranteed Lifetime Withdrawal Benefit — Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including Retirement Income MaxSM Rider.

Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account which we may offer and into which premium payments may be paid or amounts transferred when available.

Market Day — A day when the New York Stock Exchange is open for business.

Nonqualified Policy — A policy other than a qualified policy.

Owner (You, Your) — The person who may exercise all rights and privileges under the policy.

Policy Date — The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

—	premium payments; minus

—	gross partial surrenders (partial surrenders plus or minus excess interest adjustments); plus

—	interest credited in the fixed account; plus

—	accumulated gains in the separate account; minus

—	accumulated losses in the separate account; minus

—	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.

Policy Year — A policy year begins on the policy date and on each anniversary thereof.

Premium Payment — An amount paid to us by the owner or on the owner’s behalf as consideration for the benefits provided by the policy.

Qualified Policy — A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account — Separate Account VA B and Separate Account VA BNY, separate accounts established and registered as unit investment trusts under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Separate Account Value — The portion of the policy value that is invested in the separate account.

Service Charge — An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses.

Subaccount — A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.

4

Supportable Payment — The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.

Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each market day.

Variable Annuity Payments — Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice — Written notice, signed by the owner, that gives us the information we require and is received in good order at the Administrative Office. For some transactions, we may accept an electronic notice or telephone instructions. Such electronic notice must meet the requirements for good order that we establish for such notices.

5

In order to supplement the description in the prospectus, the following provides additional information about us and the policy, which may be of interest to a prospective purchaser.

THE POLICY — GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an enrollment form and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.

Unless we have been notified of a community or marital property interest in the policy, we will rely on our good faith belief that no such interest exists and will assume no responsibility for inquiry.

Note carefully. If the owner predeceases the annuitant and no joint owner, primary beneficiary, or contingent beneficiary is alive or in existence on the date of death, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment we have made or action we have taken before recording the change. Changing the owner does not change the designation of the beneficiary or the annuitant.

Entire Contract

The entire contract consists of the policy and any application, endorsements and riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby, but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted.

Misstatement of Age or Sex

If the age or sex of the annuitant or owner has been misstated, we will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date

6

of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.

Reallocation of Annuity Units After the Annuity Commencement Date

After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the market day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, we reserve the right to include the value of those annuity units as part of the transfer. The request must be in writing to our administrative office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

During the lifetime of the annuitant and before the annuity commencement date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by us in good order at least thirty (30) days before the annuity commencement date (elections less than 30 days require prior approval). If no election is made before the annuity commencement date, annuity payments will be made under (1) life income with level (fixed) payments for 10 years certain, using the existing policy value of the fixed account, or (2) life income with variable payments for 10 years certain using the existing policy value of the separate account, or (3) a combination of (1) and (2). The default options may be restricted with respect to qualified policies.

The person who elects an annuity payment option can also name one or more beneficiaries to receive any unpaid, guaranteed amount at the death of the annuitant. Naming these beneficiaries cancels any prior choice of a beneficiary.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

Adjusted Age. For the Life Income and Joint and Survivor annuity payment options, the adjusted age is the annuitant’s actual age nearest birthday, on the annuity commencement date, adjusted as described in your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 3% effective annual AIR and the “2000 Table” (male, female and unisex if required by law), using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females). The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary. For certain qualified policies the use of unisex mortality tables may be required.

7

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us will constitute due proof of death.

Upon receipt in good order of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

If an owner is not an annuitant, and dies prior to the annuity commencement date, the new owner may surrender the policy at any time for the amount of the cash value. If the new owner is not the deceased owner’s spouse, however, (1) the cash value must be distributed within five years after the date of the deceased owner’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner’s death and must be made for the new owner’s lifetime or for a period certain (so long as the period certain does not exceed the new owner’s life expectancy). If the sole new owner is the deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new owner instead of receiving the death benefit.

Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending us written notice. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. If an irrevocable beneficiary dies, the owner may then designate a new beneficiary. The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when we receive the notice. We will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.

8

Death of Owner

Federal tax law requires that if any owner (including any joint owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity commencement date. See the TAX INFORMATION section in the prospectus for more information about these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant you may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on us until a copy has been filed at our administrative office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. We assume no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

Unless you so direct by filing written notice with us, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary’s creditors.

Ownership under qualified policies is restricted to comply with the Code.

Evidence of Survival

We reserve the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until we receive such evidence.

Non-Participating

The policy will not share in our surplus earnings; no dividends will be paid.

Amendments

No change in the policy is valid unless made in writing by us and approved by one of our officers. No registered representative has authority to change or waive any provision of the policy.

We reserve the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their immediate family. In such a case, we may, at our sole discretion, credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs we experience on those purchases. We may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual

9

service charge, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

INVESTMENT EXPERIENCE

A “net investment factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given market day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the Administrative Office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $10 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:
(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
(3)	a per share credit or charge for any taxes determined by the Company to have resulted during the valuation period from the investment operations of the subaccount;

10

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B - C) - E
D

Where:

A=	The net asset value of an underlying fund portfolio share at of the end of the current valuation period.
Assume A = $11.57

B=	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0

C=	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0

D=	The net asset value of an underlying fund portfolio share at of the end of the immediately preceding valuation period.
Assume D = $11.40

E=	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E total 1.50% on an annual basis; On a daily basis, this equals 0.000041096.

Then, the net investment factor =	(11.57 + 0 – 0) - 0.000041096 = Z = 1.014871185
(11.40)

Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:

A=	The accumulation unit value for the immediately preceding valuation period.
Assume = $X

B=	The net investment factor for the current valuation period.
Assume = Y

Then, the accumulation unit value = $X * Y = $Z

11

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return of 3% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $10 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for the subaccount on the immediately preceding market day;
(b)	is the net investment factor for that subaccount for the valuation period; and
(c)	is the assumed investment return adjustment factor for the valuation period.

The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 3% effective annual AIR. The valuation period is the period from the close of the immediately preceding market day to the close of the current market day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:
(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)	a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount.
(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.
(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 0.60% of the daily net asset value of shares held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the annuity commencement date. The policy contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit

Value and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity Unit Value = A * B * C

Where:

12

A=	Annuity unit value for the immediately preceding valuation period.
Assume = $X

B=	Net investment factor for the valuation period for which the annuity value is being calculated.
Assume = Y

C=	A factor to neutralize the annual assumed investment return of 3% built into the Annuity Tables used.
Assume = Z

Then, the annuity unit value is:

$X * Y * Z = $Q

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	A * B
$1,000

Where:

A=	The adjusted policy value as of the annuity commencement date.
Assume = $X

B=	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.
Assume = $Y

Then, the first monthly variable annuity payment =	$X * $Y = $Z
1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where:

A=	The dollar amount of the first monthly variable annuity payment.
Assume = $X

B=	The annuity unit value for the valuation date on which the first monthly payment is due.
Assume = $Y

Then, the number of annuity units =	$X = Z
$Y

13

PERFORMANCE

We periodically advertise performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

HISTORICAL PERFORMANCE DATA

Money Market Yields

We may from time to time disclose the current annualized yield of the money market subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula:

Current Yield = ((NCS * ES)/UV) * (365/7)

14

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.
ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the money market subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes.

We may also disclose the effective yield of the money market subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of one subaccount unit.
ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.

The yield on amounts held in the money market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.

Total Returns

We may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which we calculate on each market day based on the performance of the separate account’s underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. The total return will then be calculated according to the following formula:

15

P (1+ T)N = ERV

Where:

T	=	The average annual total return net of subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.

Other Performance Data

We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above.

We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula:

CTR = (ERV / P)-1

Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.
ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.
P	=	A hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

PUBLISHED RATINGS

We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect our financial strength. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms.

16

STATE REGULATION OF US

We are subject to the laws of jurisdiction governing insurance companies and to regulation by the jurisdiction Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Department may determine the items are correct. Our books and accounts are subject to review by the Department of Insurance at all times, and a full examination of our operations are conducted periodically by the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.

ADMINISTRATION

We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

RECORDS AND REPORTS

We will maintain all records and accounts relating to the separate account. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments we send to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

TCI’s home office is located at 4600 S. Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.

17

We and our affiliates provide paid-in-capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. We may also pay TCI an “override” payment based on the pricing of the product which becomes part of TCI’s assets. TCI paid no amounts in commissions in connection with the sale of the Policies.

We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

VOTING RIGHTS

To the extent required by law, we will vote the underlying fund portfolios’ shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the owner has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person’s number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. We will solicit voting instructions by sending you, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by us in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

18

OTHER PRODUCTS

We make other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

We hold assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account VA B and Separate Account VA BNY, at December 31, 2013 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, appearing herein, have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon their reports given on their authority as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of Separate Account VA B and Separate Account VA BNY, which are available for investment by Transamerica Income EliteSM II policy owners, are contained herein. The statutory-basis financial statements and schedules of Transamerica Life Insurance Company and Transamerica Financial Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

19

APPENDIX

CONDENSED FINANCIAL INFORMATION

The following tables list the accumulation unit values and the number of accumulations units outstanding for the total separate account expenses listed therein for each subaccount.

Subaccount	Year	Separate Account Expense 0.60%
		Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Aegon Money Market - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.075660	0.000	0.000
TA Aegon High Yield Bond - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.960295	11,104.568	0.000
TA Aegon Tactical Vanguard ETF - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.486655	43,971.023	0.000
TA Aegon Tactical Vanguard ETF - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.234520	16,339.619	0.000
TA Aegon Tactical Vanguard ETF - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.831840	0.000	0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.605333	0.000	0.000
TA AllianceBernstein Dynamic Allocation - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.205317	0.000	0.000
TA Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.537085	0.000	7,165.138
TA Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.592070	0.000	0.000
TA Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.741836	64,870.617	0.000
TA Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.126499	0.000	0.000
TA Barrow Hanley Dividend Focused - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.699769	0.000	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.760639	0.000	0.000
TA BlackRock Tactical Allocation - Service Class(1) Subaccount inception date May 1, 2013	2013	$10.000000	$10.626375	0.000	0.000
TA Clarion Global Real Estate Securities - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.246492	0.000	0.000
TA Hanlon Income - Service Class(1) Subaccount inception date May 1, 2013	2013	$10.000000	$9.943857	0.000	0.000
TA International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.621815	0.000	0.000
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.033486	0.000	0.000
TA Jennison Growth - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.664733	0.000	0.000
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.658843	0.000	0.000

20

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	Separate Account Expense 0.60%
		Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA JPMorgan Enhanced Index - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.834803	0.000	0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.706891	0.000	0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.144978	0.000	0.000
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.355070	0.000	0.000
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.780917	0.000	0.000
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.943354	0.000	0.000
TA MFS International Equity - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.178253	0.000	0.000
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.403617	0.000	0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.923256	0.000	0.000
TA PIMCO Real Return TIPS - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$8.945400	0.000	0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.500722	0.000	0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.227588	0.000	7,342.800
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.858861	0.000	0.000
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.549413	0.000	0.000
TA Systematic Small/Mid Cap Value - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.239105	0.000	0.000
TA T. Rowe Price Small Cap - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.954644	0.000	0.000
TA Torray Concentrated Growth - Initial Class(2) Subaccount inception date May 1, 2013	2013	$10.000000	$12.006628	5,413.190	0.000
TA TS&W International Equity - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.328498	0.000	0.000
TA Vanguard ETF - Aggressive Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.563657	5,078.613	0.000
TA Vanguard ETF - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.540719	0.000	0.000
TA Vanguard ETF - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.290195	0.000	0.000
TA Vanguard ETF - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.024941	0.000	0.000
TA WMC Diversified Growth - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.047699	0.000	0.000

21

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	Separate Account Expense 0.45%
		Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Aegon Money Market - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.085762	2,891.037	0.000
TA Aegon High Yield Bond - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.970265	74,301.299	0.000
TA Aegon Tactical Vanguard ETF - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.497167	228,909.208	0.000
TA Aegon Tactical Vanguard ETF - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.244785	0.000	0.000
TA Aegon Tactical Vanguard ETF - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.842707	1,895.312	0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.614974	0.000	0.000
TA AllianceBernstein Dynamic Allocation - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.215560	0.000	0.000
TA Asset Allocation - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.547657	965.723	0.000
TA Asset Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.603686	0.000	0.000
TA Asset Allocation - Moderate - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.752613	27,303.344	0.000
TA Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.137655	0.000	0.000
TA Barrow Hanley Dividend Focused - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.711490	0.000	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.771429	0.000	0.000
TA BlackRock Tactical Allocation - Service Class(1) Subaccount inception date May 1, 2013	2013	$10.000000	$10.637026	0.000	0.000
TA Clarion Global Real Estate Securities - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.255780	2,455.344	0.000
TA Hanlon Income - Service Class(1) Subaccount inception date May 1, 2013	2013	$10.000000	$9.953828	0.000	0.000
TA International Moderate Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.632464	0.000	0.000
TA Janus Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.044553	0.000	0.000
TA Jennison Growth - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.677422	1,489.429	0.000
TA JPMorgan Core Bond - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.668537	1,029.159	0.000
TA JPMorgan Enhanced Index - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.846670	1,579.473	0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.718636	2,358.570	0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.155158	992.782	0.000

22

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	Separate Account Expense 0.45%
		Beginning AUV	Ending AUV	# Units (National)	# Units (NY)
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.365462	0.000	0.000
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.791730	0.000	0.000
TA Market Participation Strategy - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.954316	0.000	0.000
TA MFS International Equity - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.189458	4,947.541	0.000
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.416050	5,079.552	0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.934214	0.000	0.000
TA PIMCO Real Return TIPS - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$8.954385	3,080.774	0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.511256	0.000	0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.237854	5,072.278	0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.869754	0.000	0.000
TA PIMCO Total Return - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$9.559002	3,528.573	0.000
TA Systematic Small/Mid Cap Value - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.251365	6,398.006	0.000
TA T. Rowe Price Small Cap - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.967620	2,435.328	0.000
TA Torray Concentrated Growth - Initial Class(2) Subaccount inception date May 1, 2013	2013	$10.000000	$12.018651	2,123.752	0.000
TA TS&W International Equity - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.339851	1,628.597	0.000
TA Vanguard ETF - Aggressive Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.575248	14,175.700	0.000
TA Vanguard ETF - Balanced - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.551286	128,853.187	3,677.372
TA Vanguard ETF - Conservative - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$10.300527	14,946.950	0.000
TA Vanguard ETF - Growth - Service Class Subaccount inception date May 1, 2013	2013	$10.000000	$11.035989	0.000	0.000
TA WMC Diversified Growth - Initial Class Subaccount inception date May 1, 2013	2013	$10.000000	$12.059768	0.000	0.000

(1)	Effective on or about May 1, 2014, Transamerica Hanlon Income VP merged into Transamerica BlackRock Tactical Allocation VP.
(2)	Effective on or about May 1, 2014, Transamerica BNP Paribas Large Cap Growth VP was renamed Transamerica Torray Concentrated Growth VP and is subadvised by Torray LLC.

23

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Life Insurance Company

Years Ended December 31, 2013, 2012 and 2011

Transamerica Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2013, 2012 and 2011

Report of Independent Auditors

The Board of Directors

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Life Insurance Company, which comprise the balance sheets as of December 31, 2013 and 2012, the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of Iowa the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young

April 25, 2014

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2013	2012
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,987,142	$4,386,102
Bonds:
Affiliated entities	34,550	40,426
Unaffiliated entities	36,152,281	36,681,566
Preferred stocks:
Affiliated entities	7,162	7,162
Unaffiliated entities	132,631	111,471
Common stocks:
Affiliated entities (cost: 2013 - $952,237; 2012 - $961,200)	1,453,290	1,440,426
Unaffiliated entities (cost: 2013 - $124,346; 2012 - $167,843)	174,006	218,026
Mortgage loans on real estate	5,636,535	5,756,749
Real estate, at cost less accumulated depreciation (2013 - $37,450; 2012 - $41,312)
Home office properties	68,008	70,864
Investment properties	6,599	8,090
Properties held for sale	3,841	4,100
Policy loans	687,569	708,794
Receivables for securities	135	4,475
Securities lending reinvested collateral assets	3,182,425	2,160,218
Derivatives	364,307	557,584
Collateral balance	6,626	6,213
Other invested assets	2,017,036	2,290,392

Total cash and invested assets	51,914,143	54,452,658

Accrued investment income	451,834	465,779
Cash surrender value of life insurance policies	325,576	316,533
Premiums deferred and uncollected	130,831	125,291
Current federal income tax recoverable	71,861	—
Net deferred income tax asset	621,446	652,973
Reinsurance receivable	140,529	158,536
Receivable from parent, subsidiaries and affiliates	30,968	51,246
Accounts receivable	276,529	290,758
General agents pension fund	49,480	44,732
Reinsurance deposit receivable	178,513	167,223
Amounts incurred under modified coinsurance agreement	23,764	35,403
Goodwill	20,484	27,968
Other assets	19,945	23,928
Separate account assets	61,020,160	48,684,223

Total admitted assets	$115,276,063	$105,497,251

	December 31
	2013	2012
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$15,230,889	$14,844,093
Annuity	15,055,747	15,866,274
Accident and health	3,813,084	3,678,436
Policy and contract claim reserves:
Life	265,018	238,728
Accident and health	177,536	169,217
Liability for deposit-type contracts	3,722,996	5,187,660
Other policyholders’ funds	21,462	21,289
Federal income taxes payable	—	6,704
Municipal reverse repurchase agreements	88,979	89,724
Remittances and items not allocated	421,501	445,323
Case level liability	2,685	3,696
Payable for derivative cash collateral	385,440	971,392
Asset valuation reserve	858,072	915,880
Interest maintenance reserve	787,475	840,245
Funds held under reinsurance treaties	5,363,800	5,940,038
Reinsurance in unauthorized reinsurers	445	513
Commissions and expense allowances payable on reinsurance assumed	39,546	46,585
Payable to parent, subsidiaries and affiliates	20,926	7,245
Payable for securities	16,680	10,364
Payable for securities lending	3,182,425	2,160,218
Borrowed money	209,442	85,516
Transfers from separate accounts due or accrued (including $(1,230,598) and $(915,131) accrued for expense allowances recognized in reserves, net of reinsurance allowances at December 31, 2013 and 2012, respectively)	(1,206,171)	(2,496,726)
Amounts withheld or retained	184,022	157,590
Derivatives	794,550	357,183
Bank owned life insurance surrender payable	—	1,610,622
Other liabilities	201,421	260,341
Separate account liabilities	60,920,240	48,608,538

Total liabilities	110,558,210	100,026,688

Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 676,190 issued and outstanding at December 31, 2013 and 2012	6,762	6,762
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued (total liquidation value - $58,000) at December 31, 2013 and 2012; Series B, $10 per share par value, 250,000 shares authorized, 117,154 shares issued and 117,154 shares outstanding (total liquidation value -$1,171,540) at December 31, 2013 and 2012	1,597	1,597
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares as of December 31, 2013 and 2012	(58,000)	(58,000)
Surplus notes	150,000	150,000
Paid-in surplus	3,374,951	3,346,065
Unassigned surplus	1,242,543	2,024,139

Total capital and surplus	4,717,853	5,470,563

Total liabilities and capital and surplus	$115,276,063	$105,497,251

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$1,281,088	$1,147,190	$337,360
Annuity	13,493,424	9,948,086	8,845,105
Accident and health	760,723	711,538	681,591
Net investment income	2,394,136	2,729,527	2,615,858
Amortization of interest maintenance reserve	43,674	31,284	71,742
Commissions and expense allowances on reinsurance ceded	555,759	504,373	(1,597,611)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	759,484	603,433	494,516
Reserve adjustment on reinsurance ceded	(82,824)	(2,160,914)	(159,096)
IMR adjustment due to reinsurance	(1,535)	63,262	307,904
Consideration received on reinsurance recapture and novations	244,825	43,455	—
Income from administrative service agreement with affilate	96,209	74,457	60,237
Other income	100,385	72,054	85,154

	19,645,348	13,767,745	11,742,760

Benefits and expenses:
Benefits paid or provided for:
Life benefits	1,106,251	940,593	993,834
Accident and health benefits	534,396	494,903	473,566
Annuity benefits	1,061,005	1,067,932	1,082,923
Surrender benefits	6,567,152	5,930,279	5,703,634
Other benefits	163,164	195,827	199,349
Increase (decrease) in aggregate reserves for policies and contracts:
Life	406,341	18,775	(201,230)
Annuity	(811,515)	(770,871)	(1,353,277)
Accident and health	134,648	150,798	88,562

	9,161,442	8,028,236	6,987,361

Insurance expenses:
Commissions	1,273,297	1,094,907	1,132,581
General insurance expenses	742,876	660,695	687,102
Taxes, licenses and fees	89,585	89,428	83,034
Net transfers to separate accounts	7,252,579	3,033,966	5,167,168
Change in case level liability	(1,011)	(1,284)	(2,434)
Consideration paid on reinsurance transactions	—	—	352,463
Reinsurance transaction - modco reserve adjustment on reinsurance assumed	(234,885)	(205,194)	(218,566)
Other expenses	301,162	46,754	602,274

	9,423,603	4,719,272	7,803,622

Total benefits and expenses	18,585,045	12,747,508	14,790,983

Gain (loss) from operations before dividends to policyholders, federal income tax benefit and net realized capital gains (losses) on investments	$1,060,303	$1,020,237	$(3,048,223)

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Dividends to policyholders	$8,579	$8,651	$9,496

Gain (loss) from operations before federal income tax benefit and net realized capital gains (losses) on investments	1,051,724	1,011,586	(3,057,719)
Federal income tax benefit	(288,531)	(162,504)	(174,917)

Gain (loss) from operations before net realized capital gains (losses) on investments	1,340,255	1,174,090	(2,882,802)
Net realized capital (losses) gains on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(1,282,720)	(382,526)	423,536

Net income (loss)	$57,535	$791,564	$(2,459,266)

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2011	$6,762	$1,597	$(58,000)	$554,923	$150,000	$3,117,153	$525,689	$4,298,124
Net loss	—	—	—	—	—	—	(2,459,266)	(2,459,266)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	583,550	583,550
Change in net unrealized foreign exchange gains/losses, net of tax	—	—	—	—	—	—	(6,120)	(6,120)
Change in net deferred income tax asset	—	—	—	—	—	—	136,907	136,907
Change in other nonadmitted assets	—	—	—	—	—	—	(2,392)	(2,392)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	(2,546)	(2,546)
Change in asset valuation reserve	—	—	—	—	—	—	16,524	16,524
Change in surplus in separate accounts	—	—	—	—	—	—	(2,863)	(2,863)
Change in surplus as a result of reinsurance	—	—	—	—	—	—	2,474,106	2,474,106
Change in admitted deferred tax asset pursuant to SSAP No. 10R	—	—	—	(122,355)	—	—	—	(122,355)
Capital contribution	—	—	—	—	—	200,000	—	200,000
Dissolution of NEF Investment Company	—	—	—	—	—	—	(1,185)	(1,185)
Long-term incentive compensation	—	—	—	—	—	9,158	—	9,158

Balance at December 31, 2011	$6,762	$1,597	$(58,000)	$432,568	$150,000	$3,326,311	$1,262,404	$5,121,642

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2011	$6,762	$1,597	$(58,000)	$432,568	$150,000	$3,326,311	$1,262,404	$5,121,642
Net income	—	—	—	—	—	—	791,564	791,564
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	2	2
Change in net unrealized foreign exchange gains/losses, net of tax	—	—	—	—	—	—	9,563	9,563
Change in net deferred income tax asset	—	—	—	—	—	—	(105,935)	(105,935)
Change in other nonadmitted assets	—	—	—	—	—	—	49,645	49,645
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	9,087	9,087
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	973	973
Change in asset valuation reserve	—	—	—	—	—	—	(36,401)	(36,401)
Change in surplus in separate accounts	—	—	—	—	—	—	8,197	8,197
Change in surplus as a result of reinsurance	—	—	—	—	—	—	(34,731)	(34,731)
Dividends to stockholders	—	—	—	—	—	—	(300,000)	(300,000)
Correction of error - IMR adjustment	—	—	—	—	—	—	(8,889)	(8,889)
Correction of error - claim waiver adjustment	—	—	—	—	—	—	(20,341)	(20,341)
Correction of error - reinsurance IMR gain deferral	—	—	—	—	—	—	(33,567)	(33,567)
Change in admitted deferred tax asset pursuant to SSAP No. 101	—	—	—	(432,568)	—	—	432,568	—
Long-term incentive compensation	—	—	—	—	—	19,754	—	19,754

Balance at December 31, 2012	$6,762	$1,597	$(58,000)	$—	$150,000	$3,346,065	$2,024,139	$5,470,563

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2012	$6,762	$1,597	$(58,000)	$150,000	$3,346,065	$2,024,139	$5,470,563
Net income	—	—	—	—	—	57,535	57,535
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	(332,167)	(332,167)
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	(12,070)	(12,070)
Change in net deferred income tax asset	—	—	—	—	—	32,931	32,931
Change in other nonadmitted assets	—	—	—	—	—	(252,549)	(252,549)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	68	68
Change in asset valuation reserve	—	—	—	—	—	57,808	57,808
Change in surplus in separate accounts	—	—	—	—	—	23,962	23,962
Change in surplus as a result of reinsurance	—	—	—	—	—	(172,114)	(172,114)
Dividends to stockholders	—	—	—	—	—	(150,000)	(150,000)
Correction of error - AG 38 reserve adjustment	—	—	—	—	—	(35,000)	(35,000)
Long-term incentive compensation	—	—	—	—	28,886	—	28,886

Balance at December 31, 2013	$6,762	$1,597	$(58,000)	$150,000	$3,374,951	$1,242,543	$4,717,853

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Operating activities
Premiums collected, net of reinsurance	$15,526,495	$11,814,188	$9,977,873
Net investment income received	2,401,849	2,671,763	2,807,544
Miscellaneous income (expense)	1,257,207	(976,256)	1,162,966
Benefit and loss related payments	(9,398,383)	(8,664,812)	(9,577,187)
Net transfers to separate accounts	(5,937,543)	(4,796,312)	(4,563,220)
Commissions, expenses paid and aggregate write-ins for deductions	(4,150,135)	(278,351)	(332,606)
Dividends paid to policyholders	(8,782)	(9,263)	(9,884)
Federal and foreign income taxes recovered	152,345	188,989	92,471

Net cash used in operating activities	(156,947)	(50,054)	(442,043)

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	7,346,483	10,121,509	16,891,112
Common stocks	65,723	52,538	168,476
Preferred stocks	13,742	59,805	63,880
Mortgage loans	1,070,214	1,468,644	1,466,463
Real estate and properties held for sale	3,900	19,355	26,978
Other invested assets	599,468	486,960	528,027
Receivable for securities	10,656	24,450	13,693
Securities lending reinvested collateral assets	—	1,360,086	436,576
Miscellaneous proceeds	24,164	27,906	321,467

Total investment proceeds	9,134,350	13,621,253	19,916,672

Costs of investments acquired:
Bonds	(6,800,695)	(6,763,489)	(9,541,749)
Common stocks	(11,041)	(59,779)	(292,401)
Preferred stocks	(36,314)	(25,851)	(60,610)
Mortgage loans	(956,947)	(373,806)	(191,262)
Real estate and properties held for sale	(2,998)	(2,894)	(1,343)
Other invested assets	(191,522)	(251,237)	(382,939)
Derivatives	(1,312,329)	(508,177)	—
Securities lending reinvested collateral assets	(1,022,207)	—	—
Miscellaneous applications	(816)	(1,666)	(2,145)

Total cost of investments acquired	(10,334,869)	(7,986,899)	(10,472,449)
Net decrease in policy loans	21,225	18,890	18,994

Net cost of investments acquired	(10,313,644)	(7,968,009)	(10,453,455)

Net cash (used in) provided by investing activities	(1,179,294)	5,653,244	9,463,217

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Financing and miscellaneous activities
Net withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	$(1,558,971)	$(825,256)	$(1,726,008)
Borrowed funds	123,544	85,269	—
Funds held under reinsurance treaties with unauthorized reinsurers	(737,894)	(2,057,558)	(5,531,199)
Dividends paid to stockholders	(150,000)	(300,000)	—
Capital contribution received	(1,296)	—	200,000
Receivable from parent, subsidiaries and affiliates	20,278	102,917	94,676
Payable to parent, subsidiaries and affiliates	13,681	(235,867)	(233,864)
Payable for securities lending	1,022,207	(1,360,086)	(436,576)
Other cash provided	205,732	257,041	155,168

Net cash used in financing and miscellaneous activities	(1,062,719)	(4,333,540)	(7,477,803)

Net (decrease) increase in cash, cash equivalents and short-term investments	(2,398,960)	1,269,650	1,543,371

Cash, cash equivalents and short-term investments:
Beginning of year	4,386,102	3,116,452	1,573,081

End of year	$1,987,142	$4,386,102	$3,116,452

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (74.01% of preferred shares), Aegon USA, LLC (25.99% of preferred shares) and Transamerica International Holdings, Inc. (100% of common shares).

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of agents, brokers and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated insurance subsidiaries are reported based on underlying statutory equity plus the admitted portion of goodwill. Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

The Company is restricted to trading Primus Guaranty, Ltd (Primus) a common stock holding, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to these securities. The Company’s interest in Primus does not meet the definition of an affiliate, and is therefore accounted for as an unaffiliated common stock investment. The carrying amount in Primus, which is carried at fair value, as of December 31, 2013 and 2012 was $45,463 and $49,416, respectively.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2013 and 2012, the Company excluded investment income due and accrued of $1,393 and $281, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative

Instruments and Hedging Activities.

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities, therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a predetermined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the risk created when the company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to an equity or interest rate index) and floating leg (tied to LIBOR) amounts based on an underlying

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Collars are used in the asset/liability management process to mitigate the residual risk created when the company has issued minimum guarantee insurance contracts linked to an index. These collars are similar to options where the underlying index provides for the market value movements. The collars do not accrue interest. Typically, no cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Collars that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Collars that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaption, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract that is amortized throughout the life of the swaption. These swaptions are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company invests in domestic corporate debt securities denominated in U.S. dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect, converts a fixed U.S. Treasury into a hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

The Company holds some warrants linked to an Argentina Government GDP as part of an authorized workout from the Argentina Brady Bonds. The Company was put into these warrants and did not voluntarily transaction into these types of instruments. The Company does not have any downside risk to the warrants, and only receives a payment if the GDP is above a specific threshold. These swaps are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Assets held in trust for purchases of variable universal life and annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $12,450,327, $9,341,436 and $9,381,447 in 2013, 2012 and 2011, respectively. In addition, the Company received $759,484, $603,433 and $494,516 in 2013, 2012 and 2011, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

During 2012, the Company reported a decrease in reserves, net of reinsurance, on account of a change in valuation basis of $1,381 due to changing from the 1980 CSO mortality table to the minimum valuation standard of the 2001 CSO mortality table for a block of joint life universal life with secondary guarantee policies. Partially offsetting this decrease was a $408 increase in reserves on account of a change in valuation basis due to coding in the reserve valuation system reserves which had been held constant since 2008 for paid-up additions on a block of participating policies. The net decrease in reserves of $973 due to the changes in valuation bases has been credited directly to unassigned surplus.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Reverse Repurchase Agreements

Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2013
2013	$—	$562,502	$173,599	$388,903
2012 and prior	1,016,235	16,100	352,478	679,857

	1,016,235	$578,602	$526,077	1,068,760

Active life reserve	2,831,418			2,921,860

Total accident and health reserves	$3,847,653			$3,990,620

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2012
2012	$—	$523,543	$166,571	$356,972
2011 and prior	943,279	51,495	335,510	659,264

	943,279	$575,038	$502,081	1,016,236

Active life reserve	2,740,356			2,831,417

Total accident and health reserves	$3,683,635			$3,847,653

The Company’s unpaid claims reserve was increased by $16,100 and $51,495 for the years ended December 31, 2013 and 2012, respectively, for health claims that occurred prior to those balance sheet dates. The change in 2013 and 2012 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2013 and 2012 was $27,677 and $26,289, respectively. The Company incurred $16,738 and paid $15,349 of claim adjustment expenses during 2013, of which $10,398 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $13,288 and paid $13,608 of claim adjustment expenses during 2012, of which $10,113 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2013 or 2012.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

Certain management employees of the Company participate in a stock-based long-term incentive compensation plan issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense or benefit related to this plan for the Company’s management employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an accrued expense in the amount of $28,886, $19,754 and $9,158 for the years ended December 31, 2013, 2012 and 2011, respectively.

Recent Accounting Pronouncements

Effective December 31, 2013 the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised, which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the Company’s financial position or results of operations as revisions relate to disclosures only. See Note 15 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14, and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89, Accounting for Pensions, A Replacement of SSAP No. 8. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other post retirement plans as sponsored by Aegon.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which adopts with modifications the guidance in Accounting Standards Update (ASU) 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures. See Note 8 Policy and Contract Attributes for further details.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 4 Fair Values of Financial Instruments for further details.

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $432,568 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 7 Income Taxes for further details.

For the year ended December 31, 2011, the Company adopted SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R). This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The SSAP temporarily superseded SSAP No. 10, Income Taxes. SSAP No. 10R allowed an entity to elect to admit additional deferred tax assets (DTAs) utilizing a three year loss carryback provision, plus the lesser of a look-forward of three years on gross DTAs expected to be realized or 15% of statutory capital and surplus if the entity’s risk-based capital is above the 250% risk-based capital level where an action level could occur as a result of a trend test utilizing the old SSAP No. 10 provisions to calculate the DTA. Prior to the adoption of SSAP No. 10R, the admitted DTA was calculated by taking into consideration a one year loss carryback and look-forward on gross DTAs that can be expected to be realized and a 10% capital and surplus limit on the admitted amount of the DTA. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R and as a result, the cumulative effect of the adoption of this standard was the difference between the calculation of the admitted DTA per SSAP No.10R and the old SSAP No. 10 methodology at December 31, 2011. This change in accounting principle increased surplus by a net amount of $432,568 at December 31, 2011, which has been recorded within the statements of changes in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are a couple exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position, but did require additional disclosures regarding these guarantees. See Note 13 on Commitments and Contingencies for further details.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100 to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision required a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 4 for further details.

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures. See Note 13 for disclosures related to guaranty fund assessments. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R, Loan-backed and Structured Securities to clarify the accounting for gains and losses

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective January 1, 2014, the Company will adopt SSAP No. 105, Working Capital Finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard had no impact to the financial position or results of operations of the Company.

Effective December 31, 2014, the Company will adopt revisions to SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision will have no impact to the financial position and results of operations of the Company.

Reclassifications

Certain reclassifications have been made to the 2011 financial statements to conform to the 2012 presentation.

During 2012, the Company changed the presentation of various reinsurance related balances. As a result of these changes, $91,236 was reclassified from Remittances and items not allocated to Other liabilities as of December 31, 2011. In addition, $807,484 and $237,399, respectively, was reclassified between the Net transfers to separate accounts line and the Surrender benefits line in the 2011 and 2010 Statements of Operations to conform to the 2012 presentation. Lastly, Reinsurance transaction – modco reserve adjustment on reinsurance assumed was presented as a separate line item in 2012. As a result of this change in presentation, $(218,566) and $(262,273), respectively, was reclassed between the Other expenses line and the Reinsurance transaction – modco reserve adjustment on reinsurance assumed line in the 2011 and 2010 Statements of Operations to conform to the 2012 presentation.

2. Prescribed and Permitted Statutory Accounting Practices

The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The State of Iowa has adopted a prescribed practice that differs from that found in the NAIC SAP related to the admission of a parental guarantee in the equity value calculation of TLIC Riverwood Reinsurance, Inc. (TRRI), a wholly owned subsidiary of the Company. As prescribed by Iowa Administrative Code 191-99.11(5), the Company is entitled to value its ownership in TRRI at a value equal to the audited statutory surplus of TRRI, which includes the parental guarantee provided by Aegon USA, LLC as an admissible asset, whereas SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 would not allow the admissibility of such an asset.

The NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits and secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the Commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

The Company, with the permission of the Commissioner of Insurance of the State of Iowa, records the value of its wholly owned foreign life insurance subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited foreign statutory equity, utilizing adjustments as outlined in SSAP No. 97.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2013	2012	2011
Net income, State of Iowa basis	$57,535	$791,564	$(2,459,266)
State prescribed practice for parental guarantee	—	—	—
State prescribed practice for secondary guarantee reinsurance	—	—	—
State permitted practice for valuation of wholly-owned foreign life subsidiary	—	—	—

Net income, NAIC SAP	$57,535	$791,564	$(2,459,266)

Statutory surplus, State of Iowa basis	$4,717,853	$5,470,563	$5,121,642
State prescribed practice for parental guarantee	(751,027)	(724,720)	(675,044)
State prescribed practice for secondary guarantee reinsurance	(3,529,931)	(3,364,455)	(3,149,987)
State permitted practice for valuation of wholly-owned foreign life subsidiary	51,123	42,539	19,129

Statutory surplus, NAIC SAP	$488,018	$1,423,927	$1,315,740

During 2011, the Company entered into a retrocession reinsurance contract and subsequent novation agreements with respect to each of the unaffiliated retroceded reinsurance contracts. The retrocession reinsurance contract transferred the Company’s liabilities to SCOR SE (SCOR), a Societas Europaea organized under the laws of France, and subsequently facilitated the ultimate novation of third party retrocession reinsurance contracts in support of the exiting of the reinsurance operations. No additional net consideration was contemplated upon execution of the novation agreements. Therefore, the Company had the same net retained risk of zero both prior to and subsequent to the execution of the novations.

SSAP No. 61 defines novation agreements as one which extinguishes one entity’s liability and moves it to another entity, which is applicable under this situation. The retrocession agreement had all references to the Company removed and replaced with SCOR upon completion of the novations. SSAP No. 61 does not specifically address novation and releases related to retrocession agreements, however as both cedents and retrocessionaires in this situation are a party to the agreement, the intent of the novation and release is consistent with the application for direct cedents application of the standard. Thus, the Company reported the novation and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

release similar to a novation, as outlined in paragraphs 53-56 of SSAP No. 61, with direct adjustments to the balance sheet.

3. Accounting Changes and Correction of Errors

During 2013, the Company determined the correct data had not been utilized in the stand-alone asset adequacy analysis as defined under Actuarial Guideline XXXVIII section 8C (AG38 8C). The error resulted in an understatement of the additional asset adequacy reserve recorded at December 31, 2012 in the amount of $35,000. This was corrected in 2013, and the Company reflected the impact of the correction as a change in unassigned surplus within the statement of capital and surplus.

Effective December 16, 2011, the Company released an IMR liability associated with the block of business ceded to an unaffiliated entity on a coinsurance basis. Since the portion of the block of business ceded did not represent more than one percent of the Company’s general account liabilities, the IMR liability should not have been released when the reinsurance transaction was effected. The error resulted in an understatement of the IMR liability in the amount of $8,889. This was corrected in 2012, and the Company reflected the impact of the correction as a change in unassigned surplus within the statement of changes in capital and surplus.

Effective August 9, 2011, the Company released an IMR liability associated with a block of business retroceded to an unaffiliated entity. The gain on the release of the IMR liability should have been deferred through unassigned surplus but was instead included in the statements of operations. The error resulted in an overstatement of net income in the amount of $33,567. This was corrected in 2012, and the Company reflected the impact of the correction as a change in unassigned surplus within the statement of changes in capital and surplus. The offsetting adjustment is to the change in surplus as a result of reinsurance line within the statements of operations. There was no net impact to surplus as a result of this correction.

During 2012, the Company discovered an error in the calculation of waiver of premium reserves for long term care business due to the use of inaccurate premiums waived data. The error resulted in an understatement of reserves of $20,341 as of December 31, 2011. This has been reported as a correction of an error in the statement of changes in capital and surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2013 and 2012, respectively:

	December 31 2013
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,045,232	$1,045,230	$—	$1,045,232	$—	$—
Short-term notes receivable from affiliates	788,088	788,088	—	788,088	—	—
Bonds	38,262,814	36,186,831	3,972,279	33,309,819	980,716	—
Preferred stocks, other than affiliates	133,646	132,631	—	123,216	10,430	—
Common stocks, other than affiliates	174,006	174,006	61,276	222	112,508	—
Mortgage loans on real estate	5,973,239	5,636,535	—	—	5,973,239	—
Other invested assets	172,399	160,190	—	162,183	10,216	—
Options	143,367	140,462	—	132,401	10,966	—
Interest rate swaps	192,151	143,061	—	192,151	—	—
Currency swaps	63,157	49,114	—	63,157	—	—
Credit default swaps	30,964	14,646	—	30,964	—	—
Equity swaps	17,024	17,024	—	17,024	—	—
Policy loans	687,569	687,569	—	687,569	—	—
Securities lending reinvested collateral	3,181,767	3,182,425	—	3,181,767	—	—
Receivable from parent, subsidiaries and affiliates	30,968	30,968	—	30,968	—	—
Separate account assets	61,043,535	61,020,158	57,359,585	3,632,927	51,023	—

Liabilities
Investment contract liabilities	14,083,069	12,886,932	—	345,969	13,737,100	—
Options	47,437	47,437	—	47,437	—	—
Interest rate swaps	39,264	475,857	—	(50,065)	89,329	—
Currency swaps	26,486	38,219	—	26,486	—	—
Credit default swaps	(15,305)	28,037	—	(15,305)	—	—
Equity swaps	205,000	205,000	—	205,000	—	—
Payable to parent, subsidiaries and affiliates	20,926	20,926	—	20,926	—	—
Separate account annuity liabilities	53,551,005	53,552,968	—	53,429,793	121,212	—
Surplus notes	160,790	150,000	—	160,790	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31 2012
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$3,899,465	$3,899,465	$—	$3,899,465	$—	$—
Short-term notes receivable from affiliates	411,200	411,200	—	411,200	—	—
Bonds	40,790,267	36,721,992	4,064,778	35,427,671	1,297,818	—
Preferred stocks, other than affiliates	111,258	111,471	—	101,853	9,405	—
Common stocks, other than affiliates	218,026	218,026	68,173	257	149,596	—
Mortgage loans on real estate	6,343,771	5,756,749	—	—	6,343,771	—
Other invested assets	172,494	157,176	—	159,145	13,349	—
Options	205,942	205,942	—	205,942	—	—
Interest rate swaps	1,667,275	298,750	—	1,648,192	19,083	—
Currency swaps	64,632	40,080	—	64,632	—	—
Credit default swaps	24,874	12,812	—	24,874	—	—
Policy loans	708,794	708,794	—	708,794	—	—
Securities lending reinvested collateral	2,159,184	2,160,218	—	2,159,184	—	—
Receivable from parent, subsidiaries and affiliates	51,246	51,246	—	51,246	—	—
Separate account assets	48,756,861	48,684,223	43,059,585	5,693,280	3,996	—

Liabilities
Investment contract liabilities	16,244,099	15,014,811	—	1,107,623	15,136,476	—
Options	49,393	49,393	—	49,393	—	—
Interest rate swaps	406,498	212,460	—	367,059	39,439	—
Currency swaps	58,388	68,895	—	58,388	—	—
Credit default swaps	7,285	26,435	—	7,285	—	—
Payable to parent, subsidiaries and affiliates	7,245	7,245	—	7,245	—	—
Separate account annuity liabilities	40,655,573	40,658,385	—	40,509,576	145,997	—
Surplus notes	168,588	150,000	—	—	168,588	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2013 and 2012:

	2013
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$20,830	$—	$20,830
Industrial and miscellaneous	—	90,121	7,084	97,205
Hybrid securities	—	12,046	—	12,046

Total bonds	—	122,997	7,084	130,081

Preferred stock
Industrial and miscellaneous	—	—	164	164

Total common stock	—	—	164	164

Common stock
Mutual funds	1,205	69	—	1,274
Industrial and miscellaneous	60,070	154	112,508	172,732

Total common stock	61,275	223	112,508	174,006

Short-term investments
Government	—	38,498	—	38,498
Industrial and miscellaneous	—	650,309	—	650,309
Mutual funds	—	343,231	—	343,231
Intercompany notes receivable	—	788,088	—	788,088
Sweep accounts	—	13,194	—	13,194

Total short-term investments	—	1,833,320	—	1,833,320

Derivative assets	—	366,432	10,966	377,398
Separate account assets	57,334,188	3,014,655	43,120	60,391,963

Total assets	$57,395,463	$5,337,627	$173,842	$62,906,932

Liabilities:
Derivative liabilities	$—	$312,514	$89,329	$401,843
Separate account liabilities	8,054	5,147	—	13,201

Total liabilities	$8,054	$317,661	$89,329	$415,044

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	2012
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$103,093	$8,147	$111,240
Hybrid securities	—	4,287	—	4,287

Total bonds	—	107,380	8,147	115,527

Common stock
Mutual funds	250	69	—	319
Industrial and miscellaneous	67,923	188	149,596	217,707

Total common stock	68,173	257	149,596	218,026

Short-term investments
Government	—	82,823	—	82,823
Industrial and miscellaneous	—	3,284,316	—	3,284,316
Mutual funds	—	484,005	—	484,005
Intercompany notes receivable	—	411,200	—	411,200
Sweep accounts	—	48,320	—	48,320

Total short-term investments	—	4,310,664	—	4,310,664

Derivative assets	—	288,874	(20,355)	268,519
Separate account assets	43,036,673	4,980,375	807	48,017,855

Total assets	$43,104,846	$9,687,550	$138,195	$52,930,591

Liabilities:
Derivative liabilities	$—	$66,150	$—	$66,150
Separate account liabilities	4,653	3,829	—	8,482

Total liabilities	$4,653	$69,979	$—	$74,632

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize inputs that are not market observable.

Preferred stock in Level 3 is being internally calculated.

Common stock in Level 2 represents common stock being carried at book value and some warrants that are valued using vendor inputs. Common stock in Level 3 is comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

prices from exchange-traded derivatives, other OTC trades or external pricing services. The Level 3 derivative liability is a credit swap calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap. The inputs are taken from market instruments to the extent that they exist.

Separate account assets are valued and classified in the same way as general account assets (described above). For example, separate account assets in Level 3 are those valued using broker quotes or internal modeling which utilize unobservable inputs.

During 2013 and 2012, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2013 and 2012:

	Beginning Balance at January 1, 2013	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
Government	$—	$78	$—	$(1)	$(77)
RMBS	2,192	—	88	(1,181)	913
Other	5,955	—	—	32	(1,823)
Preferred stock	—	—	—	—	—
Common stock	149,596	—	—	(83)	(44)
Derivatives	(20,355)	—	—	—	(111,102)
Separate account assets	807	—	758	43,120	(1)

Total	$138,195	$78	$846	$41,887	$(112,134)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2013
Bonds
Government	$—	$—	$—	$—	$—
RMBS	—	—	—	4	1,832
Other	141	1,975	159	869	5,252
Preferred stock	164	—	—	—	164
Common stock	103	—	34,101	2,963	112,508
Derivatives	(5,327)	3,990	—	(54,431)	(78,363)
Separate account assets	—	—	—	48	43,120

Total	$(4,919)	$5,965	$34,260	$(50,547)	$84,513

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Beginning Balance at January 1, 2012	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$26,721	$12,792	$20,573	$24	$(6,115)
Other	5,527	2,800	2,242	(535)	393
Preferred stock	1,236	—	—	—	—
Common stock	177,568	333	470	(1,391)	(1,239)
Derivatives	(9,633)	—	—	—	31,944
Separate account assets	746,827	—	8,196	(724,329)	65

Total	$948,246	$15,925	$31,481	$(726,231)	$25,048

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2013
Bonds
RMBS	$—	$—	$—	$10,657	$2,192
Other	207	966	—	1,161	5,955
Preferred stock	—	—	1,236	—	—
Common stock	837	—	26,042	—	149,596
Derivatives	(32,793)	—	—	9,873	(20,355)
Separate account assets	—	—	9,994	3,566	807

Total	$(31,749)	$966	$37,272	$25,257	$138,195

(a)	Recorded as a component of Net Realized Capital Gains/Losses on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were the result of securities being valued using third party vendor inputs as of December 31, 2012 and 2011, subsequently changing to being valued using internal models during 2013 and 2012. In addition, transfers in for bonds were the result of securities being carried at amortized cost at December 31, 2012 and 2011, subsequently changing to being carried at fair value during 2013 and 2012. Transfers in for bonds were also the result of securities being valued using third party vendor inputs as of December 31, 2011, subsequently changing to being valued using broker quotes during 2012.

Transfers out for bonds were partly attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2012 and 2011, subsequently changing to

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

being valued using third party vendor inputs, thus causing the transfer out of Level 3 during 2013 and 2012. In addition, transfers out for bonds were attributed to securities being carried at fair value at December 31, 2011, subsequently changing to being carried at amortized cost during 2012. Transfers out for bonds were also the result of securities being valued using internal models at December 31, 2011, subsequently changing to being valued using vendor inputs during 2012.

In addition, transfers in for common stock were attributed to securities being valued using third party vendor inputs at December 31, 2011, subsequently changing to being valued using broker quotes which utilize unobservable inputs, thus causing the transfer in during 2012. Also, there were securities that were valued using broker quotes which utilize observable inputs, subsequently changing to being valued using broker quotes which utilize unobservable inputs during 2012.

Transfers out for common stock were attributed to securities being valued using a stale price at December 31, 2011, subsequently changing to being valued using third party vendor inputs, thus causing the transfer out of Level 3 during 2012. In addition, transfers out for common stock were attributed to securities being valued using broker quotes at December 31, 2011, subsequently changing to being valued using vendor inputs during 2012.

Transfers out for separate account assets were attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2012 and 2011, subsequently changing to being valued using third party vendor inputs, thus causing the transfer out of Level 3 during 2013 and 2012.

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2013, the Company has several parcels of land that it is exploring the sale of. Therefore, these properties are carried at fair value less cost to sell, which amounts to $1,496. One parcel of land has a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2013.

The Company also had parcels of land that were held for sale as of December 31, 2012. Fair value less cost to sell of these properties was $4,100.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stock are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2013
Unaffiliated bonds:
United States Government and agencies	$3,609,781	$169,035	$105	$104,231	$3,674,480
State, municipal and other government	805,302	42,366	8,654	18,882	820,132
Hybrid securities	451,745	18,192	33,493	1,731	434,713
Industrial and miscellaneous	21,678,122	2,190,512	57,284	143,834	23,667,514
Mortgage and other asset-backed securities	9,607,331	437,922	345,544	71,558	9,628,151

	36,152,281	2,858,027	445,080	340,236	38,224,990
Unaffiliated preferred stocks	132,631	8,167	5,318	1,834	133,646

	$36,284,912	$2,866,194	$450,398	$342,070	$38,358,636

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2012
Unaffiliated bonds:
United States Government and agencies	$2,980,978	$778,329	$—	$50	$3,759,257
State, municipal and other government	802,196	104,712	8,884	324	897,700
Hybrid securities	499,556	14,971	101,545	1,522	411,460
Industrial and miscellaneous	21,604,497	3,425,875	36,414	17,759	24,976,199
Mortgage and other asset-backed securities	10,794,339	543,136	633,313	4,087	10,700,075

	36,681,566	4,867,023	780,156	23,742	40,744,691
Unaffiliated preferred stocks	111,471	9,909	8,786	1,336	111,258

	$36,793,037	$4,876,932	$788,942	$25,078	$40,855,949

At December 31, 2013 and 2012, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 374 and 430 securities with a carrying amount of $3,611,683 and $4,671,096 and an unrealized loss of $450,398 and $788,942 with an average price of 87.5 and 83.1 (fair value/amortized cost). Of this portfolio, 64.6% and 52.0% were investment grade with associated unrealized losses of $245,895 and $289,823, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2013 and 2012, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 950 and 231 securities with a carrying amount of $7,498,242 and $1,021,012 and an unrealized loss of $342,071 and $25,078 with an average price of 95.4 and 97.5 (fair value/amortized cost). Of this portfolio, 95.3% and 85.2% were investment grade with associated unrealized losses of $322,110 and $17,955, respectively.

At December 31, 2013 and 2012, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 3 and 3 securities with a cost of $15 and $10 and an unrealized loss of $10 and $9 with an average price of 33.4 and 7.2 (fair value/cost).

At December 31, 2013 and 2012, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 6 and 14 securities with a cost of $1,448 and $12,588 and an unrealized loss of $9 and $263 with an average price of 99.4 and 97.9 (fair value/cost).

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2013 and 2012 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2013

Unaffiliated bonds:
United States Government and agencies	$5,544	$1,768,737	$1,774,281
State, municipal and other government	34,613	263,662	298,275
Hybrid securities	145,220	59,006	204,226
Industrial and miscellaneous	657,577	3,483,083	4,140,660
Mortgage and other asset-backed securities	2,297,319	1,552,422	3,849,741

	3,140,273	7,126,910	10,267,183
Unaffiliated preferred stocks	21,013	29,262	50,275
Unaffiliated common stocks	5	1,439	1,444

	$3,161,291	$7,157,611	$10,318,902

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2012

Unaffiliated bonds:
United States Government and agencies	$—	$33,517	$33,517
State, municipal and other government	63,124	6,233	69,357
Hybrid securities	213,598	4,892	218,490
Industrial and miscellaneous	440,974	711,538	1,152,512
Mortgage and other asset-backed securities	3,139,452	232,431	3,371,883

	3,857,148	988,611	4,845,759
Unaffiliated preferred stocks	25,005	7,324	32,329
Unaffiliated common stocks	1	12,325	12,326

	$3,882,154	$1,008,260	$4,890,414

The carrying amount and estimated fair value of bonds at December 31, 2013, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$824,740	$841,476
Due after one year through five years	7,550,541	8,157,453
Due after five years through ten years	5,945,427	6,222,593
Due after ten years	12,224,242	13,375,317

	26,544,950	28,596,839
Mortgage and other asset-backed securities	9,607,331	9,628,151

	$36,152,281	$38,224,990

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

Residential Mortgage-Backed Securities (RMBS) Sector

At December 31, 2013, the Company’s RMBS sector portfolio had investments in an unrealized loss position which had a fair value of $1,212,678 and a carrying value of $1,429,094, resulting in a gross unrealized loss of $216,416. Residential mortgage-backed securities are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit characteristics and are pooled together and sold in tranches. The Company’s RMBS includes prime jumbo pass-throughs and collateralized

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

mortgage obligations (CMOs), Alt-A RMBS, negative amortization RMBS, government sponsored enterprise (GSE) guaranteed pass-throughs and reverse mortgage RMBS. The unrealized loss in the sector is primarily a result of the housing downturn in the United States that started in 2007. The housing market in the United States has shown signs of improvement as evidenced by rising home prices and sales volume. Positive trends in the housing market have led to improvements in borrower delinquencies and prepayment rates as well as liquidation timelines. Loss severities on liquidated properties remain elevated for subprime loans but are starting to show signs of improvement for other RMBS sectors. The improving home prices and credit performance led to credit spread tightening across the asset class.

All RMBS of Aegon USA are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and stress-case scenarios. Aegon’s RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities, and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size, and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialists to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2013.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

There were no loan-backed securities with a recognized other-than-temporary impairment (OTTI) due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2013 and 2012. The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value during the year ended December 31, 2011.

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2011

OTTI recognized 1st quarter:
Intent to sell	$4,977	$660	$—	$4,317

Total 1st quarter OTTI on loan-backed securities	4,977	660	—	4,317
OTTI recognized 3rd quarter:
Intent to sell	160,578	5,973	—	154,605

Total 3rd quarter OTTI on loan-backed securities	160,578	5,973	—	154,605

Aggregate total	$165,555	$6,633	$—	$158,922

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2013
1st quarter present value of cashflows expected to be less thanthe amortized cost basis	$351,042	$12,627	$338,415	$256,977
2nd quarter present value of cashflows expected to be less thanthe amortized cost basis	145,924	5,514	140,410	109,898
3rd quarter present value of cashflows expected to be less thanthe amortized cost basis	212,457	22,867	189,590	151,843
4th quarter present value of cashflows expected to be less thanthe amortized cost basis	284,290	10,202	274,088	223,193

Aggregate total	$993,713	$51,210	$942,503	$741,911

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Amortized Cost Before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2012
1st quarter present value of cash flows expected to be less than the amortized cost basis	$357,700	$23,038	$334,662	$210,662
2nd quarter present value of cash flows expected to be less than the amortized cost basis	515,449	23,147	492,302	338,584
3rd quarter present value of cash flows expected to be less than the amortized cost basis	515,274	25,476	489,798	348,834
4th quarter present value of cash flows expected to be less than the amortized cost basis	154,272	7,923	146,349	96,789

Aggregate total	$1,542,695	$79,584	$1,463,111	$994,869

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2011
1st quarter present value of cash flows expected to be less than the amortized cost basis	$350,420	$11,851	$338,569	$224,716
2nd quarter present value of cash flows expected to be less than the amortized cost basis	483,217	23,151	460,066	303,615
3rd quarter present value of cash flows expected to be less than the amortized cost basis	483,427	12,763	470,664	287,099
4th quarter present value of cash flows expected to be less than the amortized cost basis	583,778	29,379	554,399	398,138

Aggregate total	$1,900,842	$77,144	$1,823,698	$1,213,568

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2013, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
02148YAJ3	$5,495	$5,357	$138	$5,357	$2,947	1Q 2013
02149QAD2	23,455	23,148	307	23,148	19,472	1Q 2013
026936AA2	121,698	117,269	4,429	117,269	89,722	1Q 2013
045427AE1	1,448	767	681	767	84	1Q 2013
05953YAG6	961	937	24	937	713	1Q 2013
12668ACG8	12,280	12,088	192	12,088	9,426	1Q 2013
14984WAA8	5,603	5,484	119	5,484	5,285	1Q 2013
23332UGM0	8,057	7,971	86	7,971	6,774	1Q 2013
35729PPZ7	12,106	10,535	1,571	10,535	614	1Q 2013
3622NAAE0	39,998	39,654	344	39,654	35,204	1Q 2013
39539KAF0	1,319	1,268	51	1,268	1,236	1Q 2013
40430FAF9	557	235	322	235	184	1Q 2013
46628SAJ2	6,200	5,885	315	5,885	5,991	1Q 2013
52108HV84	1,821	1,776	45	1,776	1,062	1Q 2013
52524YAA1	394	1	393	1	1	1Q 2013
759676AJ8	5,409	5,330	79	5,330	3,962	1Q 2013
75970JAJ5	3,713	3,658	55	3,658	3,096	1Q 2013
75971EAF3	4,821	4,728	93	4,728	3,578	1Q 2013
759950GY8	8,588	8,450	138	8,450	6,775	1Q 2013
761118VY1	12,033	11,795	238	11,795	9,405	1Q 2013
81379EAD4	38	—	38	—	1	1Q 2013
86358EZU3	4,226	3,651	575	3,651	248	1Q 2013
12669FX73	1,873	1,840	33	1,840	1,645	1Q 2013
41161PKD4	1,995	1,967	28	1,967	1,409	1Q 2013
36298JAA1	6,390	6,017	373	6,017	4,122	1Q 2013
3622NAAC4	506	502	4	502	444	1Q 2013
32113JAE5	905	255	650	255	255	1Q 2013
32113JAD7	1,289	990	299	990	415	1Q 2013
12667GCH4	4,871	4,726	145	4,726	3,816	1Q 2013
59020UTF2	469	446	23	446	243	1Q 2013
759950FJ2	1,681	1,479	202	1,479	409	1Q 2013
41161PPQ0	45,925	45,402	523	45,402	36,111	1Q 2013
32113JAC9	4,918	4,804	114	4,804	2,328	1Q 2013
026936AA2	115,022	112,915	2,107	112,915	94,786	2Q 2013
05953YAG6	903	890	13	890	666	2Q 2013
126694A32	6,158	6,114	44	6,114	5,155	2Q 2013
14984WAA8	5,350	5,261	89	5,261	5,101	2Q 2013
24763LDE7	642	637	5	637	494	2Q 2013
32054YAD5	51	—	51	—	37	2Q 2013
40430FAF9	227	116	111	116	41	2Q 2013
52108HV84	1,703	1,288	415	1,288	1,029	2Q 2013
68400DAG9	2,339	53	2,286	53	11	2Q 2013
83611MMM7	7,430	7,128	302	7,128	408	2Q 2013
86358EZU3	3,632	3,609	23	3,609	181	2Q 2013
12669FX73	1,774	1,753	21	1,753	1,613	2Q 2013
59020UTF2	445	407	38	407	244	2Q 2013
61753NAC4	248	239	9	239	132	2Q 2013
02146QAB9	48,026	46,874	1,152	46,874	38,081	3Q 2013
02149QAD2	22,095	22,064	31	22,064	18,608	3Q 2013
045427AE1	754	559	195	559	192	3Q 2013
059515AC0	4,993	4,753	240	4,753	3,614	3Q 2013
05953YAG6	862	822	40	822	648	3Q 2013

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
12638DAA4	$44,284	$39,885	$4,399	$39,885	$42,951	3Q 2013
35729PPZ7	10,512	8,807	1,705	8,807	351	3Q 2013
36245RAA7	1,374	1,364	10	1,364	1,032	3Q 2013
40430FAF9	109	102	7	102	33	3Q 2013
52108HV84	1,288	741	547	741	1,051	3Q 2013
61754HAB8	1,499	1,453	46	1,453	1,045	3Q 2013
68400DAG9	47	5	42	5	3	3Q 2013
759676AJ8	5,012	4,916	96	4,916	4,119	3Q 2013
75970JAJ5	3,546	3,468	78	3,468	2,916	3Q 2013
75970QAH3	4,717	4,601	116	4,601	4,030	3Q 2013
75971EAF3	4,607	4,544	63	4,544	3,649	3Q 2013
759950GY8	7,751	7,586	165	7,586	6,295	3Q 2013
761118VY1	11,024	10,873	151	10,873	8,066	3Q 2013
83611MMM7	7,118	6,863	255	6,863	356	3Q 2013
83611XAE4	41	—	41	—	—	3Q 2013
86358EZU3	3,591	2,144	1,447	2,144	156	3Q 2013
12669FX73	1,674	1,545	129	1,545	1,523	3Q 2013
52524YAF0	8,504	7,846	658	7,846	5,605	3Q 2013
75970QAD2	4,362	4,260	102	4,260	3,782	3Q 2013
50180CAH3	12,551	1,975	10,576	1,975	2,902	3Q 2013
59020UTF2	407	136	271	136	253	3Q 2013
759950FJ2	1,472	1,173	299	1,173	459	3Q 2013
61753NAC4	237	231	6	231	123	3Q 2013
02149QAD2	22,999	22,648	351	22,648	20,204	4Q 2013
026936AA2	107,095	106,470	625	106,470	91,016	4Q 2013
045427AE1	553	21	532	21	85	4Q 2013
12666UAC7	16,308	15,968	340	15,968	15,957	4Q 2013
126685DZ6	689	633	56	633	693	4Q 2013
12668WAC1	9,754	9,422	332	9,422	8,727	4Q 2013
24763LDE7	1,153	686	467	686	1,035	4Q 2013
35729PPZ7	8,796	7,707	1,089	7,707	308	4Q 2013
40430FAF9	95	47	48	47	37	4Q 2013
52524MAW9	7,496	6,628	868	6,628	5,047	4Q 2013
759676AJ8	4,613	4,464	149	4,464	3,973	4Q 2013
75970JAJ5	3,419	3,263	156	3,263	2,814	4Q 2013
75970QAH3	4,550	4,335	215	4,335	4,022	4Q 2013
75971EAF3	4,469	4,265	204	4,265	3,719	4Q 2013
759950GY8	7,270	6,981	289	6,981	6,183	4Q 2013
761118RM2	1,818	1,490	328	1,490	1,620	4Q 2013
83611MMM7	6,854	6,457	397	6,457	757	4Q 2013
86358EZU3	2,128	835	1,293	835	132	4Q 2013
75970QAD2	4,208	4,016	192	4,016	3,771	4Q 2013
32113JAD7	917	804	113	804	400	4Q 2013
50180CAH3	1,975	1,892	83	1,892	3,157	4Q 2013
61915RBB1	14,486	14,466	20	14,466	11,849	4Q 2013
150794AE5	14,945	14,787	158	14,787	1,478	4Q 2013
759950FJ2	1,112	698	414	698	761	4Q 2013
45660LWD7	4,138	3,530	608	3,530	5,484	4Q 2013
86359DDX2	19,714	19,595	119	19,595	19,464	4Q 2013
32113JAC9	4,518	4,151	367	4,151	2,336	4Q 2013
12640WAG5	5,248	4,869	379	4,869	5,553	4Q 2013
45660LKW8	2,970	2,957	13	2,957	2,611	4Q 2013

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2013 and 2012 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2013
The aggregate amount of unrealized losses	$431,297	$73,616
The aggregate related fair value of securities with unrealized losses	2,382,851	1,567,711

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2012
The aggregate amount of unrealized losses	$787,684	$4,100
The aggregate related fair value of securities with unrealized losses	3,247,332	245,722

Detail of net investment income (loss) is presented below:

	Year Ended December 31
	2013	2012	2011
Income (loss):
Bonds	$1,790,117	$1,905,410	$2,147,304
Preferred stocks	7,675	9,320	9,136
Common stocks	11,539	168,713	48,828
Mortgage loans on real estate	386,189	411,742	469,635
Real estate	13,737	17,328	19,488
Policy loans	46,023	48,012	46,677
Cash, cash equivalents andshort-term investments	4,148	7,509	5,010
Derivatives	159,548	197,183	(29,303)
Other invested assets	58,685	35,582	6,183
Other	22,891	34,107	11,912

Gross investment income	2,500,552	2,834,906	2,734,870
Less investment expenses	106,416	105,379	119,012

Net investment income	$2,394,136	$2,729,527	$2,615,858

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2013	2012	2011
Proceeds	$6,198,656	$9,180,982	$16,303,347

Gross realized gains	$33,986	$292,804	$581,820
Gross realized losses	(40,720)	(45,003)	(85,014)

Net realized capital gains (losses)	$(6,734)	$247,801	$496,806

The Company had gross realized losses for the years ended December 31, 2013, 2012 and 2011 of $53,495, $88,836 and $127,005, respectively, which relate to losses recognized on other-than-temporary declines in the fair values of bonds and preferred stocks.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2013	2012	2011
Bonds	$(58,782)	$158,547	$370,867
Preferred stocks	(1,447)	418	5,557
Common stocks	4,869	(621)	22,701
Mortgage loans on real estate	(9,397)	13,802	(2,171)
Real estate	(578)	7,190	4,287
Cash, cash equivalents and short-term investments	35	9	13
Derivatives	(1,312,329)	(508,177)	304,713
Other invested assets	141,926	112,293	91,017

	(1,235,703)	(216,539)	796,984
Federal income tax effect	(57,648)	(94,705)	(185,043)
Transfer to interest maintenance reserve	10,631	(71,282)	(188,405)

Net realized capital gains (losses) on investments	$(1,282,720)	$(382,526)	$423,536

At December 31, 2013 and 2012, the Company had recorded investments in restructured securities of $694 and $8,476, respectively. The capital gains (losses) taken as a direct result of restructures in 2013, 2012 and 2011 were $(339), $167 and $(4,361), respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses, were as follows:

	Change in Unrealized
	Year Ended December 31
	2013	2012	2011
Bonds	$40,651	$108,175	$(143,599)
Preferred stocks	36	3,957	(3,816)
Common stocks	(3,170)	21,290	(19,959)
Affiliated entities	21,826	(25,164)	461,477
Mortgage loans on real estate	1,106	6,270	(2,196)
Derivatives	(602,212)	(98,933)	239,967
Other invested assets	1,542	14,749	103,189

Change in unrealized capital gains/losses, before taxes	(540,221)	30,344	635,063
Taxes on unrealized capital gains/losses	195,984	(20,779)	(57,633)

Change in unrealized capital gains/losses, net of tax	$(344,237)	$9,565	$577,430

The credit quality of mortgage loans by type of property for the year ended December 31, 2013 were as follows:

	Farm	Commercial	Total
AAA - AA	$—	$3,595,825	$3,595,825
A	82,523	1,603,801	1,686,324
BBB	29,209	241,320	270,529
BB	—	73,145	73,145
B	—	10,712	10,712

	$111,732	$5,524,803	$5,636,535

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

During 2013, the Company issued mortgage loans with a maximum interest rate of 5.30% and a minimum interest rate of 3.14% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2013 at the time of origination was 93%. During 2012, the Company issued mortgage loans with a maximum interest rate of 5.40% and a minimum interest rate of 3.44% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2012 at the time of origination was 75%. During 2013, the Company reduced the interest rate by 0.6% on one outstanding mortgage loans with statement value of $6,009. During 2012, the Company reduced the interest rate by 1% on two outstanding mortgages with statement value of $13,326.

The following tables provide the age analysis of mortgage loans aggregated by type:

		Residential		Commercial
December 31, 2013	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$111,731	$—	$—	$—	$5,417,941	$77,348	$5,607,020
(b) 30-59 Days Past Due	—	—	—	—	29,515	—	29,515
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—	—

		Residential		Commercial
December 31, 2012	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$191,520	$—	$—	$—	$5,429,225	$125,263	$5,746,008
(b) 30-59 Days Past Due	—	—	—	—	5,468	—	5,468
(c) 60-89 Days Past Due	—	—	—	—	5,273	—	5,273
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—	—

At December 31, 2013 and 2012, one mortgage loan with a carrying value of $0 was non-income producing for the previous 180 days. There was no accrued interest related to this mortgage loan at December 31, 2013 or 2012. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2013 and 2012 there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2013 and 2012, respectively, the Company held $35,249 and $37,459 in impaired loans with related allowance for credit losses of $1,017 and $2,124. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2013

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

and 2012, respectively. The average recorded investment in impaired loans during 2013 and 2012 was $36,488 and $41,959, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2013	2012	2011
Balance at beginning of period	$2,123	$8,394	$6,198
Additions, net charged to operations	11,194	500	6,599
Recoveries in amounts previously charged off	(12,300)	(6,770)	(4,403)

Balance at end of period	$1,017	$2,124	$8,394

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2013, 2012 and 2011, respectively, the Company recognized $2,571, $2,879 and $3,701 of interest income on impaired loans. Interest income of $2,710, $2,971 and $3,610, respectively, was recognized on a cash basis for the years ended December 31, 2013, 2012 and 2011.

At December 31, 2013 and 2012, the Company held a mortgage loan loss reserve in the AVR of $73,275 and $54,808, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
	December 31
	2013	2012
South Atlantic	26%	25%
Pacific	24	22
Middle Atlantic	16	15
Mountain	13	15
E. North Central	8	9
W. North Central	5	6
W. South Central	5	5
E. South Central	2	2
New England	1	1

Property Type Distribution
	December 31
	2013	2012
Retail	28%	27%
Office	25	27
Apartment	24	20
Industrial	14	18
Other	5	3
Agricultural	2	3
Medical	2	2

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2013, 2012 and 2011, the Company had mortgage loans with a total net admitted asset value of $1,918, $2,176 and $2,416, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2013, 2012 and 2011 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2013, 2012 or 2011.

During 2013, the Company recorded an impairment of $2,335 for its investment in Iowa First Capital Fund, L.P. and $6,357 for its investment in VSS Communications Partnership IV, L.P. The impairment was taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund is not anticipated. These write-downs are included in net realized capital gains (losses) within the statements of operations.

During 2012, the Company recorded an impairment of $97 for its investment in Yucaipa Equity Partners, L.P. The impairment was taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund is not anticipated. The write-down is included in net realized capital gains (losses) within the statements of operations.

During 2011, the Company recorded an impairment of $5,770 for its investment in William Blair Mezzanine Capital Fund III, L.P., an impairment of $8,799 for its investment in Harbour Group Investments IV, L.P. and an impairment of $1,697 for its investment in e-Financial Ventures I, L.P. The impairments were taken because the decline in fair value of the funds was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds was not anticipated. These write-downs are included in net realized capital gains (losses) within the statements of operations.

At December 31, 2013, the Company had ownership interests in forty-four LIHTC investments. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2014 to 2029 is $3,621. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2012, the Company had ownership interests in fifty LIHTC investments. The remaining years of unexpired tax credits ranged from one to thirteen, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2013 to 2029 was $23,053. There were no impairment losses, write-downs or reclassifications during 2012 related to any of these credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table provides the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2013 and 2012:

	December 31, 2013
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$1,133	$3,384

Total		$1,133	$3,384

	December 31, 2012
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$2,810	$5,060

Total		$2,810	$5,060

*	The unused amount reflects credits that the Company deems will be realizable in the period from 2014 to 2016.

The Company had no non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).

At December 31, 2013 and 2012, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $961,597 and $1,962,723, respectively.

At December 31, 2013 and 2012, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $817,818 and $521,564, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

For the years ended December 31, 2013 and 2012, the Company has recorded $597,943 and $42,816, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain.

The Company did not recognize any unrealized gains or losses during 2013 and 2012 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The Company did not recognize any income from options contracts for the years ended December 31, 2013, 2012 or 2011.

For the years ended December 31, 2013, 2012 and 2011, the Company recognized $2,551, $0 and $12,456, respectively, in capital gains (losses) related to call option transactions.

For the years ended December 31, 2013, 2012 and 2011, the Company recognized $0, $(226) and $0, respectively, in capital gains (losses) related to put option transactions.

For the years ended December 31, 2013, 2012 and 2011, the Company recognized $(181,425), $0 and $0, respectively, in capital gains (losses) related to collar option transactions.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 30 years for forecasted hedge transactions.

At December 31, 2013 and 2012, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

As of December 31, 2013 and 2012, the Company has accumulated deferred gains in the amount of $51,025 and $66,410, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.

For the years ended December 31, 2013, 2012 and 2011, the Company recognized $(338,457), $(113,293) and $149,614, respectively, in capital gains (losses) related to interest rate swap transactions.

For the years ended December 31, 2013, 2012 and 2011, the Company recognized $0, $0 and $(2,509), respectively, in capital gains (losses) related to foreign exchange swap transactions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

For the years ended December 31, 2013, 2012 and 2011, the Company recognized $0, $0 and $(1,641), respectively, in capital gains (losses) related to foreign currency forward transactions.

For the years ended December 31, 2013, 2012 and 2011, the Company recognized $(528,893), $(307,838) and $0, respectively, in capital gains (losses) related to total return swap transactions.

For the years ended December 31, 2013, 2012 and 2011, the Company recognized $1,264, $6,989 and $(390) respectively, in capital gains (losses) related to credit swap transactions, of which are made up primarily replication transactions.

At December 31, 2013, 2012 and 2011, the Company had replicated assets with a fair value of $3,575,011, $3,571,947 and $2,965,038 and credit default and forward starting interest rate swaps with a fair value of $71,737, $(143,165) and $(195,744), respectively.

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2013, credit default swaps, used in replicating corporate bonds are as follows:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
50953,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	$4,000	416
50956,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	4,000	541
50961,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	4,000	480
50965,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	4,000	546
50966,SWAP, USD 5 / (USD 0), :912828PC8	12/20/2017	3,500	501
50967,SWAP, USD 5 / (USD 0), :912828QN3	12/20/2017	500	72
43227,SWAP, USD 1 / (USD 0), :912810QK7	12/20/2015	10,000	139
43228,SWAP, USD 1 / (USD 0), :912828JR2	12/20/2015	10,000	136
43229,SWAP, USD 1 / (USD 0), :912810PX0	12/20/2015	10,000	111
43230,SWAP, USD 1 / (USD 0), :912810QK7	12/20/2015	20,000	271
51277,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2015	10,000	136
51397,SWAP, USD 1 / (USD 0), :912803BM4	12/20/2015	20,000	314
51278,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	278
51279,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	253
51398,SWAP, USD 1 / (USD 0), :912803CH4	12/20/2015	20,000	266
51399,SWAP, USD 1 / (USD 0), :912803BJ1	12/20/2015	20,000	278
51280,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2015	20,000	272
51400,SWAP, USD 1 / (USD 0), :912803CH4	12/20/2015	20,000	349
43255,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	335
43256,SWAP, USD 1 / (USD 0), :912803DJ9	3/20/2016	10,000	184
43258,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2016	20,000	371
43263,SWAP, USD 1 / (USD 0), :US670346AE56	3/20/2016	10,000	186
51401,SWAP, USD 1 / (USD 0), :US35671DAS45	6/20/2016	20,000	278
43266,SWAP, USD 1 / (USD 0), :CDX IG 16	6/20/2016	20,000	385
43289,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	176
43290,SWAP, USD 1 / (USD 0), :US46513EY48	3/20/2017	10,000	131
43291,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	176
43292,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	15,000	269
43293,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	10,000	216
43294,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	198
43295,SWAP, USD 1 / (USD 0), :US712219AG90	3/20/2017	10,000	179
43296,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	10,000	113
43297,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	15,000	200
43298,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	264
43300,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	15,000	323
43301,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	5,000	99
43309,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	15,000	269
51281,SWAP, USD 1 / (USD 0), :XS0412694647	3/20/2017	15,000	375
51402,SWAP, USD 1 / (USD 0), :US16886AS74	3/20/2017	10,000	133
43313,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	15,000	366
43314,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	179
43315,SWAP, USD 1 / (USD 0), :XS0113419690	3/20/2017	15,000	323
43316,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	176
43317,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	198
51282,SWAP, USD 1 / (USD 0), :US168863AS74	3/20/2017	10,000	133
43320,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	57
57599,SWAP, USD 1 / (USD 0), :XS0412694647	3/20/2017	10,000	250
43324,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	10,000	176
43325,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	198
43326,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	10,000	179
43327,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	20,000	488
43328,SWAP, USD 1 / (USD 0), :XS0412694647	3/20/2017	10,000	250

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
43333,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	10,000	113
51283,SWAP, USD 1 / (USD 0), :US475070AD04	6/20/2017	25,000	338
47289,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	418
51403,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2017	25,000	451
51404,SWAP, USD 1 / (USD 0), :US026874AZ07	6/20/2017	25,000	451
47290,SWAP, USD 1 / (USD 0), :US141781AC86	6/20/2017	10,000	247
47291,SWAP, USD 1 / (USD 0), :US141781AC86	6/20/2017	5,000	124
47292,SWAP, USD 1 / (USD 0), :US42217KAL08	6/20/2017	10,000	113
43366,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	430
43368,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	430
57600,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	26,000	559
51284,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	20,000	430
47293,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	25,000	537
47294,SWAP, USD 5 / (USD 0), :US345370BX76	6/20/2017	25,000	3,572
43381,SWAP, USD 1 / (USD 0), :XS0114288789	6/20/2017	10,000	(87)
43382,SWAP, USD 1 / (USD 0), :US105756AL40	6/20/2017	10,000	(169)
43383,SWAP, USD 1 / (USD 0), :XS0203685788	6/20/2017	10,000	174
43384,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2017	10,000	(6)
43385,SWAP, USD 1 / (USD 0), :XS0412694647	6/20/2017	10,000	259
43387,SWAP, USD 1 / (USD 0), :US731011AN26	6/20/2017	8,000	136
56493,SWAP, USD 1 / (USD 0), :JP1200551248	9/20/2017	4,000	106
43405,SWAP, USD 1 / (USD 0), :XS0114288789	9/20/2017	4,500	(51)
43602,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	10,600	(254)
43604,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	10
51285,SWAP, USD 1 / (USD 0), :US105756AL40	9/20/2017	5,700	(115)
51211,SWAP, USD 1 / (USD 0), :US715638AP79	9/20/2017	9,000	(22)
43609,SWAP, USD 1 / (USD 0), :XS0114288789	9/20/2017	4,900	(56)
43626,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	9,500	(251)
45191,SWAP, USD 1 / (USD 0), :XS0114288789	9/20/2017	10,000	(113)
45193,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2017	10,000	127
45194,SWAP, USD 1 / (USD 0), :US836205AJ33	9/20/2017	8,000	(192)
45195,SWAP, USD 1 / (USD 0), :US105756AL40	9/20/2017	8,000	(162)
45858,SWAP, USD 1 / (USD 0), :12624KAD8	12/20/2017	15,000	(352)
46092,SWAP, USD 1 / (USD 0), :46634GAB7	12/20/2017	15,000	176
46906,SWAP, USD 1 / (USD 0), :92936CAJ8	12/20/2017	15,000	(209)
45879,SWAP, USD 1 / (USD 0), :175305EEE1	12/20/2017	15,000	239
46819,SWAP, USD 1 / (USD 0), :17305EDT9	12/20/2017	5,000	(156)
58913,SWAP, USD 1 / (USD 0), :46636DAJ5	12/20/2017	10,000	(42)
46831,SWAP, USD 1 / (USD 0), :36249KAC4	12/20/2017	10,000	—
46834,SWAP, USD 1 / (USD 0), :17305EEE1	12/20/2017	5,000	34
46845,SWAP, USD 1 / (USD 0), :36248EAB1	12/20/2017	10,000	89
46951,SWAP, USD 1 / (USD 0), :36248EAB1	12/20/2017	10,000	123
46958,SWAP, USD 1 / (USD 0), :12624PAE5	12/20/2017	10,000	167
47035,SWAP, USD 1 / (USD 0), :92936YAC5	12/20/2017	15,000	319
47036,SWAP, USD 1 / (USD 0), :61761DAD4	12/20/2017	5,000	107
51286,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2017	22,000	468
47108,SWAP, USD 1 / (USD 0), :912828QN3	12/20/2017	25,000	532
47206,SWAP, USD 1 / (USD 0), :912828QN3	12/20/2017	27,000	575
47220,SWAP, USD 1 / (USD 0), :912828QN3	12/20/2017	27,000	575
47285,SWAP, USD 1 / (USD 0), :912810QV3	12/20/2017	15,000	319
47286,SWAP, USD 1 / (USD 0), :912803DP5	12/20/2017	22,000	469
47858,SWAP, USD 1 / (USD 0), :92930RBB7	12/20/2017	12,500	281
47855,SWAP, USD 1 / (USD 0), :912810QH4	12/20/2017	20,000	352
47856,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2017	20,000	335
47857,SWAP, USD 1 / (USD 0), :07401DAD3	12/20/2017	20,000	257
47859,SWAP, USD 1 / (USD 0), :31359MEL3	12/20/2017	20,000	393

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
47866,SWAP, USD 5 / (USD 0), :912803DS9	12/20/2017	20,000	3,135
47867,SWAP, USD 1 / (USD 0), :20176AB1	12/20/2017	20,000	457
48057,SWAP, USD 1 / (USD 0), :912803DS9	12/20/2017	22,000	468
48227,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2017	50,000	1,065
48233,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2017	20,000	457
48247,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2017	20,000	317
51440,SWAP, USD 1 / (USD 0), :912803DP5	12/20/2017	20,000	426
51405,SWAP, USD 1 / (USD 0), :BAE2Z99E1	12/20/2017	25,000	532
48458,SWAP, USD 5 / (USD 0), :BRS0F7YG6	12/20/2017	25,000	3,919
48507,SWAP, USD 1 / (USD 0), :31359MEL3	12/20/2016	19,000	339
48774,SWAP, USD 1 / (USD 0), :12624QAR4	12/20/2017	12,500	266
51287,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2017	25,000	491
51406,SWAP, USD 1 / (USD 0), :912803BF9	12/20/2017	25,000	571
51407,SWAP, USD 1 / (USD 0), :912803BJ1	12/20/2017	20,000	352
51288,SWAP, USD 5 / (USD 0), :912803DM2	12/20/2017	10,000	1,568
50040,SWAP, USD 1 / (USD 0), :94987MAB7	12/20/2017	10,000	146
53125,SWAP, USD 1 / (USD 0), :61761DAD4	3/20/2018	10,000	139
52960,SWAP, USD 1 / (USD 0), :61761DAD4	3/20/2018	10,000	90
53667,SWAP, USD 1 / (USD 0), :BAE1MTAS0	3/20/2018	20,000	309
53716,SWAP, USD 1 / (USD 0), :BAE1DP802	3/20/2018	20,000	449
53805,SWAP, USD 1 / (USD 0), :BAE2YGTK0	3/20/2018	10,000	224
54724,SWAP, USD 1 / (USD 0), :912810QK7	3/20/2018	10,000	(313)
54897,SWAP, USD 1 / (USD 0), :912803DJ9	3/20/2018	20,000	(329)
54867,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2018	15,000	(400)
55126,SWAP, USD 1 / (USD 0), :36192KAT4	3/20/2018	7,100	(295)
55130,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2018	10,000	(267)
55142,SWAP, USD 1 / (USD 0), :71654qbf8	3/20/2018	3,000	23
55297,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2018	10,000	(313)
55727,SWAP, USD 5 / (USD 0), :46637WAD5	6/20/2018	27,000	4,461
57866,SWAP, USD 1 / (USD 0), :17275RAH5	6/20/2018	10,000	137
60300,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	5,000	99
60301,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	5,000	99
60221,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	15,000	240
60222,SWAP, USD 1 / (USD 0), :912828PC8	6/20/2018	10,000	160
60487,SWAP, USD 1 / (USD 0), :912828SF8	6/20/2018	50,000	988
60493,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	50,000	988
60506,SWAP, USD 1 / (USD 0), :912828UN8	6/20/2018	50,000	988
60526,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	5,000	99
60527,SWAP, USD 1 / (USD 0), :912828UN8	6/20/2018	50,000	988
60558,SWAP, USD 1 / (USD 0), :912828QN3	6/20/2018	5,000	99
60761,SWAP, USD 1 / (USD 0), :912828VB3	6/20/2018	50,000	988
63828,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2023	20,000	(329)
63829,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2023	20,000	(423)
63830,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	10,000	11
64982,SWAP, USD 1 / (USD 0), :912810BR6	9/20/2023	30,000	(568)
63955,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	20,000	(142)
64983,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2023	20,000	(329)
64235,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	10,000	87
64236,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	20,000	(573)
64238,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	10,000	11
64348,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	10,000	87
64453,SWAP, USD 1 / (USD 0), :912810RB6	9/20/2020	25,000	14
64593,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	20,000	11
64595,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	37,000	(49)
65753,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	20,000	(573)
65755,SWAP, USD 1 / (USD 0), :912810RA8	9/20/2020	15,000	(466)
69637,SWAP, USD 1 / (USD 0), :912828QC4	12/20/2020	10,000	(22)
69710,SWAP, USD 1 / (USD 0), :	12/20/2020	10,000	(22)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2013, the Company had written options with a fair value of $0 and average fair value for the year of $(1,276). During 2012, the Company had no written options with a fair value and average fair value. The Company had no realized gains or losses in 2013 and 2012 related to these options.

At December 31, 2013 and 2012, the Company’s outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2013	2012
Interest rate and currency swaps:
Receive floating - pay floating	$120,950	$120,950
Receive fixed - pay floating	405,165	759,165
Receive floating - pay fixed	—	50,000
Receive fixed - pay fixed	2,701,528	88,496
Swaptions:
Receive floating - pay fixed	6,676,000	—
Receive fixed - pay floating	6,000,000	—
Interest rate swaps:
Receive fixed - pay floating	11,408,586	11,674,159
Receive fixed - pay fixed	1,508,783	1,315,233
Receive floating - pay fixed	4,419,798	4,440,128
Receive floating - pay floating	4,217,010	1,417,115

The Company recognized net realized gains (losses) from futures contracts in the amount of $(267,369), $(93,809) and $147,183 for the years ended December 31, 2013, 2012 and 2011, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Open futures contracts at December 31, 2013 and 2012, were as follows:

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2013

Long	10	Hang Seng IDX January 2014 Futures	$11,635	$11,666
Long	43	S&P 500 March 2014 Futures	18,989	19,791
Short	992	S&P 500 March 2014 Futures	436,027	456,592
Long	66	Euro Stoxx 50 March 2014 Futures	1,903	2,051
Short	383	S&P 500 E-MINI March 2014 Futures	34,092	35,257
Long	5,770	US Ultra Bond March 2014 Futures	802,154	786,162

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2012

Short	(1,167)	S&P 500 March 2013 Futures	$(414,806)	$(414,314)
Long	6,220	US Ultra Bond March 2013 Futures	1,030,465	1,011,333

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets as of December 31, 2013 and 2012, respectively:

	Gross Restricted Current Year
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
a. Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—
b. Collateral held under security lending agreements	3,182,026	—	—	—	3,182,026
c. Subject to repurchase agreements	88,847	—	—	—	88,847
d. Subject to reverse repurchase agreements	—	—	—	—	—
e. Subject to dollar repurchase agreements	216,485	—	—	—	216,485
f. Subject to dollar reverse repurchase agreements	—	—	—	—	—
g. Placed under option contracts	—	—	—	—	—
h. Letter stock or securities restricted as to sale	45,463	—	—	—	45,463
i. On deposit with state(s)	55,169	—	—	—	55,169
j. On deposit with other regulatory bodies	—	—	—	—	—
k. Pledged as collateral not captured in other categories	3,649,464	—	—	—	3,649,464
l. Other restricted assets - reinsurance	462,872	—	—	—	462,872

m. Total Restricted Assets	$7,700,326	$—	$—	$—	$7,700,326

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Gross Restricted			Percentage
Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
a. Subject to contractual obligation for which liability is not shown	$—	$—	$—	0.00%	0.00%
b. Collateral held under security lending agreements	2,142,404	1,039,622	3,182,026	2.76	2.76
c. Subject to repurchase agreements	85,713	3,134	88,847	0.08	0.08
d. Subject to reverse repurchase agreements	—	—	—	0.00	0.00
e. Subject to dollar repurchase agreements	83,433	133,052	216,485	0.19	0.19
f. Subject to dollar reverse repurchase agreements	—	—	—	0.00	0.00
g. Placed under option contracts	—	—	—	0.00	0.00
h. Letter stock or securities restricted as to sale	49,416	(3,953)	45,463	0.04	0.04
i. On deposit with state(s)	56,464	(1,295)	55,169	0.05	0.05
j. On deposit with other regulatory bodies	—	—	—	0.00	0.00
k. Pledged as collateral not captured in other categories	4,953,800	(1,304,336)	3,649,464	3.17	3.17
l. Other restricted assets - reinsurance	473,487	(10,615)	462,872	0.40	0.40

m. Total Restricted Assets	$7,844,717	$(144,391)	$7,700,326	6.68%	6.68%

Assets pledged as collateral not captured in other categories includes the following:

Invested assets with a carrying value of $405,740 and $68,410 pledged in conjunction with derivative transactions as of December 31, 2013 and 2012, respectively.

Invested assets with a carrying amount of $3,243,724 and $4,885,390 pledged in conjunction with funding agreement transactions as of December 31, 2013 and 2012, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2013	2012	2011
Direct premiums	$16,910,642	$13,426,938	$13,297,032
Reinsurance assumed - non affiliates	1,415,095	1,751,054	1,710,756
Reinsurance assumed - affiliates	115,377	185,147	222,283
Reinsurance ceded - non affiliates	(2,030,188)	(3,985,049)	(6,259,014)
Reinsurance ceded - affiliates	(875,690)	428,724	892,999

Net premiums earned	$15,535,235	$11,806,814	$9,864,056

The Company received reinsurance recoveries in the amount of $2,927,641, $3,542,504 and $2,756,316 during 2013, 2012 and 2011, respectively. At December 31, 2013 and 2012, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $606,295 and $618,208, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2013 and 2012 of $34,352,837 and $37,141,980, respectively.

The net amount of the reduction in surplus at December 31, 2013 and 2012, if all reinsurance agreements were cancelled, is $176,597 and $235,002, respectively.

During 2013, the Company recaptured business previously reinsured to an affiliate. The Company received recapture consideration of $75,113, recaptured life, annuity and claim reserves of $173,957, recaptured other assets of $3,360 and released into income from surplus a previously deferred unamortized gain from the original transaction in the amount of $25,121 ($16,328 net of tax), resulting in a pre-tax loss of $70,363, which has been included in the statement of operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

During 2013, the Company also recaptured treaties associated with the divestiture of the Transamerica Reinsurance operations previously reinsured to various unaffiliated entities. The Company received recapture consideration of $678, recaptured life, annuity and claim reserves of $840, and recaptured other assets of $556, resulting in a pre-tax gain of $394, which has been included in the statement of operations.

Subsequent to these recaptures, the Company novated the treaties that were previously ceded to various affiliated and unaffiliated entities, in which consideration paid was $75,791, life and claim reserves released were $174,797, and other assets transferred were $3,916, resulting in a pre-tax gain of $95,090, which has been included in the statement of operations.

The Company novated third party assumed retrocession agreements that were previously retroceded to a non-affiliate in which no net consideration was exchanged, life and claim reserves were exchanged in the amount of $146,003 and other assets were exchanged in the amount of $15,520. As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets exchanged were impacted by equivalent amounts. In connection with this transaction, an unamortized gain relating to these blocks of $67,331 ($44,018, net of tax) was released into income, resulting in a pre-tax gain of $67,331, which has been included in the statement of operations.

On November 1, 2013, the company recaptured the business that was previously reinsured to an unaffiliated entity for which net consideration received was $380, invested and other assets received were $26,279, and life and claim reserves recaptured were $26,279, resulting in a pre-tax gain of $380, which was included in the statement of operations.

On July 1, 2013, the Company recaptured certain treaties from an unaffiliated entity, for which net consideration received was $3,837, life and claim reserves recaptured were $19,218, premiums recaptured were $1,813, and claims recaptured were $1,972, resulting in a pre-tax loss of $15,540, which was included in the statement of operations.

On April 1, 2013, the Company recaptured certain treaties from an unaffiliated entity, for which net consideration received was $106,511, life and claim reserves recaptured were $53,525, premiums recaptured were $11,432, and claims recaptured were $12,394, resulting in a pre-tax gain of $52,024, which was included in the statement of operations.

On March 31, 2013, the Company reinsured all business issued by its branch in Hong Kong to an affiliate, for which consideration paid was $54,610, life and claim reserves transferred were $54,691, and assets of $81 were transferred. As a result, there was no net financial impact from this transaction.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

On March 27, 2013, the Company recaptured certain treaties from a non-affiliate effective October 1, 2012, for which net consideration received was $134,000, life and claim reserves recaptured were $116,225, premiums recaptured were $45,543, and claims recaptured were $68,014, resulting in a pre-tax loss of $4,696 which was included in the statement of operations.

During 2013, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $144,509 ($111,768, net of tax).

During 2012, the Company recaptured various blocks of business that were previously reinsured on various bases to two separate affiliates. The Company received recapture consideration of $63,624, released the associated funds withheld liability of $1,516,317, recaptured life, annuity and claim reserves of $1,628,072, recaptured other assets of $5,428 and released into income from surplus a previously deferred unamortized gain from the original transaction in the amount of $24,215, resulting in a pre-tax loss of $18,488, which has been included in the statement of operations.

Subsequently, the Company ceded a portion of this recaptured business to two separate non-affiliated entities. The Company paid a reinsurance premium of $1,508,278 and a ceding commission of $41,149, released life, annuity and claim reserves of $1,510,206 and released an after-tax IMR liability associated with the block of business in the amount of $90,462, resulting in a net of tax gain on the transaction in the amount of $64,969 (IMR after-tax gain of $90,462, less gross loss on reinsurance of $39,221, taxed at 35%), which has been credited directly to unassigned surplus. This gain will be recognized in income as earnings emerge on the reinsured block of business. During 2012, the Company amortized $3,261 of this deferred gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to various non-affiliated entities so they could perform the ultimate novation, for which no net consideration was received. Life and claim reserves recaptured were $70,992 and other assets were recaptured of $67,295, resulting in a pre-tax loss of $3,697, which has been included in the statement of operations.

Subsequent to these recaptures, the Company novated certain unaffiliated treaties that were previously ceded by the Company to various non-affiliated entities, in which consideration paid was $30,509, life and claim reserves released were $153,224, other assets transferred were $72,723 and a previously deferred unamortized gain resulting from the original cession of this business of $19,068 ($12,394 net of tax) was released in to income, resulting in a pre-tax gain of $69,060, which has been included in the statement of operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Also during 2012, the Company novated third party assumed retrocession agreements that were previously retroceded to a non-affiliate in which no net consideration was exchanged. Life and claim reserves were exchanged in the amount of $129,464 and other assets were exchanged in the amount of $10,748. As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets exchanged were impacted by equivalent amounts.

On April 26, 2011, Aegon N.V. announced the disposition of its life reinsurance operations, Transamerica Reinsurance, to SCOR, which was effective August 9, 2011. The life reinsurance business conducted by Transamerica Reinsurance was written through several of Aegon N.V.’s U.S. and international affiliates, all of which remain Aegon N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited (TIRI), an Irish reinsurance company. As a result of this transaction, the Company entered into a series of recapture and reinsurance agreements during the second, third and fourth quarters of 2011 which directly resulted in a pre-tax loss of $3,337,294 which was included in the statement of operations, and a net of tax gain of $2,694,506 which has been credited directly to unassigned surplus. These amounts include current year amortization of previously deferred gains, as well as releases of previously deferred gains from unassigned surplus into earnings. Additional information surrounding these transactions is outlined below.

During the second quarter of 2011, the Company recaptured business that was previously reinsured on various bases to affiliates. The Company paid recapture consideration of $320,103, released the associated funds withheld liability of $13,808,943, recaptured reserves of $15,167,234, recaptured other net assets of $26,634 and released a prior deferred gain related to the initial transactions in the amount of $295,083, resulting in a pre-tax loss of $1,356,677, which has been included the statement of operations. The Company amortized $10,044 prior to the recaptures in 2011 and $4,978 in 2010 of the original gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus. Additionally, another affiliate recaptured certain business that had been previously reinsured by the Company on a coinsurance basis. The Company received recapture consideration of $14,200, released assets of $16,678 and released reserves of $16,685, resulting in a pre-tax gain of $14,207, which has been included in the statement of operations.

Subsequently, also effective during the second quarter of 2011, the Company ceded a portion of the recaptured business above to an affiliate on a coinsurance and coinsurance funds withheld bases. The Company received an initial ceding commission of $40,097, established a funds withheld liability of $11,674,680, released reserves of $12,982,528, transferred other net assets of $364,305 and released an after-tax IMR liability in the amount of $146,227, resulting in a net of tax gain on the transactions in the amount of $785,593, which has been credited directly to unassigned surplus. During 2012 and 2011, the Company amortized $30,393 and $27,742, respectively, of this gain into earnings on a net of tax basis with a corresponding charge to

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

unassigned surplus. Also effective during the second quarter of 2011, the Company ceded a portion of the recaptured business above to a non-affiliate on a coinsurance basis. The Company paid an initial reinsurance premium of $1,486,693 and ceding commission of $21,270, released reserves and other liabilities of $1,486,692 and released an after-tax IMR liability associated with the block of business in the amount of $50,453, resulting in a net of tax gain on the transaction in the amount of $36,627, which has been credited directly to unassigned surplus. During 2012 and 2011, the Company amortized $5,140 and $1,888, respectively, of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

During the last half of 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to two affiliates. The Company received recapture consideration of $243,415, recaptured reserves of $2,168,882, recaptured other assets of $72,124 and released a prior deferred gain related to the initial transactions in the amount of $861,479, resulting in a pre-tax loss of $991,864, which has been included in the statement of operations. The Company also recaptured business from a non-affiliate in a similar transaction. The Company paid recapture consideration of $734,171, recaptured reserves of $335,286 and recaptured other net assets of $51,045, resulting in a pre-tax loss of $1,018,412, which has been included in the statement of operations.

Subsequently, during the last half of 2011, the Company ceded business that was associated with the divestiture of the Transamerica Reinsurance operations on a coinsurance basis to a non-affiliate. The Company paid a reinsurance premium of $273,178, received an initial ceding commission of $79,841, released reserves of $3,146,859, transferred other assets in the amount of $76,768 and released an after-tax IMR liability associated with the block of business in the amount of $33,567, resulting in a net of tax gain on the transaction of $1,903,457, which has been credited directly to unassigned surplus. During 2012 and 2011, respectively, the Company amortized $5,669 and $1,541 of the deferred gains related to the divestiture of the Transamerica Reinsurance operations to a non-affiliate into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

During the last half of 2011, the Company recaptured the business that was associated with the divestiture of the Transamerica Reinsurance operations from several Aegon N.V. affiliates. This business was subsequently ceded to SCOR entities and in addition, retrocession reinsurance treaties were executed. The Company assigned certain third party retrocession agreements to SCOR entities as a component of the divestiture of the Transamerica Reinsurance operations and the associated Master Retrocession Agreement. As a result, the unaffiliated retrocession reinsurance treaties were assigned from the Company to a SCOR entity, resulting in this risk being ceded to SCOR and subsequently to the unaffiliated third parties. The reserves and assets associated with these assignments were $80,301, where the counterparty’s net reserves ceded

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

exchanged counterparties with no consideration exchanged, resulting in no net income or surplus impact to the Company.

Effective September 30, 2011, the Company recaptured business previously coinsured to an affiliate. The Company received recapture consideration of $180,000, recaptured reserves of $1,681,459 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $710,014, resulting in a pre-tax loss of $791,445, which has been included in the statement of operations. Prior to the recaptures in 2011, the Company amortized $15,593 of the original gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus. Subsequently, the Company reinsured this business, along with additional business, to a new affiliate on a coinsurance funds withheld basis. The Company established a funds withheld liability of $165,918 and released reserves of $1,714,045, resulting in a net of tax gain of $1,006,283, which has been credited directly to unassigned surplus. During 2011, the Company amortized $146 into earnings on a net of tax basis with a corresponding charge to unassigned surplus. The Company did not amortize any of this deferred gain into earnings during 2012.

Effective December 31, 2011, the Company recaptured business that was previously reinsured on a coinsurance funds withheld basis to a non-affiliate. The Company released the associated funds withheld liability of $6,689 and recaptured reserves of $13,812, resulting in a pre-tax loss of $7,123 which has been included in the statement of operations. Subsequently, the Company ceded that business, as well as additional in force business written and assumed by the Company and all new policies issued thereafter, on a coinsurance funds withheld basis to an affiliate. The Company established a funds withheld liability of $19,899 and released reserves of $34,659, resulting in a net of tax gain of $9,594, which has been credited directly to unassigned surplus. During 2012, the Company amortized $5,240 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective December 1, 2011, the Company recaptured a portion of a block of business that was previously reinsured on a coinsurance funds withheld basis to an affiliate. The Company received recapture consideration of $5,885, released the associated funds withheld liability of $2,518,729 and recaptured reserves of $2,511,973, resulting in a pre-tax gain of $12,641, which has been included in the statement of operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $37,311, which included the recapture of IMR gains in the amount of $46,156 on an after-tax basis. Subsequently, on December 16, 2011, the Company ceded a portion of this business to a non-affiliate on a coinsurance basis. The Company paid a ceding commission of $19,537, transferred other assets in the amount of $2,497,844, released reserves of $2,497,844 and released an after-tax IMR liability associated with the block of business in the amount of $115,729, resulting in a net of tax gain in the amount of $103,030, which has been credited directly to unassigned surplus. During 2012 and 2011, respectively, the Company amortized

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

$17,543 and $309 (net of tax) of this gain into earnings with a corresponding charge to unassigned surplus.

Effective December 16, 2011, the Company reinsured medium term notes to a non-affiliate on a coinsurance basis. The Company paid a ceding commission of $8,000, transferred other assets in the amount of $600,594 and released reserves of the same amount, resulting in a pre-tax loss of $8,000, which has been included in the statement of operations.

During 2010, the Company entered into assumption reinsurance agreements in which the Company assumed term life policies from an affiliate. Life and claim reserves of $56,845 and $8,004, respectively, and other assets of $5,539 were assumed by the Company. The Company received consideration of $5,897. This transaction resulted in a net pre-tax loss to the Company of $53,413, which was reclassified to the balance sheet and presented as goodwill, as this transaction was deemed economic. The goodwill was to be amortized into operations over the period in which the Company benefits economically, not to exceed 10 years. Amortization of goodwill for the year ended December 31, 2010 was $2,651. This business was a component of the business that was moved as a result of the divestiture of the Transamerica Reinsurance operations to SCOR, effective August 9, 2011. As a result, the goodwill associated with this business was fully written off in 2011.

Effective April 1, 2010, the Company entered into an indemnity reinsurance agreement to cede certain term life insurance policies to an affiliate on a coinsurance basis. The Company released life and claim reserves of $484,646 and $3,108, respectively, and other net assets of $24,933, resulting in a net of tax gain of $300,833, which was deferred directly into unassigned surplus. During 2010, the Company amortized $11,200 of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus. With the recapture of this business, the remaining unamortized previously deferred gain of $289,633 on a net of tax basis was released into income from surplus during 2011.

The Company entered into an assumption reinsurance agreement with MLIC effective September 30, 2008. The Company was the issuer of a series of corporate-owned life insurance policies issued to LIICA. The assumption reinsurance transaction resulted in the Company novating all liabilities arising under these policies to MLIC. The Company ceded reserves of $138,025 and paid consideration of $125,828. The Company recorded a liability of $12,197 within the remittances line related to this transaction. The Company amortized $1,191, $1,130 and $1,073 of the liability in 2013, 2012 and 2011, respectively.

During 2012 and 2011, the Company amortized deferred gains from reinsurance transactions occurring prior to 2011 of $28,528 and $29,355, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

TLB acquired the direct liability to the policyholder through a court order from the Hong Kong Special Administrative Region Court, effective December 31, 2006, for most of the business issued from Transamerica Occidental Life Insurance Company’s (TOLIC) branch in Hong Kong. TOLIC merged in to the Company effective October 1, 2008. TLB also acquired the direct liability to the policyholder through a court order from the High Court of the Republic of Singapore, effective December 31, 2006 for all business issued from TOLIC’s branch in Singapore. The novation of the contracts was approved by the Iowa Insurance Department and all policyholder liabilities were transferred to TLB. All balances assumed by TLB were reflected as direct adjustments to the balance sheet. As the transfer occurred between affiliated companies no gain or loss was recognized, and the difference between the assets transferred and the statutory liabilities assumed in the amount of $78,993 was recorded as goodwill and will be amortized into operations over the life of the business, not to exceed ten years. Goodwill in the amount of $7,485, $7,767 and $8,053 was amortized during 2013, 2012 and 2011, respectively, related to this transaction. TLB is valued on a U.S. statutory basis and includes a deferred gain liability of a similar amount to the goodwill reflected in the financials of the Company.

The Company reports a reinsurance deposit receivable of $178,513 and $167,223 as of December 31, 2013 and 2012, respectively. In 1996, TOLIC entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, TOLIC ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

During 2013, 2012 and 2011, the Company obtained letters of credit of $200,872, $790,269 and $841,411, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

7. Income Taxes

The net deferred income tax asset at December 31, 2013 and 2012 and the change from the prior year are comprised of the following components:

	December 31, 2013
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,367,104	$306,158	$1,673,262
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,367,104	306,158	1,673,262
Deferred Tax Assets Nonadmitted	610,027	—	610,027

Subtotal (Net Deferred Tax Assets)	757,077	306,158	1,063,235
Deferred Tax Liabilities	293,084	148,705	441,789

Net Admitted Deferred Tax Assets	$463,993	$157,453	$621,446

	December 31, 2012
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,112,530	$339,889	$1,452,419
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,112,530	339,889	1,452,419
Deferred Tax Assets Nonadmitted	349,584	—	349,584

Subtotal (Net Deferred Tax Assets)	762,946	339,889	1,102,835
Deferred Tax Liabilities	320,092	129,770	449,862

Net Admitted Deferred Tax Assets	$442,854	$210,119	$652,973

		Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$254,574	$(33,731)	$220,843
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	254,574	(33,731)	220,843
Deferred Tax Assets Nonadmitted	260,443	—	260,443

Subtotal (Net Deferred Tax Assets)	(5,869)	(33,731)	(39,600)
Deferred Tax Liabilities	(27,008)	18,935	(8,073)

Net Admitted Deferred Tax Assets	$21,139	$(52,666)	$(31,527)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2013	2012	Change
Deferred Tax Assets:
Ordinary
Discounting of unpaid losses	$1,766	$2,848	$(1,082)
Policyholder reserves	353,195	351,951	1,244
Investments	73,609	46,034	27,575
Deferred acquisition costs	507,343	505,352	1,991
Compensation and benefits accrual	28,849	31,260	(2,411)
Receivables - nonadmitted	24,486	28,128	(3,642)
Tax credit carry-forward	308,790	82,421	226,369
Assumption Reinsurance	16,946	16,946	—
Corporate Provision	143	892	(749)
Other (including items <5% of ordinary tax assets)	51,977	46,698	5,279

Subtotal	1,367,104	1,112,530	254,574

Nonadmitted	610,027	349,584	260,443

Admitted ordinary deferred tax assets	757,077	762,946	(5,869)

Capital:
Investments	306,158	339,889	(33,731)

Subtotal	306,158	339,889	(33,731)

Admitted deferred tax assets	$1,063,235	$1,102,835	$(39,600)

	Year Ended December 31
	2013	2012	Change
Deferred Tax Liabilities:
Ordinary
Investments	$129,399	$103,663	$25,736
Excess capital to offset ordinary	98,578	147,464	(48,886)
§807(f) adjustment	45,099	52,736	(7,637)
Separate account adjustments	18,945	16,229	2,716
Other (including items <5% of total ordinary tax liabilities)	1,063	—	1,063

Subtotal	293,084	320,092	(27,008)
Capital
Investments	247,419	277,234	(29,815)
Excess capital to offset ordinary	(98,578)	(147,464)	48,886
Other (including items <5% of total capital tax liabilities)	(136)	—	(136)

Subtotal	148,705	129,770	18,935

Deferred tax liabilities	441,789	449,862	(8,073)

Net deferred tax assets/liabilities	$621,446	$652,973	$(31,527)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2013 or 2012.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

As discussed in Note 1, for the years ended December 31, 2013 and 2012 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2013
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101 2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carry backs	$—	$6,963	$6,963
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	463,993	150,490	614,483
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	541,325	175,571	716,896
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	614,483
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	293,084	148,705	441,789

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$757,077	$306,158	$1,063,235

	December 31, 2012
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101 2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carry backs	$116,426	$108,343	$224,769
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	326,428	101,776	428,204
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	326,428	101,776	428,204
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	717,641
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	320,092	129,770	449,862

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$762,946	$339,889	$1,102,835

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		Change
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101 2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(116,426)	$(101,380)	$(217,806)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	137,565	48,714	186,279
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	214,897	73,795	288,692
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(103,158)
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(27,008)	18,935	(8,073)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(5,869)	$(33,731)	$(39,600)

	December 31
	2013	2012	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	815%	895%	-80%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$4,075,923	$4,789,621	$(713,698)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The impact of tax planning strategies at December 31, 2013 and 2012 was as follows:

	December 31, 2013
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$1,367,104	$306,158	$1,673,262
(% of Total Adjusted Gross DTAs)	0%	62%	11%

Net Admitted Adjusted Gross DTAs	$757,077	$306,158	$1,063,235
(% of Total Net Admitted Adjusted Gross DTAs)	4%	16%	8%

	December 31, 2012
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$1,112,530	$339,889	$1,452,419
(% of Total Adjusted Gross DTAs)	0%	30%	7%

Net Admitted Adjusted Gross DTAs	$762,946	$339,889	$1,102,835
(% of Total Net Admitted Adjusted Gross DTAs)	22%	30%	24%

		Change
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$254,574	$(33,731)	$220,843
(% of Total Adjusted Gross DTAs)	0%	32%	4%

Net Admitted Adjusted Gross DTAs	$(5,869)	$(33,731)	$(39,600)
(% of Total Net Admitted Adjusted Gross DTAs)	-18%	-14%	-16%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2013	2012	Change
Current Income Tax

Federal	$(288,531)	$(161,806)	$(126,725)
Foreign	—	(698)	698

Subtotal	(288,531)	(162,504)	(126,027)

Federal income tax on net capital gains	57,648	94,705	(37,057)
Utilization of capital loss carry-forwards	—	—	—
Other	—	—	—

Federal and foreign income taxes incurred	$(230,883)	$(67,799)	$(163,084)

	Year Ended December 31
	2012	2011	Change
Current Income Tax

Federal	$(161,806)	$(174,039)	$12,233
Foreign	(698)	(879)	181

Subtotal	(162,504)	(174,918)	12,414

Federal income tax on net capital gains	94,705	185,043	(90,338)

Federal and foreign income taxes incurred	$(67,799)	$10,125	$(77,924)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2013	2012	2011
Current income taxes incurred	$(230,883)	$(67,799)	$10,125

Change in deferred income taxes (without tax on unrealized gains and losses)	(32,931)	105,935	(136,907)

Total income tax reported	$(263,814)	$38,136	$(126,782)

Income before taxes	$(183,865)	$795,047	$(2,260,735)
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$(64,353)	$278,266	$(791,257)

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(36,984)	(36,188)	(31,014)
Tax credits	(43,788)	(58,619)	(62,184)
Tax-exempt Income	(13)	(27)	(276)
Tax adjustment for IMR	(16,080)	(34,101)	(133,408)
Surplus adjustment for in-force ceded	(62,246)	(14,483)	863,606
Nondeductible expenses	2,228	774	8,166
Deferred tax benefit on other items in surplus	(23,120)	(4,103)	(15,569)
Provision to return	(17,246)	(13,629)	1,525
Life-owned life insurance	(3,660)	(4,268)	(3,786)
Dividends from certain foreign corporations	904	546	331
Prior period adjustment	(109)	(51,467)	(26,684)
Pre-tax income of SMLLC’s	—	28,889	25,763
Transfer of basis	—	—	51,597
Intercompany Dividents	—	(55,618)	(11,653)
Partnership Permanent Adjustment	(2,951)	1,014	2,290
Other	3,604	1,150	(4,229)

Total income tax reported	$(263,814)	$38,136	$(126,782)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2013.

As of December 31, 2013 and 2012, respectively, the Company had a $308,791 and $82,421 tax credit carryforward available for tax purposes. As of December 31, 2013 and 2012, the Company had no operating loss or capital loss carryforwards available for tax purposes.

The Company incurred income taxes of $0, $0 and $6,964 during 2013, 2012 and 2011, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2013 and 2012 is $814 and $1,448, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $814. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2013, 2012 and 2011 is $67, $1,102 and ($3,883), respectively. The total interest payable balance as of December 31, 2013 and 2012 is $28 and $95, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 0.06% of ordinary life insurance in force at December 31, 2013 and 2012.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

For the years ended December 31, 2013, 2012 and 2011, premiums for life participating policies were $14,802, $16,028 and $17,183, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $8,579, $8,651 and $9,496 to policyholders during 2013, 2012 and 2011, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2013
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$1,654,750	$—	$—	$1,654,750	2%
At book value less surrender charge of 5% or more	782,031	—	—	782,031	1
At fair value	170,373	—	53,387,151	53,557,524	62

Total with adjustment or at fair value	2,607,154	—	53,387,151	55,994,305	65
At book value without adjustment (minimal or no charge or adjustment)	18,217,292	67,856	—	18,285,148	21
Not subject to discretionary withdrawal provision	12,250,823	55,319	42,643	12,348,785	14

Total annuity reserves and deposit liabilities	33,075,269	123,175	53,429,794	86,628,238	100%

Less reinsurance ceded	13,859,632	—	—	13,859,632

Net annuity reserves and deposit liabilities	$19,215,637	$123,175	$53,429,794	$72,768,606

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31 2012
.	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$1,613,239	$—	$—	$1,613,239	2%
At book value less surrender charge of 5% or more	570,607	—	—	570,607	1
At fair value	83,912	—	40,472,788	40,556,700	51

Total with adjustment or at fair value	2,267,758	—	40,472,788	42,740,546	54
At book value without adjustment (minimal or no charge or adjustment)	21,018,430	83,567	—	21,101,997	27
Not subject to discretionary withdrawal provision	15,474,341	65,241	36,789	15,576,371	19

Total annuity reserves and deposit liabilities	38,760,529	148,808	40,509,577	79,418,914	100%

Less reinsurance ceded	17,304,424	—	—	17,304,424

Net annuity reserves and deposit liabilities	$21,456,105	$148,808	$40,509,577	$62,114,490

Included in the liability for deposit-type contracts at December 31, 2013 and 2012 are $261,946 and $257,327, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders.

At December 31, 2013, the contractual maturities were as follows:

Year	Amount
2014	$261,946
2015	—
2016	—
2017	—
2018	—
Thereafter	—

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from Monumental Life Insurance Company. The liabilities assumed are $878,808 and $1,659,668 at December 31, 2013 and 2012, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2013, 2012 and 2011 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2013	$—	$538	$10,350	$12,450,327	$12,461,215

Reserves for separate accounts as of December 31, 2013 with assets at:
Fair value	$—	$19,400	$35,919	$56,624,730	$56,680,049
Amortized cost	—	631,636	—	—	631,636

Total as of December 31, 2013	$—	$651,036	$35,919	$56,624,730	$57,311,685

Reserves for separate accounts by withdrawal characteristics as of December 31, 2013:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At fair value	—	—	—	56,582,087	56,582,087
At book value without fair value adjustment and with current surrender charge of less than 5%	—	631,636	—	—	631,636

Subtotal	—	631,636	—	56,582,087	57,213,723
Not subject to discretionary withdrawal	—	19,400	35,919	42,643	97,962

Total separate account liabilities at December 31, 2013	$—	$651,036	$35,919	$56,624,730	$57,311,685

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2012	$—	$396	$9,951	$9,341,436	$9,351,783

Reserves for separate accounts as of December 31, 2012 with assets at:
Fair value	$—	$22,152	$43,089	$43,514,998	$43,580,239
Amortized cost	—	632,530	—	—	632,530

Total as of December 31, 2012	$—	$654,682	$43,089	$43,514,998	$44,212,769

Reserves for separate accounts by withdrawal characteristics as of December 31, 2012:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment	—	—	—	—	—
At fair value	—	—	—	43,478,209	43,478,209
At book value without fair value adjustment and with current surrender charge of less than 5%	—	632,530	—	—	632,530

Subtotal	—	632,530	—	43,478,209	44,110,739
Not subject to discretionary withdrawal	—	22,152	43,089	36,789	102,030

Total separate account liabilities at December 31, 2012	$—	$654,682	$43,089	$43,514,998	$44,212,769

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2011	$—	$226	$9,994	$9,381,447	$9,391,667

Reserves for separate accounts as of December 31, 2011 with assets at:
Fair value	$—	$20,144	$46,716	$38,480,821	$38,547,681
Amortized cost	—	610,951	—	—	610,951

Total as of December 31, 2011	$—	$631,095	$46,716	$38,480,821	$39,158,632

Reserves for separate accounts by withdrawal characteristics as of December 31, 2011:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment	—	82,332	—	—	82,332
At fair value	—	—	—	38,446,018	38,446,018
At book value without fair value adjustment and with current surrender charge of less than 5%	—	528,619	—	—	528,619

Subtotal	—	610,951	—	38,446,018	39,056,969
Not subject to discretionary withdrawal	—	20,144	46,716	34,803	101,663

Total separate account liabilities at December 31, 2011	$—	$631,095	$46,716	$38,480,821	$39,158,632

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2013	2012	2011
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$12,451,604	$9,341,436	$9,383,003
Transfers from separate accounts	(5,908,789)	(7,125,237)	(4,988,224)

Net transfers to separate accounts	6,542,815	2,216,199	4,394,779
Miscellaneous reconciling adjustments	709,764	817,767	772,389

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$7,252,579	$3,033,966	$5,167,168

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2013 and 2012, the Company’s separate account statement included legally insulated assets of $61,019,794 and $48,683,536, respectively. The assets legally insulated from general account claims at December 31, 2013 and 2012 are attributed to the following products:

	2013	2012
Group annuities	$22,549,971	$17,051,144
Variable annuities	34,050,766	25,509,279
Fixed universal life	627,296	610,585
Variable universal life	3,493,942	5,232,516
Variable life	201,314	171,104
Modified separate accounts	96,505	108,908

Total separate account assets	$61,019,794	$48,683,536

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for separate account liabilities of $2,041,654 and $2,158,788, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $242,257, $180,634 and $124,027 to the general account in 2013, 2012 and 2011, respectively. During the years ended December 31, 2013, 2012 and 2011, the general account of the Company had paid $30,682, $61,745 and $32,156, respectively, toward separate account guarantees.

At December 31, 2013 and 2012, the Company reported guaranteed separate account assets at amortized cost in the amount of $616,160 and $619,780, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $651,390 and $693,462 at December 31, 2013 and 2012, respectively, which would have resulted in an unrealized gain of $35,230 and $73,682, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2013 and 2012, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2013
Minimum guaranteed death benefit	$9,780,645	$248,254	$242,555
Minimum guaranteed income benefit	5,888,991	$1,109,426	$878,523
Guaranteed premium accumulation fund	233,596	21,398	—
Minimum guaranteed withdrawal benefit	23,695,873	—	—

December 31, 2012
Minimum guaranteed death benefit	$8,547,006	$531,351	$485,123
Minimum guaranteed income benefit	5,385,861	2,335,881	1,909,075
Guaranteed premium accumulation fund	188,099	17,064	—
Minimum guaranteed withdrawal benefit	16,521,109	33,780	1,757

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2013 and 2012, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2013
Life and annuity:
Ordinary first-year business	$4,746	$4,398	$348
Ordinary renewal business	531,041	3,993	527,048
Group life business	5,255	3,381	1,874
Credit life business	1,283	—	1,283
Reinsurance ceded	(427,598)	—	(427,598)

	114,727	11,772	102,955
Accident and health	27,876	—	27,876

	$142,603	$11,772	$130,831

	Gross	Loading	Net
December 31, 2012
Life and annuity:
Ordinary first-year business	$3,434	$1,678	$1,756
Ordinary renewal business	559,469	3,741	555,728
Group life business	4,716	2,760	1,956
Credit life business	1,322	—	1,322
Reinsurance ceded	(458,956)	—	(458,956)

	109,985	8,179	101,806
Accident and health	23,485	—	23,485

	$133,470	$8,179	$125,291

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2013 and 2012, the Company had insurance in force aggregating $87,374,058 and $95,138,990, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $641,454 and $676,461 to cover these deficiencies as of December 31, 2013 and 2012, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2014, without the prior approval of insurance regulatory authorities, is $1,340,255.

The Company paid common and preferred stock dividends totaling $150,000,000 and $300,000,000 on December 23, 2013, and December 21, 2012, respectively, to its parent companies.

The Company paid ordinary common stock dividends of $79,320, and $159,410 to its common stock shareholder, Transamerica International Holdings, Inc. on December 23, 2013 and December 21, 2012, respectively. The Company paid preferred stock dividends of $52,240, and $18,440, to its preferred stock shareholders, Transamerica Corporation and AEGON USA, LLC, respectively, on December 23, 2013. On December 21, 2012, the Company paid preferred stock dividends of $103,910, and $36,680, to Transamerica Corporation and AEGON USA, LLC, respectively.

The Company received common stock dividends of $150,000 on October 9, 2012 and $5,000 on June 1, 2012, from its subsidiaries, TLB and Garnet Assurance Corporation III, respectively.

The Company received a return of capital of $59 from its subsidiary, Life Investors Alliance, on September 30, 2011. The Company made an initial capital contribution of $255,000 to its subsidiary, TRRI, on September 27, 2011. This amount consisted of a $252,500 cash capital contribution and $2,500 in consideration for TRRI’s stock.

The Company received a capital contribution of $200,000 from its parent company, Transamerica International Holdings, Inc., on May 27, 2011.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company did not pay any dividends in 2011.

The Company received preferred and common stock dividends of $430 and $37,370, respectively, from Transamerica Financial Life Insurance (TFLIC) Company on December 21, 2011.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, the Company meets the minimum RBC requirements.

On September 30, 2002, LIICA, which merged in to the Company effective October 2, 2008, received $150,000 from Aegon in exchange for surplus notes. These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.

Additional information related to the outstanding surplus notes at December 31, 2013 and 2012 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2013	$150,000	$9,000	$99,000	$2,250
2012	$150,000	$9,000	$90,000	$2,250

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2013 and 2012, respectively, securities in the amount of $3,069,772 and $2,064,426 were on loan under securities lending agreements. At December 31, 2013, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $3,479,818 and $2,159,184 at December 31, 2013 and 2012, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$3,182,026
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	3,182,026

Securities received	—

Total collateral received	$3,182,026

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$311,054	$311,054
30 days or less	1,064,322	1,064,322
31 to 60 days	993,379	993,379
61 to 90 days	604,220	604,220
91 to 120 days	14,973	14,973
121 to 180 days	181,678	181,678
Greater than 3 years	12,799	12,141

Total	3,182,425	3,181,767

Securities received	—	—

Total collateral reinvested	$3,182,425	$3,181,767

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $3,182,866 (fair value of $3,181,767) that are currently tradable securities that could be sold and used to pay for the $3,182,026 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by Aegon. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Aegon. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $25,626, $23,983 and $20,647 for the years ended December 31, 2013, 2012 and 2011, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees participate in a contributory defined contribution plan sponsored by Aegon, which is qualified under Section 401(k) of the Internal Revenue Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense was $12,255, $11,501 and $10,237 for the years ended December 31, 2013, 2012 and 2011 respectively.

Aegon sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible annual compensation. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, Aegon has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2013, 2012 and 2011 was insignificant. Aegon also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of Aegon and the Company.

In addition to pension benefits, the Company participates in plans sponsored by Aegon that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations. The Company expensed $6,700, $7,018 and $3,951 related to these plans for the years ended December 31, 2013, 2012 and 2011, respectively.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service agreement between Aegon companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also party to two additional service agreements with Transamerica Advisors Life Insurance Company of New York (TALICNY) and TFLIC, in which the Company provides services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The net amount received by the Company as a result of being a

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

party to these agreements was $229,780, $209,527 and $75,124 during 2013, 2012 and 2011, respectively. Fees charged between affiliates approximate their cost. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Aegon/Transamerica Series Trust. The Company received $96,209, $74,457 and $60,237 for these services during 2013, 2012 and 2011, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $115,212, $70,768 and $79,375 for the years ended December 31, 2013, 2012 and 2011, respectively.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2013, 2012 and 2011, the Company paid net interest of $34, $112 and $252, respectively, to affiliates At December 31, 2013 and 2012, respectively, the Company reported a net amount of receivables from affiliates of $10,042 and $44,001. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2013, the Company had short-term intercompany notes receivable of $788,088 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
AEGON	$1,600	March 13, 2014	0.11%
AEGON	330,000	May 21, 2014	0.10
AEGON	16,700	September 16, 2014	0.11
AEGON	50,400	September 17, 2014	0.11
AEGON	40,500	September 18, 2014	0.11
AEGON	27,200	September 26, 2014	0.11
AEGON	71,588	September 27, 2014	0.11
AEGON	2,000	November 29, 2014	0.11
AEGON	111,400	November 29, 2014	0.11
AEGON	120,500	December 2, 2014	0.12
AEGON	12,800	December 20, 2014	0.12
AEGON	3,400	December 30, 2014	0.12

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2012, the Company had short-term intercompany notes receivable of $411,200 as follows.

Receivable from	Amount	Due By	Interest Rate
AEGON	$20,900	August 30, 2013	0.12%
AEGON	200,000	September 4, 2013	0.12
AEGON	22,800	September 24, 2013	0.12
AEGON	62,400	September 25, 2013	0.12
AEGON	32,500	October 25, 2013	0.12
AEGON	72,600	October 26, 2013	0.12

During 1998, the Company issued life insurance policies to two affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $155,614 and $152,524 at December 31, 2013 and 2012, respectively.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2013 and 2012, the cash surrender value of these policies was $161,384 and $156,981, respectively.

13. Commitments and Contingencies

At December 31, 2013 and 2012, the Company has mortgage loan commitments of $25,073 and $29,562, respectively. The Company has contingent commitments for $242,171 and $245,514 as of December 31, 2013 and 2012, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $3,621 and $23,053, respectively.

At December 31, 2013 and 2012, the Company has private placement commitments outstanding of $37,669 and $9,979, respectively.

The Company had no securities being acquired (sold) on a “to be announced” (TBA) basis as of December 31, 2013 and 2012.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2013 and 2012, respectively, was $379,202 and $971,255. In addition, securities in the amount of $180,359 and $619,879 were also posted to the Company as of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

December 31, 2013 and 2012, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. The Company did not recognize a liability for the low income housing tax credit guarantees due to the adoption of SSAP No. 5R at December 31, 2013 or 2012, as the maximum potential amount of future payments the Company could be required to make is immaterial to the Company’s financial results. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $185 and $245 at December 31, 2013 and 2012, respectively. No payments are required as of December 31, 2013. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Monetary Authority of Singapore (MAS) that it will provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and continue to meet, pay and settle all present and future obligations of TLB.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency, defined as net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2013, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s (S&P) Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

operating leverage ratio of 20 times. TLIC can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than TLIC’s then current rating or AA, whichever is lower. As of December 31, 2013, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these three guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2013 and 2012, TLB holds related statutory-basis policy and claim reserves of $667,196 and $384,529, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2013, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2013, TLB holds related statutory-basis policy and claim reserves of $1,260,437, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2013, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R at December 31, 2013 or 2012, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2013 and 2012 for the total payout block is $3,610,718 and $3,688,696, respectively. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2013 and 2012:

	December 31
	2013	2012
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$1,927,818	$384,774

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	1,927,633	384,529
Other	185	245

Total impact if action required	$1,927,818	$384,774

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company has issued funding agreements to FHLB, and the funds received are reported as deposit-type liabilities per SSAP No. 52, Deposit-Type Contracts. Total reserves are equal to the funding agreements balance. These funding agreements are used for investment spread management purposes and are subject to the same asset/liability management practices as other deposit-type business. All of the funding agreements issued to FHLB are classified in the general account as it is a general obligation of the Company. Collateral is required by FHLB to support repayment of the funding agreements. In addition, FHLB requires their common stock to be purchased.

	Year Ended December 31
	2013	2012
FHLB stock purchased/owned as part of the agreement	$104,000	$137,938
Collateral pledged to the FHLB	3,189,790	4,790,115
Borrowing capacity currently available	5,709,267	5,865,876
Agreement General Account
Assets	1,943,306	2,568,722
Liabilities	1,584,912	1,975,268

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $1,985,290 and $2,545,786 as of December 31, 2013 and 2012, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve of $3,000 has been established for the possibility of unexpected benefit payments at below market interest rates at December 31, 2013 and 2012.

As of December 31, 2013 and 2012, the Company had entered into a credit enhancement and a standby liquidity asset purchase agreement on a municipal variable rate demand note facility with commitment amounts of $470 and $470, respectively, for which it was paid a fee. Prior to a change in the remarketing agent, this agreement was drawn upon and repaid during 2009. The Company does not believe there will be an additional draw under this agreement. However, if

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

there were, any such draws would be purchases of municipal bonds, which would be repaid with interest.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8,525 and $26,107 and an offsetting premium tax benefit of $6,220 and $5,044 at December 31, 2013 and 2012, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $(155), $(4,325) and $(3,645), for the years ended December 31, 2013, 2012 and 2011, respectively.

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company has recorded liabilities of $88,979 and $89,724 for municipal repurchase agreements as of December 31, 2013 and 2012, respectively. The repurchase agreements are primarily collateralized by investment-grade corporate bonds with book values of $88,847 and $85,713, respectively, and fair values of $94,435 and $92,872, respectively, as of December 31, 2013 and 2012. These securities have maturity dates that range from 2014 to 2021.

For repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

(non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2013 and 2012, the Company had dollar repurchase agreements outstanding in the amount of $216,485 and $82,026, respectively. The Company had an outstanding liability for borrowed money in the amount $209,442 and $85,516 at December 31, 2013 and 2012, respectively due to participation in dollar repurchase agreements which includes accrued interest. The Company did not participate in dollar repurchase agreements at December 31, 2011.

The contractual maturities of the dollar repurchase agreement positions are as follows:

Fair Value
Open	$208,813
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	208,813

Securities received	—

Total collateral received	$208,813

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2013 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain/(Loss)
Bonds:
NAIC 4	2	$2,748	$3,084	$364
NAIC 5	4	4,093	4,332	290

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

15. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). With the exception of the Affordable Care Act annual fee described below, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2013 through the date the financial statements are issued.

On January 1, 2014, the Company will be subject to an annual fee under section 9010 of the Affordable Care Act (ACA). This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity’s net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity’s portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2014. As of December 31, 2013, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2014, and estimates their portion of the annual health insurance industry fee to be payable on September 30, 2014 to be $448. This assessment is not expected to have a material impact on risk based capital in 2014.

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2013

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$4,456,301	$4,565,465	$4,457,359
States, municipalities and political subdivisions	751,418	771,345	751,348
Foreign governments	552,197	538,383	547,840
Hybrid securities	863,341	797,606	862,627
All other corporate bonds	29,625,858	31,552,192	29,533,107
Preferred stocks	132,631	133,645	132,631

Total fixed maturities	36,381,745	38,358,636	36,284,911

Equity securities
Common stocks:
Industrial, miscellaneous and all other	124,347	174,007	174,007

Total equity securities	124,347	174,007	174,007

Mortgage loans on real estate	5,610,794		5,610,794
Real estate	78,448		78,448
Policy loans	687,569		687,569
Other long-term investments	1,153,347		1,153,347
Receivable for Securities	135		135
Securities Lending	3,182,425		3,182,425
Cash, cash equivalents and short-term investments	1,199,054		1,199,054

Total investments	$48,417,864		$48,370,690

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government, state, municipal and political, hybrid and corporate bonds of $130,081 are held at fair value rather than amortized cost due to having an NAIC 6 rating. A preferred stock security is held at its fair value of $0 due to having an NAIC 6 rating.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2013
Individual life	$14,185,805	$—	$231,700	$1,185,165	$795,744	$1,887,131	$946,491
Individual health	3,281,297	98,172	130,325	456,021	198,062	468,090	154,043
Group life and health	1,465,232	13,467	64,476	400,624	66,995	301,864	180,181
Annuity	15,055,747	—	16,053	13,493,425	1,333,335	6,504,357	8,142,888

	$33,988,081	$111,639	$442,554	$15,535,235	$2,394,136	$9,161,442	$9,423,603

Year ended December 31, 2012
Individual life	$13,805,986	$—	$197,787	$1,058,471	$803,205	$1,731,950	$(1,363,563)
Individual health	3,154,346	95,888	126,252	457,502	218,644	458,994	68,566
Group life and health	1,452,548	13,761	61,621	342,755	117,963	267,986	164,138
Annuity	15,866,274	—	22,285	9,948,086	1,589,715	5,569,306	5,850,131

	$34,279,154	$109,649	$407,945	$11,806,814	$2,729,527	$8,028,236	$4,719,272

Year ended December 31, 2011
Individual life	$13,797,712	$—	$179,695	$242,721	$767,798	$1,288,152	$934,829
Individual health	2,993,069	97,990	134,931	438,582	202,494	420,327	151,433
Group life and health	1,430,308	14,510	58,498	337,648	88,118	272,474	119,561
Annuity	16,637,184	—	23,495	8,845,105	1,557,448	5,006,408	6,597,799

	$34,858,273	$112,500	$396,619	$9,864,056	$2,615,858	$6,987,361	$7,803,622

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2013
Life insurance in force	$425,824,013	$900,426,392	$609,160,147	$182,304,432	334%

Premiums:
Individual life	2,341,520	2,591,067	1,434,712	1,185,165	121%
Individual health	524,580	87,856	19,298	456,021	4%
Group life and health	482,218	84,646	3,052	400,624	1%
Annuity	13,562,324	142,308	73,409	13,493,425	1%

	$16,910,642	$2,905,877	$1,530,471	$15,535,235	10%

Year ended December 31, 2012
Life insurance in force	$455,851,953	$987,454,502	$666,160,317	$134,557,768	495%

Premiums:
Individual life	$2,390,267	$3,106,662	$1,774,866	$1,058,471	168%
Individual health	531,328	153,252	79,426	457,502	17%
Group life and health	452,512	129,841	20,084	342,755	6%
Annuity	10,052,831	166,570	61,825	9,948,086	1%

	$13,426,938	$3,556,325	$1,936,201	$11,806,814	16%

Year ended December 31, 2011
Life insurance in force	$452,085,562	$1,075,361,646	$732,908,307	$109,632,223	669%

Premiums:
Individual life	$2,300,979	$3,793,088	$1,734,830	$242,721	715%
Individual health	535,034	215,579	119,127	438,582	27%
Group life and health	417,156	109,724	30,216	337,648	9%
Annuity	10,043,863	1,247,624	48,866	8,845,105	1%

	$13,297,032	$5,366,015	$1,933,039	$9,864,056	20%

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Separate Account VA B

Years Ended December 31, 2013 and 2012

Transamerica Life Insurance Company

Separate Account VA B

Financial Statements

Years Ended December 31, 2013 and 2012

The Board of Directors and Contract Owners

Of Separate Account VA B

Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Life Insurance Company Separate Account VA B (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2013, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Life Insurance Company Separate Account VA B, at December 31, 2013, the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 25, 2014

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AllianceBernstein Balanced Wealth Strategy Class B Shares	6,400,069.817	$73,891,615	$87,360,953	$(107)	$87,360,846	50,928,333	$1.160856	$10.811671
AllianceBernstein Growth and Income Class B Shares	5,685,925.251	119,354,103	156,306,085	24	156,306,109	96,773,079	1.122603	12.042989
AllianceBernstein Large Cap Growth Class B Shares	855,287.107	22,039,665	35,597,049	(15)	35,597,034	27,375,375	1.157816	1.869994
American Funds - Asset Allocation Class 2 Shares	16,993,682.053	307,666,495	379,468,920	347	379,469,267	233,042,233	1.299754	11.261534
American Funds - Bond Class 2 Shares	9,748,616.533	107,610,757	103,432,821	(48)	103,432,773	85,631,756	1.029056	9.640299
American Funds - Growth Class 2 Shares	1,493,356.533	91,855,968	116,392,208	(33)	116,392,175	61,017,259	1.290871	11.898040
American Funds - Growth-Income Class 2 Shares	1,862,687.621	74,835,745	93,879,456	42	93,879,498	47,215,255	1.375435	11.999788
American Funds - International Class 2 Shares	3,300,738.999	59,061,794	69,810,630	(72)	69,810,558	50,035,861	1.079437	11.324947
BlackRock Basic Value V.I. Class I Shares	1,742,502.929	23,315,863	30,389,251	(9)	30,389,242	12,781,068	1.741064	2.910736
BlackRock Global Allocation V.I. Class I Shares	1,271,177.646	19,094,559	22,385,438	1	22,385,439	11,656,814	1.585420	2.732964
BlackRock High Yield V.I. Class I Shares	1,060,231.780	7,520,972	8,131,978	36,953	8,168,931	3,709,697	1.902054	2.263255
Fidelity® VIP Balanced Service Class 2	10,409,895.131	161,215,097	181,860,868	(25)	181,860,843	129,108,936	1.192626	11.170746
Fidelity® VIP Contrafund® Initial Class	25,481.736	730,163	875,298	7	875,305	263,301	1.327863	12.025654
Fidelity® VIP Contrafund® Service Class 2	11,172,616.569	284,987,693	377,299,262	34	377,299,296	196,958,822	1.098066	11.982709
Fidelity® VIP Equity-Income Initial Class	3,616.455	70,084	84,227	(1)	84,226	64,315	1.170221	1.360253
Fidelity® VIP Equity-Income Service Class 2	3,026,496.354	58,791,159	69,246,237	(7)	69,246,230	44,412,638	1.093913	1.915584
Fidelity® VIP Growth Initial Class	614.636	23,471	35,120	4	35,124	25,647	1.331399	1.550481
Fidelity® VIP Growth Service Class 2	886,726.958	31,004,355	50,162,144	1	50,162,145	37,005,028	1.230995	1.972450
Fidelity® VIP Growth Opportunities Service Class 2	88,548.045	1,353,722	2,628,106	5	2,628,111	1,760,793	1.177324	1.778904
Fidelity® VIP Mid Cap Initial Class	1,332.349	46,365	48,484	—	48,484	31,222	1.276174	12.451714
Fidelity® VIP Mid Cap Service Class 2	9,403,669.838	285,117,502	334,770,646	(161)	334,770,485	124,383,437	1.106462	12.403107
Fidelity® VIP Value Strategies Initial Class	5,888.917	65,496	84,624	(1)	84,623	45,742	1.305067	11.822287
Fidelity® VIP Value Strategies Service Class 2	9,333,139.615	91,077,848	134,957,199	21	134,957,220	67,754,937	1.249196	11.775488
Franklin Income Securities Class 2 Shares	8,590,070.306	125,811,306	138,042,430	(170)	138,042,260	108,189,372	1.180427	1.357994
Franklin Mutual Shares Securities Class 2 Shares	1,321,372.445	20,904,027	28,581,286	22	28,581,308	24,724,453	1.069028	1.296832
Franklin Templeton Foreign Securities Class 2 Shares	3,769,893.622	51,096,194	64,992,966	(116)	64,992,850	57,209,468	1.066958	1.180240
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	22,687,406.236	166,051,972	171,063,043	(9)	171,063,034	93,477,182	1.234193	1.928052
GE Investments Total Return Class 3 Shares	2,871,221.232	48,714,818	53,548,276	22	53,548,298	40,799,489	1.132054	10.749595
Huntington VA Balanced	1,605,886.677	20,989,407	25,790,540	(20)	25,790,520	16,179,432	1.510892	1.601187
Huntington VA Dividend Capture	332,022.218	3,609,984	4,166,879	1	4,166,880	3,214,274	1.222306	1.300527
Huntington VA Growth	60,373.351	479,575	665,314	(1)	665,313	586,891	1.070076	1.138567
Huntington VA Income Equity	20,436.310	192,529	233,178	1	233,179	207,790	1.055380	1.122951
Huntington VA International Equity	190,629.635	2,640,822	3,288,361	(8)	3,288,353	3,080,745	1.006783	1.071225
Huntington VA Mid Corp America	59,939.592	1,121,383	1,369,620	(5)	1,369,615	980,780	1.319654	1.404148
Huntington VA Mortgage Securities	116,055.259	1,370,372	1,328,833	4	1,328,837	1,179,706	1.062261	1.130218
Huntington VA Real Strategies	145,673.041	1,287,515	1,329,995	4	1,329,999	1,448,323	0.867069	0.922591
Huntington VA Rotating Markets	86,067.942	1,017,613	1,197,205	5	1,197,210	1,058,169	1.070600	1.139087
Huntington VA Situs	204,686.065	3,226,002	4,902,231	1	4,902,232	3,253,720	1.421998	1.512993
Invesco V.I. American Franchise Series II Shares	214,932.790	7,857,612	10,656,368	11	10,656,379	8,029,737	1.309495	1.353619
Invesco V.I. Value Opportunities Series II Shares	3,183,653.615	16,893,823	29,639,815	(1)	29,639,814	22,673,790	0.996405	1.650337
Janus Aspen - Enterprise Service Shares	436,432.392	14,556,245	24,789,360	(20)	24,789,340	16,708,779	0.947333	3.003466
Janus Aspen - Global Research Service Shares	1,157,535.398	32,011,420	44,449,359	(14)	44,449,345	41,929,396	0.781013	1.695251

See accompanying notes.

2

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Janus Aspen - Perkins Mid Cap Value Service Shares	201,303.237	$3,025,543	$3,820,735	$(3)	$3,820,732	1,956,635	$1.371406	$2.018285
MFS® New Discovery Service Class	3,831,352.295	59,356,364	80,535,025	(73)	80,534,952	36,964,451	1.308223	2.788069
MFS® Total Return Service Class	3,428,451.704	61,147,328	79,265,803	(51)	79,265,752	51,491,986	1.176910	1.655346
NVIT Developing Markets Class II Shares	4,326.355	24,469	26,996	—	26,996	32,768	0.698377	0.946002
TA Aegon High Yield Bond Initial Class	14,023,048.528	108,046,709	114,988,998	63	114,989,061	59,560,153	1.190293	10.085762
TA Aegon High Yield Bond Service Class	17,726,934.679	145,412,990	147,133,558	(10)	147,133,548	62,948,842	1.188556	10.042915
TA Aegon Money Market Initial Class	134,398,736.501	134,398,736	134,398,737	(2)	134,398,735	115,626,119	0.939244	1.384989
TA Aegon Money Market Service Class	313,267,263.876	313,267,264	313,267,264	(585)	313,266,679	233,587,476	0.882873	9.970265
TA Aegon Tactical Vanguard ETF - Balanced Service Class	80,563,337.412	868,413,750	928,089,647	(298)	928,089,349	532,328,826	1.028144	10.497167
TA Aegon Tactical Vanguard ETF - Conservative Service Class	30,946,811.679	320,854,859	339,177,056	(188)	339,176,868	257,252,633	1.064394	10.244785
TA Aegon Tactical Vanguard ETF - Growth Service Class	38,082,557.098	402,203,898	450,516,650	(171)	450,516,479	305,459,347	1.130212	10.842707
TA Aegon U.S. Government Securities Initial Class	7,162,083.418	93,284,416	88,308,489	3	88,308,492	56,147,152	1.050526	1.958114
TA Aegon U.S. Government Securities Service Class	17,600,993.138	232,864,376	221,420,494	(55)	221,420,439	146,722,112	1.001183	9.614974
TA AllianceBernstein Dynamic Allocation Initial Class	2,902,871.822	23,557,847	26,503,220	35	26,503,255	17,270,135	1.010530	1.618005
TA AllianceBernstein Dynamic Allocation Service Class	35,501,563.567	296,584,894	321,999,182	(113)	321,999,069	232,172,788	0.980378	10.215560
TA Asset Allocation - Conservative Initial Class	25,616,143.336	262,758,107	289,462,420	(231)	289,462,189	182,063,673	1.110542	1.677670
TA Asset Allocation - Conservative Service Class	99,316,187.090	1,000,650,222	1,111,348,134	165	1,111,348,299	715,012,210	1.103457	10.547657
TA Asset Allocation - Growth Initial Class	34,252,597.499	286,039,983	387,054,352	(92)	387,054,260	226,469,806	1.142856	1.786542
TA Asset Allocation - Growth Service Class	16,653,848.682	144,782,398	186,689,644	(40)	186,689,604	112,093,073	1.072010	11.603686
TA Asset Allocation - Moderate Initial Class	50,547,027.799	505,727,828	611,619,036	(359)	611,618,677	367,006,552	1.048906	1.759986
TA Asset Allocation - Moderate Service Class	348,691,272.176	3,699,912,998	4,173,834,528	1,210	4,173,835,738	2,350,061,942	1.130607	10.752613
TA Asset Allocation - Moderate Growth Initial Class	55,679,899.324	578,879,025	710,475,515	798	710,476,313	414,888,563	1.164625	1.795718
TA Asset Allocation - Moderate Growth Service Class	277,822,153.853	2,948,952,467	3,503,337,360	239	3,503,337,599	2,079,647,029	1.108877	11.137655
TA Barrow Hanley Dividend Focused Initial Class	23,645,720.900	318,340,212	453,761,384	(41)	453,761,343	238,118,309	1.079140	11.711490
TA Barrow Hanley Dividend Focused Service Class	6,334,449.836	95,553,054	121,748,126	118	121,748,244	70,626,332	1.085917	11.644613
TA BlackRock Global Allocation Service Class	84,520,297.617	1,101,381,534	1,266,114,058	(1,111)	1,266,112,947	821,637,564	1.094594	10.771429
TA BlackRock Tactical Allocation Service Class	68,413,814.114	982,489,329	1,085,727,230	877	1,085,728,107	595,858,562	1.153165	10.637026
TA BNP Paribas Large Cap Growth Initial Class	8,451,109.834	95,169,386	194,713,571	(8)	194,713,563	70,219,032	1.331376	12.018651
TA BNP Paribas Large Cap Growth Service Class	1,453,039.914	26,018,318	34,001,134	(11)	34,001,123	17,913,730	1.322759	11.956074
TA Clarion Global Real Estate Securities Initial Class	4,889,687.573	53,284,560	57,062,654	(39)	57,062,615	25,898,917	0.892950	9.255780
TA Clarion Global Real Estate Securities Service Class	5,552,082.942	66,083,917	67,513,329	65	67,513,394	42,999,885	0.931330	9.210772
TA Hanlon Income Service Class	12,418,120.310	138,423,009	137,965,317	(3)	137,965,314	130,833,480	1.004827	9.953828
TA ING Balanced Allocation Service Class	670,343.960	6,849,515	7,179,384	1	7,179,385	676,223	10.567811	10.628011
TA ING Conservative Allocation Service Class	94,504.142	939,651	972,448	—	972,448	95,287	10.153361	10.211208
TA ING Intermediate Bond Service Class	9,196.392	88,674	88,745	—	88,745	9,280	9.521792	9.576068
TA ING Large Cap Growth Service Class	3,262.066	34,941	38,623	—	38,623	3,289	11.682892	11.749414
TA ING Limited Maturity Bond Service Class	42,257.860	420,606	422,156	—	422,156	42,625	9.857316	9.913487
TA ING Mid Cap Opportunities Service Class	10,778.420	118,557	127,401	—	127,401	10,871	11.663161	11.729559
TA ING Moderate Growth Allocation Service Class	299,385.630	3,145,102	3,329,168	(1)	3,329,167	301,874	10.972392	11.034895
TA International Moderate Growth Initial Class	8,142.476	73,373	81,343	1	81,344	68,883	1.180911	1.194507
TA International Moderate Growth Service Class	54,500,208.393	467,218,045	540,097,065	390	540,097,455	462,667,833	0.957150	10.632464
TA Janus Balanced Service Class	16,102,260.302	180,119,801	202,083,367	(26)	202,083,341	134,857,638	1.059754	11.044553

See accompanying notes.

3

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Jennison Growth Initial Class	20,094,630.423	$153,401,454	$215,213,492	$(115)	$215,213,377	144,329,746	$1.126879	$12.677422
TA Jennison Growth Service Class	5,247,927.994	44,746,619	54,998,285	(21)	54,998,264	27,380,560	1.396958	12.605740
TA JPMorgan Core Bond Service Class	6,752,801.354	94,029,890	90,622,594	24	90,622,618	73,167,181	1.004092	9.668537
TA JPMorgan Enhanced Index Initial Class	5,722,604.253	65,454,413	100,660,609	44	100,660,653	55,031,777	1.240845	11.846670
TA JPMorgan Enhanced Index Service Class	1,190,548.210	17,823,364	20,941,743	51	20,941,794	9,913,185	1.249584	11.788754
TA JPMorgan Mid Cap Value Service Class	4,442,741.979	74,154,186	92,720,025	51	92,720,076	44,759,206	1.425063	11.718636
TA JPMorgan Tactical Allocation Service Class	39,295,207.669	521,543,748	546,989,291	(443)	546,988,848	375,443,522	1.070239	10.155158
TA Legg Mason Dynamic Allocation - Balanced Service Class	32,899,476.789	348,530,404	365,842,182	61	365,842,243	197,557,983	1.077432	10.365462
TA Legg Mason Dynamic Allocation - Growth Service Class	12,326,726.668	134,966,146	144,222,702	912	144,223,614	76,448,745	1.133250	10.791730
TA Madison Balanced Allocation Service Class	5,599,662.213	58,990,130	64,564,105	60	64,564,165	42,293,805	1.135953	10.598459
TA Madison Conservative Allocation Service Class	5,806,049.036	61,046,995	64,098,781	(51)	64,098,730	44,440,435	1.077348	10.160853
TA Madison Diversified Income Service Class	7,327,579.947	79,786,664	86,025,789	142	86,025,931	60,053,544	1.121650	10.240421
TA Market Participation Strategy Service Class	15,160,157.111	160,388,699	172,219,385	94	172,219,479	82,457,456	1.106791	10.954316
TA MFS International Equity Initial Class	10,167,679.983	70,260,516	88,662,169	(62)	88,662,107	59,179,818	1.128010	11.189458
TA MFS International Equity Service Class	6,086,495.501	44,556,560	52,282,996	(110)	52,282,886	29,425,992	1.095621	11.141180
TA Morgan Stanley Capital Growth Initial Class	8,076,047.640	90,282,296	122,190,601	38	122,190,639	63,858,118	1.421677	2.280695
TA Morgan Stanley Capital Growth Service Class	2,035,491.234	24,386,197	30,532,369	12	30,532,381	14,630,108	1.412126	13.677613
TA Morgan Stanley Mid-Cap Growth Initial Class	2,867,785.574	78,800,741	108,803,785	(156)	108,803,629	71,916,354	1.197279	12.416050
TA Morgan Stanley Mid-Cap Growth Service Class	1,802,210.289	53,326,005	66,970,134	14	66,970,148	30,804,833	1.189539	12.354643
TA Multi-Managed Balanced Initial Class	4,484,951.505	56,910,582	60,860,792	25	60,860,817	31,688,745	1.256868	2.038483
TA Multi-Managed Balanced Service Class	15,647,627.021	191,548,866	209,521,726	(173)	209,521,553	121,925,978	1.249155	10.934214
TA Multi-Manager Alt Strategies Service Class	3,494.076	35,288	35,814	1	35,815	3,504	10.213425	10.232568
TA PIMCO Real Return TIPS Service Class	15,038,654.719	164,236,053	146,927,657	120	146,927,777	129,606,833	0.933200	8.954385
TA PIMCO Tactical - Balanced Service Class	25,050,669.927	272,762,690	288,333,211	138	288,333,349	171,119,545	0.980531	10.511256
TA PIMCO Tactical - Conservative Service Class	8,073,717.197	84,656,425	88,003,517	(83)	88,003,434	70,134,516	0.927567	10.237854
TA PIMCO Tactical - Growth Service Class	8,794,921.056	92,738,503	99,998,252	87	99,998,339	69,528,331	0.947793	10.869754
TA PIMCO Total Return Initial Class	24,689,854.348	288,207,315	280,476,745	187	280,476,932	186,503,559	0.999630	1.575574
TA PIMCO Total Return Service Class	76,835,603.542	906,367,018	867,473,964	1,152	867,475,116	616,854,993	1.010103	9.559002
TA ProFunds UltraBear Service Class (OAM)	14,012,636.004	24,321,966	18,076,300	(262)	18,076,038	150,209,677	0.117575	0.365226
TA Systematic Small/Mid Cap Value Initial Class	7,218,045.004	129,975,092	170,851,125	(84)	170,851,041	39,773,037	1.101818	12.251365
TA Systematic Small/Mid Cap Value Service Class	3,363,250.054	66,135,427	78,397,359	36	78,397,395	42,265,850	1.309251	12.191640
TA T. Rowe Price Small Cap Initial Class	9,394,765.654	87,673,489	133,781,463	(94)	133,781,369	66,357,693	1.431530	12.967620
TA T. Rowe Price Small Cap Service Class	8,399,937.335	90,878,972	116,003,135	(28)	116,003,107	43,650,997	1.423385	12.912143
TA TS&W International Equity Initial Class	7,263,394.043	84,611,946	97,474,748	47	97,474,795	52,989,718	0.986806	11.339851
TA TS&W International Equity Service Class	1,897,588.105	21,296,680	25,313,825	18	25,313,843	15,102,094	0.955975	11.279778
TA Vanguard ETF - Aggressive Growth Service Class	9,138,245.597	119,756,407	144,749,810	(5)	144,749,805	77,228,972	1.266956	11.575248
TA Vanguard ETF - Balanced Service Class	227,705,805.802	2,470,416,776	2,666,434,986	348	2,666,435,334	1,613,603,415	1.027823	10.551286
TA Vanguard ETF - Conservative Service Class	42,523,627.666	492,079,367	519,638,730	250	519,638,980	361,224,917	1.097977	10.300527
TA Vanguard ETF - Growth Service Class	182,348,301.226	1,764,822,848	2,009,478,280	269	2,009,478,549	1,349,170,047	1.090818	11.035989
TA WMC Diversified Growth Initial Class	9,594,805.873	218,342,032	305,498,619	63	305,498,682	228,609,102	1.104221	12.059768
TA WMC Diversified Growth Service Class	1,941,293.561	45,831,156	61,053,682	10	61,053,692	34,571,986	1.114929	11.997414
Vanguard® Equity Index	18,362.911	458,653	578,432	3	578,435	378,998	1.349720	11.790798

See accompanying notes.

4

Transamerica Life Insurance Company

Separate Account VA B

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Vanguard® International	24,178.796	$423,925	$538,704	$—	$538,704	472,637	$1.103550	$11.669397
Vanguard® Mid-Cap Index	16,414.165	257,041	340,922	—	340,922	230,296	1.345347	11.837451
Vanguard® REIT Index	13,368.818	157,372	158,688	6	158,694	103,087	1.050663	8.906170
Vanguard® Short-Term Investment Grade	175,400.469	1,879,426	1,873,277	—	1,873,277	1,376,709	1.033567	9.975317
Vanguard® Total Bond Market Index	68,189.001	827,903	799,857	7	799,864	650,046	1.048874	9.628297
Wanger International	8,810.239	274,746	304,394	—	304,394	218,810	1.230998	11.061553
Wanger USA	3,397.150	107,984	139,725	(1)	139,724	88,252	1.515783	12.282561

See accompanying notes.

5

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
AllianceBernstein Balanced Wealth Strategy Class B Shares	$55,558,501	$1,244,200	$1,118,738	$125,462	$—	$1,608,615	$1,608,615	$4,876,248	$6,484,863	$6,610,325	$5,820,033	$12,430,358	$67,988,859
AllianceBernstein Growth and Income Class B Shares	64,940,393	1,023,998	1,154,669	(130,671)	—	(2,730,467)	(2,730,467)	13,219,835	10,489,368	10,358,697	13,964,111	24,322,808	89,263,201
AllianceBernstein Large Cap Growth Class B Shares	32,786,728	9,495	480,643	(471,148)	—	1,580,895	1,580,895	3,506,777	5,087,672	4,616,524	(7,718,772)	(3,102,248)	29,684,480
American Funds - Asset Allocation Class 2 Shares	145,411,828	3,837,886	3,247,339	590,547	—	2,676,250	2,676,250	19,298,666	21,974,916	22,565,463	46,104,150	68,669,613	214,081,441
American Funds - Bond Class 2 Shares	51,414,804	2,210,064	1,286,178	923,886	—	318,730	318,730	1,011,069	1,329,799	2,253,685	41,581,783	43,835,468	95,250,272
American Funds - Growth Class 2 Shares	37,511,252	452,005	900,451	(448,446)	—	1,361,566	1,361,566	5,721,872	7,083,438	6,634,992	20,117,908	26,752,900	64,264,152
American Funds - Growth-Income Class 2 Shares	24,352,894	666,879	622,413	44,466	—	543,722	543,722	3,921,409	4,465,131	4,509,597	15,718,075	20,227,672	44,580,566
American Funds - International Class 2 Shares	27,226,702	577,948	631,098	(53,150)	—	(240,794)	(240,794)	5,158,016	4,917,222	4,864,072	8,993,589	13,857,661	41,084,363
BlackRock Basic Value V.I. Class I Shares	26,488,504	449,374	385,980	63,394	—	(1,185,339)	(1,185,339)	4,189,376	3,004,037	3,067,431	(4,547,637)	(1,480,206)	25,008,298
BlackRock Global Allocation V.I. Class I Shares	21,811,783	310,655	308,309	2,346	60,219	(19,071)	41,148	1,742,800	1,783,948	1,786,294	(3,069,367)	(1,283,073)	20,528,710
BlackRock High Yield V.I. Class I Shares	8,116,403	568,823	125,256	443,567	—	418,937	418,937	271,860	690,797	1,134,364	70,483	1,204,847	9,321,250
Fidelity® VIP Balanced Service Class 2	88,963,932	1,953,968	1,678,570	275,398	5,369,696	3,528,266	8,897,962	3,268,152	12,166,114	12,441,512	31,301,222	43,742,734	132,706,666
Fidelity® VIP Contrafund® Initial Class	227,548	2,730	1,576	1,154	—	32,871	32,871	4,656	37,527	38,681	(60,353)	(21,672)	205,876
Fidelity® VIP Contrafund® Service Class 2	243,441,299	3,078,657	4,070,816	(992,159)	—	(6,449,073)	(6,449,073)	42,441,300	35,992,227	35,000,068	(1,355,759)	33,644,309	277,085,608
Fidelity® VIP Equity-Income Initial Class	180,834	2,693	1,030	1,663	8,052	3,757	11,809	12,461	24,270	25,933	(118,113)	(92,180)	88,654
Fidelity® VIP Equity-Income Service Class 2	69,466,995	1,795,792	996,842	798,950	4,217,049	(5,341,671)	(1,124,622)	9,905,314	8,780,692	9,579,642	(16,717,826)	(7,138,184)	62,328,811

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
Fidelity® VIP Growth Initial Class	$48,616	$330	$419	$(89)	$—	$165	$165	$6,622	$6,787	$6,698	$(588)	$6,110	$54,726
Fidelity® VIP Growth Service Class 2	50,614,454	156,254	720,735	(564,481)	—	675,931	675,931	6,029,427	6,705,358	6,140,877	(13,148,574)	(7,007,697)	43,606,757
Fidelity® VIP Growth Opportunities Service Class 2	2,079,285	3,249	33,285	(30,036)	—	207,757	207,757	182,891	390,648	360,612	(350,690)	9,922	2,089,207
Fidelity® VIP Mid Cap Initial Class	58,675	218	371	(153)	2,771	409	3,180	5,735	8,915	8,762	(32,146)	(23,384)	35,291
Fidelity® VIP Mid Cap Service Class 2	237,569,812	953,634	3,732,744	(2,779,110)	19,662,744	(1,660,626)	18,002,118	14,279,320	32,281,438	29,502,328	(20,490,961)	9,011,367	246,581,179
Fidelity® VIP Value Strategies Initial Class	30,557	264	301	(37)	—	1,038	1,038	7,500	8,538	8,501	6,925	15,426	45,983
Fidelity® VIP Value Strategies Service Class 2	68,878,781	314,796	1,196,920	(882,124)	—	(1,493,587)	(1,493,587)	19,686,895	18,193,308	17,311,184	4,948,420	22,259,604	91,138,385
Franklin Income Securities Class 2 Shares	123,072,633	9,342,223	2,107,013	7,235,210	—	3,060,325	3,060,325	4,367,856	7,428,181	14,663,391	6,969,829	21,633,220	144,705,853
Franklin Mutual Shares Securities Class 2 Shares	31,137,148	559,745	421,824	137,921	—	992,001	992,001	2,288,692	3,280,693	3,418,614	(8,086,880)	(4,668,266)	26,468,882
Franklin Templeton Foreign Securities Class 2 Shares	62,785,119	1,961,555	986,985	974,570	—	89,477	89,477	8,863,151	8,952,628	9,927,198	(7,633,365)	2,293,833	65,078,952
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	144,497,473	4,223,508	2,598,945	1,624,563	—	5,428,873	5,428,873	11,999,934	17,428,807	19,053,370	(8,410,054)	10,643,316	155,140,789
GE Investments Total Return Class 3 Shares	33,478,476	579,569	665,136	(85,567)	—	443,635	443,635	3,308,020	3,751,655	3,666,088	6,508,184	10,174,272	43,652,748
Huntington VA Balanced	21,977,646	366,516	335,807	30,709	107,846	202,027	309,873	1,439,376	1,749,249	1,779,958	1,005,265	2,785,223	24,762,869
Huntington VA Dividend Capture	1,546,148	115,410	32,488	82,922	—	31,148	31,148	70,493	101,641	184,563	1,283,207	1,467,770	3,013,918
Huntington VA Growth	385,947	1,822	6,525	(4,703)	—	7,841	7,841	29,824	37,665	32,962	100,979	133,941	519,888
Huntington VA Income Equity	98,070	7,321	1,985	5,336	—	9,556	9,556	(4,693)	4,863	10,199	82,808	93,007	191,077

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
Huntington VA International Equity	$2,083,625	$32,974	$34,311	$(1,337)	$—	$(9,533)	$(9,533)	$276,833	$267,300	$265,963	$428,121	$694,084	$2,777,709
Huntington VA Mid Corp America	640,879	2,690	12,851	(10,161)	54,278	19,875	74,153	25,293	99,446	89,285	337,540	426,825	1,067,704
Huntington VA Mortgage Securities	1,164,263	33,169	17,438	15,731	—	12,204	12,204	(5,676)	6,528	22,259	184,633	206,892	1,371,155
Huntington VA Real Strategies	921,536	2,862	15,771	(12,909)	5,963	8,005	13,968	19,936	33,904	20,995	276,372	297,367	1,218,903
Huntington VA Rotating Markets	720,050	15,970	13,102	2,868	—	12,411	12,411	18,249	30,660	33,528	228,488	262,016	982,066
Huntington VA Situs	2,371,735	—	42,191	(42,191)	—	79,976	79,976	506,484	586,460	544,269	762,622	1,306,891	3,678,626
Invesco V.I. American Franchise Series II Shares(1)	—	—	89,262	(89,262)	—	(73,300)	(73,300)	(229,102)	(302,402)	(391,664)	8,782,186	8,390,522	8,390,522
Invesco V.I. Value Opportunities Series II Shares	28,089,410	317,652	399,335	(81,683)	—	(1,303,774)	(1,303,774)	5,447,255	4,143,481	4,061,798	(6,570,479)	(2,508,681)	25,580,729
Janus Aspen - Enterprise Service Shares	24,977,200	—	346,545	(346,545)	—	3,274,477	3,274,477	465,084	3,739,561	3,393,016	(6,736,706)	(3,343,690)	21,633,510
Janus Aspen - Global Research Service Shares	46,700,055	323,474	648,248	(324,774)	—	(280,751)	(280,751)	7,947,997	7,667,246	7,342,472	(12,503,888)	(5,161,416)	41,538,639
Janus Aspen - Perkins Mid Cap Value Service Shares	3,649,131	29,588	52,904	(23,316)	224,705	74,878	299,583	43,749	343,332	320,016	(468,157)	(148,141)	3,500,990
MFS® New Discovery Service Class	65,855,068	—	1,098,942	(1,098,942)	7,119,418	2,310,962	9,430,380	3,631,033	13,061,413	11,962,471	(8,906,014)	3,056,457	68,911,525
MFS® Total Return Service Class	87,205,024	2,006,045	1,208,357	797,688	—	(891,366)	(891,366)	7,449,176	6,557,810	7,355,498	(18,272,774)	(10,917,276)	76,287,748
NVIT Developing Markets Class II Shares	74,589	59	346	(287)	—	(3,997)	(3,997)	14,954	10,957	10,670	(24,925)	(14,255)	60,334
TA Aegon High Yield Bond Initial Class	105,097,063	6,959,863	1,715,009	5,244,854	—	796,480	796,480	10,399,408	11,195,888	16,440,742	1,999,730	18,440,472	123,537,535
TA Aegon High Yield Bond Service Class	51,392,294	4,085,989	1,066,388	3,019,601	—	990,740	990,740	5,443,247	6,433,987	9,453,588	32,649,550	42,103,138	93,495,432

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA Aegon Money Market Initial Class	$185,623,429	$8,124	$2,355,057	$(2,346,933)	$—	$—	$—	$—	$—	$(2,346,933)	$(35,917,990)	$(38,264,923)	$147,358,506
TA Aegon Money Market Service Class	281,464,517	13,503	3,926,740	(3,913,237)	—	—	—	—	—	(3,913,237)	3,503,079	(410,158)	281,054,359
TA Aegon Tactical Vanguard ETF - Balanced Service Class	29,201,463	249,108	1,979,400	(1,730,292)	187,862	257,061	444,923	9,725,866	10,170,789	8,440,497	252,494,518	260,935,015	290,136,478
TA Aegon Tactical Vanguard ETF - Conservative Service Class	103,548,396	686,063	2,384,872	(1,698,809)	935,620	458,992	1,394,612	8,633,458	10,028,070	8,329,261	119,524,402	127,853,663	231,402,059
TA Aegon Tactical Vanguard ETF - Growth Service Class	86,332,383	913,021	1,851,579	(938,558)	—	1,250,443	1,250,443	10,658,698	11,909,141	10,970,583	83,856,699	94,827,282	181,159,665
TA Aegon U.S. Government Securities Initial Class	128,262,863	2,112,519	1,885,452	227,067	3,072,506	3,005,771	6,078,277	(1,832,823)	4,245,454	4,472,521	(10,059,525)	(5,587,004)	122,675,859
TA Aegon U.S. Government Securities Service Class	382,863,367	6,053,121	5,593,173	459,948	9,842,206	4,789,412	14,631,618	(2,322,230)	12,309,388	12,769,336	38,952,627	51,721,963	434,585,330
TA AllianceBernstein Dynamic Allocation Initial Class	28,804,809	248,506	445,784	(197,278)	—	1,542,519	1,542,519	(115,757)	1,426,762	1,229,484	(3,083,405)	(1,853,921)	26,950,888
TA AllianceBernstein Dynamic Allocation Service Class	207,614,973	1,945,629	3,666,680	(1,721,051)	—	858,028	858,028	11,128,564	11,986,592	10,265,541	71,327,399	81,592,940	289,207,913
TA Asset Allocation - Conservative Initial Class	364,946,385	10,449,169	5,075,538	5,373,631	—	11,321,384	11,321,384	3,171,347	14,492,731	19,866,362	(58,910,685)	(39,044,323)	325,902,062
TA Asset Allocation - Conservative Service Class	937,609,315	31,137,008	15,300,884	15,836,124	—	5,830,135	5,830,135	33,109,041	38,939,176	54,775,300	116,998,740	171,774,040	1,109,383,355
TA Asset Allocation - Growth Initial Class	321,192,229	4,128,077	4,837,976	(709,899)	—	(36,579,534)	(36,579,534)	70,842,825	34,263,291	33,553,392	(49,951,215)	(16,397,823)	304,794,406
TA Asset Allocation - Growth Service Class	117,111,675	1,511,391	2,045,154	(533,763)	—	2,697,020	2,697,020	10,671,495	13,368,515	12,834,752	12,829,258	25,664,010	142,775,685
TA Asset Allocation - Moderate Initial Class	622,925,669	16,351,723	9,337,903	7,013,820	—	(15,685,947)	(15,685,947)	55,607,114	39,921,167	46,934,987	(64,452,216)	(17,517,229)	605,408,440
TA Asset Allocation - Moderate Service Class	2,316,320,365	68,996,118	39,561,789	29,434,329	—	(11,106,007)	(11,106,007)	168,536,380	157,430,373	186,864,702	499,058,512	685,923,214	3,002,243,579
TA Asset Allocation - Moderate Growth Initial Class	668,843,489	16,666,269	10,192,992	6,473,277	—	(24,965,964)	(24,965,964)	77,191,595	52,225,631	58,698,908	(68,884,374)	(10,185,466)	658,658,023

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA Asset Allocation - Moderate Growth Service Class	$2,740,377,016	$65,466,374	$43,971,030	$21,495,344	$—	$(58,794,018)	$(58,794,018)	$274,757,107	$215,963,089	$237,458,433	$(54,549,444)	$182,908,989	$2,923,286,005
TA Barrow Hanley Dividend Focused Initial Class	400,217,451	7,203,949	5,914,104	1,289,845	—	9,998,256	9,998,256	27,475,640	37,473,896	38,763,741	(48,661,773)	(9,898,032)	390,319,419
TA Barrow Hanley Dividend Focused Service Class	62,268,792	1,277,786	1,162,341	115,445	—	1,611,533	1,611,533	4,636,134	6,247,667	6,363,112	15,818,156	22,181,268	84,450,060
TA BlackRock Global Allocation Service Class	1,017,761,806	25,628,737	17,278,486	8,350,251	19,264,904	8,934,231	28,199,135	48,194,371	76,393,506	84,743,757	26,765,584	111,509,341	1,129,271,147
TA BlackRock Tactical Allocation Service Class	375,318,589	8,063,868	8,111,063	(47,195)	13,279,357	2,364,531	15,643,888	22,990,994	38,634,882	38,587,687	309,061,190	347,648,877	722,967,466
TA BNP Paribas Large Cap Growth Initial Class	162,897,782	1,389,699	2,486,776	(1,097,077)	—	3,631,668	3,631,668	21,641,986	25,273,654	24,176,577	(21,349,633)	2,826,944	165,724,726
TA BNP Paribas Large Cap Growth Service Class	16,323,396	127,880	301,687	(173,807)	—	1,420,940	1,420,940	1,268,069	2,689,009	2,515,202	2,748,249	5,263,451	21,586,847
TA Clarion Global Real Estate Securities Initial Class	50,372,213	1,928,106	812,988	1,115,118	—	(6,431,484)	(6,431,484)	16,658,744	10,227,260	11,342,378	(4,109,500)	7,232,878	57,605,091
TA Clarion Global Real Estate Securities Service Class	34,066,010	1,558,973	688,586	870,387	—	419,907	419,907	7,762,764	8,182,671	9,053,058	13,344,258	22,397,316	56,463,326
TA Hanlon Income Service Class	205,967,606	4,246,826	2,923,992	1,322,834	—	324,118	324,118	2,053,342	2,377,460	3,700,294	(23,296,495)	(19,596,201)	186,371,405
TA International Moderate Growth Initial Class	63,312	2,105	309	1,796	—	(218)	(218)	6,430	6,212	8,008	2,063	10,071	73,383
TA International Moderate Growth Service Class	381,977,447	11,136,522	6,172,989	4,963,533	—	(8,833,692)	(8,833,692)	44,816,786	35,983,094	40,946,627	(1,106,479)	39,840,148	421,817,595
TA Janus Balanced Service Class	42,441,908	—	831,562	(831,562)	—	91,673	91,673	5,967,124	6,058,797	5,227,235	29,576,034	34,803,269	77,245,177
TA Jennison Growth Initial Class	169,615,273	120,857	2,635,951	(2,515,094)	12,329,664	4,317,724	16,647,388	9,431,101	26,078,489	23,563,395	(20,048,667)	3,514,728	173,130,001
TA Jennison Growth Service Class	26,802,961	—	557,851	(557,851)	2,706,001	1,599,265	4,305,266	(148,860)	4,156,406	3,598,555	7,501,355	11,099,910	37,902,871
TA JPMorgan Core Bond Service Class	36,702,886	1,496,564	807,337	689,227	23,704	146,978	170,682	701,774	872,456	1,561,683	40,184,492	41,746,175	78,449,061

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA JPMorgan Enhanced Index Initial Class	$65,862,732	$837,934	$1,084,242	$(246,308)	$—	$1,038,388	$1,038,388	$9,080,647	$10,119,035	$9,872,727	$(1,384,571)	$8,488,156	$74,350,888
TA JPMorgan Enhanced Index Service Class	3,841,608	54,563	84,513	(29,950)	—	175,014	175,014	451,447	626,461	596,511	2,787,317	3,383,828	7,225,436
TA JPMorgan Mid Cap Value Service Class	27,000,415	235,272	547,906	(312,634)	—	1,023,972	1,023,972	5,004,167	6,028,139	5,715,505	14,014,705	19,730,210	46,730,625
TA JPMorgan Tactical Allocation Service Class	85,731,784	1,158,175	2,583,293	(1,425,118)	—	240,590	240,590	10,419,796	10,660,386	9,235,268	203,919,736	213,155,004	298,886,788
TA Legg Mason Dynamic Allocation - Balanced Service Class(1)	—	—	250,554	(250,554)	—	4,448	4,448	603,761	608,209	357,655	68,673,249	69,030,904	69,030,904
TA Legg Mason Dynamic Allocation - Growth Service Class(1)	—	—	71,676	(71,676)	—	8,641	8,641	241,653	250,294	178,618	19,999,383	20,178,001	20,178,001
TA Madison Balanced Allocation Service Class	10,848,339	117,305	272,028	(154,723)	96,923	1,599	98,522	1,236,766	1,335,288	1,180,565	17,036,656	18,217,221	29,065,560
TA Madison Conservative Allocation Service Class	8,033,761	96,181	278,675	(182,494)	42,087	18,076	60,163	1,014,762	1,074,925	892,431	26,573,560	27,465,991	35,499,752
TA Madison Diversified Income Service Class	12,558,916	24,861	379,439	(354,578)	720	11,840	12,560	1,222,232	1,234,792	880,214	33,071,082	33,951,296	46,510,212
TA Market Participation Strategy Service Class(1)	—	—	27,538	(27,538)	—	2,545	2,545	155,787	158,332	130,794	16,434,317	16,565,111	16,565,111
TA MFS International Equity Initial Class	66,814,317	1,131,317	1,013,763	117,554	—	(3,346,369)	(3,346,369)	16,031,297	12,684,928	12,802,482	(6,679,084)	6,123,398	72,937,715
TA MFS International Equity Service Class	15,620,390	334,443	330,836	3,607	—	100,440	100,440	3,621,791	3,722,231	3,725,838	10,095,622	13,821,460	29,441,850
TA Morgan Stanley Capital Growth Initial Class	90,371,837	—	1,437,431	(1,437,431)	17,568,969	(3,242,553)	14,326,416	(609,283)	13,717,133	12,279,702	(9,841,492)	2,438,210	92,810,047
TA Morgan Stanley Capital Growth Service Class	8,922,211	—	188,714	(188,714)	2,411,946	(221,255)	2,190,691	(873,126)	1,317,565	1,128,851	4,603,405	5,732,256	14,654,467
TA Morgan Stanley Mid-Cap Growth Initial Class	93,453,422	—	1,407,482	(1,407,482)	4,703,803	4,260,477	8,964,280	(908,072)	8,056,208	6,648,726	(11,724,588)	(5,075,862)	88,377,560
TA Morgan Stanley Mid-Cap Growth Service Class	41,172,684	—	684,711	(684,711)	2,331,894	(109,121)	2,222,773	979,572	3,202,345	2,517,634	(41,171)	2,476,463	43,649,147

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA Multi-Managed Balanced Initial Class	$32,774,365	$684,077	$606,949	$77,128	$6,334,243	$1,930,730	$8,264,973	$(4,389,152)	$3,875,821	$3,952,949	$7,824,431	$11,777,380	$44,551,745
TA Multi-Managed Balanced Service Class	121,178,718	2,141,682	2,105,016	36,666	22,608,272	4,758,417	27,366,689	(13,855,631)	13,511,058	13,547,724	25,741,289	39,289,013	160,467,731
TA PIMCO Real Return TIPS Service Class	60,710,663	263,889	1,506,069	(1,242,180)	1,553,544	803,981	2,357,525	2,783,676	5,141,201	3,899,021	89,872,487	93,771,508	154,482,171
TA PIMCO Tactical - Balanced Service Class	57,246,016	847,202	807,384	39,818	—	(480,044)	(480,044)	351,878	(128,166)	(88,348)	9,426,561	9,338,213	66,584,229
TA PIMCO Tactical - Conservative Service Class	35,136,023	386,397	514,678	(128,281)	—	(552,453)	(552,453)	772,218	219,765	91,484	6,248,109	6,339,593	41,475,616
TA PIMCO Tactical - Growth Service Class	31,186,224	146,844	454,078	(307,234)	—	(1,265,901)	(1,265,901)	1,455,759	189,858	(117,376)	2,508,882	2,391,506	33,577,730
TA PIMCO Total Return Initial Class	363,405,872	14,882,279	5,438,201	9,444,078	—	5,394,285	5,394,285	6,158,746	11,553,031	20,997,109	(16,186,782)	4,810,327	368,216,199
TA PIMCO Total Return Service Class	611,763,234	30,312,269	10,554,997	19,757,272	—	2,099,372	2,099,372	17,421,457	19,520,829	39,278,101	237,768,869	277,046,970	888,810,204
TA ProFunds UltraBear Service Class (OAM)	138,250,450	—	1,511,691	(1,511,691)	—	(63,255,826)	(63,255,826)	16,554,819	(46,701,007)	(48,212,698)	891,486	(47,321,212)	90,929,238
TA Systematic Small/Mid Cap Value Initial Class	145,238,700	770,190	2,144,384	(1,374,194)	37,280,690	11,970,695	49,251,385	(27,446,038)	21,805,347	20,431,153	(21,160,223)	(729,070)	144,509,630
TA Systematic Small/Mid Cap Value Service Class	42,597,888	137,628	715,171	(577,543)	12,286,886	1,387,948	13,674,834	(7,180,914)	6,493,920	5,916,377	1,793,045	7,709,422	50,307,310
TA T. Rowe Price Small Cap Initial Class	89,139,213	—	1,374,588	(1,374,588)	6,602,331	2,746,778	9,349,109	4,109,559	13,458,668	12,084,080	(8,088,815)	3,995,265	93,134,478
TA T. Rowe Price Small Cap Service Class	42,249,603	—	810,106	(810,106)	4,135,660	2,832,340	6,968,000	(202,033)	6,765,967	5,955,861	11,499,754	17,455,615	59,705,218
TA TS&W International Equity Initial Class	81,795,258	1,786,279	1,179,152	607,127	—	(6,868,410)	(6,868,410)	17,658,223	10,789,813	11,396,940	(11,091,740)	305,200	82,100,458
TA TS&W International Equity Service Class	11,449,693	274,103	203,026	71,077	—	(240,786)	(240,786)	2,025,348	1,784,562	1,855,639	2,282,636	4,138,275	15,587,968
TA Vanguard ETF - Aggressive Growth Service Class	42,455,820	652,963	773,164	(120,201)	952,646	660,316	1,612,962	6,132,424	7,745,386	7,625,185	27,596,974	35,222,159	77,677,979

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA Vanguard ETF - Balanced Service Class	$756,615,645	$12,666,273	$13,107,146	$(440,873)	$25,796,857	$3,854,116	$29,650,973	$36,401,317	$66,052,290	$65,611,417	$459,234,993	$524,846,410	$1,281,462,055
TA Vanguard ETF - Conservative Service Class	203,933,376	3,188,894	3,820,267	(631,373)	2,853,227	2,115,540	4,968,767	9,627,461	14,596,228	13,964,855	148,106,189	162,071,044	366,004,420
TA Vanguard ETF - Growth Service Class	788,486,960	15,103,414	12,475,483	2,627,931	77,040,137	15,993,062	93,033,199	(10,465,219)	82,567,980	85,195,911	176,386,457	261,582,368	1,050,069,328
TA WMC Diversified Growth Initial Class	272,712,595	859,467	4,124,402	(3,264,935)	—	(2,838,568)	(2,838,568)	37,363,097	34,524,529	31,259,594	(42,166,757)	(10,907,163)	261,805,432
TA WMC Diversified Growth Service Class	34,281,548	45,127	607,239	(562,112)	—	758,228	758,228	3,418,735	4,176,963	3,614,851	2,105,400	5,720,251	40,001,799
Vanguard® Equity Index	444,505	10,875	3,572	7,303	23,403	43,184	66,587	7,182	73,769	81,072	6,090	87,162	531,667
Vanguard® International	481,151	10,754	3,349	7,405	—	15,541	15,541	74,599	90,140	97,545	(59,679)	37,866	519,017
Vanguard® Mid-Cap Index	379,597	4,408	2,463	1,945	11,341	28,234	39,575	17,579	57,154	59,099	(113,386)	(54,287)	325,310
Vanguard® REIT Index	109,343	2,828	951	1,877	4,915	7,769	12,684	7,858	20,542	22,419	26,923	49,342	158,685
Vanguard® Short-Term Investment Grade	1,635,572	40,872	9,880	30,992	—	17,401	17,401	12,879	30,280	61,272	34,393	95,665	1,731,237
Vanguard® Total Bond Market Index	1,504,494	42,841	9,892	32,949	14,196	27,527	41,723	(21,130)	20,593	53,542	(56,348)	(2,806)	1,501,688
Wanger International	142,878	2,222	1,047	1,175	16,826	3,522	20,348	14,293	34,641	35,816	10,078	45,894	188,772
Wanger USA	81,417	347	651	(304)	7,564	4,985	12,549	9,085	21,634	21,330	10,113	31,443	112,860

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Years Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
AllianceBernstein Balanced Wealth Strategy Class B Shares	$67,988,859	$1,819,168	$1,348,260	$470,908	$—	$1,806,170	$1,806,170	$8,169,455	$9,975,625	$10,446,533	$8,925,454	$19,371,987	$87,360,846
AllianceBernstein Growth and Income Class B Shares	89,263,201	1,290,596	1,829,348	(538,752)	—	2,128,414	2,128,414	32,032,512	34,160,926	33,622,174	33,420,734	67,042,908	156,306,109
AllianceBernstein Large Cap Growth Class B Shares	29,684,480	—	478,331	(478,331)	—	1,228,628	1,228,628	8,935,141	10,163,769	9,685,438	(3,772,884)	5,912,554	35,597,034
American Funds - Asset Allocation Class 2 Shares	214,081,441	4,915,484	5,338,065	(422,581)	—	6,234,683	6,234,683	51,025,575	57,260,258	56,837,677	108,550,149	165,387,826	379,469,267
American Funds - Bond Class 2 Shares	95,250,272	1,881,997	1,776,450	105,547	1,147,925	388	1,148,313	(5,273,480)	(4,125,167)	(4,019,620)	12,202,121	8,182,501	103,432,773
American Funds - Growth Class 2 Shares	64,264,152	901,929	1,559,964	(658,035)	—	2,627,194	2,627,194	19,702,018	22,329,212	21,671,177	30,456,846	52,128,023	116,392,175
American Funds - Growth-Income Class 2 Shares	44,580,566	1,045,522	1,146,017	(100,495)	—	2,399,417	2,399,417	15,352,195	17,751,612	17,651,117	31,647,815	49,298,932	93,879,498
American Funds - International Class 2 Shares	41,084,363	821,994	949,205	(127,211)	—	429,739	429,739	9,487,440	9,917,179	9,789,968	18,936,227	28,726,195	69,810,558
BlackRock Basic Value V.I. Class I Shares	25,008,298	399,748	407,499	(7,751)	—	49,210	49,210	8,462,234	8,511,444	8,503,693	(3,122,749)	5,380,944	30,389,242
BlackRock Global Allocation V.I. Class I Shares	20,528,710	247,930	310,208	(62,278)	799,985	190,198	990,183	1,740,776	2,730,959	2,668,681	(811,952)	1,856,729	22,385,439
BlackRock High Yield V.I. Class I Shares	9,321,250	494,623	120,044	374,579	—	480,493	480,493	(223,423)	257,070	631,649	(1,783,968)	(1,152,319)	8,168,931
Fidelity® VIP Balanced Service Class 2	132,706,666	2,262,073	2,347,893	(85,820)	7,063,921	4,674,891	11,738,812	13,731,265	25,470,077	25,384,257	23,769,920	49,154,177	181,860,843
Fidelity® VIP Contrafund® Initial Class	205,876	8,476	3,164	5,312	226	3,960	4,186	129,952	134,138	139,450	529,979	669,429	875,305
Fidelity® VIP Contrafund® Service Class 2	277,085,608	2,831,261	4,758,106	(1,926,845)	99,151	1,827,688	1,926,839	82,227,526	84,154,365	82,227,520	17,986,168	100,213,688	377,299,296
Fidelity® VIP Equity-Income Initial Class	88,654	1,967	633	1,334	5,233	3,250	8,483	11,318	19,801	21,135	(25,563)	(4,428)	84,226
Fidelity® VIP Equity-Income Service Class 2	62,328,811	1,496,043	994,980	501,063	4,414,480	(617,955)	3,796,525	11,016,956	14,813,481	15,314,544	(8,397,125)	6,917,419	69,246,230

See Accompanying Notes.

(1)	See Footnote 1

14

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Years Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
Fidelity® VIP Growth Initial Class	$54,726	$89	$337	$(248)	$22	$7,207	$7,229	$6,746	$13,975	$13,727	$(33,329)	$(19,602)	$35,124
Fidelity® VIP Growth Service Class 2	43,606,757	20,546	680,310	(659,764)	31,265	1,863,056	1,894,321	12,259,644	14,153,965	13,494,201	(6,938,813)	6,555,388	50,162,145
Fidelity® VIP Growth Opportunities Service Class 2	2,089,207	1,088	34,656	(33,568)	1,243	136,337	137,580	607,049	744,629	711,061	(172,157)	538,904	2,628,111
Fidelity® VIP Mid Cap Initial Class	35,291	222	278	(56)	5,589	4,067	9,656	1,934	11,590	11,534	1,659	13,193	48,484
Fidelity® VIP Mid Cap Service Class 2	246,581,179	823,346	4,263,812	(3,440,466)	39,229,459	2,566,525	41,795,984	45,581,440	87,377,424	83,936,958	4,252,348	88,189,306	334,770,485
Fidelity® VIP Value Strategies Initial Class	45,983	718	499	219	—	4,930	4,930	12,338	17,268	17,487	21,153	38,640	84,623
Fidelity® VIP Value Strategies Service Class 2	91,138,385	844,380	1,724,339	(879,959)	—	4,142,943	4,142,943	25,261,596	29,404,539	28,524,580	15,294,255	43,818,835	134,957,220
Franklin Income Securities Class 2 Shares	144,705,853	9,104,987	2,077,600	7,027,387	—	2,002,790	2,002,790	7,433,828	9,436,618	16,464,005	(23,127,598)	(6,663,593)	138,042,260
Franklin Mutual Shares Securities Class 2 Shares	26,468,882	571,085	410,471	160,614	—	1,112,132	1,112,132	5,211,547	6,323,679	6,484,293	(4,371,867)	2,112,426	28,581,308
Franklin Templeton Foreign Securities Class 2 Shares	65,078,952	1,502,865	953,096	549,769	—	1,626,251	1,626,251	10,002,980	11,629,231	12,179,000	(12,265,102)	(86,102)	64,992,850
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	155,140,789	17,244,313	2,735,291	14,509,022	28,555,640	2,246,315	30,801,955	(13,233,145)	17,568,810	32,077,832	(16,155,587)	15,922,245	171,063,034
GE Investments Total Return Class 3 Shares	43,652,748	656,132	814,511	(158,379)	2,517,612	1,052,398	3,570,010	2,369,744	5,939,754	5,781,375	4,114,175	9,895,550	53,548,298
Huntington VA Balanced	24,762,869	488,013	354,515	133,498	229,648	747,404	977,052	2,143,564	3,120,616	3,254,114	(2,226,463)	1,027,651	25,790,520
Huntington VA Dividend Capture	3,013,918	120,853	51,612	69,241	—	53,067	53,067	486,770	539,837	609,078	543,884	1,152,962	4,166,880
Huntington VA Growth	519,888	6,252	8,008	(1,756)	—	20,849	20,849	145,366	166,215	164,459	(19,034)	145,425	665,313
Huntington VA Income Equity	191,077	8,926	2,988	5,938	—	10,250	10,250	28,109	38,359	44,297	(2,195)	42,102	233,179

See Accompanying Notes.

(1)	See Footnote 1

15

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Years Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
Huntington VA International Equity	$2,777,709	$43,723	$41,391	$2,332	$—	$67,775	$67,775	$521,874	$589,649	$591,981	$(81,337)	$510,644	$3,288,353
Huntington VA Mid Corp America	1,067,704	10,372	16,923	(6,551)	78,733	52,121	130,854	197,726	328,580	322,029	(20,118)	301,911	1,369,615
Huntington VA Mortgage Securities	1,371,155	34,914	18,395	16,519	—	2,083	2,083	(60,161)	(58,078)	(41,559)	(759)	(42,318)	1,328,837
Huntington VA Real Strategies	1,218,903	12,972	17,490	(4,518)	36,220	17,578	53,798	43,000	96,798	92,280	18,816	111,096	1,329,999
Huntington VA Rotating Markets	982,066	8,527	15,291	(6,764)	108,931	22,074	131,005	98,812	229,817	223,053	(7,909)	215,144	1,197,210
Huntington VA Situs	3,678,626	14,580	59,071	(44,491)	—	151,598	151,598	1,026,139	1,177,737	1,133,246	90,360	1,223,606	4,902,232
Invesco V.I. American Franchise Series II Shares	8,390,522	22,852	136,825	(113,973)	—	102,219	102,219	3,027,860	3,130,079	3,016,106	(750,249)	2,265,857	10,656,379
Invesco V.I. Value Opportunities Series II Shares	25,580,729	330,851	409,352	(78,501)	—	1,887,915	1,887,915	5,737,462	7,625,377	7,546,876	(3,487,791)	4,059,085	29,639,814
Janus Aspen - Enterprise Service Shares	21,633,510	85,069	343,615	(258,546)	—	1,605,443	1,605,443	4,772,783	6,378,226	6,119,680	(2,963,850)	3,155,830	24,789,340
Janus Aspen - Global Research Service Shares	41,538,639	464,840	637,466	(172,626)	—	2,338,550	2,338,550	7,895,653	10,234,203	10,061,577	(7,150,871)	2,910,706	44,449,345
Janus Aspen - Perkins Mid Cap Value Service Shares	3,500,990	40,082	53,389	(13,307)	70,142	97,125	167,267	634,219	801,486	788,179	(468,437)	319,742	3,820,732
MFS® New Discovery Service Class	68,911,525	—	1,117,536	(1,117,536)	626,688	1,257,374	1,884,062	23,825,348	25,709,410	24,591,874	(12,968,447)	11,623,427	80,534,952
MFS® Total Return Service Class	76,287,748	1,278,111	1,148,537	129,574	—	582,687	582,687	11,600,358	12,183,045	12,312,619	(9,334,615)	2,978,004	79,265,752
NVIT Developing Markets Class II Shares	60,334	380	244	136	—	(3,464)	(3,464)	546	(2,918)	(2,782)	(30,556)	(33,338)	26,996
TA Aegon High Yield Bond Initial Class	123,537,535	6,650,860	1,739,231	4,911,629	—	1,471,648	1,471,648	(560,559)	911,089	5,822,718	(14,371,192)	(8,548,474)	114,989,061
TA Aegon High Yield Bond Service Class	93,495,432	6,411,766	1,700,723	4,711,043	—	3,011,458	3,011,458	(2,201,094)	810,364	5,521,407	48,116,709	53,638,116	147,133,548

See Accompanying Notes.

(1)	See Footnote 1

16

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Years Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA Aegon Money Market Initial Class	$147,358,506	$7,096	$2,045,232	$(2,038,136)	$—	$—	$—	$—	$—	$(2,038,136)	$(10,921,635)	$(12,959,771)	$134,398,735
TA Aegon Money Market Service Class	281,054,359	16,437	4,704,282	(4,687,845)	—	—	—	—	—	(4,687,845)	36,900,165	32,212,320	313,266,679
TA Aegon Tactical Vanguard ETF - Balanced Service Class	290,136,478	3,381,771	7,681,245	(4,299,474)	3,548,837	2,584,912	6,133,749	49,750,568	55,884,317	51,584,843	586,368,028	637,952,871	928,089,349
TA Aegon Tactical Vanguard ETF - Conservative Service Class	231,402,059	3,339,802	4,036,014	(696,212)	3,773,193	3,650,537	7,423,730	8,912,601	16,336,331	15,640,119	92,134,690	107,774,809	339,176,868
TA Aegon Tactical Vanguard ETF - Growth Service Class	181,159,665	2,839,660	4,322,050	(1,482,390)	—	4,060,303	4,060,303	38,464,275	42,524,578	41,042,188	228,314,626	269,356,814	450,516,479
TA Aegon U.S. Government Securities Initial Class	122,675,859	2,259,290	1,512,682	746,608	2,114,119	172,303	2,286,422	(7,109,183)	(4,822,761)	(4,076,153)	(30,291,214)	(34,367,367)	88,308,492
TA Aegon U.S. Government Securities Service Class	434,585,330	6,108,176	4,830,019	1,278,157	6,770,247	(12,003,563)	(5,233,316)	(11,106,225)	(16,339,541)	(15,061,384)	(198,103,507)	(213,164,891)	221,420,439
TA AllianceBernstein Dynamic Allocation Initial Class	26,950,888	308,473	389,803	(81,330)	—	969,423	969,423	573,808	1,543,231	1,461,901	(1,909,534)	(447,633)	26,503,255
TA AllianceBernstein Dynamic Allocation Service Class	289,207,913	3,053,110	4,416,102	(1,362,992)	—	3,294,301	3,294,301	14,110,409	17,404,710	16,041,718	16,749,438	32,791,156	321,999,069
TA Asset Allocation - Conservative Initial Class	325,902,062	9,345,092	4,475,620	4,869,472	460,987	11,946,578	12,407,565	5,264,999	17,672,564	22,542,036	(58,981,909)	(36,439,873)	289,462,189
TA Asset Allocation - Conservative Service Class	1,109,383,355	31,970,897	15,988,463	15,982,434	1,706,746	36,531,944	38,238,690	25,034,570	63,273,260	79,255,694	(77,290,750)	1,964,944	1,111,348,299
TA Asset Allocation - Growth Initial Class	304,794,406	4,140,466	5,032,551	(892,085)	—	(3,390,340)	(3,390,340)	80,315,684	76,925,344	76,033,259	6,226,595	82,259,854	387,054,260
TA Asset Allocation - Growth Service Class	142,775,685	1,682,252	2,452,087	(769,835)	—	6,671,581	6,671,581	30,036,591	36,708,172	35,938,337	7,975,582	43,913,919	186,689,604
TA Asset Allocation - Moderate Initial Class	605,408,440	14,935,196	9,022,936	5,912,260	—	(3,040,451)	(3,040,451)	65,307,329	62,266,878	68,179,138	(61,968,901)	6,210,237	611,618,677
TA Asset Allocation - Moderate Service Class	3,002,243,579	83,378,287	50,797,394	32,580,893	—	(6,844,394)	(6,844,394)	366,666,700	359,822,306	392,403,199	779,188,960	1,171,592,159	4,173,835,738
TA Asset Allocation - Moderate Growth Initial Class	658,658,023	15,494,440	10,125,439	5,369,001	—	(10,684,167)	(10,684,167)	116,281,977	105,597,810	110,966,811	(59,148,521)	51,818,290	710,476,313

See Accompanying Notes.

(1)	See Footnote 1

17

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Years Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA Asset Allocation - Moderate Growth Service Class	$2,923,286,005	$66,930,512	$47,697,618	$19,232,894	$—	$(22,479,069)	$(22,479,069)	$511,253,229	$488,774,160	$508,007,054	$72,044,540	$580,051,594	$3,503,337,599
TA Barrow Hanley Dividend Focused Initial Class	390,319,419	9,786,389	6,221,646	3,564,743	—	15,662,606	15,662,606	86,479,932	102,142,538	105,707,281	(42,265,357)	63,441,924	453,761,343
TA Barrow Hanley Dividend Focused Service Class	84,450,060	2,212,026	1,537,056	674,970	—	4,397,626	4,397,626	19,589,235	23,986,861	24,661,831	12,636,353	37,298,184	121,748,244
TA BlackRock Global Allocation Service Class	1,129,271,147	13,394,060	18,572,188	(5,178,128)	9,842,412	15,013,786	24,856,198	122,913,546	147,769,744	142,591,616	(5,749,816)	136,841,800	1,266,112,947
TA BlackRock Tactical Allocation Service Class	722,967,466	12,285,356	13,411,525	(1,126,169)	14,368,468	11,080,813	25,449,281	68,885,579	94,334,860	93,208,691	269,551,950	362,760,641	1,085,728,107
TA BNP Paribas Large Cap Growth Initial Class	165,724,726	1,720,004	2,593,614	(873,610)	—	11,610,800	11,610,800	37,998,096	49,608,896	48,735,286	(19,746,449)	28,988,837	194,713,563
TA BNP Paribas Large Cap Growth Service Class	21,586,847	217,130	424,765	(207,635)	—	2,030,905	2,030,905	5,579,284	7,610,189	7,402,554	5,011,722	12,414,276	34,001,123
TA Clarion Global Real Estate Securities Initial Class	57,605,091	3,228,116	869,414	2,358,702	—	616,470	616,470	(1,760,880)	(1,144,410)	1,214,292	(1,756,768)	(542,476)	57,062,615
TA Clarion Global Real Estate Securities Service Class	56,463,326	3,324,482	954,844	2,369,638	—	1,248,242	1,248,242	(2,825,490)	(1,577,248)	792,390	10,257,678	11,050,068	67,513,394
TA Hanlon Income Service Class	186,371,405	6,394,922	2,297,159	4,097,763	—	532,806	532,806	(2,570,431)	(2,037,625)	2,060,138	(50,466,229)	(48,406,091)	137,965,314
TA ING Balanced Allocation Service Class(1)	—	—	28,233	(28,233)	—	(362)	(362)	329,870	329,508	301,275	6,878,110	7,179,385	7,179,385
TA ING Conservative Allocation Service Class(1)	—	—	3,645	(3,645)	—	102	102	32,797	32,899	29,254	943,194	972,448	972,448
TA ING Intermediate Bond Service Class(1)	—	—	346	(346)	—	(6)	(6)	71	65	(281)	89,026	88,745	88,745
TA ING Large Cap Growth Service Class(1)	—	—	160	(160)	—	88	88	3,682	3,770	3,610	35,013	38,623	38,623
TA ING Limited Maturity Bond Service Class(1)	—	—	1,887	(1,887)	—	10	10	1,551	1,561	(326)	422,482	422,156	422,156
TA ING Mid Cap Opportunities Service Class(1)	—	—	488	(488)	—	159	159	8,845	9,004	8,516	118,885	127,401	127,401

See Accompanying Notes.

(1)	See Footnote 1

18

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Years Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA ING Moderate Growth Allocation Service Class(1)	$—	$—	$11,903	$(11,903)	$—	$5,421	$5,421	$184,066	$189,487	$177,584	$3,151,583	$3,329,167	$3,329,167
TA International Moderate Growth Initial Class	73,383	1,579	344	1,235	—	(177)	(177)	7,829	7,652	8,887	(926)	7,961	81,344
TA International Moderate Growth Service Class	421,817,595	8,958,708	7,160,082	1,798,626	—	(1,469,530)	(1,469,530)	48,978,256	47,508,726	49,307,352	68,972,508	118,279,860	540,097,455
TA Janus Balanced Service Class	77,245,177	1,039,047	1,929,947	(890,900)	—	1,036,460	1,036,460	20,685,587	21,722,047	20,831,147	104,007,017	124,838,164	202,083,341
TA Jennison Growth Initial Class	173,130,001	496,861	2,734,663	(2,237,802)	14,342,103	5,228,614	19,570,717	41,016,400	60,587,117	58,349,315	(16,265,939)	42,083,376	215,213,377
TA Jennison Growth Service Class	37,902,871	29,180	668,911	(639,731)	3,439,088	1,502,739	4,941,827	9,297,519	14,239,346	13,599,615	3,495,778	17,095,393	54,998,264
TA JPMorgan Core Bond Service Class	78,449,061	2,363,935	1,217,767	1,146,168	—	(14,083)	(14,083)	(4,195,770)	(4,209,853)	(3,063,685)	15,237,242	12,173,557	90,622,618
TA JPMorgan Enhanced Index Initial Class	74,350,888	576,790	1,260,624	(683,834)	600,259	2,214,008	2,814,267	20,943,492	23,757,759	23,073,925	3,235,840	26,309,765	100,660,653
TA JPMorgan Enhanced Index Service Class	7,225,436	63,187	185,418	(122,231)	84,129	577,411	661,540	2,636,605	3,298,145	3,175,914	10,540,444	13,716,358	20,941,794
TA JPMorgan Mid Cap Value Service Class	46,730,625	285,263	1,073,090	(787,827)	901,136	3,995,185	4,896,321	13,538,230	18,434,551	17,646,724	28,342,727	45,989,451	92,720,076
TA JPMorgan Tactical Allocation Service Class	298,886,788	4,365,125	5,831,944	(1,466,819)	—	3,214,197	3,214,197	14,334,362	17,548,559	16,081,740	232,020,320	248,102,060	546,988,848
TA Legg Mason Dynamic Allocation - Balanced Service Class	69,030,904	471,049	2,790,058	(2,319,009)	85,309	810,567	895,876	16,708,015	17,603,891	15,284,882	281,526,457	296,811,339	365,842,243
TA Legg Mason Dynamic Allocation - Growth Service Class	20,178,001	155,161	1,050,766	(895,605)	15,760	1,121,815	1,137,575	9,014,892	10,152,467	9,256,862	114,788,751	124,045,613	144,223,614
TA Madison Balanced Allocation Service Class	29,065,560	483,059	595,187	(112,128)	719,620	94,212	813,832	4,238,082	5,051,914	4,939,786	30,558,819	35,498,605	64,564,165
TA Madison Conservative Allocation Service Class	35,499,752	625,611	690,066	(64,455)	462,062	205,436	667,498	1,985,661	2,653,159	2,588,704	26,010,274	28,598,978	64,098,730
TA Madison Diversified Income Service Class	46,510,212	245,908	928,664	(682,756)	49,332	744,097	793,429	4,687,545	5,480,974	4,798,218	34,717,501	39,515,719	86,025,931

See Accompanying Notes.

(1)	See Footnote 1

19

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Years Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA Market Participation Strategy Service Class	$16,565,111	$—	$1,102,988	$(1,102,988)	$7,195	$326,345	$333,540	$11,674,899	$12,008,439	$10,905,451	$144,748,917	$155,654,368	$172,219,479
TA MFS International Equity Initial Class	72,937,715	926,046	1,161,126	(235,080)	—	1,052,894	1,052,894	11,377,126	12,430,020	12,194,940	3,529,452	15,724,392	88,662,107
TA MFS International Equity Service Class	29,441,850	428,787	596,682	(167,895)	—	1,020,746	1,020,746	5,271,663	6,292,409	6,124,514	16,716,522	22,841,036	52,282,886
TA Morgan Stanley Capital Growth Initial Class	92,810,047	696,858	1,526,810	(829,952)	456,779	(1,322,971)	(866,192)	41,573,803	40,707,611	39,877,659	(10,497,067)	29,380,592	122,190,639
TA Morgan Stanley Capital Growth Service Class	14,654,467	99,500	287,711	(188,211)	87,129	82,115	169,244	7,635,694	7,804,938	7,616,727	8,261,187	15,877,914	30,532,381
TA Morgan Stanley Mid-Cap Growth Initial Class	88,377,560	792,838	1,439,648	(646,810)	1,984,527	5,249,111	7,233,638	24,383,757	31,617,395	30,970,585	(10,544,516)	20,426,069	108,803,629
TA Morgan Stanley Mid-Cap Growth Service Class	43,649,147	306,229	761,971	(455,742)	1,053,845	860,199	1,914,044	14,695,375	16,609,419	16,153,677	7,167,324	23,321,001	66,970,148
TA Multi-Managed Balanced Initial Class	44,551,745	861,065	755,424	105,641	1,765,794	1,220,900	2,986,694	4,715,455	7,702,149	7,807,790	8,501,282	16,309,072	60,860,817
TA Multi-Managed Balanced Service Class	160,467,731	2,839,086	2,774,996	64,090	6,550,032	4,972,259	11,522,291	15,962,519	27,484,810	27,548,900	21,504,922	49,053,822	209,521,553
TA Multi-Manager Alt Strategies Service Class(1)	—	—	14	(14)	—	—	—	526	526	512	35,303	35,815	35,815
TA PIMCO Real Return TIPS Service Class	154,482,171	524,783	2,284,302	(1,759,519)	5,674,143	(1,435,918)	4,238,225	(21,238,588)	(17,000,363)	(18,759,882)	11,205,488	(7,554,394)	146,927,777
TA PIMCO Tactical - Balanced Service Class	66,584,229	1,122,620	2,318,116	(1,195,496)	—	302,753	302,753	17,418,227	17,720,980	16,525,484	205,223,636	221,749,120	288,333,349
TA PIMCO Tactical - Conservative Service Class	41,475,616	470,790	965,221	(494,431)	—	(342,182)	(342,182)	5,106,037	4,763,855	4,269,424	42,258,394	46,527,818	88,003,434
TA PIMCO Tactical - Growth Service Class	33,577,730	539,430	927,643	(388,213)	—	(89,432)	(89,432)	9,394,127	9,304,695	8,916,482	57,504,127	66,420,609	99,998,339
TA PIMCO Total Return Initial Class	368,216,199	6,645,421	4,745,947	1,899,474	3,776,731	5,379,595	9,156,326	(24,480,574)	(15,324,248)	(13,424,774)	(74,314,493)	(87,739,267)	280,476,932
TA PIMCO Total Return Service Class	888,810,204	18,135,119	12,954,448	5,180,671	11,349,524	215,765	11,565,289	(56,727,269)	(45,161,980)	(39,981,309)	18,646,221	(21,335,088)	867,475,116

See Accompanying Notes.

(1)	See Footnote 1

20

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Years Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA ProFunds UltraBear Service Class (OAM)	$90,929,238	$—	$545,172	$(545,172)	$—	$(39,127,242)	$(39,127,242)	$11,533,184	$(27,594,058)	$(28,139,230)	$(44,713,970)	$(72,853,200)	$18,076,038
TA Systematic Small/Mid Cap Value Initial Class	144,509,630	650,290	2,269,027	(1,618,737)	312,745	5,109,972	5,422,717	42,724,985	48,147,702	46,528,965	(20,187,554)	26,341,411	170,851,041
TA Systematic Small/Mid Cap Value Service Class	50,307,310	195,649	957,928	(762,279)	133,896	(301,832)	(167,936)	19,334,267	19,166,331	18,404,052	9,686,033	28,090,085	78,397,395
TA T. Rowe Price Small Cap Initial Class	93,134,478	83,479	1,660,143	(1,576,664)	4,833,190	4,806,259	9,639,449	31,230,439	40,869,888	39,293,224	1,353,667	40,646,891	133,781,369
TA T. Rowe Price Small Cap Service Class	59,705,218	—	1,298,714	(1,298,714)	3,846,793	3,030,524	6,877,317	23,859,955	30,737,272	29,438,558	26,859,331	56,297,889	116,003,107
TA TS&W International Equity Initial Class	82,100,458	2,049,539	1,279,867	769,672	—	(2,777,869)	(2,777,869)	19,977,807	17,199,938	17,969,610	(2,595,273)	15,374,337	97,474,795
TA TS&W International Equity Service Class	15,587,968	418,058	283,706	134,352	—	562,542	562,542	3,213,248	3,775,790	3,910,142	5,815,733	9,725,875	25,313,843
TA Vanguard ETF - Aggressive Growth Service Class	77,677,979	1,163,663	1,404,400	(240,737)	830,050	2,941,141	3,771,191	20,549,174	24,320,365	24,079,628	42,992,198	67,071,826	144,749,805
TA Vanguard ETF - Balanced Service Class	1,281,462,055	22,245,021	24,968,191	(2,723,170)	27,564,718	14,535,905	42,100,623	139,531,433	181,632,056	178,908,886	1,206,064,393	1,384,973,279	2,666,435,334
TA Vanguard ETF - Conservative Service Class	366,004,420	6,085,058	6,009,555	75,503	6,850,824	5,969,847	12,820,671	13,756,420	26,577,091	26,652,594	126,981,966	153,634,560	519,638,980
TA Vanguard ETF - Growth Service Class	1,050,069,328	19,248,042	20,324,207	(1,076,165)	31,087,289	18,780,308	49,867,597	183,110,448	232,978,045	231,901,880	727,507,341	959,409,221	2,009,478,549
TA WMC Diversified Growth Initial Class	261,805,432	2,942,113	4,110,417	(1,168,304)	—	3,842,271	3,842,271	72,779,834	76,622,105	75,453,801	(31,760,551)	43,693,250	305,498,682
TA WMC Diversified Growth Service Class	40,001,799	395,127	741,880	(346,753)	—	1,518,770	1,518,770	11,855,906	13,374,676	13,027,923	8,023,970	21,051,893	61,053,692
Vanguard® Equity Index	531,667	9,117	3,361	5,756	12,728	49,217	61,945	73,635	135,580	141,336	(94,568)	46,768	578,435
Vanguard® International	519,017	7,124	3,128	3,996	—	3,236	3,236	93,636	96,872	100,868	(81,181)	19,687	538,704
Vanguard® Mid-Cap Index	325,310	3,344	2,039	1,305	10,450	8,031	18,481	74,031	92,512	93,817	(78,205)	15,612	340,922

See Accompanying Notes.

(1)	See Footnote 1

21

Transamerica Life Insurance Company

Separate Account VA B

Statements of Operations and Change in Net Assets

Years Ended December 31, 2013, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
Vanguard® REIT Index	$158,685	$2,750	$937	$1,813	$3,289	$9,759	$13,048	$(12,719)	$329	$2,142	$(2,133)	$9	$158,694
Vanguard® Short-Term Investment Grade	1,731,237	30,721	9,931	20,790	11,766	16,179	27,945	(38,773)	(10,828)	9,962	132,078	142,040	1,873,277
Vanguard® Total Bond Market Index	1,501,688	36,935	6,919	30,016	16,415	(14,492)	1,923	(66,827)	(64,904)	(34,888)	(666,936)	(701,824)	799,864
Wanger International	188,772	6,187	1,217	4,970	14,665	(6,206)	8,459	28,673	37,132	42,102	73,520	115,622	304,394
Wanger USA	112,860	172	690	(518)	10,883	2,483	13,366	23,476	36,842	36,324	(9,460)	26,864	139,724

See Accompanying Notes.

(1)	See Footnote 1

22

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Organization

Separate Account VA B (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Transamerica Variable Annuity Series, MEMBERS® Variable Annuity Series, Partners Variable Annuity Series, Transamerica LandmarkSM Variable Annuity, MEMBERS® LandmarkSM Variable Annuity, Transamerica FreedomSM Variable Annuity, MEMBERS® FreedomSM Variable Annuity, Transamerica Advisor Elite II, Transamerica Income EliteSM II, Transamerica AxiomSM II, Transamerica PrincipiumSM III, Transamerica Retirement Income Plus, Transamerica Variable Annuity O-Share, Transamerica ABC Variable Annuity Series, Transamerica 123 Variable Annuity, Transamerica ExtraSM Variable Annuity, MEMBERS® ExtraSM Variable Annuity, Transamerica LibertySSM Variable Annuity, MEMBERS® LibertySM Variable Annuity, Transamerica Advisor EliteSM Variable Annuity, Income EliteSM Variable Annuity, Transamerica AxiomSM Variable Annuity, and Transamerica PrincipiumSM II Variable Annuity.

The TA Profunds UltraBear-Open Allocation Method-Service Class (OAM) is included in the subaccount listing only to facilitate a contract owner purchase option.

Effective May 1, 2013, TLIC consolidated the Separate Account with Separate Account VA C, Separate Account VA M, Separate Account VA W, Separate Account VA X, Separate Account VA Y, and Separate Account VA EE of TLIC (collectively, the Merged Separate Accounts), with the Separate Account being the surviving separate account. This results in the financial statements of the Merged Separate Accounts being combined with the financial statements of the Separate Account with all periods presented reflecting the consolidation transaction. In effect, the consolidation resulted in the transfer of the subaccounts of the Merged Separate Accounts into the Separate Account.

In the prior year, both Service Class and Initial Class were presented together within one subaccount. For the current year presentation, Service Class and Initial Class shares have been restated and now are reflected separately.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AllianceBernstein Variable Products Series Fund, Inc.	AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Balanced Wealth Strategy Class B Shares	AllianceBernstein Balanced Wealth Strategy Portfolio Class B Shares
AllianceBernstein Growth and Income Class B Shares	AllianceBernstein Growth and Income Portfolio Class B Shares
AllianceBernstein Large Cap Growth Class B Shares	AllianceBernstein Large Cap Growth Portfolio Class B Shares
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Asset Allocation Class 2 Shares	American Funds - Asset Allocation Fund Class 2 Shares
American Funds - Bond Class 2 Shares	American Funds - Bond Fund Class 2 Shares
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
BlackRock Variable Series Funds, Inc.	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class I Shares	BlackRock Basic Value V.I. Fund Class I Shares
BlackRock Global Allocation V.I. Class I Shares	BlackRock Global Allocation V.I. Fund Class I Shares
BlackRock High Yield V.I. Class I Shares	BlackRock High Yield V.I. Fund Class I Shares

23

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Balanced Service Class 2	Fidelity® VIP Balanced Service Portfolio Class 2
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Initial Class	Fidelity® VIP Equity-Income Portfolio Initial Class
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Initial Class	Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP Growth Service Class 2	Fidelity® VIP Growth Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class
Fidelity® VIP Mid Cap Service Class 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fidelity® VIP Value Strategies Initial Class	Fidelity® VIP Value Strategies Portfolio Initial Class
Fidelity® VIP Value Strategies Service Class 2	Fidelity® VIP Value Strategies Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Income Securities Class 2 Shares	Franklin Income Securities Fund Class 2 Shares
Franklin Mutual Shares Securities Class 2 Shares	Franklin Mutual Shares Securities Fund Class 2 Shares
Franklin Templeton Foreign Securities Class 2 Shares	Franklin Templeton Foreign Securities Fund Class 2 Shares
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	Franklin Templeton VIP Founding Funds Allocation Fund Class 4 Shares
GE Investments Funds, Inc.	GE Investments Funds, Inc.
GE Investments Total Return Class 3 Shares	GE Investments Total Return Fund Class 3 Shares
The Huntington Funds	The Huntington Funds
Huntington VA Balanced	Huntington VA Balanced Fund
Huntington VA Dividend Capture	Huntington VA Dividend Capture Fund
Huntington VA Growth	Huntington VA Growth Fund
Huntington VA Income Equity	Huntington VA Income Equity Fund
Huntington VA International Equity	Huntington VA International Equity Fund
Huntington VA Mid Corp America	Huntington VA Mid Corp America Fund
Huntington VA Mortgage Securities	Huntington VA Mortgage Securities Fund
Huntington VA Real Strategies	Huntington VA Real Strategies Fund
Huntington VA Rotating Markets	Huntington VA Rotating Markets Fund
Huntington VA Situs	Huntington VA Situs Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Series II Shares	Invesco V.I. American Franchise Fund Series II Shares
Invesco V.I. Value Opportunities Series II Shares	Invesco V.I. Value Opportunities Fund Series II Shares
Janus Aspen - Enterprise Service Shares	Janus Aspen - Enterprise Fund Service Shares
Janus Aspen Series	Janus Aspen Series
Janus Aspen - Enterprise Service Shares	Janus Aspen - Enterprise Portfolio Service Shares
Janus Aspen - Global Research Service Shares	Janus Aspen - Global Research Portfolio Service Shares
Janus Aspen - Perkins Mid Cap Value Service Shares	Janus Aspen - Perkins Mid Cap Value Portfolio Service Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® New Discovery Service Class	MFS® New Discovery Service Class
MFS® Total Return Service Class	MFS® Total Return Service Class

24

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Nationwide Variable Insurance Trust	Nationwide Variable Insurance Trust
NVIT Developing Markets Class II Shares	NVIT Developing Markets Fund Class II Shares
Transamerica Series Trust	Transamerica Series Trust
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon High Yield Bond Service Class	Transamerica Aegon High Yield Bond VP Service Class
TA Aegon Money Market Initial Class	Transamerica Aegon Money Market VP Initial Class
TA Aegon Money Market Service Class	Transamerica Aegon Money Market VP Service Class
Transamerica Series Trust	Transamerica Series Trust
TA Aegon Tactical Vanguard ETF - Balanced Service Class	Transamerica Aegon Active Asset Allocation - Moderate VP Service Class
TA Aegon Tactical Vanguard ETF - Conservative Service Class	Transamerica Aegon Active Asset Allocation - Conservative VP Service Class
TA Aegon Tactical Vanguard ETF - Growth Service Class	Transamerica Aegon Active Asset Allocation - Moderate Growth VP Service Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Aegon U.S. Government Securities Service Class	Transamerica Aegon U.S. Government Securities VP Service Class
TA AllianceBernstein Dynamic Allocation Initial Class	Transamerica AllianceBernstein Dynamic Allocation VP Initial Class
TA AllianceBernstein Dynamic Allocation Service Class	Transamerica AllianceBernstein Dynamic Allocation VP Service Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Conservative Service Class	Transamerica Asset Allocation - Conservative VP Service Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Growth Service Class	Transamerica Asset Allocation - Growth VP Service Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Service Class	Transamerica Asset Allocation - Moderate VP Service Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Asset Allocation - Moderate Growth Service Class	Transamerica Asset Allocation - Moderate Growth VP Service Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class
TA BlackRock Global Allocation Service Class	Transamerica BlackRock Global Allocation VP Service Class
TA BlackRock Tactical Allocation Service Class	Transamerica BlackRock Tactical Allocation VP Service Class
TA BNP Paribas Large Cap Growth Initial Class	Transamerica BNP Paribas Large Cap Growth VP Initial Class
TA BNP Paribas Large Cap Growth Service Class	Transamerica BNP Paribas Large Cap Growth VP Service Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA Clarion Global Real Estate Securities Service Class	Transamerica Clarion Global Real Estate Securities VP Service Class
TA Hanlon Income Service Class	Transamerica Hanlon Income VP Service Class
TA ING Balanced Allocation Service Class	Transamerica ING Balanced Allocation VP Service Class
TA ING Conservative Allocation Service Class	Transamerica ING Conservative Allocation VP Service Class
TA ING Intermediate Bond Service Class	Transamerica ING Intermediate Bond VP Service Class
TA ING Large Cap Growth Service Class	Transamerica ING Large Cap Growth VP Service Class
TA ING Limited Maturity Bond Service Class	Transamerica ING Limited Maturity Bond VP Service Class
TA ING Mid Cap Opportunities Service Class	Transamerica ING Mid Cap Opportunities VP Service Class
TA ING Moderate Growth Allocation Service Class	Transamerica ING Moderate Growth Allocation VP Service Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class

25

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA International Moderate Growth Service Class	Transamerica International Moderate Growth VP Service Class
TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA Jennison Growth Service Class	Transamerica Jennison Growth VP Service Class
TA JPMorgan Core Bond Service Class	Transamerica JPMorgan Core Bond VP Service Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Enhanced Index Service Class	Transamerica JPMorgan Enhanced Index VP Service Class
TA JPMorgan Mid Cap Value Service Class	Transamerica JPMorgan Mid Cap Value VP Service Class
TA JPMorgan Tactical Allocation Service Class	Transamerica JPMorgan Tactical Allocation VP Service Class
TA Legg Mason Dynamic Allocation - Balanced Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP Service Class
TA Legg Mason Dynamic Allocation - Growth Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP Service Class
TA Madison Balanced Allocation Service Class	Transamerica Madison Balanced Allocation VP Service Class
TA Madison Conservative Allocation Service Class	Transamerica Madison Conservative Allocation VP Service Class
TA Madison Diversified Income Service Class	Transamerica Madison Diversified Income VP Service Class
TA Market Participation Strategy Service Class	Transamerica Market Participation Strategy VP Service Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA MFS International Equity Service Class	Transamerica MFS International Equity VP Service Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Capital Growth Service Class	Transamerica Morgan Stanley Capital Growth VP Service Class
TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class
TA Morgan Stanley Mid-Cap Growth Service Class	Transamerica Morgan Stanley Mid-Cap Growth VP Service Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class
TA Multi-Manager Alt Strategies Service Class	Transamerica Multi-Manager Alt Strategies VP Service Class
TA PIMCO Real Return TIPS Service Class	Transamerica PIMCO Real Return TIPS VP Service Class
TA PIMCO Tactical - Balanced Service Class	Transamerica PIMCO Tactical - Balanced VP Service Class
TA PIMCO Tactical - Conservative Service Class	Transamerica PIMCO Tactical - Conservative VP Service Class
TA PIMCO Tactical - Growth Service Class	Transamerica PIMCO Tactical - Growth VP Service Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA PIMCO Total Return Service Class	Transamerica PIMCO Total Return VP Service Class
TA ProFunds UltraBear Service Class (OAM)	Transamerica ProFunds UltraBear VP Service Class (OAM)
TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class
TA Systematic Small/Mid Cap Value Service Class	Transamerica Systematic Small/Mid Cap Value VP Service Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA T. Rowe Price Small Cap Service Class	Transamerica T. Rowe Price Small Cap VP Service Class
TA TS&W International Equity Initial Class	Transamerica TS&W International Equity VP Initial Class
TA TS&W International Equity Service Class	Transamerica TS&W International Equity VP Service Class
TA Vanguard ETF - Aggressive Growth Service Class	Transamerica Vanguard ETF - Aggressive Growth VP Service Class
TA Vanguard ETF - Balanced Service Class	Transamerica Vanguard ETF - Balanced VP Service Class
TA Vanguard ETF - Conservative Service Class	Transamerica Vanguard ETF - Conservative VP Service Class

26

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Vanguard ETF - Growth Service Class	Transamerica Vanguard ETF - Growth VP Service Class
TA WMC Diversified Growth Initial Class	Transamerica WMC Diversified Growth VP Initial Class
TA WMC Diversified Growth Service Class	Transamerica WMC Diversified Growth VP Service Class
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® REIT Index	Vanguard® REIT Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA Multi-Manager Alt Strategies Service Class	November 4, 2013
TA ING Balanced Allocation Service Class	May 1, 2013
TA ING Conservative Allocation Service Class	May 1, 2013
TA ING Intermediate Bond Service Class	May 1, 2013
TA ING Large Cap Growth Service Class	May 1, 2013
TA ING Limited Maturity Bond Service Class	May 1, 2013
TA ING Mid Cap Opportunities Service Class	May 1, 2013
TA ING Moderate Growth Allocation Service Class	May 1, 2013
TA Market Participation Strategy Service Class	September 17, 2012
TA Legg Mason Dynamic Allocation - Balanced Service Class	May 1, 2012
TA Legg Mason Dynamic Allocation - Growth Service Class	May 1, 2012
Invesco V.I. American Franchise Series II Shares	April 27, 2012
TA PIMCO Real Return TIPS Service Class	May 2, 2011
TA Madison Balanced Allocation Service Class	May 2, 2011
TA Madison Conservative Allocation Service Class	May 2, 2011
TA Madison Diversified Income Service Class	May 2, 2011
TA Aegon Tactical Vanguard ETF - Balanced Service Class	May 2, 2011
TA Aegon Tactical Vanguard ETF - Conservative Service Class	May 2, 2011
TA Aegon Tactical Vanguard ETF - Growth Service Class	May 2, 2011
TA JPMorgan Core Bond Service Class	May 2, 2011
TA JPMorgan Tactical Allocation Service Class	May 2, 2011
American Funds - Asset Allocation Class 2 Shares	November 19, 2009
American Funds - Bond Class 2 Shares	November 19, 2009
American Funds - Growth Class 2 Shares	November 19, 2009
American Funds - Growth-Income Class 2 Shares	November 19, 2009
American Funds - International Class 2 Shares	November 19, 2009

27

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
GE Investments Total Return Class 3 Shares	November 19, 2009
TA Hanlon Income Service Class	November 19, 2009
TA Janus Balanced Service Class	November 19, 2009
TA PIMCO Tactical - Balanced Service Class	November 19, 2009
TA PIMCO Tactical - Conservative Service Class	November 19, 2009
TA PIMCO Tactical - Growth Service Class	November 19, 2009
TA Vanguard ETF - Aggressive Growth Service Class	November 19, 2009
TA Vanguard ETF - Conservative Service Class	November 19, 2009
TA JPMorgan Mid Cap Value Service Class	November 19, 2009
TA BlackRock Global Allocation Service Class	May 1, 2009
TA BlackRock Tactical Allocation Service Class	May 1, 2009
TA ProFunds UltraBear Service Class (OAM)	May 1, 2009

The following subaccount name changes were made effective during the fiscal year ended December 31, 2013:

Subaccount	Formerly
Invesco V.I. American Franchise Series II Shares	Invesco Van Kampen V.I. American Franchise Series II Shares
Invesco V.I. Value Opportunities Series II Shares	Invesco Van Kampen V.I. Value Opportunities Series II Shares
Janus Aspen - Global Research Service Shares	Janus Aspen - Worldwide Service Shares
TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Large Cap Value Initial Class
TA Barrow Hanley Dividend Focused Service Class	TA BlackRock Large Cap Value Service Class
TA BNP Paribas Large Cap Growth Initial Class	TA Multi Managed Large Cap Core Initial Class
TA BNP Paribas Large Cap Growth Service Class	TA Multi Managed Large Cap Core Service Class
TA TS&W International Equity Initial Class	TA Morgan Stanley Active International Initial Class
TA TS&W International Equity Service Class	TA Morgan Stanley Active International Service Class
TA Vanguard ETF - Aggressive Growth Service Class	TA Vanguard ETF Index - Aggressive Growth Service Class
TA Vanguard ETF - Balanced Service Class	TA Vanguard ETF Index - Balanced Service Class
TA Vanguard ETF - Conservative Service Class	TA Vanguard ETF Index - Conservative Service Class
TA Vanguard ETF - Growth Service Class	TA Vanguard ETF Index - Growth Service Class

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount
Huntington VA Dividend Capture	Huntington VA Macro 100
TA Vanguard ETF - Growth Service Class	TA Efficient Markets Service Class

28

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2013.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

29

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2013 were as follows:

Subaccount	Purchases	Sales
AllianceBernstein Balanced Wealth Strategy Class B Shares	$20,085,100	$10,688,608
AllianceBernstein Growth and Income Class B Shares	52,428,258	19,546,293
AllianceBernstein Large Cap Growth Class B Shares	128,877	4,380,124
American Funds - Asset Allocation Class 2 Shares	132,777,477	24,650,186
American Funds - Bond Class 2 Shares	38,798,580	25,342,924
American Funds - Growth Class 2 Shares	42,259,553	12,460,771
American Funds - Growth-Income Class 2 Shares	41,547,156	9,999,828
American Funds - International Class 2 Shares	27,757,346	8,948,255
BlackRock Basic Value V.I. Class I Shares	1,169,095	4,299,586
BlackRock Global Allocation V.I. Class I Shares	2,079,932	2,154,180
BlackRock High Yield V.I. Class I Shares	738,718	2,184,675
Fidelity® VIP Balanced Service Class 2	52,679,188	21,931,147
Fidelity® VIP Contrafund® Initial Class	566,811	31,297
Fidelity® VIP Contrafund® Service Class 2	51,859,267	35,700,795
Fidelity® VIP Equity-Income Initial Class	7,200	26,196
Fidelity® VIP Equity-Income Service Class 2	6,429,263	9,910,840
Fidelity® VIP Growth Initial Class	112	33,666
Fidelity® VIP Growth Service Class 2	411,510	7,978,863
Fidelity® VIP Growth Opportunities Service Class 2	70,583	275,091
Fidelity® VIP Mid Cap Initial Class	37,312	30,121
Fidelity® VIP Mid Cap Service Class 2	73,153,625	33,112,237
Fidelity® VIP Value Strategies Initial Class	36,719	15,346
Fidelity® VIP Value Strategies Service Class 2	32,515,795	18,101,487
Franklin Income Securities Class 2 Shares	9,184,901	25,284,924
Franklin Mutual Shares Securities Class 2 Shares	685,619	4,896,885
Franklin Templeton Foreign Securities Class 2 Shares	1,664,233	13,379,483
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	46,537,188	19,628,003
GE Investments Total Return Class 3 Shares	13,170,528	6,697,184
Huntington VA Balanced	1,480,032	3,342,902
Huntington VA Dividend Capture	974,184	361,058
Huntington VA Growth	49,915	70,699
Huntington VA Income Equity	34,162	30,411
Huntington VA International Equity	251,244	330,264
Huntington VA Mid Corp America	228,247	176,203
Huntington VA Mortgage Securities	114,606	98,850
Huntington VA Real Strategies	219,344	168,834

30

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

2. Investments (continued)

Subaccount	Purchases	Sales
Huntington VA Rotating Markets	$186,843	$92,587
Huntington VA Situs	428,054	382,194
Invesco V.I. American Franchise Series II Shares	43,988	908,200
Invesco V.I. Value Opportunities Series II Shares	453,025	4,019,293
Janus Aspen - Enterprise Service Shares	133,781	3,356,184
Janus Aspen - Global Research Service Shares	929,266	8,252,744
Janus Aspen - Perkins Mid Cap Value Service Shares	170,594	582,184
MFS® New Discovery Service Class	918,364	14,377,592
MFS® Total Return Service Class	1,767,475	10,972,387
NVIT Developing Markets Class II Shares	380	30,800
TA Aegon High Yield Bond Initial Class	23,821,160	33,280,777
TA Aegon High Yield Bond Service Class	101,568,089	48,740,402
TA Aegon Money Market Initial Class	71,088,691	84,048,856
TA Aegon Money Market Service Class	436,623,165	404,410,215
TA Aegon Tactical Vanguard ETF - Balanced Service Class	612,031,780	26,413,936
TA Aegon Tactical Vanguard ETF - Conservative Service Class	140,992,811	45,780,791
TA Aegon Tactical Vanguard ETF - Growth Service Class	254,772,315	27,940,011
TA Aegon U.S. Government Securities Initial Class	11,378,801	38,809,180
TA Aegon U.S. Government Securities Service Class	271,406,789	461,461,776
TA AllianceBernstein Dynamic Allocation Initial Class	3,308,016	5,298,853
TA AllianceBernstein Dynamic Allocation Service Class	57,300,794	41,914,437
TA Asset Allocation - Conservative Initial Class	27,075,418	80,726,321
TA Asset Allocation - Conservative Service Class	154,930,569	214,533,046
TA Asset Allocation - Growth Initial Class	41,237,036	35,902,246
TA Asset Allocation - Growth Service Class	37,203,472	29,997,661
TA Asset Allocation - Moderate Initial Class	40,155,935	96,212,187
TA Asset Allocation - Moderate Service Class	980,803,054	169,035,392
TA Asset Allocation - Moderate Growth Initial Class	43,991,471	97,771,589
TA Asset Allocation - Moderate Growth Service Class	407,456,651	316,180,998
TA Barrow Hanley Dividend Focused Initial Class	16,131,293	54,831,820
TA Barrow Hanley Dividend Focused Service Class	33,814,189	20,503,065
TA BlackRock Global Allocation Service Class	107,698,142	108,781,828
TA BlackRock Tactical Allocation Service Class	349,983,749	67,190,329
TA BNP Paribas Large Cap Growth Initial Class	7,040,548	27,660,636
TA BNP Paribas Large Cap Growth Service Class	12,102,526	7,298,423
TA Clarion Global Real Estate Securities Initial Class	11,563,260	10,961,361

31

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

2. Investments (continued)

Subaccount	Purchases	Sales
TA Clarion Global Real Estate Securities Service Class	$29,097,086	$16,469,775
TA Hanlon Income Service Class	13,744,511	60,112,865
TA ING Balanced Allocation Service Class	6,980,346	130,469
TA ING Conservative Allocation Service Class	945,536	5,987
TA ING Intermediate Bond Service Class	92,836	4,156
TA ING Large Cap Growth Service Class	37,396	2,543
TA ING Limited Maturity Bond Service Class	424,549	3,953
TA ING Mid Cap Opportunities Service Class	122,616	4,218
TA ING Moderate Growth Allocation Service Class	3,422,977	283,296
TA International Moderate Growth Initial Class	1,579	1,269
TA International Moderate Growth Service Class	107,349,364	36,578,742
TA Janus Balanced Service Class	114,300,673	11,184,404
TA Jennison Growth Initial Class	19,791,635	23,953,110
TA Jennison Growth Service Class	15,195,423	8,900,240
TA JPMorgan Core Bond Service Class	43,228,852	26,845,396
TA JPMorgan Enhanced Index Initial Class	12,915,372	9,763,173
TA JPMorgan Enhanced Index Service Class	14,143,124	3,640,795
TA JPMorgan Mid Cap Value Service Class	44,379,111	15,923,186
TA JPMorgan Tactical Allocation Service Class	268,306,607	37,752,792
TA Legg Mason Dynamic Allocation - Balanced Service Class	290,704,247	11,411,654
TA Legg Mason Dynamic Allocation - Growth Service Class	176,871,506	62,963,515
TA Madison Balanced Allocation Service Class	32,251,302	1,085,000
TA Madison Conservative Allocation Service Class	29,749,785	3,341,876
TA Madison Diversified Income Service Class	40,494,571	6,410,656
TA Market Participation Strategy Service Class	148,514,872	4,861,867
TA MFS International Equity Initial Class	12,658,535	9,364,108
TA MFS International Equity Service Class	24,194,977	7,646,075
TA Morgan Stanley Capital Growth Initial Class	5,777,170	16,647,506
TA Morgan Stanley Capital Growth Service Class	14,637,824	6,477,748
TA Morgan Stanley Mid-Cap Growth Initial Class	8,300,559	17,507,319
TA Morgan Stanley Mid-Cap Growth Service Class	22,845,345	15,079,927
TA Multi-Managed Balanced Initial Class	16,512,677	6,140,013
TA Multi-Managed Balanced Service Class	53,912,610	25,793,448
TA Multi-Manager Alt Strategies Service Class	35,492	204
TA PIMCO Real Return TIPS Service Class	61,467,635	46,347,514
TA PIMCO Tactical - Balanced Service Class	218,298,040	14,270,027

32

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

2. Investments (continued)

Subaccount	Purchases	Sales
TA PIMCO Tactical - Conservative Service Class	$56,984,292	$15,220,221
TA PIMCO Tactical - Growth Service Class	64,743,045	7,627,223
TA PIMCO Total Return Initial Class	22,740,051	91,378,712
TA PIMCO Total Return Service Class	222,404,932	187,229,755
TA ProFunds UltraBear Service Class (OAM)	46,796,649	92,055,825
TA Systematic Small/Mid Cap Value Initial Class	3,670,632	25,164,131
TA Systematic Small/Mid Cap Value Service Class	19,911,064	10,853,487
TA T. Rowe Price Small Cap Initial Class	21,150,213	16,539,876
TA T. Rowe Price Small Cap Service Class	44,990,966	15,583,525
TA TS&W International Equity Initial Class	11,008,074	12,833,721
TA TS&W International Equity Service Class	10,329,209	4,379,154
TA Vanguard ETF - Aggressive Growth Service Class	64,033,780	20,452,287
TA Vanguard ETF - Balanced Service Class	1,305,639,919	74,734,179
TA Vanguard ETF - Conservative Service Class	201,422,091	67,514,132
TA Vanguard ETF - Growth Service Class	827,807,371	70,288,807
TA WMC Diversified Growth Initial Class	7,142,663	40,071,399
TA WMC Diversified Growth Service Class	14,398,312	6,721,055
Vanguard® Equity Index	177,386	253,469
Vanguard® International	50,471	127,655
Vanguard® Mid-Cap Index	27,744	94,193
Vanguard® REIT Index	72,473	69,503
Vanguard® Short-Term Investment Grade	809,816	645,186
Vanguard® Total Bond Market Index	296,966	917,468
Wanger International	132,135	38,980
Wanger USA	13,526	12,620

33

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

3. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AllianceBernstein Balanced Wealth Strategy Class B Shares	2,685,826	581,459	3,267,285	4,361,879	(102,750)	4,259,129
AllianceBernstein Growth and Income Class B Shares	5,574,722	13,417,980	18,992,702	9,363,067	3,827,535	13,190,602
AllianceBernstein Large Cap Growth Class B Shares	16,338	(3,511,104)	(3,494,766)	(227)	(8,066,265)	(8,066,492)
American Funds - Asset Allocation Class 2 Shares	15,134,025	48,697,732	63,831,757	14,633,209	23,436,162	38,069,371
American Funds - Bond Class 2 Shares	14,590,507	(13,863,598)	726,909	27,144,572	10,288,674	37,433,246
American Funds - Growth Class 2 Shares	7,964,924	2,579,459	10,544,383	13,894,264	2,457,737	16,352,001
American Funds - Growth-Income Class 2 Shares	6,924,777	3,990,264	10,915,041	12,742,265	679,946	13,422,211
American Funds - International Class 2 Shares	6,090,335	3,271,536	9,361,871	10,798,524	(1,317,203)	9,481,321
BlackRock Basic Value V.I. Class I Shares	206,664	(1,691,994)	(1,485,330)	203,389	(3,103,658)	(2,900,269)
BlackRock Global Allocation V.I. Class I Shares	122,317	(522,920)	(400,603)	75,855	(1,975,891)	(1,900,036)
BlackRock High Yield V.I. Class I Shares	49,629	(907,282)	(857,653)	97,909	(55,356)	42,553
Fidelity® VIP Balanced Service Class 2	7,615,230	3,769,381	11,384,611	11,857,619	16,608,511	28,466,130
Fidelity® VIP Contrafund® Initial Class	48,377	21,259	69,636	29,079	(84,472)	(55,393)
Fidelity® VIP Contrafund® Service Class 2	11,134,820	(7,455,624)	3,679,196	22,297,226	(21,569,317)	727,909
Fidelity® VIP Equity-Income Initial Class	—	(21,108)	(21,108)	—	(114,960)	(114,960)
Fidelity® VIP Equity-Income Service Class 2	37,852	(5,936,901)	(5,899,049)	—	(13,998,563)	(13,998,563)
Fidelity® VIP Growth Initial Class	—	(28,142)	(28,142)	—	(589)	(589)
Fidelity® VIP Growth Service Class 2	56,635	(6,138,691)	(6,082,056)	(206,538)	(12,777,739)	(12,984,277)
Fidelity® VIP Growth Opportunities Service Class 2	12,924	(150,800)	(137,876)	36,813	(371,052)	(334,239)
Fidelity® VIP Mid Cap Initial Class	675	(5,945)	(5,270)	15,538	(48,796)	(33,258)
Fidelity® VIP Mid Cap Service Class 2	5,552,583	(4,695,819)	856,764	10,901,819	(17,265,243)	(6,363,424)
Fidelity® VIP Value Strategies Initial Class	2,175	(39)	2,136	9,053	(2,024)	7,029
Fidelity® VIP Value Strategies Service Class 2	5,172,335	2,256,520	7,428,855	5,721,621	(1,013,844)	4,707,777
Franklin Income Securities Class 2 Shares	800	(19,237,552)	(19,236,752)	21,788,968	(15,072,469)	6,716,499
Franklin Mutual Shares Securities Class 2 Shares	18,937	(4,226,751)	(4,207,814)	—	(9,372,080)	(9,372,080)
Franklin Templeton Foreign Securities Class 2 Shares	65	(12,204,310)	(12,204,245)	7,342,663	(15,991,688)	(8,649,025)
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	219,763	(9,893,711)	(9,673,948)	7,530,261	(13,186,835)	(5,656,574)

34

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
GE Investments Total Return Class 3 Shares	1,905,741	438,904	2,344,645	5,043,060	860,907	5,903,967
Huntington VA Balanced	464,030	(1,934,294)	(1,470,264)	1,314,630	(583,791)	730,839
Huntington VA Dividend Capture	174,018	288,445	462,463	561,445	637,225	1,198,670
Huntington VA Growth	18,251	(36,426)	(18,175)	108,453	7,487	115,940
Huntington VA Income Equity	16,619	(17,097)	(478)	63,068	28,323	91,391
Huntington VA International Equity	88,086	(163,946)	(75,860)	272,813	219,874	492,687
Huntington VA Mid Corp America	65,547	(82,775)	(17,228)	106,868	214,382	321,250
Huntington VA Mortgage Securities	12,794	(14,332)	(1,538)	59,846	98,105	157,952
Huntington VA Real Strategies	126,981	(107,736)	19,245	214,678	102,031	316,709
Huntington VA Rotating Markets	17,336	(24,384)	(7,048)	136,974	103,975	240,949
Huntington VA Situs	122,871	(47,806)	75,065	331,778	367,581	699,360
Invesco V.I. American Franchise Series II Shares	13,088	(692,559)	(679,471)	57	8,709,151	8,709,208
Invesco V.I. Value Opportunities Series II Shares	—	(2,989,681)	(2,989,681)	—	(7,079,839)	(7,079,839)
Janus Aspen - Enterprise Service Shares	—	(2,398,272)	(2,398,272)	—	(6,186,503)	(6,186,503)
Janus Aspen - Global Research Service Shares	60,695	(7,842,788)	(7,782,093)	4,085	(16,969,489)	(16,965,404)
Janus Aspen - Perkins Mid Cap Value Service Shares	1,620	(263,244)	(261,624)	(19,386)	(288,251)	(307,637)
MFS® New Discovery Service Class	71,037	(7,089,132)	(7,018,095)	5,797,579	(11,626,998)	(5,829,419)
MFS® Total Return Service Class	55,526	(6,488,904)	(6,433,378)	—	(14,265,695)	(14,265,695)
NVIT Developing Markets Class II Shares	—	(42,575)	(42,575)	—	(33,800)	(33,800)
TA Aegon High Yield Bond Initial Class	1,315,031	(8,864,603)	(7,549,572)	1,122,599	458,876	1,581,475
TA Aegon High Yield Bond Service Class	11,582,729	(6,401,506)	5,181,223	18,960,137	1,938,150	20,898,287
TA Aegon Money Market Initial Class	11,202,545	(20,332,130)	(9,129,585)	8,800,990	(39,906,199)	(31,105,209)
TA Aegon Money Market Service Class	234,094,874	(281,502,333)	(47,407,459)	284,078,396	(280,626,630)	3,451,766
TA Aegon Tactical Vanguard ETF - Balanced Service Class	186,347,684	63,542,891	249,890,575	206,530,582	45,528,274	252,058,856
TA Aegon Tactical Vanguard ETF - Conservative Service Class	54,155,966	(20,973,208)	33,182,758	90,015,116	28,477,277	118,492,393
TA Aegon Tactical Vanguard ETF - Growth Service Class	79,166,212	46,365,703	125,531,915	71,085,697	15,014,548	86,100,245
TA Aegon U.S. Government Securities Initial Class	1,369,379	(20,402,548)	(19,033,169)	1,790,814	(7,671,623)	(5,880,809)

35

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Aegon U.S. Government Securities Service Class	242,596,485	(437,078,878)	(194,482,393)	400,851,401	(369,975,205)	30,786,196
TA AllianceBernstein Dynamic Allocation Initial Class	445,494	(1,595,177)	(1,149,683)	364,643	(2,411,485)	(2,046,842)
TA AllianceBernstein Dynamic Allocation Service Class	22,347,934	(27,286,367)	(4,938,433)	55,201,621	4,267,038	59,468,659
TA Asset Allocation - Conservative Initial Class	4,840,320	(43,248,245)	(38,407,925)	4,812,986	(45,205,314)	(40,392,329)
TA Asset Allocation - Conservative Service Class	53,682,938	(149,158,347)	(95,475,409)	111,953,539	(23,033,736)	88,919,803
TA Asset Allocation - Growth Initial Class	7,462,544	(3,210,606)	4,251,938	5,895,199	(42,647,481)	(36,752,282)
TA Asset Allocation - Growth Service Class	7,024,224	(6,184,524)	839,700	24,190,182	(11,137,186)	13,052,996
TA Asset Allocation - Moderate Initial Class	6,072,279	(45,342,070)	(39,269,791)	7,091,371	(47,818,979)	(40,727,607)
TA Asset Allocation - Moderate Service Class	300,959,203	(95,211,011)	205,748,192	430,736,765	(59,979,696)	370,757,069
TA Asset Allocation - Moderate Growth Initial Class	7,212,044	(44,093,900)	(36,881,856)	6,043,345	(51,853,548)	(45,810,204)
TA Asset Allocation - Moderate Growth Service Class	103,812,848	(149,675,345)	(45,862,497)	131,398,830	(172,923,397)	(41,524,567)
TA Barrow Hanley Dividend Focused Initial Class	4,266,775	(28,414,277)	(24,147,502)	4,811,657	(36,759,827)	(31,948,170)
TA Barrow Hanley Dividend Focused Service Class	7,102,336	(3,399,149)	3,703,187	16,453,699	(2,924,433)	13,529,266
TA BlackRock Global Allocation Service Class	33,255,235	(58,484,708)	(25,229,473)	74,268,485	(53,873,549)	20,394,936
TA BlackRock Tactical Allocation Service Class	107,902,408	(9,942,147)	97,960,261	165,210,088	50,948,078	216,158,166
TA BNP Paribas Large Cap Growth Initial Class	1,729,324	(9,192,592)	(7,463,268)	1,464,607	(10,498,397)	(9,033,790)
TA BNP Paribas Large Cap Growth Service Class	2,814,034	(250,178)	2,563,856	2,553,724	(269,929)	2,283,795
TA Clarion Global Real Estate Securities Initial Class	789,596	(1,484,688)	(695,092)	633,240	(2,230,659)	(1,597,420)
TA Clarion Global Real Estate Securities Service Class	4,642,002	(1,466,899)	3,175,103	10,885,020	(369,922)	10,515,098
TA Hanlon Income Service Class	6,436,623	(57,509,882)	(51,073,259)	35,021,153	(58,170,949)	(23,149,796)
TA ING Balanced Allocation Service Class	656,657	19,566	676,223	—	—	—
TA ING Conservative Allocation Service Class	93,202	2,085	95,287	—	—	—
TA ING Intermediate Bond Service Class	9,681	(401)	9,280	—	—	—
TA ING Large Cap Growth Service Class	3,509	(220)	3,289	—	—	—
TA ING Limited Maturity Bond Service Class	40,453	2,172	42,625	—	—	—
TA ING Mid Cap Opportunities Service Class	11,224	(353)	10,871	—	—	—
TA ING Moderate Growth Allocation Service Class	295,842	6,032	301,874	—	—	—

36

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA International Moderate Growth Initial Class	—	(847)	(847)	—	2,172	2,172
TA International Moderate Growth Service Class	45,031,052	(18,176,048)	26,855,004	41,934,204	(43,513,171)	(1,578,968)
TA Janus Balanced Service Class	34,746,963	20,932,513	55,679,476	28,773,579	2,186,264	30,959,843
TA Jennison Growth Initial Class	1,981,033	(15,468,508)	(13,487,475)	2,362,502	(20,831,845)	(18,469,343)
TA Jennison Growth Service Class	2,089,247	(2,293,711)	(204,464)	8,375,910	(2,868,919)	5,506,991
TA JPMorgan Core Bond Service Class	14,821,846	(14,418,658)	403,188	32,381,319	5,225,546	37,606,865
TA JPMorgan Enhanced Index Initial Class	1,726,904	777,954	2,504,858	1,077,029	(1,723,064)	(646,035)
TA JPMorgan Enhanced Index Service Class	1,034,522	3,509,749	4,544,271	1,587,696	505,327	2,093,023
TA JPMorgan Mid Cap Value Service Class	4,329,725	8,625,684	12,955,409	6,698,170	3,370,764	10,068,934
TA JPMorgan Tactical Allocation Service Class	103,881,938	(11,632,534)	92,249,404	165,652,388	31,454,103	197,106,491
TA Legg Mason Dynamic Allocation - Balanced Service Class	99,471,481	29,720,955	129,192,436	58,724,899	9,640,648	68,365,547
TA Legg Mason Dynamic Allocation - Growth Service Class	33,593,262	22,763,599	56,356,861	14,835,613	5,256,271	20,091,884
TA Madison Balanced Allocation Service Class	8,970,890	5,112,091	14,082,981	13,805,183	3,156,654	16,961,837
TA Madison Conservative Allocation Service Class	9,790,402	382,859	10,173,261	20,952,864	5,183,590	26,136,454
TA Madison Diversified Income Service Class	15,928,990	80,634	16,009,624	28,343,417	3,302,112	31,645,529
TA Market Participation Strategy Service Class	41,661,656	24,061,633	65,723,289	14,146,995	2,587,172	16,734,168
TA MFS International Equity Initial Class	1,603,632	726,707	2,330,339	1,267,116	(6,923,344)	(5,656,229)
TA MFS International Equity Service Class	3,805,086	3,875,035	7,680,121	6,553,479	1,609,748	8,163,226
TA Morgan Stanley Capital Growth Initial Class	1,566,140	(8,494,587)	(6,928,447)	1,035,091	(8,220,368)	(7,185,277)
TA Morgan Stanley Capital Growth Service Class	1,399,327	2,552,625	3,951,952	3,380,938	(138,033)	3,242,905
TA Morgan Stanley Mid-Cap Growth Initial Class	1,554,378	(9,991,235)	(8,436,857)	2,284,298	(12,154,092)	(9,869,793)
TA Morgan Stanley Mid-Cap Growth Service Class	2,945,396	(1,277,546)	1,667,850	5,985,683	(6,617,439)	(631,756)
TA Multi-Managed Balanced Initial Class	630,568	4,073,673	4,704,241	566,030	4,599,599	5,165,629
TA Multi-Managed Balanced Service Class	4,362,848	7,177,394	11,540,242	7,276,838	11,110,670	18,387,509
TA Multi-Manager Alt Strategies Service Class	3,523	(19)	3,504	—	—	—
TA PIMCO Real Return TIPS Service Class	30,733,832	(39,410,515)	(8,676,683)	63,504,692	17,846,093	81,350,785
TA PIMCO Tactical - Balanced Service Class	78,110,897	20,653,813	98,764,710	30,258,037	(19,877,337)	10,380,700

37

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA PIMCO Tactical - Conservative Service Class	25,010,169	(941,306)	24,068,863	18,337,092	(11,363,033)	6,974,060
TA PIMCO Tactical - Growth Service Class	22,037,147	8,597,544	30,634,691	20,801,456	(17,766,846)	3,034,611
TA PIMCO Total Return Initial Class	3,857,743	(52,372,884)	(48,515,141)	3,573,835	(13,288,925)	(9,715,090)
TA PIMCO Total Return Service Class	99,285,913	(141,544,756)	(42,258,843)	170,729,285	5,814,666	176,543,950
TA ProFunds UltraBear Service Class (OAM)	1,144,180	(259,482,357)	(258,338,177)	—	(23,303,400)	(23,303,400)
TA Systematic Small/Mid Cap Value Initial Class	236,133	(5,551,735)	(5,315,602)	510,015	(6,722,927)	(6,212,913)
TA Systematic Small/Mid Cap Value Service Class	3,305,123	412,885	3,718,008	7,156,059	(5,924,789)	1,231,269
TA T. Rowe Price Small Cap Initial Class	1,970,222	(1,242,393)	727,829	1,753,493	(7,467,020)	(5,713,527)
TA T. Rowe Price Small Cap Service Class	4,594,585	4,723,239	9,317,824	10,131,605	(3,403,910)	6,727,695
TA TS&W International Equity Initial Class	1,133,932	(2,954,849)	(1,820,917)	1,855,549	(9,520,632)	(7,665,082)
TA TS&W International Equity Service Class	2,792,605	429,096	3,221,701	3,143,509	(1,724,549)	1,418,960
TA Vanguard ETF - Aggressive Growth Service Class	14,560,578	1,114,963	15,675,541	19,605,129	3,247,874	22,853,003
TA Vanguard ETF - Balanced Service Class	401,189,092	63,736,149	464,925,241	384,083,810	41,313,934	425,397,745
TA Vanguard ETF - Conservative Service Class	70,461,610	(26,290,752)	44,170,858	113,039,915	18,290,778	131,330,692
TA Vanguard ETF - Growth Service Class	167,233,194	205,412,366	372,645,560	156,181,024	14,877,144	171,058,168
TA WMC Diversified Growth Initial Class	3,807,210	(31,783,368)	(27,976,158)	6,103,925	(46,080,881)	(39,976,956)
TA WMC Diversified Growth Service Class	2,408,074	(372,945)	2,035,129	4,974,333	(2,917,532)	2,056,801
Vanguard® Equity Index	37,451	(154,184)	(116,733)	162,195	(143,717)	18,477
Vanguard® International	14,374	(101,281)	(86,907)	74,353	(135,124)	(60,771)
Vanguard® Mid-Cap Index	3,028	(70,154)	(67,126)	54,242	(158,949)	(104,707)
Vanguard® REIT Index	7,605	(44,678)	(37,073)	33,750	(5,556)	28,194
Vanguard® Short-Term Investment Grade	77,720	(190,166)	(112,446)	133,466	(97,647)	35,820
Vanguard® Total Bond Market Index	30,927	(637,126)	(606,199)	137,028	(171,612)	(34,584)
Wanger International	9,341	30,379	39,720	59,766	(49,139)	10,627
Wanger USA	223	(6,810)	(6,587)	56,684	(43,206)	13,478

38

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AllianceBernstein Balanced Wealth Strategy Class B Shares
	12/31/2013		50,928,333	$1.19	to	$1.56	$87,360,846	2.31%	0.65%	to	2.65%	15.52%	to	13.27%
	12/31/2012		47,661,048	1.03	to	1.37	67,988,859	1.93	0.65	to	2.65	12.64	to	10.43
	12/31/2011		43,401,919	1.32	to	1.24	55,558,501	2.14	0.70	to	2.65	(3.73)	to	(5.55)
	12/31/2010		30,666,097	1.37	to	1.32	41,179,666	2.28	0.70	to	2.65	9.53	to	7.45
	12/31/2009		18,746,601	1.25	to	1.23	23,225,942	0.87	0.70	to	2.65	23.59	to	21.24
AllianceBernstein Growth and Income Class B Shares
	12/31/2013		96,773,079	1.65	to	1.19	156,306,109	1.06	0.30	to	2.30	34.19	to	31.57
	12/31/2012		77,780,377	1.23	to	0.91	89,263,201	1.32	0.30	to	2.30	16.89	to	14.59
	12/31/2011		64,589,775	1.05	to	0.79	64,940,393	1.05	0.30	to	2.30	5.75	to	3.69
	12/31/2010		57,147,365	1.00	to	0.76	55,249,705	—	0.30	to	2.30	12.46	to	10.26
	12/31/2009		60,384,485	0.89	to	0.69	52,700,992	3.56	0.30	to	2.30	19.99	to	17.64
AllianceBernstein Large Cap Growth Class B Shares
	12/31/2013		27,375,375	1.66	to	1.30	35,597,034	—	0.30	to	2.30	36.59	to	33.92
	12/31/2012		30,870,141	1.21	to	0.97	29,684,480	0.03	0.30	to	2.30	16.35	to	14.06
	12/31/2011		38,936,633	1.04	to	0.85	32,786,728	0.09	0.30	to	2.30	(4.04)	to	(5.91)
	12/31/2010		35,737,139	1.09	to	0.91	31,206,004	0.27	0.30	to	2.30	9.50	to	7.36
	12/31/2009		35,594,850	0.99	to	0.84	28,280,318	—	0.30	to	2.30	36.70	to	34.02
American Funds - Asset Allocation Class 2 Shares
	12/31/2013		233,042,233	1.33	to	1.48	379,469,267	1.66	0.75	to	2.75	22.77	to	20.38
	12/31/2012		169,210,476	1.08	to	1.23	214,081,441	2.12	0.75	to	2.75	15.32	to	13.07
	12/31/2011		131,141,105	1.13	to	1.09	145,411,828	2.23	0.80	to	2.75	0.49	to	(1.41)
	12/31/2010		69,683,199	1.13	to	1.10	77,622,011	3.78	0.80	to	2.75	11.61	to	9.50
	12/31/2009	(1)	1,868,366	1.01	to	1.01	1,883,306	0.47	0.80	to	2.75	0.93	to	0.71
American Funds - Bond Class 2 Shares
	12/31/2013		85,631,756	1.05	to	1.04	103,432,773	1.87	0.75	to	2.75	(2.89)	to	(4.78)
	12/31/2012		84,904,847	1.08	to	1.09	95,250,272	3.06	0.75	to	2.75	4.59	to	2.54
	12/31/2011		47,471,601	1.11	to	1.06	51,414,804	3.92	0.80	to	2.75	5.26	to	3.27
	12/31/2010		21,075,629	1.05	to	1.03	21,896,611	5.16	0.80	to	2.75	5.60	to	3.60
	12/31/2009	(1)	1,062,194	1.00	to	0.99	1,055,646	1.52	0.80	to	2.75	(0.50)	to	(0.72)
American Funds - Growth Class 2 Shares
	12/31/2013		61,017,259	1.32	to	1.58	116,392,175	1.03	0.75	to	2.60	29.13	to	26.81
	12/31/2012		50,472,876	1.02	to	1.24	64,264,152	0.90	0.75	to	2.60	17.01	to	14.89
	12/31/2011		34,120,875	1.12	to	1.08	37,511,252	0.68	0.80	to	2.60	(5.04)	to	(6.70)
	12/31/2010		18,288,495	1.18	to	1.16	21,374,249	1.20	0.80	to	2.60	17.74	to	15.68
	12/31/2009	(1)	838,657	1.00	to	1.00	841,089	0.26	0.80	to	2.60	0.42	to	0.21
American Funds - Growth-Income Class 2 Shares
	12/31/2013		47,215,255	1.41	to	1.56	93,879,498	1.63	0.75	to	2.60	32.51	to	30.12
	12/31/2012		36,300,214	1.06	to	1.20	44,580,566	1.93	0.75	to	2.60	16.60	to	14.49
	12/31/2011		22,878,003	1.09	to	1.05	24,352,894	1.87	0.80	to	2.60	(2.61)	to	(4.31)
	12/31/2010		12,018,580	1.12	to	1.09	13,260,078	2.68	0.80	to	2.60	10.54	to	8.61
	12/31/2009	(1)	251,958	1.01	to	1.01	254,050	0.84	0.80	to	2.60	0.96	to	0.75
American Funds - International Class 2 Shares
	12/31/2013		50,035,861	1.10	to	1.17	69,810,558	1.55	0.75	to	2.60	20.73	to	18.55
	12/31/2012		40,673,990	0.91	to	0.99	41,084,363	1.66	0.75	to	2.60	17.02	to	14.90
	12/31/2011		31,192,669	0.89	to	0.86	27,226,702	2.06	0.80	to	2.60	(14.65)	to	(16.14)
	12/31/2010		16,934,482	1.04	to	1.02	17,484,768	3.35	0.80	to	2.60	6.38	to	4.52
	12/31/2009	(1)	631,801	0.98	to	0.98	619,392	0.37	0.80	to	2.60	(1.83)	to	(2.04)

39

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Basic Value V.I. Class I Shares
	12/31/2013	12,781,068	$1.88	to	$2.10	$30,389,242	1.44%	1.25%	to	2.30%	36.37%	to	34.97%
	12/31/2012	14,266,398	1.38	to	1.56	25,008,298	1.71	1.25	to	2.30	12.63	to	11.47
	12/31/2011	17,166,667	1.22	to	1.40	26,488,504	1.72	1.25	to	2.30	(3.65)	to	(4.64)
	12/31/2010	19,062,536	1.27	to	1.46	30,418,099	1.60	1.25	to	2.30	11.41	to	10.27
	12/31/2009	21,465,550	1.14	to	1.33	30,704,585	2.07	1.25	to	2.30	29.52	to	28.19
BlackRock Global Allocation V.I. Class I Shares
	12/31/2013	11,656,814	2.61	to	2.65	22,385,439	1.15	1.25	to	2.30	13.34	to	12.18
	12/31/2012	12,057,417	2.30	to	2.36	20,528,710	1.45	1.25	to	2.30	8.91	to	7.79
	12/31/2011	13,957,453	2.12	to	2.19	21,811,783	2.03	1.25	to	2.30	(4.68)	to	(5.66)
	12/31/2010	16,160,418	2.22	to	2.32	26,976,247	1.16	1.25	to	2.30	8.70	to	7.58
	12/31/2009	17,739,388	2.04	to	2.16	27,612,347	1.90	1.25	to	2.30	19.71	to	18.48
BlackRock High Yield V.I. Class I Shares
	12/31/2013	3,709,697	2.26	to	1.90	8,168,931	5.90	1.25	to	2.30	7.99	to	6.88
	12/31/2012	4,567,350	2.10	to	1.78	9,321,250	6.57	1.25	to	2.30	14.23	to	13.05
	12/31/2011	4,524,797	1.83	to	1.57	8,116,403	6.96	1.25	to	2.30	2.06	to	1.01
	12/31/2010	5,412,330	1.80	to	1.56	9,521,081	7.69	1.25	to	2.30	13.94	to	12.77
	12/31/2009	5,838,853	1.58	to	1.38	9,048,158	9.33	1.25	to	2.30	54.69	to	53.10
Fidelity® VIP Balanced Service Class 2
	12/31/2013	129,108,936	1.42	to	1.26	181,860,843	1.44	0.30	to	2.45	18.93	to	16.43
	12/31/2012	117,724,325	1.19	to	1.08	132,706,666	1.76	0.30	to	2.45	14.47	to	12.06
	12/31/2011	89,258,195	1.04	to	0.96	88,963,932	1.62	0.30	to	2.45	(4.11)	to	(6.12)
	12/31/2010	65,715,694	1.09	to	1.03	69,092,182	1.83	0.30	to	2.45	17.40	to	14.94
	12/31/2009	42,423,627	0.93	to	0.89	38,462,100	2.59	0.30	to	2.45	37.91	to	35.01
Fidelity® VIP Contrafund® Initial Class
	12/31/2013	263,301	1.49	to	1.33	875,305	1.72	0.30	to	1.00	30.89	to	29.99
	12/31/2012	193,665	1.14	to	1.02	205,876	1.10	0.30	to	1.00	16.07	to	15.26
	12/31/2011	249,058	0.98	to	0.90	227,548	1.28	0.30	to	0.80	(2.82)	to	(3.30)
	12/31/2010	137,340	1.01	to	0.93	132,648	1.31	0.30	to	0.80	16.87	to	16.29
	12/31/2009	156,631	0.86	to	0.80	128,520	1.87	0.30	to	0.80	35.30	to	34.63
Fidelity® VIP Contrafund® Service Class 2
	12/31/2013	196,958,822	1.81	to	1.25	377,299,296	0.88	0.30	to	2.30	30.56	to	28.01
	12/31/2012	193,279,626	1.38	to	0.98	277,085,608	1.13	0.30	to	2.30	15.79	to	13.52
	12/31/2011	192,551,717	1.20	to	0.86	243,441,299	0.78	0.30	to	2.30	(3.07)	to	(4.97)
	12/31/2010	188,700,129	1.23	to	0.90	253,779,252	1.07	0.30	to	2.30	16.58	to	14.30
	12/31/2009	180,263,312	1.06	to	0.79	214,174,753	1.19	0.30	to	2.30	35.06	to	32.42
Fidelity® VIP Equity-Income Initial Class
	12/31/2013	64,315	1.22	to	1.35	84,226	2.26	0.30	to	1.00	27.76	to	26.88
	12/31/2012	85,423	0.96	to	1.06	88,654	1.79	0.30	to	1.00	16.95	to	16.14
	12/31/2011	200,383	0.82	to	0.86	180,834	4.81	0.30	to	0.80	0.67	to	0.17
	12/31/2010	14,015	0.81	to	0.86	12,053	4.31	0.30	to	0.80	14.80	to	14.24
	12/31/2009	—	0.71	to	0.75	—	—	0.30	to	0.80	29.82	to	29.18
Fidelity® VIP Equity-Income Service Class 2
	12/31/2013	44,412,638	1.57	to	1.09	69,246,230	2.24	0.30	to	2.30	27.45	to	24.95
	12/31/2012	50,311,687	1.23	to	0.88	62,328,811	2.69	0.30	to	2.30	16.70	to	14.41
	12/31/2011	64,310,250	1.05	to	0.77	69,466,995	2.32	0.30	to	2.30	0.36	to	(1.60)
	12/31/2010	59,444,523	1.05	to	0.78	66,283,947	1.68	0.30	to	2.30	14.57	to	12.33
	12/31/2009	58,896,163	0.92	to	0.69	58,601,326	2.05	0.30	to	2.30	29.50	to	26.96
Fidelity® VIP Growth Initial Class
	12/31/2013	25,647	1.55	to	1.38	35,124	0.20	0.30	to	1.00	35.93	to	34.99
	12/31/2012	53,789	1.14	to	1.02	54,726	0.61	0.30	to	1.00	14.34	to	13.55
	12/31/2011	54,378	1.00	to	0.87	48,616	1.07	0.30	to	0.80	(0.10)	to	(0.59)
	12/31/2010	8,917	1.00	to	0.87	7,796	0.45	0.30	to	0.80	23.80	to	23.19
	12/31/2009	4,501	0.81	to	0.71	3,191	0.68	0.30	to	0.80	27.90	to	27.27

40

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity® VIP Growth Service Class 2
	12/31/2013	37,005,028	$1.76	to	$1.23	$50,162,145	0.04%	0.30%	to	2.30%	35.59%	to	32.94%
	12/31/2012	43,087,084	1.30	to	0.93	43,606,757	0.32	0.30	to	2.30	14.06	to	11.82
	12/31/2011	56,071,361	1.14	to	0.83	50,614,454	0.13	0.30	to	2.30	(0.33)	to	(2.28)
	12/31/2010	46,614,050	1.14	to	0.85	42,718,105	0.03	0.30	to	2.30	23.49	to	21.08
	12/31/2009	41,301,935	0.92	to	0.70	30,790,402	0.20	0.30	to	2.30	27.58	to	25.09
Fidelity® VIP Growth Opportunities Service Class 2
	12/31/2013	1,760,793	1.61	to	1.18	2,628,111	0.05	1.25	to	1.75	35.84	to	35.18
	12/31/2012	1,898,669	1.18	to	0.87	2,089,207	0.15	1.25	to	1.75	17.84	to	17.26
	12/31/2011	2,232,908	1.00	to	0.74	2,079,285	—	1.25	to	1.75	0.71	to	0.22
	12/31/2010	2,721,378	1.00	to	0.74	2,454,656	—	1.25	to	1.75	21.95	to	21.35
	12/31/2009	3,185,183	0.82	to	0.61	2,323,884	0.23	1.25	to	1.75	43.67	to	42.96
Fidelity® VIP Mid Cap Initial Class
	12/31/2013	31,222	1.61	to	1.28	48,484	0.53	0.30	to	1.00	35.82	to	34.88
	12/31/2012	36,492	1.19	to	0.95	35,291	0.38	0.30	to	1.00	14.49	to	13.69
	12/31/2011	69,750	1.04	to	0.96	58,675	0.50	0.30	to	0.80	(10.88)	to	(11.32)
	12/31/2010	3,804	1.16	to	1.08	4,126	0.25	0.30	to	0.80	28.45	to	27.81
	12/31/2009	18,995	0.90	to	0.84	16,080	0.88	0.30	to	0.80	39.67	to	38.97
Fidelity® VIP Mid Cap Service Class 2
	12/31/2013	124,383,437	2.01	to	1.36	334,770,485	0.29	0.30	to	2.30	35.46	to	32.82
	12/31/2012	123,526,673	1.48	to	1.02	246,581,179	0.38	0.30	to	2.30	14.22	to	11.97
	12/31/2011	129,890,097	1.30	to	0.91	237,569,812	0.02	0.30	to	2.30	(11.12)	to	(12.85)
	12/31/2010	136,001,337	1.46	to	1.05	294,759,237	0.13	0.30	to	2.30	28.19	to	25.68
	12/31/2009	135,096,873	1.14	to	0.83	240,127,630	0.45	0.30	to	2.30	39.33	to	36.61
Fidelity® VIP Value Strategies Initial Class
	12/31/2013	45,742	1.36	to	1.35	84,623	1.04	0.30	to	1.00	30.10	to	29.20
	12/31/2012	43,606	1.05	to	1.04	45,983	0.65	0.30	to	1.00	26.90	to	26.02
	12/31/2011	36,577	0.82	to	0.89	30,557	2.82	0.30	to	0.80	(9.08)	to	(9.53)
	12/31/2010	6,354	0.91	to	0.98	6,276	0.48	0.30	to	0.80	26.25	to	25.63
	12/31/2009	—	0.72	to	0.78	—	—	0.30	to	0.80	57.11	to	56.33
Fidelity® VIP Value Strategies Service Class 2
	12/31/2013	67,754,937	1.80	to	1.25	134,957,220	0.73	0.30	to	2.30	29.79	to	27.26
	12/31/2012	60,326,082	1.39	to	0.98	91,138,385	0.39	0.30	to	2.30	26.68	to	24.19
	12/31/2011	55,618,305	1.10	to	0.79	68,878,781	0.72	0.30	to	2.30	(9.31)	to	(11.08)
	12/31/2010	57,374,842	1.21	to	0.89	80,440,192	0.30	0.30	to	2.30	25.96	to	23.50
	12/31/2009	57,912,268	0.96	to	0.72	66,064,735	0.37	0.30	to	2.30	56.68	to	53.62
Franklin Income Securities Class 2 Shares
	12/31/2013	108,189,372	1.29	to	1.19	138,042,260	6.43	1.00	to	2.30	12.81	to	11.38
	12/31/2012	127,426,124	1.15	to	1.07	144,705,853	6.59	1.00	to	2.30	11.53	to	10.11
	12/31/2011	120,709,625	1.03	to	0.97	123,072,633	5.78	1.00	to	2.30	1.37	to	0.09
	12/31/2010	76,624,611	1.01	to	0.97	77,307,310	6.34	1.00	to	2.30	11.56	to	10.14
	12/31/2009	45,010,387	0.91	to	0.88	40,637,803	7.18	1.00	to	2.30	34.25	to	32.55
Franklin Mutual Shares Securities Class 2 Shares
	12/31/2013	24,724,453	1.16	to	1.07	28,581,308	2.06	1.00	to	2.30	26.99	to	25.38
	12/31/2012	28,932,267	0.92	to	0.85	26,468,882	1.98	1.00	to	2.30	13.11	to	11.66
	12/31/2011	38,304,347	0.81	to	0.76	31,137,148	2.45	1.00	to	2.30	(2.02)	to	(3.26)
	12/31/2010	30,899,151	0.83	to	0.79	25,669,873	1.65	1.00	to	2.30	10.09	to	8.70
	12/31/2009	19,507,646	0.75	to	0.73	14,665,459	2.05	1.00	to	2.30	24.80	to	23.22
Franklin Templeton Foreign Securities Class 2 Shares
	12/31/2013	57,209,468	1.16	to	1.07	64,992,850	2.37	1.00	to	2.30	21.75	to	20.21
	12/31/2012	69,413,713	0.95	to	0.89	65,078,952	3.01	1.00	to	2.30	17.06	to	15.56
	12/31/2011	78,062,738	0.82	to	0.77	62,785,119	1.71	1.00	to	2.30	(11.52)	to	(12.64)
	12/31/2010	63,961,353	0.92	to	0.88	58,247,360	1.81	1.00	to	2.30	7.33	to	5.97
	12/31/2009	49,828,608	0.86	to	0.83	42,285,161	2.53	1.00	to	2.30	35.69	to	33.96

41

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares
	12/31/2013		93,477,182	$1.26	to	$1.75	$171,063,034	10.55%	0.60%	to	2.60%	22.94%	to	20.55%
	12/31/2012		103,151,130	1.03	to	1.45	155,140,789	2.74	0.60	to	2.60	14.48	to	12.24
	12/31/2011		108,807,704	1.37	to	1.29	144,497,473	0.02	0.65	to	2.60	(2.30)	to	(4.16)
	12/31/2010		84,825,132	1.40	to	1.35	116,462,374	2.71	0.65	to	2.60	9.53	to	7.45
	12/31/2009		49,832,563	1.28	to	1.25	63,095,638	4.99	0.65	to	2.60	29.22	to	26.77
GE Investments Total Return Class 3 Shares
	12/31/2013		40,799,489	1.16	to	1.23	53,548,298	1.36	0.65	to	2.65	13.90	to	11.68
	12/31/2012		38,454,844	1.02	to	1.10	43,652,748	1.48	0.65	to	2.65	11.52	to	9.34
	12/31/2011		32,550,877	1.05	to	1.01	33,478,476	1.93	0.70	to	2.65	(3.77)	to	(5.60)
	12/31/2010		16,982,415	1.09	to	1.07	18,323,461	2.62	0.70	to	2.65	8.61	to	6.54
	12/31/2009	(1)	671,902	1.00	to	1.00	674,380	1.41	0.70	to	2.65	0.50	to	0.27
Huntington VA Balanced
	12/31/2013		16,179,432	1.60	to	1.51	25,790,520	1.91	1.30	to	2.45	13.67	to	12.39
	12/31/2012		17,649,696	1.41	to	1.34	24,762,869	1.53	1.30	to	2.45	8.09	to	6.88
	12/31/2011		16,918,857	1.30	to	1.26	21,977,646	0.99	1.30	to	2.45	0.38	to	(0.75)
	12/31/2010		13,139,743	1.30	to	1.27	17,021,932	0.13	1.30	to	2.45	9.02	to	7.80
	12/31/2009		3,034,212	1.19	to	1.18	3,608,609	0.23	1.30	to	2.45	16.28	to	14.98
Huntington VA Dividend Capture
	12/31/2013		3,214,274	1.30	to	1.22	4,166,880	3.17	1.30	to	2.30	18.42	to	17.27
	12/31/2012		2,751,811	1.10	to	1.04	3,013,918	4.83	1.30	to	2.30	10.03	to	8.95
	12/31/2011		1,553,141	1.00	to	0.96	1,546,148	4.85	1.30	to	2.30	5.70	to	4.67
	12/31/2010		627,981	0.94	to	0.91	590,932	5.56	1.30	to	2.30	13.65	to	12.54
	12/31/2009		169,080	0.83	to	0.81	140,072	—	1.30	to	2.30	23.50	to	22.29
Huntington VA Growth
	12/31/2013		586,891	1.14	to	1.07	665,313	1.07	1.30	to	2.30	32.03	to	30.74
	12/31/2012		605,066	0.86	to	0.82	519,888	0.38	1.30	to	2.30	9.03	to	7.95
	12/31/2011		489,126	0.79	to	0.76	385,947	0.16	1.30	to	2.30	(4.29)	to	(5.23)
	12/31/2010		387,784	0.83	to	0.80	319,095	0.19	1.30	to	2.30	8.45	to	7.40
	12/31/2009		143,438	0.76	to	0.74	108,693	—	1.30	to	2.30	14.47	to	13.35
Huntington VA Income Equity
	12/31/2013		207,790	1.12	to	1.06	233,179	3.96	1.30	to	2.30	22.22	to	21.03
	12/31/2012		208,268	0.92	to	0.87	191,077	4.90	1.30	to	2.30	9.30	to	8.23
	12/31/2011		116,877	0.84	to	0.81	98,070	2.86	1.30	to	2.30	5.69	to	4.66
	12/31/2010		114,544	0.80	to	0.77	90,986	3.10	1.30	to	2.30	10.36	to	9.28
	12/31/2009		87,478	0.72	to	0.70	63,043	—	1.30	to	2.30	20.05	to	18.88
Huntington VA International Equity
	12/31/2013		3,080,745	1.07	to	1.01	3,288,353	1.44	1.30	to	2.30	21.33	to	20.14
	12/31/2012		3,156,605	0.88	to	0.84	2,777,709	1.31	1.30	to	2.30	12.56	to	11.46
	12/31/2011		2,663,918	0.78	to	0.75	2,083,625	1.13	1.30	to	2.30	(12.69)	to	(13.54)
	12/31/2010		2,184,423	0.90	to	0.87	1,956,123	1.47	1.30	to	2.30	7.78	to	6.73
	12/31/2009		761,629	0.83	to	0.81	633,020	0.05	1.30	to	2.30	31.76	to	30.47
Huntington VA Mid Corp America
	12/31/2013		980,780	1.40	to	1.32	1,369,615	0.85	1.30	to	2.30	30.64	to	29.36
	12/31/2012		998,008	1.07	to	1.02	1,067,704	0.29	1.30	to	2.30	13.11	to	12.00
	12/31/2011		676,758	0.95	to	0.91	640,879	0.51	1.30	to	2.30	(4.02)	to	(4.95)
	12/31/2010		531,788	0.99	to	0.96	525,304	0.79	1.30	to	2.30	21.23	to	20.04
	12/31/2009		200,640	0.82	to	0.80	163,727	—	1.30	to	2.30	32.51	to	31.21
Huntington VA Mortgage Securities
	12/31/2013		1,179,706	1.13	to	1.06	1,328,837	2.56	1.30	to	2.30	(2.95)	to	(3.90)
	12/31/2012		1,181,244	1.16	to	1.11	1,371,155	2.58	1.30	to	2.30	2.02	to	1.02
	12/31/2011		1,023,293	1.14	to	1.09	1,164,263	1.97	1.30	to	2.30	3.95	to	2.94
	12/31/2010		1,024,937	1.10	to	1.06	1,122,860	2.47	1.30	to	2.30	3.54	to	2.53
	12/31/2009		525,943	1.06	to	1.04	556,724	—	1.30	to	2.30	4.11	to	3.09

42

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Huntington VA Real Strategies
	12/31/2013		1,448,323	$0.92	to	$0.87	$1,329,999	1.02%	1.30%	to	2.30%	7.70%	to	6.65%
	12/31/2012		1,429,078	0.86	to	0.81	1,218,903	0.25	1.30	to	2.30	2.99	to	1.98
	12/31/2011		1,112,369	0.83	to	0.80	921,536	0.17	1.30	to	2.30	(10.79)	to	(11.66)
	12/31/2010		722,168	0.93	to	0.90	670,398	0.26	1.30	to	2.30	20.58	to	19.41
	12/31/2009		254,198	0.77	to	0.76	195,818	—	1.30	to	2.30	33.01	to	31.71
Huntington VA Rotating Markets
	12/31/2013		1,058,169	1.14	to	1.07	1,197,210	0.78	1.30	to	2.30	22.84	to	21.64
	12/31/2012		1,065,217	0.93	to	0.88	982,066	1.73	1.30	to	2.30	5.56	to	4.52
	12/31/2011		824,268	0.88	to	0.84	720,050	0.35	1.30	to	2.30	5.47	to	4.44
	12/31/2010		708,867	0.83	to	0.81	587,623	1.55	1.30	to	2.30	5.96	to	4.93
	12/31/2009		93,483	0.79	to	0.77	73,042	—	1.30	to	2.30	31.66	to	30.38
Huntington VA Situs
	12/31/2013		3,253,720	1.51	to	1.42	4,902,232	0.34	1.30	to	2.30	30.23	to	28.96
	12/31/2012		3,178,655	1.16	to	1.10	3,678,626	—	1.30	to	2.30	21.04	to	19.86
	12/31/2011		2,479,296	0.96	to	0.92	2,371,735	0.03	1.30	to	2.30	(2.18)	to	(3.13)
	12/31/2010		1,858,641	0.98	to	0.95	1,818,355	0.47	1.30	to	2.30	27.95	to	26.70
	12/31/2009		731,132	0.77	to	0.75	559,420	—	1.30	to	2.30	31.24	to	29.96
Invesco V.I. American Franchise Series II Shares
	12/31/2013		8,029,737	1.35	to	1.31	10,656,379	0.25	0.30	to	2.30	39.38	to	36.65
	12/31/2012	(1)	8,709,208	0.97	to	0.96	8,390,522	—	0.30	to	2.30	—	to	—
Invesco V.I. Value Opportunities Series II Shares
	12/31/2013		22,673,790	1.33	to	1.00	29,639,814	1.19	0.30	to	2.30	32.87	to	30.28
	12/31/2012		25,663,471	1.00	to	0.76	25,580,729	1.18	0.30	to	2.30	17.30	to	15.00
	12/31/2011		32,743,310	0.85	to	0.67	28,089,410	0.61	0.30	to	2.30	(3.68)	to	(5.56)
	12/31/2010		36,080,737	0.89	to	0.70	32,492,753	0.35	0.30	to	2.30	6.63	to	4.54
	12/31/2009		38,931,214	0.83	to	0.67	33,414,967	1.28	0.30	to	2.30	47.30	to	44.42
Janus Aspen - Enterprise Service Shares
	12/31/2013		16,708,779	2.18	to	1.46	24,789,340	0.37	0.30	to	2.30	31.64	to	29.07
	12/31/2012		19,107,051	1.65	to	1.13	21,633,510	—	0.30	to	2.30	16.64	to	14.34
	12/31/2011		25,293,554	1.42	to	0.99	24,977,200	—	0.30	to	2.30	(1.95)	to	(3.86)
	12/31/2010		29,438,949	1.44	to	1.03	28,610,430	—	0.30	to	2.30	25.14	to	22.70
	12/31/2009		32,565,998	1.15	to	0.84	24,643,321	—	0.30	to	2.30	44.01	to	41.19
Janus Aspen - Global Research Service Shares
	12/31/2013		41,929,396	1.51	to	1.01	44,449,345	1.08	0.30	to	2.30	27.69	to	25.20
	12/31/2012		49,711,489	1.18	to	0.81	41,538,639	0.74	0.30	to	2.30	19.50	to	17.15
	12/31/2011		66,676,893	0.99	to	0.69	46,700,055	0.47	0.30	to	2.30	(14.24)	to	(15.92)
	12/31/2010		72,704,891	1.15	to	0.82	59,016,978	0.49	0.30	to	2.30	15.17	to	12.92
	12/31/2009		67,210,895	1.00	to	0.73	46,706,336	1.31	0.30	to	2.30	36.99	to	34.31
Janus Aspen - Perkins Mid Cap Value Service Shares
	12/31/2013		1,956,635	2.02	to	1.89	3,820,732	1.10	1.25	to	1.75	24.26	to	23.65
	12/31/2012		2,218,259	1.62	to	1.52	3,500,990	0.82	1.25	to	1.75	9.42	to	8.88
	12/31/2011		2,525,896	1.48	to	1.40	3,649,131	0.57	1.25	to	1.75	(4.18)	to	(4.65)
	12/31/2010		2,846,145	1.55	to	1.47	4,291,973	0.50	1.25	to	1.75	13.94	to	13.38
	12/31/2009		3,202,649	1.36	to	1.30	4,241,624	0.34	1.25	to	1.75	31.28	to	30.63
MFS® New Discovery Service Class
	12/31/2013		36,964,451	2.33	to	1.74	80,534,952	—	0.30	to	2.30	40.80	to	38.05
	12/31/2012		43,982,546	1.66	to	1.26	68,911,525	—	0.30	to	2.30	20.54	to	18.17
	12/31/2011		49,811,965	1.37	to	1.06	65,855,068	—	0.30	to	2.30	(10.76)	to	(12.50)
	12/31/2010		40,145,147	1.54	to	1.22	60,684,517	—	0.30	to	2.30	35.53	to	32.89
	12/31/2009		28,242,266	1.14	to	0.92	31,986,637	—	0.30	to	2.30	62.43	to	59.26

43

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
MFS® Total Return Service Class
	12/31/2013		51,491,986	$1.52	to	$1.18	$79,265,752	1.63%	0.30%	to	2.30%	18.38%	to	16.07%
	12/31/2012		57,925,364	1.28	to	1.01	76,287,748	2.47	0.30	to	2.30	10.60	to	8.43
	12/31/2011		72,191,059	1.16	to	0.94	87,205,024	2.40	0.30	to	2.30	1.28	to	(0.69)
	12/31/2010		68,562,990	1.15	to	0.94	83,680,759	2.58	0.30	to	2.30	9.30	to	7.17
	12/31/2009		69,174,318	1.05	to	0.88	79,160,858	3.36	0.30	to	2.30	17.37	to	15.08
NVIT Developing Markets Class II Shares
	12/31/2013		32,768	0.95	to	0.70	26,996	0.84	0.30	to	0.80	(0.27)	to	(0.76)
	12/31/2012		75,343	0.95	to	0.70	60,334	0.09	0.30	to	0.80	16.43	to	15.85
	12/31/2011		109,143	0.81	to	0.61	74,589	0.27	0.30	to	0.80	(22.64)	to	(23.02)
	12/31/2010		73,742	1.05	to	0.79	58,468	—	0.30	to	0.80	15.79	to	15.22
	12/31/2009		7,721	0.91	to	0.68	6,710	0.82	0.30	to	0.80	61.74	to	60.94
TA Aegon High Yield Bond Initial Class
	12/31/2013		59,560,153	1.78	to	1.90	114,989,061	5.61	0.30	to	2.05	6.28	to	4.46
	12/31/2012		67,109,725	1.68	to	1.82	123,537,535	6.03	0.30	to	2.05	17.02	to	15.00
	12/31/2011		65,528,250	1.43	to	1.58	105,097,063	6.96	0.30	to	2.05	4.46	to	2.67
	12/31/2010		70,023,753	1.37	to	1.54	110,229,800	14.17	0.30	to	2.05	12.10	to	10.18
	12/31/2009		80,574,238	1.22	to	1.40	114,418,353	9.03	0.30	to	2.05	46.80	to	44.28
TA Aegon High Yield Bond Service Class
	12/31/2013		62,948,842	1.62	to	1.40	147,133,548	5.62	1.00	to	2.30	5.28	to	3.94
	12/31/2012		57,767,619	1.54	to	1.35	93,495,432	5.81	1.00	to	2.30	15.93	to	14.45
	12/31/2011		36,869,332	1.33	to	1.18	51,392,294	7.34	1.00	to	2.30	3.50	to	2.19
	12/31/2010		24,023,693	1.28	to	1.15	32,543,454	14.60	1.00	to	2.30	11.06	to	9.65
	12/31/2009		12,080,985	1.15	to	1.05	15,211,037	8.52	1.00	to	2.30	45.40	to	43.56
TA Aegon Money Market Initial Class
	12/31/2013		115,626,119	1.11	to	0.94	134,398,735	0.01	0.30	to	2.05	(0.29)	to	(2.00)
	12/31/2012		124,755,704	1.12	to	0.96	147,358,506	0.01	0.30	to	2.05	(0.30)	to	(2.01)
	12/31/2011		155,860,913	1.12	to	0.98	185,623,429	0.01	0.30	to	2.05	(0.29)	to	(2.00)
	12/31/2010		167,220,404	1.12	to	1.00	202,192,275	0.01	0.30	to	2.05	(0.29)	to	(2.00)
	12/31/2009		187,555,483	1.13	to	1.02	229,983,092	0.15	0.30	to	2.05	(0.17)	to	(1.88)
TA Aegon Money Market Service Class
	12/31/2013		233,587,476	0.99	to	0.88	313,266,679	0.01	0.45	to	2.45	(0.44)	to	(2.39)
	12/31/2012		280,994,935	0.99	to	0.90	281,054,359	0.01	0.45	to	2.45	(0.44)	to	(2.40)
	12/31/2011		277,543,169	1.03	to	0.93	281,464,517	0.01	0.50	to	2.45	(0.49)	to	(2.38)
	12/31/2010		186,710,748	1.03	to	0.95	192,276,961	0.01	0.50	to	2.45	(0.49)	to	(2.39)
	12/31/2009		169,998,621	1.04	to	0.97	177,407,751	0.04	0.50	to	2.45	(0.48)	to	(2.38)
TA Aegon Tactical Vanguard ETF - Balanced Service Class
	12/31/2013		532,328,826	1.16	to	1.10	928,089,349	0.59	0.45	to	2.30	10.62	to	8.62
	12/31/2012		282,438,251	1.04	to	1.01	290,136,478	0.17	0.45	to	2.30	7.81	to	5.85
	12/31/2011	(1)	30,379,395	0.97	to	0.96	29,201,463	—	0.45	to	2.30	—	to	—
TA Aegon Tactical Vanguard ETF - Conservative Service Class
	12/31/2013		257,252,633	1.12	to	1.09	339,176,868	1.15	0.45	to	2.45	6.59	to	4.51
	12/31/2012		224,069,875	1.05	to	1.05	231,402,059	0.41	0.45	to	2.45	6.30	to	4.21
	12/31/2011	(1)	105,577,482	0.99	to	1.00	103,548,396	—	0.45	to	2.45	—	to	—
TA Aegon Tactical Vanguard ETF - Growth Service Class
	12/31/2013		305,459,347	1.23	to	1.13	450,516,479	0.93	0.45	to	2.30	15.99	to	13.89
	12/31/2012		179,927,432	1.02	to	0.99	181,159,665	0.70	0.45	to	2.30	10.46	to	8.45
	12/31/2011	(1)	93,827,187	0.93	to	0.92	86,332,383	—	0.45	to	2.30	—	to	—

44

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Aegon U.S. Government Securities Initial Class
	12/31/2013	56,147,152	$1.39	to	$1.28	$88,308,492	2.18%	0.30%	to	2.05%	(2.53)%	to	(4.20)%
	12/31/2012	75,180,321	1.42	to	1.34	122,675,859	1.66	0.30	to	2.05	4.83	to	3.02
	12/31/2011	81,061,130	1.36	to	1.30	128,262,863	2.63	0.30	to	2.05	7.29	to	5.45
	12/31/2010	96,297,045	1.27	to	1.23	144,027,690	3.08	0.30	to	2.05	4.09	to	2.31
	12/31/2009	109,161,128	1.22	to	1.21	158,734,666	2.32	0.30	to	2.05	4.15	to	2.37
TA Aegon U.S. Government Securities Service Class
	12/31/2013	146,722,112	1.23	to	1.08	221,420,439	1.78	0.30	to	2.45	(2.78)	to	(4.82)
	12/31/2012	341,204,505	1.26	to	1.14	434,585,330	1.52	0.30	to	2.45	4.55	to	2.34
	12/31/2011	310,328,309	1.21	to	1.11	382,863,367	2.45	0.30	to	2.45	6.96	to	4.73
	12/31/2010	197,806,737	1.13	to	1.06	230,422,126	3.27	0.30	to	2.45	3.91	to	1.73
	12/31/2009	168,195,495	1.09	to	1.04	192,772,731	1.96	0.30	to	2.45	3.88	to	1.71
TA AllianceBernstein Dynamic Allocation Initial Class
	12/31/2013	17,270,135	1.38	to	1.48	26,503,255	1.16	0.30	to	2.05	6.86	to	5.03
	12/31/2012	18,419,818	1.29	to	1.41	26,950,888	0.83	0.30	to	2.05	5.82	to	4.00
	12/31/2011	20,466,660	1.22	to	1.35	28,804,809	0.77	0.30	to	2.05	1.51	to	(0.23)
	12/31/2010	23,923,280	1.20	to	1.35	33,642,731	5.42	0.30	to	2.05	8.96	to	7.09
	12/31/2009	27,236,203	1.10	to	1.26	35,603,622	3.79	0.30	to	2.05	30.90	to	28.66
TA AllianceBernstein Dynamic Allocation Service Class
	12/31/2013	232,172,788	1.20	to	1.12	321,999,069	0.99	0.30	to	2.45	6.57	to	4.33
	12/31/2012	237,111,221	1.13	to	1.07	289,207,913	0.77	0.30	to	2.45	5.48	to	3.25
	12/31/2011	177,642,562	1.07	to	1.04	207,614,973	0.92	0.30	to	2.45	1.36	to	(0.76)
	12/31/2010	27,559,968	1.05	to	1.05	32,823,668	4.02	0.30	to	2.45	5.40	to	4.56
	12/31/2009	6,119,018	1.02	to	0.86	7,406,489	3.55	1.00	to	2.30	29.87	to	28.22
TA Asset Allocation - Conservative Initial Class
	12/31/2013	182,063,673	1.50	to	1.53	289,462,189	3.08	0.30	to	2.05	9.04	to	7.17
	12/31/2012	220,471,598	1.38	to	1.43	325,902,062	3.06	0.30	to	2.05	7.14	to	5.29
	12/31/2011	260,863,926	1.28	to	1.36	364,946,385	2.84	0.30	to	2.05	2.35	to	0.60
	12/31/2010	259,032,463	1.26	to	1.35	362,766,206	3.25	0.30	to	2.05	8.61	to	6.74
	12/31/2009	273,906,129	1.16	to	1.26	357,807,081	4.34	0.30	to	2.05	24.85	to	22.71
TA Asset Allocation - Conservative Service Class
	12/31/2013	715,012,210	1.13	to	1.14	1,111,348,299	2.92	0.45	to	2.45	8.60	to	6.48
	12/31/2012	810,487,619	1.04	to	1.07	1,109,383,355	3.02	0.45	to	2.45	6.71	to	4.62
	12/31/2011	721,567,816	1.09	to	1.02	937,609,315	2.60	0.50	to	2.45	1.85	to	(0.09)
	12/31/2010	619,790,878	1.07	to	1.02	802,114,100	3.24	0.50	to	2.45	8.17	to	6.11
	12/31/2009	499,946,199	0.99	to	0.96	603,607,121	4.44	0.50	to	2.45	24.28	to	21.92
TA Asset Allocation - Growth Initial Class
	12/31/2013	226,469,806	1.55	to	1.63	387,054,260	1.22	0.30	to	2.05	26.43	to	24.26
	12/31/2012	222,217,868	1.22	to	1.31	304,794,406	1.29	0.30	to	2.05	12.26	to	10.32
	12/31/2011	258,970,150	1.09	to	1.19	321,192,229	1.16	0.30	to	2.05	(5.70)	to	(7.31)
	12/31/2010	289,272,258	1.15	to	1.28	385,782,237	1.06	0.30	to	2.05	14.61	to	12.64
	12/31/2009	312,719,803	1.01	to	1.14	368,452,857	2.79	0.30	to	2.05	29.43	to	27.21
TA Asset Allocation - Growth Service Class
	12/31/2013	112,093,073	1.32	to	1.07	186,689,604	1.03	0.45	to	2.30	25.82	to	23.55
	12/31/2012	111,253,373	0.97	to	0.87	142,775,685	1.11	0.45	to	2.30	12.00	to	10.00
	12/31/2011	98,200,377	0.83	to	0.79	117,111,675	0.99	0.50	to	2.30	(6.00)	to	(8.00)
	12/31/2010	87,393,368	0.88	to	0.86	118,939,114	0.87	0.50	to	2.30	14.00	to	12.00
	12/31/2009	79,007,871	0.77	to	0.76	96,590,366	2.34	0.50	to	2.30	29.00	to	27.00
TA Asset Allocation - Moderate Initial Class
	12/31/2013	367,006,552	1.56	to	1.61	611,618,677	2.45	0.30	to	2.05	13.16	to	11.22
	12/31/2012	406,276,343	1.38	to	1.44	605,408,440	2.62	0.30	to	2.05	9.11	to	7.23
	12/31/2011	447,003,951	1.26	to	1.35	622,925,669	2.28	0.30	to	2.05	0.29	to	(1.43)
	12/31/2010	494,244,348	1.26	to	1.37	701,615,892	3.02	0.30	to	2.05	10.05	to	8.16
	12/31/2009	547,059,785	1.14	to	1.26	714,957,133	4.35	0.30	to	2.05	26.02	to	23.86

45

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Asset Allocation - Moderate Service Class
	12/31/2013		2,350,061,942	$1.18	to	$1.16	$4,173,835,738	2.36%	0.45%	to	2.45%	12.73%	to	10.53%
	12/31/2012		2,144,313,750	1.03	to	1.05	3,002,243,579	2.56	0.45	to	2.45	8.62	to	6.49
	12/31/2011		1,773,556,681	1.03	to	0.99	2,316,320,365	2.23	0.50	to	2.45	(0.21)	to	(2.10)
	12/31/2010		1,283,528,525	1.04	to	1.01	1,700,965,120	2.90	0.50	to	2.45	9.59	to	7.50
	12/31/2009		1,116,526,941	0.95	to	0.94	1,364,551,835	4.33	0.50	to	2.45	25.57	to	23.18
TA Asset Allocation - Moderate Growth Initial Class
	12/31/2013		414,888,563	1.56	to	1.64	710,476,313	2.28	0.30	to	2.05	19.03	to	16.99
	12/31/2012		451,770,419	1.31	to	1.40	658,658,023	2.45	0.30	to	2.05	10.31	to	8.41
	12/31/2011		497,580,622	1.19	to	1.29	668,843,489	1.99	0.30	to	2.05	(2.30)	to	(3.98)
	12/31/2010		566,000,745	1.22	to	1.35	791,441,682	2.14	0.30	to	2.05	12.39	to	10.46
	12/31/2009		627,754,921	1.08	to	1.22	791,254,067	3.33	0.30	to	2.05	27.78	to	25.59
TA Asset Allocation - Moderate Growth Service Class
	12/31/2013		2,079,647,029	1.24	to	1.17	3,503,337,599	2.11	0.45	to	2.45	18.51	to	16.20
	12/31/2012		2,125,509,526	1.00	to	1.00	2,923,286,005	2.26	0.45	to	2.45	9.88	to	7.72
	12/31/2011		2,167,034,093	0.94	to	0.93	2,740,377,016	1.86	0.50	to	2.45	(2.76)	to	(4.61)
	12/31/2010		2,217,490,362	0.96	to	0.98	2,912,788,469	2.06	0.50	to	2.45	11.85	to	9.72
	12/31/2009		2,134,909,611	0.86	to	0.89	2,530,612,405	3.31	0.50	to	2.45	27.23	to	24.81
TA Barrow Hanley Dividend Focused Initial Class
	12/31/2013		238,118,309	1.51	to	1.75	453,761,343	2.30	0.30	to	2.05	29.85	to	27.63
	12/31/2012		262,265,811	1.17	to	1.37	390,319,419	1.79	0.30	to	2.05	11.39	to	9.47
	12/31/2011		294,213,981	1.05	to	1.25	400,217,451	1.74	0.30	to	2.05	2.43	to	0.68
	12/31/2010		327,116,864	1.02	to	1.24	445,223,519	0.86	0.30	to	2.05	10.11	to	8.23
	12/31/2009		176,237,905	0.93	to	1.15	222,046,210	1.08	0.30	to	2.05	13.65	to	11.70
TA Barrow Hanley Dividend Focused Service Class
	12/31/2013		70,626,332	1.30	to	1.09	121,748,244	2.16	1.00	to	2.30	28.64	to	27.01
	12/31/2012		66,923,145	1.01	to	0.86	84,450,060	1.67	1.00	to	2.30	10.36	to	8.95
	12/31/2011		53,393,879	0.91	to	0.78	62,268,792	1.61	1.00	to	2.30	1.44	to	0.16
	12/31/2010		42,255,821	0.90	to	0.78	50,161,576	0.75	1.00	to	2.30	9.06	to	7.68
	12/31/2009		18,458,495	0.83	to	0.73	21,218,514	1.03	1.00	to	2.30	12.59	to	11.16
TA BlackRock Global Allocation Service Class
	12/31/2013		821,637,564	1.18	to	1.45	1,266,112,947	1.12	0.45	to	2.40	13.92	to	11.75
	12/31/2012		846,867,037	0.98	to	1.29	1,129,271,147	2.33	0.55	to	2.40	9.37	to	7.39
	12/31/2011		826,472,101	1.26	to	1.21	1,017,761,806	0.69	0.60	to	2.40	(4.40)	to	(6.08)
	12/31/2010		489,373,768	1.32	to	1.28	636,299,498	0.49	0.60	to	2.40	9.12	to	7.20
	12/31/2009	(1)	127,063,356	1.21	to	1.20	152,870,489	—	0.60	to	2.40	21.12	to	19.69
TA BlackRock Tactical Allocation Service Class
	12/31/2013		595,858,562	1.18	to	1.31	1,085,728,107	1.34	0.45	to	2.30	11.84	to	9.82
	12/31/2012		497,898,301	1.05	to	1.19	722,967,466	1.47	0.45	to	2.30	9.52	to	7.53
	12/31/2011		281,740,135	1.39	to	1.11	375,318,589	1.18	0.50	to	2.30	3.23	to	1.42
	12/31/2010		140,229,622	1.34	to	1.09	182,027,088	0.42	0.50	to	2.30	10.69	to	8.74
	12/31/2009	(1)	29,690,544	1.21	to	1.00	35,727,761	—	0.50	to	2.30	21.49	to	0.23
TA BNP Paribas Large Cap Growth Initial Class
	12/31/2013		70,219,032	1.92	to	1.92	194,713,563	0.97	0.30	to	2.05	32.70	to	30.43
	12/31/2012		77,682,300	1.45	to	1.47	165,724,726	0.82	0.30	to	2.05	16.78	to	14.77
	12/31/2011		86,716,090	1.24	to	1.28	162,897,782	0.72	0.30	to	2.05	(2.56)	to	(4.23)
	12/31/2010		92,877,987	1.27	to	1.34	182,129,628	0.67	0.30	to	2.05	18.81	to	16.78
	12/31/2009		106,536,678	1.07	to	1.14	178,517,567	0.93	0.30	to	2.05	44.97	to	42.49
TA BNP Paribas Large Cap Growth Service Class
	12/31/2013		17,913,730	1.71	to	1.35	34,001,123	0.79	1.00	to	2.30	31.49	to	29.82
	12/31/2012		15,349,874	1.30	to	1.04	21,586,847	0.65	1.00	to	2.30	15.66	to	14.19
	12/31/2011		13,066,079	1.12	to	0.91	16,323,396	0.56	1.00	to	2.30	(3.50)	to	(4.72)
	12/31/2010		10,604,426	1.16	to	0.96	14,121,979	0.53	1.00	to	2.30	17.70	to	16.20
	12/31/2009		8,675,655	0.99	to	0.82	10,171,168	0.90	1.00	to	2.30	43.65	to	41.82

46

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Clarion Global Real Estate Securities Initial Class
	12/31/2013		25,898,917	$1.46	to	$2.19	$57,062,615	5.48%	0.30%	to	2.05%	3.59%	to	1.81%
	12/31/2012		26,594,009	1.41	to	2.16	57,605,091	3.51	0.30	to	2.05	24.88	to	22.72
	12/31/2011		28,191,428	1.13	to	1.76	50,372,213	6.91	0.30	to	2.05	(6.02)	to	(7.63)
	12/31/2010		28,710,409	1.20	to	1.90	56,635,878	6.29	0.30	to	2.05	15.32	to	13.35
	12/31/2009		32,206,354	1.04	to	1.68	55,827,476	—	0.30	to	2.05	33.02	to	30.74
TA Clarion Global Real Estate Securities Service Class
	12/31/2013		42,999,885	1.12	to	0.93	67,513,394	5.20	1.00	to	2.30	2.68	to	1.37
	12/31/2012		39,824,782	1.09	to	0.92	56,463,326	3.39	1.00	to	2.30	23.73	to	22.15
	12/31/2011		29,309,684	0.88	to	0.75	34,066,010	7.36	1.00	to	2.30	(6.94)	to	(8.12)
	12/31/2010		15,412,558	0.95	to	0.82	20,220,639	6.34	1.00	to	2.30	14.16	to	12.71
	12/31/2009		5,523,998	0.83	to	0.73	7,441,272	—	1.00	to	2.30	31.69	to	30.01
TA Hanlon Income Service Class
	12/31/2013		130,833,480	1.06	to	1.00	137,965,314	4.02	0.45	to	2.30	2.48	to	0.62
	12/31/2012		181,906,739	1.04	to	1.00	186,371,405	2.13	0.45	to	2.30	3.00	to	1.13
	12/31/2011		205,056,535	1.03	to	0.99	205,967,606	1.49	0.50	to	2.30	2.42	to	0.62
	12/31/2010		229,747,510	1.00	to	0.98	227,459,960	0.23	0.50	to	2.30	(0.38)	to	(2.13)
	12/31/2009	(1)	12,334,342	1.00	to	1.00	12,380,050	—	0.50	to	2.30	0.49	to	0.28
TA ING Balanced Allocation Service Class
	12/31/2013	(1)	676,223	10.63	to	10.57	7,179,385	—	1.15	to	2.00	—	to	—
TA ING Conservative Allocation Service Class
	12/31/2013	(1)	95,287	10.21	to	10.15	972,448	—	1.15	to	2.00	—	to	—
TA ING Intermediate Bond Service Class
	12/31/2013	(1)	9,280	9.58	to	9.52	88,745	—	1.15	to	2.00	—	to	—
TA ING Large Cap Growth Service Class
	12/31/2013	(1)	3,289	11.75	to	11.68	38,623	—	1.15	to	2.00	—	to	—
TA ING Limited Maturity Bond Service Class
	12/31/2013	(1)	42,625	9.91	to	9.86	422,156	—	1.15	to	2.00	—	to	—
TA ING Mid Cap Opportunities Service Class
	12/31/2013	(1)	10,871	11.73	to	11.66	127,401	—	1.15	to	2.00	—	to	—
TA ING Moderate Growth Allocation Service Class
	12/31/2013	(1)	301,874	11.03	to	10.97	3,329,167	—	1.15	to	2.00	—	to	—
TA International Moderate Growth Initial Class
	12/31/2013		68,883	1.19	to	1.18	81,344	2.06	0.30	to	0.45	12.38	to	12.21
	12/31/2012		69,730	1.06	to	1.05	73,383	3.07	0.30	to	0.45	12.47	to	12.30
	12/31/2011		67,558	0.95	to	0.94	63,312	1.88	0.30	to	0.45	(7.65)	to	(7.79)
	12/31/2010		84,742	1.02	to	1.02	86,238	2.46	0.30	to	0.45	10.17	to	10.01
	12/31/2009		85,112	0.93	to	0.92	78,714	2.75	0.30	to	0.45	29.30	to	29.11
TA International Moderate Growth Service Class
	12/31/2013		462,667,833	1.19	to	1.01	540,097,455	1.89	0.45	to	2.45	11.96	to	9.77
	12/31/2012		435,812,829	0.96	to	0.92	421,817,595	2.76	0.45	to	2.45	11.98	to	9.78
	12/31/2011		437,391,796	0.84	to	0.84	381,977,447	1.91	0.50	to	2.45	(7.99)	to	(9.74)
	12/31/2010		429,105,200	0.91	to	0.93	410,949,166	2.54	0.50	to	2.45	9.69	to	7.61
	12/31/2009		391,796,410	0.83	to	0.86	345,789,949	2.64	0.50	to	2.45	28.68	to	26.23
TA Janus Balanced Service Class
	12/31/2013		134,857,638	1.26	to	1.11	202,083,341	0.79	0.45	to	2.30	18.49	to	16.34
	12/31/2012		79,178,162	0.91	to	0.95	77,245,177	—	0.45	to	2.30	11.99	to	9.96
	12/31/2011		48,218,319	0.90	to	0.87	42,441,908	0.16	0.50	to	2.30	(11.25)	to	(12.81)
	12/31/2010		29,579,411	1.01	to	0.99	29,624,342	0.16	0.50	to	2.30	2.59	to	0.78
	12/31/2009	(1)	1,957,683	0.99	to	0.98	1,930,067	—	0.50	to	2.30	(1.30)	to	(1.51)

47

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Jennison Growth Initial Class
	12/31/2013		144,329,746	$1.87	to	$1.72	$215,213,377	0.26%	0.30%	to	2.05%	37.29%	to	34.94%
	12/31/2012		157,817,221	1.36	to	1.28	173,130,001	0.07	0.30	to	2.05	15.42	to	13.43
	12/31/2011		176,286,564	1.18	to	1.13	169,615,273	0.12	0.30	to	2.05	(0.93)	to	(2.62)
	12/31/2010		202,486,539	1.19	to	1.16	198,652,614	0.05	0.30	to	2.05	11.93	to	10.01
	12/31/2009		32,133,426	1.06	to	1.05	28,090,050	0.16	0.30	to	2.05	40.58	to	38.17
TA Jennison Growth Service Class
	12/31/2013		27,380,560	1.80	to	1.44	54,998,264	0.07	1.00	to	2.30	35.94	to	34.21
	12/31/2012		27,585,024	1.33	to	1.07	37,902,871	—	1.00	to	2.30	14.26	to	12.80
	12/31/2011		22,078,033	1.16	to	0.95	26,802,961	—	1.00	to	2.30	(1.75)	to	(3.00)
	12/31/2010		19,997,975	1.18	to	0.98	25,274,233	0.03	1.00	to	2.30	10.87	to	9.46
	12/31/2009		1,970,682	1.07	to	0.89	2,284,403	—	1.00	to	2.30	39.30	to	37.53
TA JPMorgan Core Bond Service Class
	12/31/2013		73,167,181	1.07	to	1.02	90,622,618	2.78	0.45	to	2.30	(2.57)	to	(4.33)
	12/31/2012		72,763,993	1.10	to	1.06	78,449,061	2.67	0.45	to	2.30	4.28	to	2.39
	12/31/2011	(1)	35,157,128	1.05	to	1.04	36,702,886	2.29	0.45	to	2.30	—	to	—
TA JPMorgan Enhanced Index Initial Class
	12/31/2013		55,031,777	1.73	to	1.66	100,660,653	0.67	0.30	to	2.05	32.12	to	29.86
	12/31/2012		52,526,919	1.31	to	1.28	74,350,888	1.13	0.30	to	2.05	16.00	to	14.00
	12/31/2011		53,172,954	1.13	to	1.12	65,862,732	1.12	0.30	to	2.05	0.44	to	(1.28)
	12/31/2010		76,703,045	1.12	to	1.13	93,030,219	1.33	0.30	to	2.05	14.83	to	12.86
	12/31/2009		86,707,872	0.98	to	1.00	93,336,184	2.18	0.30	to	2.05	29.20	to	26.99
TA JPMorgan Enhanced Index Service Class
	12/31/2013		9,913,185	1.56	to	1.25	20,941,794	0.52	1.00	to	2.30	30.83	to	29.16
	12/31/2012		5,368,914	1.19	to	0.97	7,225,436	0.99	1.00	to	2.30	14.94	to	13.47
	12/31/2011		3,275,891	1.04	to	0.85	3,841,608	1.02	1.00	to	2.30	(0.52)	to	(1.78)
	12/31/2010		3,234,212	1.04	to	0.87	3,954,312	1.26	1.00	to	2.30	13.72	to	12.27
	12/31/2009		2,271,729	0.92	to	0.77	2,512,330	1.83	1.00	to	2.30	28.04	to	26.41
TA JPMorgan Mid Cap Value Service Class
	12/31/2013		44,759,206	1.49	to	1.85	92,720,076	0.40	0.45	to	2.30	30.88	to	28.51
	12/31/2012		31,803,797	1.11	to	1.44	46,730,625	0.65	0.45	to	2.30	19.69	to	17.52
	12/31/2011		21,734,863	1.28	to	1.23	27,000,415	1.22	0.50	to	2.30	1.22	to	(0.55)
	12/31/2010		9,453,315	1.26	to	1.24	11,770,674	2.66	0.50	to	2.30	22.21	to	20.06
	12/31/2009	(1)	113,542	1.03	to	1.03	116,912	—	0.50	to	2.30	3.08	to	2.87
TA JPMorgan Tactical Allocation Service Class
	12/31/2013		375,443,522	1.12	to	1.07	546,988,848	1.04	0.45	to	2.30	4.82	to	2.92
	12/31/2012		283,194,118	1.07	to	1.04	298,886,788	0.62	0.45	to	2.30	6.98	to	5.04
	12/31/2011	(1)	86,087,627	1.00	to	0.99	85,731,784	1.02	0.45	to	2.30	—	to	—
TA Legg Mason Dynamic Allocation - Balanced Service Class
	12/31/2013		197,557,983	1.11	to	1.08	365,842,243	0.23	0.45	to	2.05	8.88	to	7.18
	12/31/2012	(1)	68,365,547	1.02	to	1.01	69,030,904	—	0.45	to	2.05	—	to	—
TA Legg Mason Dynamic Allocation - Growth Service Class
	12/31/2013		76,448,745	1.16	to	1.13	144,223,614	0.21	0.45	to	2.05	15.09	to	13.29
	12/31/2012	(1)	20,091,884	1.01	to	1.00	20,178,001	—	0.45	to	2.05	—	to	—
TA Madison Balanced Allocation Service Class
	12/31/2013		42,293,805	1.15	to	1.14	64,564,165	1.09	1.30	to	1.90	11.90	to	11.24
	12/31/2012		28,210,824	1.03	to	1.02	29,065,560	0.59	1.30	to	1.90	6.91	to	6.27
	12/31/2011	(1)	11,248,987	0.96	to	0.96	10,848,339	—	1.30	to	1.90	—	to	—
TA Madison Conservative Allocation Service Class
	12/31/2013		44,440,435	1.09	to	1.08	64,098,730	1.26	1.30	to	1.90	5.49	to	4.87
	12/31/2012		34,267,174	1.04	to	1.03	35,499,752	0.47	1.30	to	1.90	4.96	to	4.34
	12/31/2011	(1)	8,130,720	0.99	to	0.98	8,033,761	—	1.30	to	1.90	—	to	—

48

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Madison Diversified Income Service Class
	12/31/2013		60,053,544	$1.14	to	$1.12	$86,025,931	0.36%	1.30%	to	1.90%	7.82%	to	7.18%
	12/31/2012		44,043,920	1.06	to	1.05	46,510,212	0.09	1.30	to	1.90	4.30	to	3.68
	12/31/2011	(1)	12,398,391	1.01	to	1.01	12,558,916	—	1.30	to	1.90	—	to	—
TA Market Participation Strategy Service Class
	12/31/2013		82,457,456	1.13	to	1.11	172,219,479	—	0.45	to	2.05	13.78	to	12.00
	12/31/2012	(1)	16,734,167	0.99	to	0.99	16,565,111	—	0.45	to	2.05	—	to	—
TA MFS International Equity Initial Class
	12/31/2013		59,179,818	1.71	to	1.68	88,662,107	1.17	0.30	to	2.05	17.74	to	15.72
	12/31/2012		56,849,479	1.45	to	1.46	72,937,715	1.65	0.30	to	2.05	21.79	to	19.69
	12/31/2011		62,505,707	1.19	to	1.22	66,814,317	1.26	0.30	to	2.05	(10.33)	to	(11.86)
	12/31/2010		63,848,704	1.33	to	1.38	78,239,093	1.38	0.30	to	2.05	10.16	to	8.28
	12/31/2009		71,916,708	1.20	to	1.27	80,985,199	2.79	0.30	to	2.05	32.29	to	30.02
TA MFS International Equity Service Class
	12/31/2013		29,425,992	1.37	to	1.10	52,282,886	1.08	1.00	to	2.30	16.60	to	15.12
	12/31/2012		21,745,871	1.17	to	0.95	29,441,850	1.52	1.00	to	2.30	20.66	to	19.12
	12/31/2011		13,582,644	0.97	to	0.80	15,620,390	1.07	1.00	to	2.30	(11.10)	to	(12.23)
	12/31/2010		10,099,329	1.09	to	0.91	13,440,788	1.28	1.00	to	2.30	9.21	to	7.83
	12/31/2009		5,477,407	1.00	to	0.84	7,157,222	2.54	1.00	to	2.30	30.93	to	29.26
TA Morgan Stanley Capital Growth Initial Class
	12/31/2013		63,858,118	1.98	to	1.88	122,190,639	0.68	0.30	to	2.05	47.81	to	45.27
	12/31/2012		70,786,565	1.34	to	1.30	92,810,047	—	0.30	to	2.05	15.20	to	13.22
	12/31/2011		77,971,842	1.16	to	1.14	90,371,837	—	0.30	to	2.05	(6.09)	to	(7.70)
	12/31/2010		82,988,845	1.24	to	1.24	105,966,231	0.86	0.30	to	2.05	27.06	to	24.88
	12/31/2009		90,988,559	0.98	to	0.99	93,235,301	2.55	0.30	to	2.05	27.53	to	25.34
TA Morgan Stanley Capital Growth Service Class
	12/31/2013		14,630,108	1.74	to	1.43	30,532,381	0.52	1.00	to	2.30	46.42	to	44.56
	12/31/2012		10,678,156	1.19	to	0.99	14,654,467	—	1.00	to	2.30	14.06	to	12.60
	12/31/2011		7,435,251	1.04	to	0.88	8,922,211	—	1.00	to	2.30	(6.92)	to	(8.10)
	12/31/2010		3,484,576	1.12	to	0.96	4,577,380	0.65	1.00	to	2.30	25.83	to	24.23
	12/31/2009		2,166,681	0.89	to	0.77	2,419,309	2.16	1.00	to	2.30	26.30	to	24.70
TA Morgan Stanley Mid-Cap Growth Initial Class
	12/31/2013		71,916,354	2.21	to	1.87	108,803,629	0.81	0.30	to	2.05	38.72	to	36.35
	12/31/2012		80,353,211	1.59	to	1.37	88,377,560	—	0.30	to	2.05	8.75	to	6.88
	12/31/2011		90,223,005	1.47	to	1.29	93,453,422	0.27	0.30	to	2.05	(6.99)	to	(8.58)
	12/31/2010		45,826,692	1.58	to	1.41	52,676,319	0.12	0.30	to	2.05	33.50	to	31.21
	12/31/2009		44,546,245	1.18	to	1.07	38,664,169	—	0.30	to	2.05	60.08	to	57.33
TA Morgan Stanley Mid-Cap Growth Service Class
	12/31/2013		30,804,833	2.05	to	1.53	66,970,148	0.59	1.00	to	2.30	37.45	to	35.71
	12/31/2012		29,136,983	1.49	to	1.12	43,649,147	—	1.00	to	2.30	7.69	to	6.32
	12/31/2011		29,768,739	1.39	to	1.06	41,172,684	0.23	1.00	to	2.30	(7.84)	to	(9.01)
	12/31/2010		10,059,817	1.50	to	1.16	15,765,432	0.02	1.00	to	2.30	32.26	to	30.58
	12/31/2009		3,747,395	1.14	to	0.89	4,553,951	—	1.00	to	2.30	58.54	to	56.52
TA Multi-Managed Balanced Initial Class
	12/31/2013		31,688,745	1.82	to	1.86	60,860,817	1.66	0.30	to	2.05	17.74	to	15.72
	12/31/2012		26,984,504	1.55	to	1.61	44,551,745	1.67	0.30	to	2.05	12.23	to	10.30
	12/31/2011		21,818,875	1.38	to	1.46	32,774,365	2.42	0.30	to	2.05	3.73	to	1.95
	12/31/2010		19,614,303	1.33	to	1.43	29,157,855	0.50	0.30	to	2.05	23.75	to	21.63
	12/31/2009		20,799,868	1.07	to	1.17	25,310,473	1.71	0.30	to	2.05	25.92	to	23.76
TA Multi-Managed Balanced Service Class
	12/31/2013		121,925,978	1.55	to	1.38	209,521,553	1.51	0.30	to	2.45	17.40	to	14.94
	12/31/2012		110,385,736	1.32	to	1.20	160,467,731	1.51	0.30	to	2.45	12.06	to	9.70
	12/31/2011		91,998,228	1.18	to	1.10	121,178,718	2.26	0.30	to	2.45	3.44	to	1.28
	12/31/2010		76,752,097	1.14	to	1.08	985,211,234	0.45	0.30	to	2.45	13.74	to	20.92
	12/31/2009		40,404,047	0.90	to	0.90	42,432,801	1.82	0.50	to	2.45	25.31	to	22.93

49

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Multi-Manager Alt Strategies Service Class
	12/31/2013	(1)	3,504	$10.23	to	$10.21	$35,815	—%	0.45%	to	1.65%	—%	to	—%
TA PIMCO Real Return TIPS Service Class
	12/31/2013		129,606,833	1.02	to	0.97	146,927,777	0.33	0.45	to	2.30	(9.95)	to	(11.58)
	12/31/2012		138,283,516	1.14	to	1.10	154,482,171	0.26	0.45	to	2.30	5.82	to	3.90
	12/31/2011	(1)	56,932,731	1.07	to	1.06	60,710,663	—	0.45	to	2.30	—	to	—
TA PIMCO Tactical - Balanced Service Class
	12/31/2013		171,119,545	1.10	to	0.98	288,333,349	0.68	0.45	to	2.30	11.35	to	9.33
	12/31/2012		72,354,835	0.92	to	0.90	66,584,229	1.55	0.45	to	2.30	0.53	to	(1.30)
	12/31/2011		61,974,135	0.94	to	0.91	57,246,016	1.25	0.50	to	2.30	(3.89)	to	(5.58)
	12/31/2010		54,911,229	0.98	to	0.96	53,292,436	0.44	0.50	to	2.30	(3.94)	to	(5.63)
	12/31/2009	(1)	1,888,250	1.02	to	1.02	1,927,196	—	0.50	to	2.30	2.19	to	1.97
TA PIMCO Tactical - Conservative Service Class
	12/31/2013		70,134,516	1.07	to	0.93	88,003,434	0.70	0.45	to	2.30	7.67	to	5.72
	12/31/2012		46,065,653	0.88	to	0.88	41,475,616	1.11	0.45	to	2.30	1.07	to	(0.77)
	12/31/2011		39,091,594	0.92	to	0.88	35,136,023	1.36	0.50	to	2.30	(7.92)	to	(9.54)
	12/31/2010		30,416,093	1.00	to	0.98	29,986,246	0.77	0.50	to	2.30	(2.60)	to	(4.32)
	12/31/2009	(1)	920,876	1.02	to	1.02	941,497	—	0.50	to	2.30	2.36	to	2.15
TA PIMCO Tactical - Growth Service Class
	12/31/2013		69,528,331	1.14	to	0.96	99,998,339	0.86	0.45	to	2.30	16.28	to	14.18
	12/31/2012		38,893,640	0.83	to	0.84	33,577,730	0.48	0.45	to	2.30	0.24	to	(1.58)
	12/31/2011		35,859,030	0.89	to	0.86	31,186,224	1.40	0.50	to	2.30	(12.05)	to	(13.60)
	12/31/2010		30,823,584	1.01	to	0.99	30,789,548	1.21	0.50	to	2.30	(1.20)	to	(2.94)
	12/31/2009	(1)	1,173,574	1.02	to	1.02	1,198,564	—	0.50	to	2.30	2.25	to	2.04
TA PIMCO Total Return Initial Class
	12/31/2013		186,503,559	1.49	to	1.44	280,476,932	2.07	0.30	to	2.05	(2.84)	to	(4.50)
	12/31/2012		235,018,700	1.53	to	1.50	368,216,199	4.07	0.30	to	2.05	7.23	to	5.38
	12/31/2011		244,733,790	1.43	to	1.43	363,405,872	2.35	0.30	to	2.05	5.95	to	4.14
	12/31/2010		266,597,702	1.35	to	1.37	380,552,048	4.08	0.30	to	2.05	6.87	to	5.04
	12/31/2009		279,590,381	1.26	to	1.31	378,286,309	6.37	0.30	to	2.05	15.69	to	13.71
TA PIMCO Total Return Service Class
	12/31/2013		616,854,993	1.26	to	1.11	867,475,116	2.00	0.30	to	2.45	(3.06)	to	(5.09)
	12/31/2012		659,113,836	1.30	to	1.17	888,810,204	4.13	0.30	to	2.45	7.00	to	4.74
	12/31/2011		482,569,885	1.21	to	1.11	611,763,234	2.40	0.30	to	2.45	5.63	to	3.42
	12/31/2010		332,638,279	1.15	to	1.08	403,964,319	4.40	0.30	to	2.45	6.62	to	4.38
	12/31/2009		167,108,605	1.08	to	1.03	191,930,783	7.45	0.30	to	2.45	15.40	to	12.98
TA ProFunds UltraBear Service Class (OAM)
	12/31/2013		150,209,677	0.37	to	0.12	18,076,038	—	0.45	to	2.00	(45.35)	to	(46.19)
	12/31/2012		408,547,854	0.67	to	0.22	90,929,238	—	0.45	to	2.00	(29.75)	to	(30.82)
	12/31/2011		431,851,254	0.33	to	0.32	138,250,450	—	0.50	to	2.00	(20.35)	to	(21.52)
	12/31/2010		32,252,548	0.41	to	0.40	13,083,538	—	0.50	to	2.00	(27.12)	to	(28.20)
	12/31/2009	(1)	1,413,287	0.57	to	0.56	794,808	—	0.50	to	2.00	(43.39)	to	(43.95)
TA Systematic Small/Mid Cap Value Initial Class
	12/31/2013		39,773,037	1.91	to	3.15	170,851,041	0.41	0.30	to	2.05	35.91	to	33.58
	12/31/2012		45,088,639	1.40	to	2.36	144,509,630	0.52	0.30	to	2.05	16.04	to	14.04
	12/31/2011		51,301,551	1.21	to	2.07	145,238,700	0.15	0.30	to	2.05	(2.95)	to	(4.61)
	12/31/2010		57,506,359	1.25	to	2.17	176,468,762	0.73	0.30	to	2.05	30.02	to	27.80
	12/31/2009		63,147,299	0.96	to	1.70	155,605,046	3.20	0.30	to	2.05	42.78	to	40.34
TA Systematic Small/Mid Cap Value Service Class
	12/31/2013		42,265,850	1.80	to	1.67	78,397,395	0.31	1.00	to	2.30	34.69	to	32.98
	12/31/2012		38,547,842	1.34	to	1.26	50,307,310	0.29	1.00	to	2.30	14.89	to	13.42
	12/31/2011		37,316,572	1.16	to	1.11	42,597,888	0.04	1.00	to	2.30	(3.82)	to	(5.04)
	12/31/2010		25,072,650	1.21	to	1.17	29,899,568	0.73	1.00	to	2.30	28.76	to	27.13
	12/31/2009		6,153,533	0.94	to	0.92	5,731,404	2.89	1.00	to	2.30	41.49	to	39.69

50

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA T. Rowe Price Small Cap Initial Class
	12/31/2013		66,357,693	$2.31	to	$2.32	$133,781,369	0.07%	0.30%	to	2.05%	43.64%	to	41.18%
	12/31/2012		65,629,864	1.61	to	1.64	93,134,478	—	0.30	to	2.05	15.34	to	13.36
	12/31/2011		71,343,391	1.40	to	1.45	89,139,213	—	0.30	to	2.05	1.39	to	(0.35)
	12/31/2010		75,918,043	1.38	to	1.46	96,637,482	—	0.30	to	2.05	34.02	to	31.73
	12/31/2009		80,087,962	1.03	to	1.11	76,880,478	—	0.30	to	2.05	38.29	to	35.92
TA T. Rowe Price Small Cap Service Class
	12/31/2013		43,650,997	2.20	to	1.75	116,003,107	—	1.00	to	2.30	42.28	to	40.47
	12/31/2012		34,333,173	1.55	to	1.25	59,705,218	—	1.00	to	2.30	14.26	to	12.80
	12/31/2011		27,605,478	1.35	to	1.11	42,249,603	—	1.00	to	2.30	0.51	to	(0.76)
	12/31/2010		16,289,629	1.35	to	1.11	256,533,330	—	1.00	to	2.30	32.73	to	31.05
	12/31/2009		6,986,032	1.01	to	0.85	8,973,181	—	1.00	to	2.30	36.96	to	35.22
TA TS&W International Equity Initial Class
	12/31/2013		52,989,718	1.55	to	1.71	97,474,795	2.32	0.30	to	2.05	23.97	to	21.85
	12/31/2012		54,810,635	1.25	to	1.40	82,100,458	2.20	0.30	to	2.05	16.40	to	14.39
	12/31/2011		62,475,718	1.07	to	1.22	81,795,258	1.36	0.30	to	2.05	(14.55)	to	(16.01)
	12/31/2010		71,194,598	1.26	to	1.46	110,354,576	1.99	0.30	to	2.05	8.15	to	6.30
	12/31/2009		82,358,765	1.16	to	1.37	119,786,674	0.16	0.30	to	2.05	25.51	to	23.35
TA TS&W International Equity Service Class
	12/31/2013		15,102,094	1.23	to	0.96	25,313,843	2.17	1.00	to	2.30	22.84	to	21.28
	12/31/2012		11,880,393	1.00	to	0.79	15,587,968	2.03	1.00	to	2.30	15.28	to	13.81
	12/31/2011		10,461,433	0.87	to	0.69	11,449,693	1.16	1.00	to	2.30	(15.41)	to	(16.49)
	12/31/2010		9,746,429	1.02	to	0.83	12,844,682	1.81	1.00	to	2.30	7.13	to	5.77
	12/31/2009		8,069,031	0.96	to	0.78	10,462,332	—	1.00	to	2.30	24.43	to	22.85
TA Vanguard ETF - Aggressive Growth Service Class
	12/31/2013		77,228,972	1.37	to	1.52	144,749,805	1.10	0.45	to	2.30	26.50	to	24.22
	12/31/2012		61,553,431	1.02	to	1.22	77,677,979	1.09	0.45	to	2.30	16.04	to	13.93
	12/31/2011		38,700,428	1.12	to	1.07	42,455,820	0.76	0.50	to	2.30	(4.40)	to	(6.08)
	12/31/2010		18,399,730	1.17	to	1.14	21,278,971	0.07	0.50	to	2.30	13.84	to	11.84
	12/31/2009	(1)	374,885	1.03	to	1.02	383,932	—	0.50	to	2.30	2.54	to	2.33
TA Vanguard ETF - Balanced Service Class
	12/31/2013		1,613,603,415	1.28	to	1.14	2,666,435,334	1.17	0.30	to	2.45	11.10	to	8.77
	12/31/2012		1,148,678,174	1.16	to	1.05	1,281,462,055	1.26	0.30	to	2.45	8.07	to	5.79
	12/31/2011		723,280,430	1.07	to	0.99	756,615,645	1.19	0.30	to	2.45	1.16	to	(0.95)
	12/31/2010		305,954,347	1.06	to	1.00	321,175,685	1.17	0.30	to	2.45	10.36	to	8.04
	12/31/2009		183,711,338	0.96	to	0.92	176,391,472	0.35	0.30	to	2.45	16.18	to	13.74
TA Vanguard ETF - Conservative Service Class
	12/31/2013		361,224,917	1.12	to	1.17	519,638,980	1.35	0.45	to	2.45	6.99	to	4.90
	12/31/2012		317,054,059	1.05	to	1.12	366,004,420	1.11	0.45	to	2.45	6.14	to	4.05
	12/31/2011		185,723,366	1.12	to	1.07	203,933,376	0.72	0.50	to	2.45	2.66	to	0.71
	12/31/2010		69,398,883	1.09	to	1.07	74,799,016	0.03	0.50	to	2.45	8.88	to	6.81
	12/31/2009	(1)	1,506,918	1.00	to	1.00	1,504,655	—	0.50	to	2.45	(0.06)	to	(0.28)
TA Vanguard ETF - Growth Service Class
	12/31/2013		1,349,170,047	1.31	to	1.16	2,009,478,549	1.29	0.30	to	2.45	18.43	to	15.94
	12/31/2012		976,524,487	1.10	to	1.00	1,050,069,328	1.64	0.30	to	2.45	11.22	to	8.87
	12/31/2011		805,466,319	0.99	to	0.92	788,486,960	1.49	0.30	to	2.45	(1.43)	to	(3.49)
	12/31/2010		658,803,899	1.01	to	0.95	661,308,899	1.20	0.30	to	2.45	12.67	to	10.30
	12/31/2009		455,444,776	0.89	to	0.86	410,311,740	0.46	0.30	to	2.45	22.81	to	20.24
TA WMC Diversified Growth Initial Class
	12/31/2013		228,609,102	1.56	to	1.19	305,498,682	1.04	0.30	to	2.30	32.07	to	29.49
	12/31/2012		256,585,260	1.18	to	0.92	261,805,432	0.31	0.30	to	2.30	12.83	to	10.61
	12/31/2011		296,562,216	1.05	to	0.83	272,712,595	0.34	0.30	to	2.30	(4.02)	to	(5.89)
	12/31/2010		215,947,660	1.09	to	0.88	208,208,286	0.54	0.30	to	2.30	17.46	to	15.16
	12/31/2009		239,758,825	0.93	to	0.77	198,752,381	0.94	0.30	to	2.30	28.81	to	26.29

51

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA WMC Diversified Growth Service Class
	12/31/2013	34,571,986	$1.37	to	$1.11	$61,053,692	0.80%	1.00%	to	2.30%	30.82%	to	29.16%
	12/31/2012	32,536,857	1.05	to	0.86	40,001,799	0.11	1.00	to	2.30	11.74	to	10.31
	12/31/2011	30,480,056	0.94	to	0.78	34,281,548	0.24	1.00	to	2.30	(4.88)	to	(6.09)
	12/31/2010	7,909,030	0.99	to	0.83	10,379,319	0.32	1.00	to	2.30	16.32	to	14.84
	12/31/2009	6,240,668	0.85	to	0.73	7,691,706	0.49	1.00	to	2.30	27.62	to	26.00
Vanguard® Equity Index
	12/31/2013	378,998	1.40	to	1.40	578,435	1.71	0.30	to	1.00	31.79	to	30.87
	12/31/2012	495,731	1.06	to	1.07	531,667	1.95	0.30	to	1.00	15.51	to	14.71
	12/31/2011	477,253	0.92	to	0.93	444,505	1.49	0.30	to	0.80	1.63	to	1.13
	12/31/2010	381,945	0.91	to	0.92	350,978	1.19	0.30	to	0.80	14.57	to	14.00
	12/31/2009	149,577	0.79	to	0.80	119,884	2.49	0.30	to	0.80	26.07	to	25.44
Vanguard® International
	12/31/2013	472,637	1.24	to	1.14	538,704	1.42	0.30	to	1.00	22.89	to	22.04
	12/31/2012	559,544	1.01	to	0.94	519,017	2.02	0.30	to	1.00	19.78	to	18.94
	12/31/2011	620,315	0.84	to	0.76	481,151	1.27	0.30	to	0.80	(13.79)	to	(14.22)
	12/31/2010	407,934	0.98	to	0.88	365,964	1.34	0.30	to	0.80	15.38	to	14.81
	12/31/2009	276,426	0.85	to	0.77	216,767	3.71	0.30	to	0.80	42.36	to	41.65
Vanguard® Mid-Cap Index
	12/31/2013	230,296	1.50	to	1.35	340,922	1.05	0.30	to	1.00	34.52	to	33.59
	12/31/2012	297,422	1.12	to	1.01	325,310	1.15	0.30	to	1.00	15.47	to	14.66
	12/31/2011	402,129	0.97	to	0.97	379,597	0.53	0.30	to	0.80	(2.33)	to	(2.81)
	12/31/2010	165,912	0.99	to	1.00	165,968	0.41	0.30	to	0.80	24.99	to	24.38
	12/31/2009	50,388	0.79	to	0.80	40,452	1.78	0.30	to	0.80	39.95	to	39.26
Vanguard® REIT Index
	12/31/2013	103,087	1.08	to	1.13	158,694	1.90	0.30	to	1.00	2.03	to	1.32
	12/31/2012	140,160	1.06	to	1.11	158,685	1.90	0.30	to	1.00	17.11	to	16.29
	12/31/2011	111,966	0.90	to	0.98	109,343	1.28	0.30	to	0.80	8.12	to	7.58
	12/31/2010	83,414	0.84	to	0.92	76,261	1.81	0.30	to	0.80	27.87	to	27.23
	12/31/2009	42,142	0.65	to	0.72	30,028	6.04	0.30	to	0.80	28.76	to	28.12
Vanguard® Short-Term Investment Grade
	12/31/2013	1,376,709	1.27	to	1.03	1,873,277	1.85	0.30	to	1.00	0.78	to	0.08
	12/31/2012	1,489,155	1.26	to	1.03	1,731,237	2.47	0.30	to	1.00	4.10	to	3.38
	12/31/2011	1,453,336	1.21	to	1.13	1,635,572	3.00	0.30	to	0.80	1.71	to	1.21
	12/31/2010	1,001,707	1.19	to	1.12	1,142,487	2.05	0.30	to	0.80	4.90	to	4.38
	12/31/2009	529,984	1.13	to	1.07	581,909	4.61	0.30	to	0.80	13.52	to	12.96
Vanguard® Total Bond Market Index
	12/31/2013	650,046	1.34	to	1.05	799,864	3.26	0.30	to	1.00	(2.58)	to	(3.26)
	12/31/2012	1,256,245	1.37	to	1.08	1,501,688	2.71	0.30	to	1.00	3.71	to	2.99
	12/31/2011	1,290,829	1.32	to	1.22	1,504,494	2.74	0.30	to	0.80	7.33	to	6.80
	12/31/2010	622,533	1.23	to	1.14	731,307	2.90	0.30	to	0.80	6.18	to	5.66
	12/31/2009	529,418	1.16	to	1.08	596,968	4.45	0.30	to	0.80	5.62	to	5.10
Wanger International
	12/31/2013	218,810	1.35	to	1.23	304,394	2.78	0.30	to	0.80	22.00	to	21.40
	12/31/2012	179,090	1.11	to	1.01	188,772	1.22	0.30	to	0.80	21.20	to	20.59
	12/31/2011	168,463	0.91	to	0.84	142,878	4.53	0.30	to	0.80	(14.88)	to	(15.30)
	12/31/2010	102,665	1.07	to	0.99	102,369	2.77	0.30	to	0.80	24.55	to	23.93
	12/31/2009	57,140	0.86	to	0.80	45,896	3.88	0.30	to	0.80	49.33	to	48.59

52

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Wanger USA
	12/31/2013	88,252	$1.58	to	$1.58	$139,724	0.14%	0.30%	to	0.80%	33.35%	to	32.69%
	12/31/2012	94,839	1.18	to	1.19	112,860	0.29	0.30	to	0.80	19.66	to	19.06
	12/31/2011	81,361	0.99	to	1.00	81,417	—	0.30	to	0.80	(3.78)	to	(4.26)
	12/31/2010	75,070	1.03	to	1.04	78,735	—	0.30	to	0.80	22.98	to	22.37
	12/31/2009	9,683	0.84	to	0.85	8,283	—	0.30	to	0.80	41.80	to	41.10

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

Expense Ratio	Inception Date
2.35%	May 1, 2008
2.45%	January 1, 2008
1.95%	January 1, 2008

There are subaccounts that have total return ranges outside of the range indicated above. Following is the list of the subaccounts and their corresponding lowest total return and highest total return.

Subaccount	2010 Total Return Range
TA AllianceBernstein Dynamic Allocation Service Class	4.68% to 8.07%
TA Jennison Growth Initial Class	5.69% to 11.93%
TA Multi-Managed Balanced Initial Class	13.57% to 23.75%
TA Multi-Managed Balanced Service Class	12.42% to 23.27%

Subaccount	2009 Total Return Range
TA Barrow Hanley Dividend Focused Initial Class	0.31% to 13.65%
TA Barrow Hanley Dividend Focused Service Class	11.16% to 23.06%
TA PIMCO Total Return Service Class	10.83% to 15.40%
TA Vanguard ETF - Balanced Service Class	(0.45)% to 16.18%
TA Vanguard ETF - Growth Service Class	(0.13)% to 22.81%

53

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

5. Administrative and Mortality and Expense Risk Charges

TLIC deducts a daily administrative charge equal to an annual rate of .15% of the daily net assets value of each subaccount for administrative expenses. TLIC also deducts an annual charge during the accumulation phase, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from 1.10% to 2.30% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a daily charge for fund facilitation fees:

Additional Fund
Subaccount	Facilitation Fee Assessed
AllianceBernstein Balanced Wealth Strategy Class B Shares	0.20%
American Funds - Asset Allocation Class 2 Shares	0.30%
American Funds - Bond Class 2 Shares	0.30%
American Funds - Growth Class 2 Shares	0.30%
American Funds - Growth-Income Class 2 Shares	0.30%
American Funds - International Class 2 Shares	0.30%
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	0.15%
GE Investments Total Return Class 3 Shares	0.20%
BlackRock Global Allocation V.I. Class I Shares	0.10%

6. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

54

Transamerica Life Insurance Company

Separate Account VA B

Notes to Financial Statements

December 31, 2013

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

55

PART C	OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

    All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

(1)	(a	)	Resolution of the Board of Directors of Transamerica Life Insurance Company authorizing establishment of the Separate Account. Note 1

(2)			Not Applicable.

(3)	(a	)	Amended and restated Principal Underwriting Agreement by and between Transamerica Life Insurance Company, on its own behalf and on the behalf of the Separate Account, and Transamerica Capital, Inc. Note 3

	(b	)	Form of Broker/Dealer and Sales Agreement. Note 1

(4)	(a	)	Form of Policy. Note 3

	(b	)	Form of Policy Rider (Return of Premium). Note 3

	(c	)	Form of Policy Rider (RIM). Note 3

(5)	(a	)	Form of Application. Note 3

(6)	(a	)	Articles of Incorporation of Transamerica Life Insurance Company. Note 2

	(b	)	By-Laws of Transamerica Life Insurance Company. Note 2

(7)			Reinsurance Agreements. Not Applicable

(8)	(a	)	Participation Agreement (TST). Note 3

	(a	)(1)	Amendment No. 1 to Participation Agreement (TST). Note 4

	(a	)(2)	Amended Schedule A to Participation Agreement dated September 18, 2013 (TST). Note 5

	(a	)(3)	Amended Schedule A to Participation Agreement dated May 1, 2014 (TST). Note 7

(9)			Opinion and Consent of Counsel. Note 7

(10)			Consent of Independent Registered Public Accounting Firm. Note 7

(11)			Not applicable.

(12)			Not applicable.

(13)			Powers of Attorney. (Brenda K. Clancy, Craig D. Vermie, Arthur C. Schneider, Eric J. Martin, Mark W. Mullin) Note 6 (C. Michiel van Katwijk). Note 7

Note 1.	Incorporated herein by reference to Initial Filing to form N-4 Registration Statement (File No. 333-185573) filed on December 20, 2012.

Note 2.	Incorporated herein by reference to Initial Filing to form N-4 Registration Statement (File No. 333-169445) filed on September 17, 2010.

Note 3.	Filed with Pre-Effective Amendment No. 1 to form N-4 Registration Statement (File No. 333-186032) filed on April 10, 2013.

Note 4.	Incorporated herein by reference to Post-Effective Amendment No. 59 to form N-4 Registration Statement (File No. 333-33085) filed on August 16, 2013.

Note 5.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to form N-4 Registration Statement (File No. 333-189435) filed on October 2, 2013.

Note 6.	Incorporated herein by reference to the Initial Filing of form N-4 Registration Statement (File No. 333-189435) filed on September 11, 2014.

Note 7.	File herewith.

Item 25.	Directors and Officers of the Depositor (Transamerica Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Brenda K. Clancy 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director and President

Mark W. Mullin 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director and Chairman of the Board

C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Senior Vice President, Chief Financial Officer and Treasurer

Craig D. Vermie 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President, Secretary and General Counsel

Arthur C. Schneider 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President and Chief Tax Officer

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Senior Vice President and Corporate Controller

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

44764 Yukon Inc.	Canada	100% Creditor Resources, Inc.	Holding company

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages

AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (91.2389%) ; Monumental Life Insurance Company (8.7611%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing

ARV Pacific Villas, A California Limited Partnership	California	Partners: Transamerica Affordable housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investment Holding Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments

Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance

CRI Canada Ltd.	Canada	44764 Yukon Inc. owns all preferred shares of stock; various non-AEGON entities/investors own comon shares of stock	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Invesments

Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)	Investments

Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Real estate investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments

Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXXVIII, LLC	Delaware	Sole Member - Garnet Community Investments XXXVIII, LLC	Investments

Garnet LIHTC Fund XXXIX, LLC	Delaware	Sole Member - Garnet Community Investments XXXIX, LLC	Investments

Garnet LIHTC Fund XL, LLC	Delaware	Sole Member - Garnet Community Investments XL, LLC	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)	Affordable housing

Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment

LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company

Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company

McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies

Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	100% AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company

Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions Corporation	Broker/Dealer

Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.

Transamerica Retirement Advisors, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Investment advisor

Transamerica Retirement Insurance Agency, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Conduct business as an insurance agency.

Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services.

Transamerica Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments

Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (82.35%); Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%) Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners

As of February 28, 2014, there were 40 Contract owners.

Item 28.	Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

David W. Hopewell	(1)	Director

David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Vice President

Elizabeth Belanger	(4)	Assistant Vice President

Dennis P. Gallagher	(5)	Assistant Vice President

Brenda L. Smith	(5)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(1)	Assistant Vice President

Arthur D. Woods	(5)	Assistant Vice President

Carrie N. Powicki	(2)	Secretary

Jeffrey T. McGlaun	(3)	Assistant Treasurer

C. Michael Van Katwijk	(3)	Treasurer

Wesley J. Hodgson	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	100 Light Street, Floor B1, Baltimore, MD 21202
(4)	440 Mamaroneck Avenue, Harrison, NY 10528
(5)	570 Carillon Parkway, St. Petersburg, FL 33716

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$0	0	0	0

(1)	Fiscal Year 2013

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Transamerica Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 28th day of April, 2014.

SEPARATE ACCOUNT VA B

TRANSAMERICA LIFE INSURANCE COMPANY
Depositor

*
Brenda K. Clancy
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Mark W. Mullin*	Director and Chairman of the Board	,2014

Craig D. Vermie*	Director, Senior Vice President, Secretary and General Counsel	,2014

Eric J. Martin*	Senior Vice President and Corporate Controller	,2014

Brenda K. Clancy*	Director and President	,2014

C. Michiel van Katwijk*	Director, Senior Vice President, Chief Financial Officer and Treasurer	,2014

/s/ Darin D. Smith Darin D. Smith	Vice President, Assistant Secretary, and Managing Assistant General Counsel	April 28, 2014

*By: Darin D. Smith – Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No.

333 – 186032

811 - 06032

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

TRANSAMERICA INCOME ELITE II

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

8(a)(3)	Amended Schedule A to Participation Agreement dated May 1, 2014 (TST)

9	Opinion and Consent of Counsel

10	Consent of Independent Registered Public Accounting Firm

13	Powers of Attorney

*	Page numbers included only in manually executed original.